UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07455
Virtus Opportunities Trust
(Exact name of registrant as specified in charter)
101 Munson Street
Greenfield, MA 01301-9668
(Address of principal executive offices) (Zip code)
Kevin J. Carr, Esq.
Vice President, Chief Legal Officer, Counsel and Secretary for Registrant
100 Pearl Street
Hartford, CT 06103-4506
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 243-1574
Date of fiscal year end: September 30
Date of reporting period: September 30, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
Virtus Bond Fund*
Virtus CA Tax-Exempt Bond Fund*
Virtus Global Commodities Stock Fund
Virtus Global Infrastructure Fund
Virtus Global Opportunities Fund
Virtus Global Real Estate Securities Fund
Virtus Greater Asia ex Japan Opportunities Fund
Virtus Greater European Opportunities Fund
Virtus High Yield Fund*
Virtus International Equity Fund
Virtus International Real Estate Securities Fund
Virtus Market Neutral Fund
Virtus Multi-Sector Fixed Income Fund*
Virtus Senior Floating Rate Fund*†
†Section 19(a) Notice appears at the back of this report.
*Prospectus Supplement applicable to these Funds appears at the back of this annual report.

Message to Shareholders	1
Disclosure of Fund Expenses	2
Key Investment Terms	4

		Schedule
	Fund	of
Fund	Summary	Investments
Virtus Bond Fund (“Bond Fund”)	8	36
Virtus CA Tax-Exempt Bond Fund (“CA Tax-Exempt Bond Fund”)	10	41
Virtus Global Commodities Stock Fund (“Global Commodities Stock Fund”)	12	44
Virtus Global Infrastructure Fund (“Global Infrastructure Fund”)	14	46
Virtus Global Opportunities Fund (“Global Opportunities Fund”)	16	48
Virtus Global Real Estate Securities Fund (“Global Real Estate Securities Fund”)	18	50
Virtus Greater Asia ex Japan Opportunities Fund (“Greater Asia ex Japan Opportunities Fund”)	20	52
Virtus Greater European Opportunities Fund (“Greater European Opportunities Fund”)	22	54
Virtus High Yield Fund (“High Yield Fund”)	24	55
Virtus International Equity Fund (“International Equity Fund”)	26	59
Virtus International Real Estate Securities Fund (“International Real Estate Securities Fund”)	28	61
Virtus Market Neutral Fund (“Market Neutral Fund”)*	30	63
Virtus Multi-Sector Fixed Income Fund (“Multi-Sector Fixed Income Fund”)	32	67
Virtus Senior Floating Rate Fund (“Senior Floating Rate Fund”)	34	75
Statements of Assets and Liabilities		82
Statements of Operations		85
Statements of Changes in Net Assets		88
Financial Highlights		94
Notes to Financial Statements		103
Report of Independent Registered Public Accounting Firm		118
Tax Information Notice		119
Consideration of Advisory and Subadvisory Agreements by the Board of Trustees		120
Fund Management Tables		123

*	Schedule of Investments and Securities Sold Short.
Proxy Voting Procedures and Voting Record (Form N-PX)
The adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trustees of the Trust (“Trustees,” the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.
Form N-Q Information
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.
This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
Dear Fellow Shareholders of Virtus Mutual Funds:
It was the tale of two vastly different financial markets for the year ended September 30, 2011. The financial markets were relatively strong in the fourth quarter of 2010, supported by the Federal Reserve’s “QE2” bond purchase program, which gave investors the confidence to invest in equities and other riskier assets. Shortly before QE2 ended in June 2011, however, a stream of negative economic data, along with the mounting debt troubles of Europe and the U.S., undermined most of the year’s earlier gains, and the markets retreated.
Investors faced these economic factors during the past year:
•	U.S. gross domestic product (“GDP”), a key measure of economic growth, shrank to an annual rate of 1.3 percent, far below its historical average of 3.28 percent;

•	U.S. manufacturing activity, which had been expanding since the recession ended in June 2009, weakened;

•	The nation’s unemployment rate remained above 9 percent, hitting a high of 9.2 percent in July;

•	A sovereign debt crisis engulfed several European nations;

•	Many U.S. corporations reported positive earnings throughout the period, but their general reluctance to invest in capital spending and new hiring caused investors concerns about a continued economic slowdown.
U.S. equities, as measured by the S&P 500® Index, gained only 1.14 percent for the period from October 1, 2010 to September 30, 2011, while international equities, represented by the MSCI EAFE® Index, lost 8.9 percent. In contrast, fixed income markets realized positive performance, and the Barclays Capital U.S. Aggregate Bond Index, a metric of taxable bond returns, rose 5.3 percent. At the same time, investor skittishness fueled demand for the relative safety of U.S. bonds, pushing the yield on the 10-year Treasury to fall below 2 percent in August 2011 for the first time ever.
While the market turbulence will eventually end, it is a good reminder of the importance of portfolio diversification. Diversification cannot guarantee a profit or prevent loss; however, owning a mix of asset classes can help cushion your portfolio against market volatility. Your adviser can help you ensure your portfolio is adequately diversified. You may also want to visit our website, www.virtus.com, to learn about the full range of Virtus mutual funds, including new investment strategies that may be used to diversify a core portfolio.
Thank you for investing with Virtus. Our experienced investment teams remain committed to your long-term financial success.
Sincerely,

George R. Aylward
President, Virtus Mutual Funds
October 2011
Whenever you have questions about your account, or require additional information, please visit us on the Web at http://virtus.com or call our shareowner service group toll-free at 1-800-243-1574.
Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

VIRTUS OPPORTUNITIES TRUST
Disclosure of Fund Expenses
For the six-month period of April 1, 2011 to September 30, 2011 (Unaudited)
     We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class I shares are sold without sales charges. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your fund’s costs in two ways.
Actual Expenses
     The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
     The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Expense Table

	Beginning	Ending	Annualized	Expenses Paid
	Account Value	Account Value	Expense	During
	April 1, 2011	September 30, 2011	Ratio	Period*
Bond Fund
Actual
Class A	$1,000.00	$1,015.90	0.85%	$4.30
Class B	1,000.00	1,011.20	1.60	8.17
Class C	1,000.00	1,011.20	1.60	8.07
Class I	1,000.00	1,016.80	0.60	3.03
Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.75	0.85	4.32
Class B	1,000.00	1,016.85	1.60	8.22
Class C	1,000.00	1,016.95	1.60	8.12
Class I	1,000.00	1,022.02	0.60	3.05
CA Tax-Exempt Bond Fund
Actual
Class A	$1,000.00	$1,088.20	0.85%	$4.45
Class I	1,000.00	1,089.70	0.60	3.14
Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.75	0.85	4.32
Class I	1,000.00	1,022.02	0.60	3.05
Global Commodities Stock Fund
Actual
Class A	$1,000.00	$752.80	1.65%	$7.25
Class C	1,000.00	750.00	2.40	10.53
Class I	1,000.00	753.70	1.40	6.15
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.69	1.65	8.38
Class C	1,000.00	1,012.88	2.40	12.18
Class I	1,000.00	1,017.96	1.40	7.11
Global Infrastructure Fund
Actual
Class A	$1,000.00	$941.50	1.30%	$6.33
Class C	1,000.00	936.90	2.05	9.95
Class I	1,000.00	941.90	1.05	5.16
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.47	1.30	6.60
Class C	1,000.00	1,014.66	2.05	10.41
Class I	1,000.00	1,019.69	1.05	5.38
Global Opportunities Fund
Actual
Class A	$1,000.00	$898.90	1.55%	$7.38
Class B	1,000.00	947.70	2.30	11.23
Class C	1,000.00	894.40	2.30	10.92
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.20	1.55	7.87
Class B	1,000.00	1,013.39	2.30	11.68
Class C	1,000.00	1,013.39	2.30	11.68
Global Real Estate Securities Fund
Actual
Class A	$1,000.00	$868.60	1.40%	$6.56
Class C	1,000.00	865.60	2.15	10.06
Class I	1,000.00	869.90	1.15	5.44
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.96	1.40	7.11
Class C	1,000.00	1,014.16	2.15	10.91
Class I	1,000.00	1,019.18	1.15	5.89

VIRTUS OPPORTUNITIES TRUST
Disclosure of Fund Expenses (Continued)
For the six-month period of April 1, 2011 to September 30, 2011 (Unaudited)
Expense Table

	Beginning	Ending	Annualized	Expenses Paid
	Account Value	Account Value	Expense	During
	April 1, 2011	September 30, 2011	Ratio	Period*
Greater Asia ex Japan Opportunities Fund
Actual
Class A	$1,000.00	$931.10	1.80%	$8.71
Class C	1,000.00	927.40	2.55	12.32
Class I	1,000.00	933.90	1.55	7.51
Hypothetical (5% return before expenses)
Class A	1,000.00	1,015.93	1.80	9.14
Class C	1,000.00	1,012.12	2.55	12.95
Class I	1,000.00	1,017.20	1.55	7.87
Greater European Opportunities Fund
Actual
Class A	$1,000.00	$920.40	1.45%	$6.93
Class C	1,000.00	916.90	2.20	10.52
Class I	1,000.00	921.40	1.20	5.73
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.76	1.45	7.31
Class C	1,000.00	1,013.95	2.20	11.12
Class I	1,000.00	1,019.03	1.20	6.04
High Yield Fund
Actual
Class A	$1,000.00	$943.80	1.15%	$5.60
Class B	1,000.00	941.10	1.90	9.25
Class C	1,000.00	941.50	1.90	9.25
Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.23	1.15	5.84
Class B	1,000.00	1,015.42	1.90	9.65
Class C	1,000.00	1,015.42	1.90	9.65
International Equity Fund
Actual
Class A	$1,000.00	$891.50	1.50%	$7.16
Class C	1,000.00	887.40	2.25	10.60
Class I	1,000.00	892.20	1.25	5.93
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.40	1.50	7.67
Class C	1,000.00	1,013.70	2.25	11.37
Class I	1,000.00	1,018.72	1.25	6.35
International Real Estate Securities Fund
Actual
Class A	$1,000.00	$838.10	1.50%	$6.91
Class C	1,000.00	834.70	2.25	10.35
Class I	1,000.00	839.50	1.25	5.76
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.46	1.50	7.61
Class C	1,000.00	1,013.65	2.25	11.42
Class I	1,000.00	1,018.72	1.25	6.35
Market Neutral Fund**
Actual
Class A	$1,000.00	$917.30	5.14%	$24.70
Class B	1,000.00	912.40	5.91	28.33
Class C	1,000.00	914.20	5.88	28.22
Class I	1,000.00	917.50	4.89	23.51
Hypothetical (5% return before expenses)
Class A	1,000.00	998.98	5.14	26.09
Class B	1,000.00	995.07	5.91	30.00
Class C	1,000.00	995.22	5.88	29.85
Class I	1,000.00	1,000.25	4.89	24.82
Multi-Sector Fixed Income Fund
Actual
Class A	$1,000.00	$964.20	1.16%	$5.71
Class B	1,000.00	959.60	1.90	9.33
Class C	1,000.00	959.90	1.91	9.38
Class I	1,000.00	965.40	0.91	4.48
Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.18	1.16	5.89
Class B	1,000.00	1,015.42	1.90	9.65
Class C	1,000.00	1,015.37	1.91	9.70
Class I	1,000.00	1,020.45	0.91	4.62
Senior Floating Rate Fund
Actual
Class A	$1,000.00	$963.60	1.20%	$5.91
Class C	1,000.00	959.00	1.95	9.58
Class I	1,000.00	963.80	0.95	4.68
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.98	1.20	6.09
Class C	1,000.00	1,015.17	1.95	9.90
Class I	1,000.00	1,020.25	0.95	4.82

*	Expenses are equal to the relevant Funds’ annualized expense ratio, which includes waived fees, reimbursed expenses, dividends and interest on short sales, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 days to reflect the one-half year period.

**	Market Neutral Fund annualized expense ratio includes dividends and interest on short sales.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

KEY INVESTMENT TERMS
ADR (American Depositary Receipt)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Barclays Capital California Municipal Bond Index
The Barclays Capital California Municipal Bond Index measures long term investment grade, tax-exempt and fixed rate bonds issued in California. The index is calculated on a total return basis.
Barclays Capital High Yield Bond 2% Issuer Cap Index
The Barclays Capital High Yield Bond 2% Issuer Cap Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis.
Barclays Capital U.S. Aggregate Bond Index
The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.
Citigroup 90-Day Treasury Bills Index
The Citigroup 90-Day Treasury Bills Index measures monthly return equivalents of yield averages that are not marked to market. The 90-Day Treasury Bills Index is an average of the last three three-month Treasury bill issues.
Exchange-Traded Funds (ETF)
Portfolios of stocks or bonds that track a specific market index.
FTSE EPRA/NAREIT Developed Rental ex U.S. Index (gross)
The FTSE EPRA/NAREIT Developed Rental ex U.S. Index is a free-float market capitalization index measuring international real estate securities, which meet minimum size, liquidity and investment focus criteria. The index is a sub-set of the FTSE EPRA/NAREIT Investment Focus Index Series, which separates the existing constituents into both Rental and Non-Rental Indices. A company is classified as Rental if the rental revenue from properties is greater than or equal to 70% of total revenue. The classification is based on revenue sources as disclosed in the latest published financial statement. The index is calculated on a total return basis with dividends reinvested.
FTSE EPRA/NAREIT Developed Rental ex U.S. Index (net)
The index, as defined above, calculated on a total return basis with net dividends reinvested.
FTSE EPRA/NAREIT Developed Rental Index (gross)
The FTSE EPRA/NAREIT Developed Rental Index is a free-float market capitalization index measuring global real estate securities, which meet minimum size, liquidity and investment focus criteria. The index is a sub-set of the FTSE EPRA/ NAREIT Investment Focus Index Series, which separates the existing constituents into both Rental and Non-Rental Indices. A company is classified as Rental if the rental revenue from properties is greater than or equal to 70% of total revenue. The classification is based on revenue sources as disclosed in the latest published financial statement. The index is calculated on a total return basis with dividends reinvested.
FTSE EPRA/NAREIT Developed Rental Index (net)
The index, as defined above, calculated on a total return basis with net dividends reinvested.
Global Infrastructure Linked Benchmark
A style specific benchmark that consists of the MSCI World Infrastructure Sector Capped Index.
Home Affordable Refinance Program (HARP)
Established in 2009, for homeowners with a loan owned by either Fannie Mae and Freddie Mac. The program allows homeowners to refinance into low mortgage interest rates even if the property has decreased in value.
iShares
Represents shares of an open-end Exchange-Traded Fund.

KEY INVESTMENT TERMS (Continued)
JPMorgan Emerging Markets Bond Index Plus
The JPMorgan Emerging Markets Bond Index Plus measures traded external debt instruments in emerging markets. The index is calculated on a total return basis.
Long position (“long”)
Ownership of a security, giving the investor the right to transfer ownership to someone else, the right to receive income paid by the security, and the right to any profits or losses as the security’s value changes.
MSCI AC Asia Pacific ex Japan Index (net)
The MSCI AC Asia Pacific Japan Index (net) is a free float-adjusted market capitalization weighted index that measures equity market performance of developed and emerging markets in Asia (excluding Japan), as well as Australia and New Zealand. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.
MSCI AC Far East ex Japan Index (net)
The MSCI AC (All Country) Far East excluding Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Far East, excluding Japan. Currently, the MSCI AC Far East ex Japan Index consists of the following 10 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand.
MSCI AC World Commodity Producer Sector Capped Index (net)
The MSCI AC World Commodity Producer Sector Capped Index (net) is a market capitalization weighted index that measures performance of developed and emerging market commodity producers within the energy, metals and agriculture sectors. Each of the three sectors is equally weighted within the index. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.
MSCI EAFE® Index
The MSCI EAFE® (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that measures equity market performance of developed markets, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.
MSCI Europe Index (net)
The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. Currently, the MSCI Europe Index consists of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
MSCI WorldSM Index (net)
A free float-adjusted market capitalization index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested.
MSCI World Infrastructure Sector Capped Index
The MSCI World Infrastructure Sector Capped Index is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. Prior to September 1, 2008, the index allocation was 65% MSCI USA/utilities index, 20% MSCI World Telcom Services index and 15% MSCI World ex USA utilities index.
PIK (Payment-in-Kind Security)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

KEY INVESTMENT TERMS (Continued)
Quantitative Easing (QE2)
A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.
REIT (Real Estate Investment Trust)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.
S&P/LSTA U.S. Leveraged Loan Index
The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing to calculate market value change. On a real-time basis, the Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.
Short position (“short”)
Stock shares that an investor has sold without actually owning (by borrowing the certificates from a broker) in anticipation of a decline in the stock value by a certain date. If the price falls, the investor buys the shares at the lower rate and makes a profit on the difference. It the price rises, the investor must buy at the higher price and sustains a loss.
Sponsored ADR (American Depositary Receipt)
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the NYSE.
When-issued and delayed delivery transactions
Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.

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Bond Fund	Ticker Symbols:
Class A: SAVAX
Class B: SAVBX
Class C: SAVCX
Class I: SAVYX
▪	Bond Fund (the “Fund”) is diversified and has an investment objective of high total return from both current income and capital appreciation. There is no guarantee that the Fund will meet its objective.

▪	For the fiscal year ended September 30, 2011, the Fund’s Class A shares at NAV returned 2.39%, Class B shares returned 1.64%, Class C shares returned 1.63%, and Class I shares returned 2.67%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, which serves as the broad-based and style-specific benchmark index appropriate for comparison, returned 5.26%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
How did the market perform during the Fund’s fiscal year?
▪	The period September 30, 2010 to September 30, 2011 was an extremely volatile one. Economic activity slowed in the third quarter of 2010, pushing credit spreads wider and inducing the Federal Reserve to initiate a second round of quantitative easing. This monetary accommodation proved extremely supportive for credit securities, prompting high grade corporate bond spreads to tighten to Treasuries by 60 basis points, and high yield by 250. Credit markets continued to improve through April of 2011 until a confluence of negative events shocked global markets and provoked an abrupt about face. First, an earthquake and tsunami paralyzed Japan, promulgating a global supply chain disruption that temporarily hobbled the world’s economy. At the same time, the European debt crisis worsened, prompting another round of investor risk aversion while the U.S. economy threatened to enter a double dip recession. From the beginning of May through the rest of the fiscal year, credit spreads widened substantially, eclipsing the levels established during the pre-QE 2 period. The net result was a modest return for bonds, with a strong rally in Treasuries partly offset by widening in the spreads of corporate bonds, commercial mortgage backed securities, and municipals.
What factors affected the Fund’s performance during its fiscal year?
▪	Portfolio performance was bifurcated over the course of the year, with riskier bonds rallying after Ben Bernanke’s Jackson Hole speech heralding the second quantitative ease, and selling off later in the year. During the credit rally that lasted through April 2011, Build America Bonds (taxable municipals) were the best performers through producing a 13% total return. High yield corporates also contributed strongly during this period, generating high single digit returns. The market shed this bullish sentiment abruptly in May of 2011 however, as the Greek financial situation worsened and global GDP faltered. This put pressure on credit assets in the portfolio, particularly investment grade banks and high yield corporate bonds, both of which gave back much of their gains from the first half of the year. Agency mortgage backed securities also suffered when the Federal Government surprised the market with an augmented “HARP” program that subsidized distressed homeowners at the expense of bond holders. Fortunately, the overall drop in rates during the last half of the year buoyed all fixed income securities, and the portfolio finished with a positive 2.67% rate of return for the fiscal year.
The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
There is no guarantee that the Fund will meet its objective.
Asset Allocation
The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2011.

Corporate Bonds		47%
Financials	23%
Consumer Discretionary	5
Energy	4
Utilities	3
All other sectors	12
Mortgage-Backed Securities		31
U.S. Government Securities		13
Loan Agreements		2
Other (includes short-term investments and securities lending collateral)		7

Total		100%

The Fund may invest in high yield bonds, which may be subject to greater credit and market risks. As interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities. The principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/11

	1 year	5 years	10 years
Class A Shares at NAV[2]	2.39%	5.79%	5.26%
Class A Shares at POP[3]	-1.45	4.98	4.86
Class B Shares at NAV[2]	1.64	4.98	4.47
Class B Shares with CDSC[4]	-2.29	4.98	4.47
Class C Shares at NAV[2] and with CDSC[4]	1.63	4.98	4.47
Class I Shares at NAV	2.67	6.04	5.54
Barclays Capital U.S. Aggregate Bond Index	5.26	6.53	5.66
Fund Expense Ratios5: A Shares: Gross 0.99%, Net 0.85%; B Shares: Gross 1.74%, Net 1.60%; C Shares: Gross 1.74%, Net 1.60%; I Shares: Gross 0.74%, Net 0.60%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.

[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2011, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.
Growth of $10,000 For periods ended 9/30
This chart assumes an initial investment of $10,000 made on September 30, 2001, for Class A, Class B, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

CA Tax-Exempt Bond Fund	Ticker Symbols:
Class A: CTESX
Class I: CTXEX
▪	CA Tax-Exempt Bond Fund (the “Fund”) is diversified and has an investment objective to obtain a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital. There is no guarantee that the Fund will meet its objective.

▪	For the fiscal year ended September 30, 2011, the Fund’s Class A shares at NAV returned 3.75% and Class I shares returned 4.01%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 5.26%, and the Barclays Capital California Municipal Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned 3.97%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
How did the market perform during the Fund’s fiscal year?
▪	General municipal bond market (measured by Barclay’s Capital California Municipal Bond Index) was a “tale of two halves” over the past year.

	Barclays
	Capital
	California
	Municipal	BBB(1)
	Index	Index
First half (six months):	-3.68%	-6.29%
Second half (six months):	7.85	9.90

(1)	The BBB-rated subsector of the Barclays Capital California Municipal Bond Index.
▪	After beginning the fiscal year (FY) with large outflows from mutual funds, heavy issuance of new bonds and severe credit concerns from a highly regarded Wall Street analyst resulted in very weak performance.

▪	The municipal bond market then went on a remarkable run during the second half of the fiscal year as municipal interest rates declined to historic low levels, defaults remained well below the levels late last year and supply of new bonds declined to levels not seen since the late 1990s to early 2000s.

▪	Lower quality issues reacted very similarly, posting weak returns during the first half only to be followed by exceptionally strong returns over the final six months of the year.

▪	As 2011 enters the final quarter of the year, uncertainty surrounding the US and global economy and the European sovereign debt problems will be the main focus of all fixed income investors. While these concerns will clearly remain front and center for municipal bond investors, additional concerns surrounding municipal credit and the supply and demand for municipal bonds will also be an important determinant of performance for the municipal market as it closes out 2011.
What factors affected the Fund’s performance during its fiscal year?
▪	Portfolio performance benefited from holdings in the intermediate part of the yield curve (10 year maturity bonds), healthcare issues and bonds with longer durations.

▪	Portfolio performance was impacted by its lower exposure to long maturity bonds, overall higher quality and exposure to zero coupon securities.

▪	For the first time in many years, California passed its budget on time. With a mix of expense reductions and revenue improvements, California was able to close a budget deficit of approximately $25 billion (remember, this is after closing budget deficits of over $25 billion the previous two years). However, an important component of this budget is the state’s ability to achieve its FY2012 revenue targets. In the event the state is unable to meet its revenue projections, the budget includes up to $2.5 billion of automatic spending cuts that would be triggered without additional legislative action if actual revenue collections fall below forecasts by $1 billion beginning in January 2012. Through the first three months of the FY, revenue is over $700 million below forecast and approaching a level that will trigger automatic spending cuts. While this revenue trigger is a positive credit feature, the fact that revenue is already that far below projections after only three months is disconcerting. As such, we will continue to focus on higher rated, safe sector, governmental issuers to maximize liquidity and asset preservation.
The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
There is no guarantee that the Fund will meet its objective.
Asset Allocation
The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2011.

Pre-Refunded	24%
General Obligation	18
General Revenue	13
Water & Sewer Revenue	9
Medical Revenue	8
Higher Education Revenue	6
Development Revenue	6
Other (includes short-term investments)	16

Total	100%

A fund that concentrates its investments in a single state will be more susceptible to factors adversely affecting issuers located in that state than would a more geographically diverse portfolio of securities. A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax. Investing in municipal bonds involves market risk and credit risk. As interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

CA Tax-Exempt Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/11

				Since	Inception
	1 year	5 years	10 years	Inception	Date
Class A Shares at NAV[2]	3.75%	3.97%	4.10%	—	—
Class A Shares at POP[3,4]	0.89	3.39	3.81	—	—
Class I Shares at NAV	4.01	4.24	—	4.23%	9/29/06
Barclays Capital U.S. Aggregate Bond Index	5.26	6.53	5.66	6.52	—	[5]
Barclays Capital California Municipal Bond Index	3.97	4.79	5.02	4.79	—	[5]
Fund Expense Ratios6: A Shares: Gross 1.03%, Net 0.85%; I Shares: Gross 0.78%, Net 0.60%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.

[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid are 1% and 0% thereafter.

[5]	The since inception index returns are from the inception date of Class I.

[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2011, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.
Growth of $10,000 For periods ended 9/30
This chart assumes an initial investment of $10,000 made on September 30, 2001 for Class A shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Commodities Stock Fund	Ticker Symbols:
Class A: VGCAX
Class C: VGCCX
Class I: VGCIX
▪	Global Commodities Stock Fund (the “Fund”) is diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will meet its objective.

▪	For the fiscal period March 15, 2011 (inception date) through September 30, 2011, the Fund’s Class A shares at NAV returned -18.40%*, Class C shares returned -18.70%*, and Class I shares returned -18.30%*. For the same period, the S&P 500® Index, a broad-based equity index, returned -10.78%*, and the MSCI AC World Commodity Producer Sector Capped Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned -20.50%*.

*	Returns less than 1 year are not annualized.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
How did the market perform during the Fund’s fiscal period?
▪	The global economic outlook that at the beginning of the year appeared promising faded over the systemic breakdown of public finances, particularly in the euro zone. European banks are collectively exposed to euro sovereign bonds; debts of over-indebted and under-achieving euro zone nations. U.S. Treasuries in contrast have been in a bull market as global investors rush to what looks to be the best of a bad lot of government bonds. The extent and duration of this debt crisis continues to dominate the headlines and proves to be the major source of uncertainty and volatility for global markets.
What factors affected the Fund’s performance during its fiscal period?
▪	During this volatile and negative period for the markets overall, the MSCI AC World Commodity Producer Sector Capped Index (net) finished down approximately 20.5%. Over this period, relative to its MSCI AC World Commodity Producer Sector Capped Index (net), the portfolio benefited from its underweight Base Metals allocation and its overweight Precious Metals allocation. For both the portfolio and the index, Base Metals and Energy were the worst performing assets overall on a total return basis. Stock selection was difficult during this period, primarily within the Base Metals and Energy groups. Stock selection within the Precious Metals group was additive for the period.
The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
There is no guarantee that the Fund will meet its objective.
Asset Allocation
The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2011.

Materials	52%
Energy	17
Financials	11
Industrials	10
Consumer Staples	6
Other (includes short-term investments and securities lending collateral)	4

Total	100%

Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic and market risk. Investing in the securities of small and mid-sized companies involves greater risks and price volatility than larger, more established companies. Because the Fund is heavily weighted in a single sector, it will be impacted by that sector’s performance more than a fund with broader sector diversification.
Since the Fund concentrates its assets in commodities-related investments, the Fund is more vulnerable to conditions that negatively affect commodities-related companies and investments as compared to a fund that is not significantly invested in such companies.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Commodities Stock Fund (Continued)
Average Annual Total Returns1 for period ended 9/30/11

	Since	Inception
	Inception	Date
Class A Shares at NAV[2]	-18.40%	3/15/11
Class A Shares at POP[3,4]	-23.09	3/15/11
Class C Shares at NAV[2]	-18.70	3/15/11
Class C Shares with CDSC[4]	-19.51	3/15/11
Class I Shares at NAV[2]	-18.30	3/15/11
S&P 500® Index	-10.78	—	[5]
MSCI AC World Commodity Producer Sector Capped Index (net)	-20.50	—	[5]
Fund Expense Ratios6: A Shares: Gross 1.98%, Net 1.65%; C Shares: Gross 2.73%, Net 2.40%; I Shares: Gross 1.73%, Net 1.40%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The since inception index returns are from the Fund’s inception date.

[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective March 15, 2011 and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through March 31, 2012. Gross Expense: Does not reflect the effect of the contractual fee waiver.
Growth of $10,000 For periods ended 9/30
This chart assumes an initial investment of $10,000 made on March 15, 2011 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Infrastructure Fund	Ticker Symbols:
Class A: PGUAX
Class C: PGUCX
Class I: PGIUX
▪	Global Infrastructure Fund (the “Fund”) is diversified and has an investment objective of both capital appreciation and current income. There is no guarantee that the Fund will meet its objective.

▪	For the fiscal year ended September 30, 2011, the Fund’s Class A shares at NAV returned 5.40%, Class C shares returned 4.51%, and Class I shares returned 5.56%. For the same period, the S&P 500® Index, a broad-based equity index, returned 1.14%, and the Global Infrastructure Linked Benchmark, the Fund’s style-specific benchmark appropriate for comparison, returned 2.03%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
How did the market perform during the Fund’s fiscal year?
▪	Market volatility continued to impact the environment in which we operate. The main drivers for the market’s instability are well known: the debt ceiling negotiations, the downgrade of America’s credit rating, U.S. political dysfunction, and concern about a global economic slowdown or even a double-dip recession. Overlay those issues with Europe’s sovereign debt crisis, which has been ongoing for the past 18 months with no resolution in sight, and the overall market outlook remains uncertain.

▪	Despite the market’s volatility, infrastructure has not shown many signs of fundamental weakness given the inelastic demand for the essential services provided by the companies. The resilience of the underlying infrastructure assets has resulted in the companies’ stocks being rewarded with relative outperformance versus the broader equity market.
What factors affected the Fund’s performance during its fiscal year?
▪	The major development in the utility sector was the devastating earthquake and tsunami in Japan in March 2011. In terms of sentiment toward nuclear power, the failure of the Fukushima Daiichi nuclear plant represents the most significant setback in the last 25 years. The Fund’s underweight in Japanese utilities resulted in a positive contribution to performance in the fiscal year.
▪	The accident at Fukushima Daiichi will not be the end of nuclear power, old or new. From a practical perspective nuclear energy is too large a part of electricity generation to be completely abandoned. However, we believe the most attractive opportunities within the utility sector are for companies that can construct gas-fired generation plants within regulated rate base. Pipeline companies also should benefit because they must build and operate the infrastructure necessary to move the gas from source to use.
▪	The U.S. utility environment has been stable, and regulators generally continue to support infrastructure investment plans. The back and forth surrounding the prospects for a European sovereign debt bailout has created significant uncertainty, while government austerity measures continue to threaten European utility fundamentals. Despite outperformance in the last two quarters as market volatility increased, the utility sector has largely remained out of favor during the better part of the past twelve months. However, the Fund’s utility holdings have outperformed substantially due to a focus on U.S regulated utilities.
▪	Within communications, one of the significant events this fiscal year was the surprise announcement in March 2011 of AT&T’s offer to purchase T-Mobile USA from Deutsche Telekom. This was a very bold move by AT&T to consolidate the wireless industry. As expected, regulatory approval was going to be difficult, due to concerns that the wireless industry would be concentrated in the hands of two providers, and has led to the Department of Justice filing suit to halt the merger. It is likely to be the first quarter of 2012 before any resolution is reached with respect to the merger.
▪	Communications performed mostly in line with the broader market over the last year. Given the market’s desire for more defensiveness, communications companies offering high, supported dividends posted positive relative performance. The increased distribution of smartphones and tablets has driven higher wireless data usage, a trend that has and will continue to impact our communications holdings.
▪	Energy continues to outperform due to favorable industry dynamics. Company restructuring, favorable midstream economics, and robust pipeline expansion opportunities associated with shale gas development resulted in strong performance in the energy sector. Despite volatility in the price of oil over the past year, there was little impact on the economics of the pipeline companies as our holdings in the energy sector collect a toll on contracted commodity volume passing through their infrastructure.

▪	Transportation has been the most impacted over the last year from the overhang surrounding the European sovereign debt crisis. However, in contrast to European utilities, there has not been widespread fundamental deterioration from sector-focused government austerity measures. The concern now is a potential economic slowdown as transportation tends to be the most cyclical of the infrastructure sectors. So far, underlying traffic trends and fundamentals remain solid.
The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
There is no guarantee that the Fund will meet its objective.
Asset Allocation
The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2011.

Utilities	32%
Telecommunication Services	29
Energy	22
Industrials	15
Consumer Discretionary	2

Total	100%

Investing internationally involves additional risks such as currency, political, accounting, economic and market risk. The Fund may invest in high yield bonds, which may be subject to greater credit and market risks. Infrastructure related entities are subject to factors that may adversely affect their business including government policies and regulation. Investing in funds that use leverage, short selling, futures, options and/or derivatives may expose the fund to additional risks. Because the Fund is heavily weighted in a single sector, it will be impacted by that sector’s performance more than a fund with broader sector diversification.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Infrastructure Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/11

			Since		Inception
	1 year	5 years	Inception		Date
Class A Shares at NAV[2]	5.40%	3.44%	5.44%		12/30/04
Class A Shares at POP[3,4]	-0.66	2.22	4.52		12/30/04
Class C Shares at NAV[2] and with CDSC[4]	4.51	2.67	4.65		12/30/04
Class I Shares at NAV	5.56	—	-2.41		6/6/08
S&P 500® Index	1.14	-1.18	—	[5]	—	[5]
Global Infrastructure Linked Benchmark	2.03	1.95	—	[6]	—	[6]
Fund Expense Ratios7: A Shares: 1.33%; C Shares: 2.08%, I Shares: 1.08%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	Index performance is 1.07% for Class A and Class C (since 12/30/04) and -3.29% for Class I (since 6/6/08).

[6]	Index performance is 5.10% for Class A and Class C (since 12/30/04) and -4.33% for Class I (since 6/6/08).

[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2011, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios.
Growth of $10,000 For periods ended 9/30
This chart assumes an initial investment of $10,000 made on December 30, 2004 (inception date of the Fund), for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Opportunities Fund	Ticker Symbols:
Class A: NWWOX
Class B: WWOBX
Class C: WWOCX
▪	Global Opportunities Fund (the “Fund”) is diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will meet its objective.

▪	For the fiscal year ended September 30, 2011, the Fund’s Class A shares at NAV returned 2.54%, Class B shares returned 1.76%, and Class C shares returned 1.77%. For the same period, the S&P 500® Index, a broad-based equity index, returned 1.14%, the MSCI WorldSM Index (Net), the Fund’s former style-specific benchmark appropriate for comparison, returned -4.35%, and MSCI AC World Index (Net), the Fund’s new style-specific benchmark appropriate for comparison, returned -6.01%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
How did the market perform during the Fund’s fiscal year?
▪	During the latter half of the fiscal year, equity markets across the globe were plagued by increased volatility and heavy trading volumes, primarily resulting from concerns about debt issues in developed countries.

▪	In the United States, the Federal Reserve (the “Fed”) announced it would pursue Operation Twist—a plan to buy $400 billion in long-term Treasury securities with proceeds from the sale of short-term government debt. The Fed’s intent is to hold interest rates low in an effort to support the American economy. Investors appeared to be unimpressed as markets sold off sharply following the announcement.

▪	In Europe, the sovereign-debt crisis was compounded by slower gross domestic product growth estimates in both the U.S. and Europe. Regulators in Spain, France and Italy banned short selling in their equity markets in an effort to stabilize the region. Even with all the efforts to solve the debt problems of the European periphery, the threat of contagion persists.

▪	Policymakers in many emerging nations continued to battle both inflation and recession concerns. If world economies begin to tip into recession, it’s likely that emerging nations with high absolute interest rates will be able to recover fairly quickly by cutting those rates. Developed nations with near zero rates will likely require longer and more complex strategies to right their economies.
What factors affected the Fund’s performance during its fiscal year?
▪	What we view as strong stock selection in the United States helped portfolio performance during the reporting period. Apple, Mastercard, and McDonald’s made positive performance contributions.

▪	Companies in the United Kingdom performed well during the reporting period. British American Tobacco and Imperial Tobacco made positive contributions to performance.

▪	Consumer Staples companies delivered strong performance during the reporting period. British American Tobacco, Phillip Morris, and Coca-Cola helped performance.

▪	Decent stock selection helped the Information Technology sector make a strong contribution to performance during the reporting period. Apple, Mastercard, and Google made positive performance contributions.

▪	Despite this recent period of sharp relative outperformance, the portfolio’s positioning has not changed meaningfully and we remain confident that the superior earnings profiles of companies we seek will continue to leave us well positioned to achieve our long term performance goals.
The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
There is no guarantee that the Fund will meet its objective.
Asset Allocation
The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2011.

Consumer Staples	42%
Information Technology	17
Financials	13
Consumer Discretionary	12
Health Care	6
Energy	4
Materials	4
Other (includes short-term investments)	2

Total	100%

Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic and market risk. Investing in the securities of small and mid-sized companies involves greater risks and price volatility than larger, more established companies. Because the Fund is heavily weighted in a single sector, it will be impacted by that sector’s performance more than a fund with broader sector diversification.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Opportunities Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/11

	1 year	5 years	10 years
Class A Shares at NAV[2]	2.54%	-2.49%	3.61%
Class A Shares at POP[3,4]	-3.35	-3.64	2.99
Class B Shares at NAV[2]	1.76	-3.21	2.85
Class B Shares with CDSC[4]	-2.24	-3.21	2.85
Class C Shares at NAV[2] and with CDSC[4]	1.77	-3.24	2.82
S&P 500® Index	1.14	-1.18	2.82
MSCI AC World Index (Net)	-6.01	-1.59	4.45
MSCI WorldSM Index (Net)	-4.35	-2.23	3.71
Fund Expense Ratios5: A Shares: Gross 1.66%, Net 1.55%; B Shares: Gross 2.41%, Net 2.30%; C Shares: Gross 2.41%, Net 2.30%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2011, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.
Growth of $10,000 For periods ended 9/30
This chart assumes an initial investment of $10,000 made on September 30, 2001, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Real Estate Securities Fund	Ticker Symbols:
Class A: VGSAX
Class C: VGSCX
Class I: VGISX
▪	Global Real Estate Securities Fund (the “Fund”) is non-diversified and has a primary investment objective of long-term capital appreciation and a secondary investment objective of income.

There is no guarantee that the Fund will meet its objective.

▪	For the fiscal year ended September 30, 2011, the Fund’s Class A shares at NAV returned -2.57%, Class C shares returned -3.25%, and Class I shares returned -2.26%. For the same period, the S&P 500® Index, a broad-based equity index, returned 1.14%, the FTSE EPRA/NAREIT Developed Rental Index (Gross), the Fund’s style-specific benchmark appropriate for comparison, returned -1.36% and the FTSE EPRA/NAREIT Developed Rental Index (net), the Fund’s new style specific benchmark effective November 16, 2011, returned -2.17%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
How did the market perform during the Fund’s fiscal year?
▪	Through the first 10 months of the fiscal period, market performance was decidedly positive, with major equity and real estate market indices showing positive total returns. During this period, markets were able to digest slower than expected global economic growth due to unforeseen forces such as the earthquake and tsunami in Japan in March 2011 and other macro headwinds. However, the market environment during the last two months of the fiscal year became significantly more challenging as market sentiment turned nearly as negative as was experienced at the height of the 2008/2009 financial crisis. This turn in sentiment began during the contentious U.S. debt ceiling negotiations that took place in late July, grew post the U.S. sovereign debt downgrade by Standard & Poor’s in early August and reached alarming levels during September as the European sovereign debt crisis continued to rage on. In conjunction with this turn in market sentiment, consensus forecasts for the second half 2011 and 2012 global economic growth were reset at lower levels, which also contributed to the negative market environment as these lower forecasts filtered into lower expectations for future corporate profits as well.

▪	Interestingly, many real-time economic indicators, and conversations with global real estate executives during the third quarter of 2011, were not nearly as negative as the prevailing market sentiment. Company executives we met with during the quarter found it challenging to reconcile what was transpiring in the stock market with their on-the-ground business conditions. However, as the stock market serves as a mechanism for discounting future business conditions, it may only be a matter of time before business conditions fall in line with market sentiment or its recent pullback is proven to be an opportunity. Nonetheless, market sentiment can be fickle and thus will be highly data and event dependent over the balance of 2011. Should we experience a pick-up in global economic indicators or some path to resolving the European sovereign debt crisis, market sentiment will reverse accordingly.
What factors affected the Fund’s performance during its fiscal year?
▪	For the period ending September 30, 2011, the Fund underperformed its style-specific benchmark. Overall, country allocation was a detractor to relative performance, while security selection was a positive contributor to performance.

▪	The most significant individual positive contributor to relative performance during the fiscal year was stock selection within the U.S. Specifically, our overweight exposure to large-cap regional mall REIT and a small-cap self storage REIT were the primary drivers of this positive security selection. The second most meaningful contributor to relative performance was stock selection within Singapore. Specifically, our overweight exposure to a pan-Asian logistics REIT was the primary driver of this positive security selection.

▪	The most significant individual detractor from relative performance during the fiscal year was stock selection within the U.K. More specifically, our overweight exposure to a London focused self-storage REIT was the primary contributor to this negative security selection. The second most important detractor from relative performance was stock selection within Australia. Our lack of exposure to a small-cap office REIT that was subject to M&A discussions and our underweight exposure to a large-cap diversified retail/office REIT were the drivers behind this performance.

▪	Going forward, we expect cash flow growth to play a more meaningful role in driving total returns as internal growth prospects (i.e., occupancy and rents) continue to accelerate against a backdrop of fairly limited new supply, and companies remain active with external growth initiatives. Share buybacks, on a leverage-neutral basis, seem attractive, versus acquisitions, for a number of companies. Dividend growth should be supported by the acceleration in cash flow growth, recapitalized balance sheets, and low historical dividend payout ratios. A favorable supply outlook will allow landlords to increase occupancy and achieve pricing power at a faster rate than they otherwise would in a recovery.
The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
There is no guarantee that the Fund will meet its objective.
Asset Allocation
The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2011.

Retail REITs	30%
Office REITs	14
Specialized REITs	14
Residential REITs	13
Diversified REITs	11
Real Estate Operating Companies	9
Industrial REITs	4
Other (includes short-term investments)	5

Total	100%

Concentrating investments in REITs involves certain risks such as refinancing, property value changes and management skill. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic and market risk. Investing in the securities of small and mid-sized companies involves greater risks and price volatility than larger, more established companies. A non-diversified fund may be more susceptible to any single economic, political or regulatory event affecting an issuer than is a diversified fund.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Real Estate Securities Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/11

		Since	Inception
	1 year	Inception	Date
Class A Shares at NAV[2]	-2.57%	35.40%	3/2/09
Class A Shares at POP[3,4]	-8.18	32.33	3/2/09
Class C Shares at NAV[2] and with CDSC[4]	-3.25	34.43	3/2/09
Class I Shares at NAV	-2.26	35.80	3/2/09
S&P 500® Index	1.14	22.92	—[5]
FTSE EPRA/NAREIT Developed Rental Index (Gross)	-1.36	37.72	—[5]
FTSE EPRA/NAREIT Developed Rental Index (Net)	-2.17	36.43	—[5]
Fund Expense Ratios6: A Shares: Gross 4.08%, Net 1.40%; C Shares: Gross 4.83%, Net 2.15%; Class I Shares: Gross 3.83%, Net 1.15%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The since inception index returns are from the Fund’s inception date.

[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2011, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.
Growth of $10,000 For periods ended 9/30
This chart assumes an initial investment of $10,000 made on March 2, 2009 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Greater Asia ex Japan Opportunities Fund	Ticker Symbols:
Class A: VGAAX
Class C: VGACX
Class I: VGAIX
▪	Greater Asia ex Japan Opportunities Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

▪	For the fiscal year ended September 30, 2011, the Fund’s Class A shares at NAV returned -6.88%, Class C shares returned -7.61%, and Class I shares returned -6.57%. For the same period, the S&P 500® Index, a broad-based equity index, returned 1.14%, and the MSCI AC Asia Pacific ex Japan Index (net) the Fund’s new style-specific benchmark appropriate for comparison returned -13.05%. The MSCI AC Far East ex Japan Index (net), the Fund’s former style-specific benchmark returned -13.18%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
How did the market perform during the Fund’s fiscal year?
▪	Market volatility persisted throughout the latter half of the reporting period, as macroeconomic concerns and policy gridlock in developed nations continued to fuel uncertainty.

▪	Countries in Asia, for the most part, are not affected by the structural issues that have hindered recovery efforts in many of the world’s more developed countries. However, Asian nations are vulnerable to cyclical issues created by global weakness. Policymakers in many have been deploying tactics designed to rein in rapid growth and inflation.

▪	Investors are concerned about banking and real estate issues in China. Chinese banks extended loans to property buyers, which led to rising property prices. Now, the Chinese government is attempting to subdue real estate prices by limiting funding. If they are too successful, the banking system may be negatively affected by increases in non-performing loans, bank failures, and a slowing growth rate.

▪	If world economies begin to tip into recession, it’s likely that emerging nations will be able to recover fairly quickly by cutting interest rates. Countries in this region have interest rates that can be reduced, as opposed to many western markets where interest rates already are near zero. For this and many other reasons, western countries will likely require longer and more complex strategies to right their economies.
What factors affected the Fund’s performance during its fiscal year?
▪	Hong Kong made attractive contributions to performance during the reporting period. Power Assets Holdings (formerly known as Hong Kong Electric), Wynn Macau, and Dairy Farms International performed well during the period.

▪	Limited exposure to China and what we view as strong stock selection in the country helped performance during the reporting period. Baidu, Tsingtao Brewery, and Want Want China Holdings made strong performance contributions.

▪	About one-third of the Fund was invested in Consumer Staples companies, which helped performance during the period. Nestle India, Nestle Pakistan, and ITC helped performance.

▪	The portfolio had significantly less exposure to companies in the Materials sector, which has helped performance during the period. Fauji Fertilizer and Asian Paints made positive performance contributions.

▪	Despite this recent period of sharp relative outperformance, the portfolio’s positioning has not changed meaningfully and we remain confident that the superior earnings profiles of companies we seek will continue to leave us well positioned to achieve our long term performance goals.
The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
There is no guarantee that the Fund will meet its objective.
Asset Allocation
The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2011.

Consumer Staples	38%
Financials	16
Consumer Discretionary	10
Industrials	9
Information Technology	7
Utilities	7
Health Care	5
Other (includes short-term investments and securities lending collateral)	8

Total	100%

Investing in the securities of small and mid-sized companies involves greater risks and price volatility than larger, more established companies. Because the Fund is heavily weighted in a single sector, it will be impacted by that sector’s performance more than a fund with broader sector diversification. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic and market risk.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Greater Asia ex Japan Opportunities Fund (Continued)
Average Annual Total Returns1 for period ended 9/30/11

		Since	Inception
	1 year	Inception	Date
Class A Shares at NAV[2]	-6.88%	22.03%	4/21/09
Class A Shares at POP[3,4]	-12.24	19.11	4/21/09
Class C Shares at NAV[2] and with CDSC[4]	-7.61	21.12	4/21/09
Class I Shares at NAV	-6.57	22.39	4/21/09
S&P 500® Index	1.14	13.92	—[5]
MSCI AC Asia Pacific ex Japan Index (net)	-13.05	17.55	—[5]
MSCI AC Far East ex Japan Index (net)	-13.18	16.10	—[5]
Fund Expense Ratios6: A Shares: Gross 3.05%, Net 1.80%; C Shares: Gross 3.80%, Net 2.55%; Class I Shares: Gross 2.80%, Net 1.55%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The since inception index returns are from the Fund’s inception date.

[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2011, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.
Growth of $10,000 For period ended 9/30
This chart assumes an initial investment of $10,000 made on April 21, 2009 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Greater European Opportunities Fund	Ticker Symbols:
Class A: VGEAX
Class C: VGECX
Class I: VGEIX
▪	Greater European Opportunities Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

▪	For the fiscal year ended September 30, 2011, the Fund’s Class A shares at NAV returned -2.09%, Class C shares returned -2.77%, and Class I shares returned -1.84%. For the same period, the S&P 500® Index, a broad-based equity index, returned 1.14%, and the MSCI Europe Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned -11.81%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
How did the market perform during the Fund’s fiscal year?
▪	Market volatility persisted throughout much of the reporting period, as macroeconomic concerns and policy gridlock continued to fuel uncertainty. In general, underlying structural issues did not change significantly.

▪	In Europe, the sovereign-debt crisis was compounded by slower gross domestic product growth estimates in both the U.S. and Europe. Regulators in Spain, France, and Italy banned short selling in their equity markets in an effort to stabilize the region. Despite efforts to solve the debt problems of the European periphery, the threat of contagion persists.

▪	The biggest casualty of the escalating sovereign debt crisis in Europe has been the European banking sector, which faces considerable challenges, including issues related to wholesale funding, capital adequacy, and investors’ perceptions.
What factors affected the Fund’s performance during its fiscal year?
▪	The portfolio’s holdings in France, including Bureau Veritas and Essilor International, delivered strong performance during the reporting period. The portfolio’s lack of exposure to large French banks such as BNP Paribas also helped performance.

▪	Companies in the United Kingdom performed well. British American Tobacco, Pearson, and Diageo helped performance during the reporting period.

▪	The strategy had significantly more exposure to Consumer Staples companies during the reporting period than its benchmark did, which helped performance. Phillip Morris International, British American Tobacco, and Unilever made positive performance contributions.

▪	The Fund had limited exposure to the Financials sector, which helped performance during the reporting period. We avoided European bank stocks before the most recent crisis—when they were selling at statistically low price-to-book multiples—because of the serious structural challenges facing the industry. Despite the recent dramatic sell-off, we still are not prepared to invest because structural issues have not yet been resolved.

▪	Despite this recent period of sharp relative outperformance, the portfolio’s positioning has not changed meaningfully, and we remain confident that the superior earnings profiles of companies we seek will continue to leave us well positioned to achieve our long term performance goals.
The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
There is no guarantee that the Fund will meet its objective.
Asset Allocation
The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2011.

Consumer Staples	40%
Consumer Discretionary	15
Health Care	13
Industrials	11
Financials	10
Energy	5
Materials	3
Other (includes short-term investments)	3

Total	100%

Investing in the securities of small and mid-sized companies involves greater risks and price volatility than larger, more established companies. Because the Fund is heavily weighted in a single sector, it will be impacted by that sector’s performance more than a fund with broader sector diversification. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic and market risk.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Greater European Opportunities Fund (Continued)
Average Annual Total Returns1 for period ended 9/30/11

		Since	Inception
	1 year	Inception	Date
Class A Shares at NAV[2]	-2.09%	14.29%	4/21/09
Class A Shares at POP[3,4]	-7.72	11.55	4/21/09
Class C Shares at NAV[2] and with CDSC[4]	-2.77	13.45	4/21/09
Class I Shares at NAV	-1.84	14.59	4/21/09
S&P 500® Index	1.14	14.68	—[5]
MSCI Europe Index (Net)	-11.81	11.48	—[5]
Fund Expense Ratios6: A Shares: Gross 2.75%, Net 1.45%; C Shares: Gross 3.50%, Net 2.20%; Class I Shares: Gross 2.50%, Net 1.20%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The since inception index returns are from 4/23/09.

[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2011, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.
Growth of $10,000 For periods ended 9/30
This chart assumes an initial investment of $10,000 made on April 21, 2009 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

High Yield Fund	Ticker Symbols:
Class A: PHCHX
Class B: PHCCX
Class C: PGHCX
▪	High Yield Fund (the “Fund”) is diversified and has a primary investment objective of high current income and a secondary objective of capital growth. There is no guarantee that the Fund will meet its objectives.

▪	For the fiscal year ended September 30, 2011, the Fund’s Class A shares at NAV returned -0.82%, Class B shares returned -1.66%, and Class C shares returned -1.65%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 5.26%, and the Barclays Capital U.S. High Yield 2% Issuer Capped Bond Index, the Fund’s style-specific index appropriate for comparison, returned 1.75%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
How did the market perform during the Fund’s fiscal year?
The high yield market went through both a dramatic “risk on” and then “risk off” period in the last year. The “risk on” period began at the end of September 2010 when the Japanese government announced its plan for quantitative easing. It went into full swing when the Federal Reserve announced a second round of quantitative easing (QE2) in November 2010 with a June 2011 end date. All of the easing and cheap liquidity gave the market a jolt. Significant investor inflows followed and helped drive bond prices higher. The lowest quality and riskiest securities outperformed as investors reached for yield. Despite the unrest in the Middle East and a spring Japanese Earthquake, the rally continued until into the second quarter of 2011. By June, however the frothiness subsided as domestic and global economic concerns finally caught up with investors and the “risk off” trade came fast and furious. What started with slow Congressional action on raising the U.S. debt ceiling and some weak economic statistics continued with concern regarding contagion from the on again/off again Greek bailout. Investor flows turned negative and bond prices/returns followed soon after.
What factors affected the Fund’s performance during its fiscal year?
The Fund has a higher quality focus. For most of the year, low quality outperformed as investors reached for yield. The Fund lagged the Index during the nine month low quality risk rally that extended from September 2010 to June 2011. The Fund outperformed the Index during the market’s retrenchment and focus on high quality from June to September 2011. During the “risk on” period, aggressive low quality names in industries such as Gaming, Consumer Cyclical Services, Wireline Communications and Supermarkets rose significantly. This trend was reversed during the subsequent “risk off” period and the fund outperformed during the period as a consequence.
The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
There is no guarantee that the Fund will meet its objectives.
Asset Allocation
The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2011.

Corporate Bonds		85%
Consumer Discretionary	21%
Financials	13
Telecommunication Services	10
Industrials	7
Energy	7
All other sectors	27
Loan Agreements		4
Other (includes short-term investments and securities lending collateral)		11

Total		100%

The Fund may invest in high yield bonds, which may be subject to greater credit and market risks. As interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

High Yield Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/11

	1 year	5 years	10 years
Class A Shares at NAV[2]	-0.82%	2.99%	4.77%
Class A Shares at POP[3,4]	-4.54	2.21	4.37
Class B Shares at NAV[2]	-1.66	2.22	3.98
Class B Shares with CDSC[4]	-5.36	2.22	3.98
Class C Shares at NAV[2] and with CDSC[4]	-1.65	2.25	4.00
Barclays Capital U.S. Aggregate Bond Index	5.26	6.53	5.66
Barclays Capital U.S. High Yield 2% Issuer Capped Bond Index	1.75	7.26	8.89
Fund Expense Ratios5: A Shares: 1.36%, B Shares: 2.11%, C Shares: 2.11%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.

[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2011 as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios.
Growth of $10,000 For periods ended 9/30
This chart assumes an initial investment of $10,000 made on September 30, 2001, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Equity Fund	Ticker Symbols:
Class A: VIEAX
Class C: VIECX
Class I: VIIEX
▪	International Equity Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

▪	For the fiscal year ended September 30, 2011, the Fund’s Class A shares at NAV returned -2.85%, Class C shares returned -3.58%, and Class I shares returned -2.62%. For the same period, the S&P 500® Index, a broad-based equity index, returned 1.14%, and the MSCI EAFE® Index (Net), the Fund’s style-specific benchmark appropriate for comparison, returned -9.36%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
How did the market perform during the Fund’s fiscal year?
International equity markets were very weak over the Fund’s fiscal year; The MSCI EAFE® Index fell 9.36% over the year. The market weakness was concentrated within the final quarter of the fiscal year. The Japanese market was the strongest performing major market due to the strength of the yen. The Swiss market also performed well in relative terms due to the strength of the Swiss franc. The banking sector, particularly European banks, performed particularly badly.
What factors affected the Fund’s performance during its fiscal year?
The fund generated very strong relative performance compared to the MSCI EAFE® Index (net) during the fiscal year. Stock selection was the dominant factor in this strong relative performance. The Fund was very defensively positioned with a heavy emphasis on value and quality. The Fund’s dividend yield was significantly higher than that of the benchmark. The portfolio’s debt to equity ratio was significantly lower than that of the benchmark. The portfolio’s return on equity was significantly higher than that of the benchmark. Overweighted sectors included Telecoms, Energy and Utilities which proved defensive in a weak market. The weighting in banks was very low —there was a zero weighting to European banks throughout the fiscal year. The overweight allocation to the Swiss market was a positive factor for relative performance. The underweight allocation to the Japanese market was a negative factor for relative performance.
The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
There is no guarantee that the Fund will meet its objective.
Asset Allocation
The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2011.

Telecommunication Services	14%
Consumer Staples	13
Health Care	11
Energy	10
Industrials	10
Financials	8
Information Technology	8
Other (includes short-term investments)	26

Total	100%

Investing Internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic and market risk.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Equity Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/11

		Since	Inception
	1 year	Inception	Date
Class A Shares at NAV[2]	-2.85%	-1.16%	9/16/10
Class A Shares at POP[3,4]	-8.44	-6.64	9/16/10
Class C Shares at NAV[2] and with CDSC[4]	-3.58	-1.96	9/16/10
Class I Shares at NAV	-2.62	-0.93	9/16/10
S&P 500® Index	1.14	2.58	—[5]
MSCI EAFE® Index (net)	-9.36	-6.83	—[5]
Fund Expense Ratios6: A Shares: Gross 1.90%, Net 1.50%; C Shares: Gross 2.65%, Net 2.25%; Class I Shares: Gross 1.65%, Net 1.25%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The since inception index returns are from the Fund’s inception date.

[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2011, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver..
Growth of $10,000 For period ended 9/30
This chart assumes an initial investment of $10,000 made on September 16, 2010 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Real Estate Securities Fund	Ticker Symbols:
Class A: PXRAX
Class C: PXRCX
Class I: PXRIX
▪	International Real Estate Securities Fund (the “Fund”) is non-diversified and has a primary investment objective of long-term capital appreciation and a secondary investment objective of income. There is no guarantee that the Fund will meet its objective.

▪	For the fiscal year ended September 30, 2011, the Fund’s Class A shares at NAV returned -7.15%, Class C shares returned -7.90%, and Class I shares returned -7.04%. For the same period, the S&P 500® Index, a broad-based equity index, returned 1.14%, the FTSE EPRA/NAREIT Developed Rental ex U.S. Index, (Gross) the Fund’s style-specific benchmark appropriate for comparison, returned -3.63% and the FTSE EPRA/NAREIT Developed Rental ex U.S. Index (net), the Fund’s new style specific benchmark effective November 16, 2011, returned -4.14%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
How did the market perform during the Fund’s fiscal year?
▪	Through the first 10 months of the fiscal period, market performance was decidedly positive, with major equity and real estate market indices showing positive total returns. During this period, markets were able to digest slower than expected global economic growth due to unforeseen forces such as the earthquake and tsunami in Japan in March 2011 and other macro headwinds. However, the market environment during the last two months of the fiscal year became significantly more challenging as market sentiment turned nearly as negative as was experienced at the height of the 2008/2009 financial crisis. This turn in sentiment began during the contentious U.S. debt ceiling negotiations that took place in late July, grew after the U.S. sovereign debt downgrade by Standard & Poor’s in early August and reached alarming levels during September as the European sovereign debt crisis continued to rage on. In conjunction with this turn in market sentiment, consensus forecasts for second half 2011 and 2012 global economic growth were reset at lower levels, which also contributed to the negative market environment as these lower forecasts filtered into lower expectations for future corporate profits as well.

▪	Interestingly, many real-time economic indicators, and conversations with global real estate executives during the third quarter of 2011, were not nearly as negative as the prevailing market sentiment. Company executives we met with during the quarter found it challenging to reconcile what was transpiring in the stock market with their on-the-ground business conditions. However, as the stock market serves as a mechanism for discounting future business conditions, it may only be a matter of time before business conditions fall in line with market sentiment or its recent pull-back is proven to be an opportunity. Nonetheless, market sentiment can be fickle and thus will be highly data and event dependent over the balance of 2011. Should we experience a pick-up in global economic indicators or some path to resolving the European sovereign debt crisis, market sentiment can be expected to reverse accordingly.
What factors affected the Fund’s performance during its fiscal year?
▪	For the period ended September 30, 2011, the Fund underperformed its style-specific benchmark. While country allocation and stock selection both detracted from the Fund’s relative performance, country allocation was a more negative influence.

▪	The most significant individual positive contributor to relative performance during the fiscal year was stock selection within Singapore. Specifically, our overweight exposure to a pan-Asian logistics REIT was the primary driver of this positive security selection. The second most meaningful contributor to relative performance was stock selection within Japan. Namely, our overweight exposure to a diversified office/retail REIT was the driver of this performance.

▪	The most significant individual detractor from relative performance during the fiscal year was stock selection within the U.K. More specifically, our overweight exposure to a London focused self-storage REIT was the primary contributor to this negative security selection. The second most important detractor from relative performance was stock selection within Australia. Our lack of exposure to a small-cap office REIT that was subject to M&A discussions and our underweight exposure to a large-cap diversified retail/office REIT were the drivers behind this performance.

▪	As we head into the last quarter of 2011 and look forward to 2012, the global economic and real estate outlook has clearly become more uncertain. In the short-term, market sentiment will clearly be dictated by the latest global economic data releases and the progress that the International Monetary Fund, European Central Bank and the Euro-zone governments make in stemming the on-going European sovereign debt crisis. The fact that the recent market news on both these fronts has been at the margin more positive, it is possible that we will see a bounce in the markets into the end of the year.

▪	Over the intermediate to long-term, we expect the markets to return to a focus on underlying business and real estate fundamentals. Hence, the outlook for global real estate markets will ultimately depend on a return of global economic growth to more normalized levels to drive demand for commercial real estate space. Given the muted outlook for commercial real estate supply over the intermediate horizon, the threshold amount of demand necessary for global real estate companies to experience decent cash flow and dividend growth is arguably lower than during previous cycles.
The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
There is no guarantee that the Fund will meet its objective.
Asset Allocation
The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2011.

Retail REITs	41%
Real Estate Operating Companies	22
Diversified REITs	14
Office REITs	10
Industrial REITs	7
Specialized REITs	2
Other (includes short-term investments)	4

Total	100%

Investing in the securities of small and mid-sized companies involves greater risks and price volatility than larger, more established companies. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic and market risk. A non-diversified fund may be more susceptible to any single economic, political or regulatory event affecting an issuer than is a diversified fund. Concentrating investments in REITs involves certain risks such as refinancing, property value changes and management skill.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Real Estate Securities Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/11

		Since	Inception
	1 Year	Inception	Date
Class A Shares at NAV[2]	-7.15%	-8.94%	10/1/07
Class A Shares at POP[3,4]	-12.49	-10.28	10/1/07
Class C Shares at NAV[2] and with CDSC[4]	-7.90	-9.64	10/1/07
Class I Shares at NAV	-7.04	-8.75	10/1/07
S&P 500® Index	1.14	-5.46	—[5]
FTSE EPRA/NAREIT Developed Rental ex U.S. Index (Gross)	-3.63	-9.63	—[5]
FTSE EPRA/NAREIT Developed Rental ex U.S. Index (Net)	-4.14	-10.15	—[5]
Fund Expense Ratios6: A Shares: Gross 1.70%, Net 1.50%; C Shares: Gross 2.45%, Net 2.25%; Class I Shares: Gross 1.45%, Net 1.25%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The since inception index returns are from the Fund’s inception date.

[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2011, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.
Growth of $10,000 For periods ended 9/30
This chart assumes an initial investment of $10,000 made on October 1, 2007 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Ticker Symbols:
Class A: EMNAX
Market Neutral Fund	Class B: EMNBX
Class C: EMNCX
Class I: VIMNX
▪	Market Neutral Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation while maintaining minimal portfolio exposure to general equity market risk. There is no guarantee that the Fund will meet its objective.
▪	For the fiscal year ended September 30, 2011, the Fund’s Class A shares at NAV returned -11.59%, Class B shares returned -12.42%, Class C shares returned -12.26%, and Class I shares returned -11.47%. For the same period, the S&P 500® Index, a broad-based equity index, returned 1.14%, and the Citigroup 90-Day Treasury Bills Index, which is the Fund’s style-specific index appropriate for comparison, returned 0.11%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
How did the market perform during the Fund’s fiscal year?
▪	A major factor impacting global markets throughout the fiscal year was the ongoing drama of the debt crisis in the euro-zone. It was certainly not the only factor, but reviewing market performance it’s clear that when the Europeans convinced the world that the crisis was moving towards resolution, stocks rallied. When events in Europe worsened, stocks sold off. As the year wore on, the crisis spread from Greece to peripheral countries, with contagion in large countries Spain and Italy being the most disconcerting.
▪	Taken in total, the year stood out as one in which government actions created a risk-on, risk-off trade. When the Federal Reserve announced QE2, the result was a risk-on rally. When recoveries in Europe and the U.S. faltered, it was risk off. While consistently positive earnings played a role, fundamentals were overwhelmed by expectations of government action. This is not surprising given the level of government intervention in the markets for the past three years.
▪	By the latter stages of the fiscal year, markets occasionally panicked, leading to exceptional volatility. The issues driving the volatility were a potential recession in Europe, the specter of default in Greece, and fears of a double-dip in the U.S. Laid on top of these concerns was a slowdown in China.
What factors affected the Fund’s performance during its fiscal year?
▪	The risk-on, risk-off trade wreaked havoc on fundamental investors of all stripes. By and large stocks traded not on their individual merits, but on how they fit into changing perceptions on the prospects for global economic recovery. When it was risk-on, investors could achieve strong returns by being positioned to benefit from business momentum. When it was risk-off, investors chose to sell first and ask questions later. Stock positioning that worked in risk-on phases tended to suffer when risk came off—and vice versa.
▪	This portfolio takes long positions in stocks of companies expected to deliver earnings improvement or whose business prospects are not reflected in the current price. Companies that are overvalued relative to their growth prospects or that face potential negative catalysts are short candidates. Measures are taken to balance the two sides of the portfolio on a dollar basis, as well as on relevant risk factors, such as sector, market capitalization, and others to generate a positive absolute return based purely on stock selection. This investment strategy struggled during much of the past year—as investors abandoned stock selection based on fundamentals in favor of broader macro bets.
▪	In terms of sector performance, materials was the best sector in the portfolio, largely due to short holdings; utilities, financials, telecom services, and consumer staples detracted from performance, but their negative contributions were relatively small. Consumer discretionary was by far the biggest laggard, followed by health care and industrials. Stock prices in the more cyclical consumer discretionary and industrials saw large swings from the risk-on/risk-off trade discussed above; and similarly in health care the defensive names fared well and more forward-looking investments based on pipeline potential for pharmaceutical firms and biotechs struggled.
▪	Across the teams at the Fund’s subadviser who manage portfolio “slices” of the Fund, the International Core team generated the most positive long-short spread, followed by Emerging Core, which was roughly flat. The value-oriented strategies (Non-U.S. Value, Dynamic Value, and Small Value) generated the most negative result—in some cases all of it in the last quarter—as exposure to value factors generated negative returns in this market environment. The Small-to Mid-Cap Opportunistic team, which continues to be the strongest long-term performer, was also out of sync with this market because of their longer-term view. They make their investment decisions based on normalized earnings power over a full cycle.
▪	As all of these events played out, efforts were redoubled on risk management, and investment theses were re-visited on positions in the portfolio. Catalysts—either positive on long positions or negative for short holdings—were questioned, with emphasis on whether they would be delayed extensively or diminished by continuing economic uncertainty and lack of visibility. If this was the case, positions were closed. There is confidence across the Fund’s portfolio management team that investors will ultimately return to fundamentals and that the portfolio will benefit.
The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
There is no guarantee that the Fund will meet its
Asset Allocation
The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2011.

	Long	Short
	Positions	Positions
Consumer Discretionary	17%	18%
Health Care	17	17
Information Technology	16	14
Consumer Staples	15	14
Financials	14	15
Industrials	8	9
Energy	7	7
Other (includes short-term investments)	6	6

Total	100%	100%

objective.
Investments in short positions have additional risk that long positions do not. In theory, the risk of loss on a short position is unlimited. Investing in the securities of small and mid-sized companies involves greater risks and price volatility than larger, more established companies. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic and market risk. Lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Sector ETFs are subject to sector risks and non-diversification risks, which may result in greater price fluctuations than the overall market. Because the Fund invests in ETFs, it indirectly bears its proportionate share of the operating expenses of the underlying funds. Indirectly, the Fund is subject to all risks associated with the underlying ETFs. Investing in funds that use leverage, short selling, futures, options and/or derivatives may expose the fund to additional risks.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Market Neutral Fund (Continued)
Average Annual Total Returns1 for periods ended 09/30/11

				Since	Inception
	1 year	5 years	10 years	Inception	Date
Class A Shares at NAV[2]	-11.59%	-2.94%	-1.11%	—	—
Class A Shares at POP[3,4]	-16.67	-4.08	-1.69	—	—
Class B Shares at NAV[2]	-12.42	-3.72	-1.86	—	—
Class B Shares with CDSC[4]	-15.82	-3.90	-1.86	—	—
Class C Shares at NAV[2] and with CDSC[4]	-12.26	-3.67	-1.84	—	—
Class I Shares at NAV	-11.47	—	—	-5.47%	10/1/09
S&P 500® Index	1.14	-1.18	2.82	6.95	—[5]
Citigroup 90-Day Treasury Bills Index	0.11	1.62	1.92	0.11	—[5]
Fund Expense Ratios6: A Shares: Gross 4.17%, Net 3.92%; B Shares: Gross 4.92%, Net 4.67%; C Shares: Gross 4.92%, Net 4.67%; I Shares: Gross 3.92%, Net 3.67%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The since inception index returns are from the inception date of Class I.

[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2011, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver. Net and gross expenses include 2.02% of dividends on short sales and interest expenses.
Growth of $10,000 For periods ended 9/30
This chart assumes an initial investment of $10,000 made on September 30, 2001, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Ticker Symbols:
Class A: NAMFX
Multi-Sector Fixed Income Fund	Class B: NBMFX
Class C: NCMFX
Class I: VMFIX
▪	Multi-Sector Fixed Income Fund (the “Fund”) is diversified and has an investment objective to maximize current income while preserving capital. There is no guarantee that the Fund will meet its objective.
▪	For the fiscal year ended September 30, 2011, the Fund’s Class A shares at NAV returned 1.58%, Class B shares returned 0.82%, Class C shares returned 0.80%, and Class I shares returned 1.93%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, which is both the Fund’s broad-based and style-specific fixed income index, returned 5.26%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
How did the market perform during the Fund’s fiscal year?
▪	During the first half of the Fund’s fiscal year the economy showed signs of recovery, with modest improvement in the economic statistics, including manufacturing and consumer confidence. However during the second half of the year the economic recovery slowed and concerns increased about the trajectory of economic growth.
▪	The out-performance of spread sectors over the first three quarters of the Fund’s fiscal year came to an abrupt stop during the third quarter of 2011 as weakness in the credit markets resulted from growing concerns over the debt crisis in the Europe, the U.S. debt ceiling debate and subsequent loss of its AAA long-term rating by Standard & Poors, and global growth concerns. Overall U.S. Treasuries outperformed most spread sectors during the Fund’s fiscal year.
▪	Over the last 12 months yields declined across the U.S. Treasury curve and the curve flattened.
What factors affected the Fund’s performance during its fiscal year?
▪	The underperformance of most spread sectors relative to U.S. Treasuries was a key factor that detracted from fund performance for the year.
▪	Among fixed income sectors, the fund’s overweight to emerging markets, non-U.S. Dollar securities, yankee high quality, and corporate high quality securities detracted from the Fund’s performance.
▪	Strong issue selection within the asset-backed and corporate high yield sectors benefited performance.
The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
There is no guarantee that the Fund will meet its objective.
Asset Allocation
The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2011.

Corporate Bonds	54%
Loan Agreements	16
Mortgage-Backed Securities	12
Foreign Government Securities	11
Asset-Backed Securities	2
Preferred Stock	2
Other (includes short-term investments)	3

Total	100%

Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic and market risk. The Fund may invest in high yield bonds, which may be subject to greater credit and market risks. As interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Multi-Sector Fixed Income Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/11

				Since	Inception
	1 year	5 years	10 years	Inception	Date
Class A Shares at NAV[2]	1.58%	5.70%	7.14%	—	—
Class A Shares at POP[3,4]	-2.23	4.90	6.73	—	—
Class B Shares at NAV[2]	0.82	4.92	6.34	—	—
Class B Shares with CDSC[4]	-2.98	4.92	6.34	—	—
Class C Shares at NAV[2] and with CDSC[4]	0.80	4.93	6.35	—	—
Class I Shares at NAV	1.93	—	—	8.47%	10/1/09
Barclays Capital U.S. Aggregate Bond Index	5.26	6.53	5.66	6.51	—[5]
Fund Expense Ratios6: A Shares: 1.16%, B Shares: 1.91%, C Shares: 1.91%, I Shares: 0.91%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.

[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The since inception index returns are from the inception date of Class I Shares.

[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2011, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios.
Growth of $10,000 For periods ended 9/30
This chart assumes an initial investment of $10,000 made on September 30, 2001, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Ticker Symbols:
Class A: PSFRX
Senior Floating Rate Fund	Class C: PFSRX
Class I: PSFIX
▪	Senior Floating Rate Fund (the “Fund”) is diversified and has an investment objective of high total return from both current income and capital appreciation. There is no guarantee that the Fund will meet its objective.

▪	For the fiscal year ended September 30, 2011, the Fund’s Class A shares at NAV returned 1.62%, Class C shares returned 0.85%, and Class I shares returned 1.78%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a fixed income index, returned 5.26%, and the S&P/LSTA Leveraged Loan Index, the Fund’s style-specific benchmark, returned 1.80%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
How did the market perform during the Fund’s fiscal year?
▪	The U.S. Leveraged Loan Market, as represented by the S&P/LSTA Leveraged Loan Index and the Credit Suisse Leveraged Loan Index, returned 1.80% and 3.54% respectively for the fiscal year ended September 30, 2011, underperforming the majority of higher quality fixed income sectors. However bank loans outperformed lower quality sectors such as high yield and emerging markets.
▪	Within the bank loan market the lower quality rating tiers underperformed.
▪	Bank Loan performance benefited from a combination of factors including attractive valuations and improving fundamentals, such as a decline in the projected default rate. Strong investor demand also benefited the sector during the first nine months of the fiscal year. During the last three months of the fiscal year the bank loan sector weakened due to a flight to quality caused by factors such as growing concerns over the debt crisis in Europe, the U.S. debt ceiling debate and subsequent loss of its AAA long-term rating by Standard & Poors, and global growth concerns.
What factors affected the Fund’s performance during its fiscal year?
▪	The modestly positive return of the U.S. Leveraged Loan Market contributed to the positive return for the fund during the year. Similar to the bank loan market, the fund underperformed most higher quality fixed income sectors.
▪	The underweight in the Fund to the lowest quality rating tiers relative to the index contributed positively to the Fund’s performance as the CCC and the distressed loan quality tiers underperformed. An overweight to split B rated and underweight not rated bank loans detracted from Fund performance relative to the index.
▪	Overall positive issue selection and industry weightings in the Fund relative to the index benefited performance. Specifically the Fund’s overweight diversified media and utilities and issue selection within diversified media, broadcasting, and energy industry helped the performance of the Fund.
The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
There is no guarantee that the Fund will meet its objective.
Asset Allocation
The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2011.

Consumer Discretionary	27%
Information Technology	15
Health Care	12
Industrials	9
Materials	9
Financials	8
Consumer Staples	5
Other (includes short-term investments)	15

Total	100%

Investing in funds that use leverage, short selling, futures, options and/or derivatives may expose the Fund to additional risks. Investing internationally involves additional risks such as currency, political, accounting, economic and market risk. The Fund may invest in high yield bonds, which may be subject to greater credit and market risks. As interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Senior Floating Rate Fund (Continued)
Average Annual Total Returns1 for periods ended 9/30/11

		Since	Inception
	1 Year	Inception	Date
Class A Shares at NAV[2]	1.62%	5.12%	1/31/08
Class A Shares at POP[3,4]	-1.17	4.33	1/31/08
Class C Shares at NAV[2] and with CDSC[4]	0.85	4.37	1/31/08
Class I Shares at NAV	1.78	5.37	1/31/08
Barclays Capital U.S. Aggregate Bond Index	5.26	6.18	—[5]
S&P/LSTA Leveraged Loan Index	1.80	5.26	—[5]
Fund Expense Ratios6: A Shares: Gross 1.20%, Net 1.20%; C Shares: Gross 1.95%, Net 1.95%; I Shares: Gross 0.95%, Net 0.95%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.

[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The since inception index returns are from the Fund’s inception date.

[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2011, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.
Growth of $10,000 For periods ended 9/30
This chart assumes an initial investment of $10,000 made on January 31, 2008 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

VIRTUS BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR
	VALUE		VALUE
U.S. GOVERNMENT SECURITIES—13.6%
U.S. Treasury Bond
2.875%, 3/31/18	$450		$494
3.500%, 2/15/39	8,330		9,291
U.S. Treasury Note
1.125%, 12/15/12	8,070		8,160
1.000%, 8/31/16(6)	70		70
2.625%, 8/15/20	2,175		2,333

TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $17,830)			20,348

MUNICIPAL BONDS—1.3%

Michigan—0.1%
City of Flat Rock Finance Authority, Taxable Series A, 6.750%, 10/1/16	85		91

New York—0.3%
New York City Municipal Water Finance Authority 5.000%, 6/15/44	500		538

Rhode Island—0.7%
City of Woonsocket Pension Funding Taxable (AGM Insured) 5.660%, 7/15/13	1,000		1,051

Texas—0.2%
Dallas Area Rapid Transit 5.250%, 12/1/48	330		353

TOTAL MUNICIPAL BONDS (Identified Cost $1,997)			2,033

MORTGAGE-BACKED SECURITIES—31.6%

Agency—24.7%
FHLMC
7.500%, 4/1/14	9		10
7.000%, 4/1/16	12		14
6.500%, 4/1/31	2,789		3,165
7.000%, 1/1/33	143		166
5.000%, 1/1/35	86		93
5.000%, 7/1/35	2,995		3,248
FHLMC REMICs
JA-2777 4.500%, 11/15/17	126		128
CH-2904 4.500%, 4/15/19	525		545
FNMA
7.000%, 5/1/14	7		8
6.000%, 10/1/14	119		129
6.500%, 6/1/16	79		87
6.000%, 7/1/17	45		49
5.500%, 9/1/17	107		116
0.000%, 10/9/19	900		685
5.000%, 4/1/20	226		244
4.000%, 6/1/20	157		167
5.000%, 8/1/21	64		69
6.000%, 5/1/29	111		123
6.500%, 5/1/30	4		5
7.500%, 3/1/31	80		94
7.000%, 7/1/31	58		67
7.000%, 9/1/31	92		106
6.500%, 2/1/32	189		214
6.500%, 3/1/32	85		96
5.500%, 4/1/33	100		109
5.000%, 5/1/33	1,346		1,455
5.500%, 6/1/33	774		846
5.500%, 7/1/33	699		764
5.000%, 9/1/33	175		189
6.000%, 11/1/34	527		584
5.500%, 12/1/35	139		152
5.500%, 3/1/36	303		331
5.500%, 4/1/36	281		309
5.500%, 9/1/36	1,094		1,195
5.500%, 12/1/36	663		730
6.500%, 5/1/37	843		938
6.000%, 9/1/37	44		49
6.000%, 10/1/37	208		229
6.000%, 1/1/38	116		129
6.000%, 2/1/38	106		118
6.000%, 2/1/38	67		73
6.000%, 2/1/38	100		110
6.000%, 3/1/38	543		606
6.500%, 3/1/38	3,186		3,577
5.500%, 4/1/38	381		419
6.000%, 5/1/38	113		125
5.500%, 6/1/38	159		176
6.000%, 7/1/38	2,667		2,967
6.000%, 8/1/38	288		321
6.000%, 8/1/38	454		506
6.000%, 8/1/38	1,286		1,431
6.000%, 8/1/38	111		122
4.500%, 5/1/39	1,763		1,886
6.000%, 8/1/39	1,720		1,923
5.500%, 9/1/39	1,934		2,135
4.500%, 9/1/40	1,043		1,128
FNMA 98-M7, Z 6.390%, 5/25/36	14		14
FNMA 99-M2,B 6.509%, 3/25/29(2)	1,085		1,241
FNMA REMICs 03-42, HC 4.500%, 12/25/17	202		209
GNMA
8.500%, 11/15/22	—	(10)	—	(10)
6.500%, 9/15/28	62		71
7.500%, 9/15/29	134		157

			36,952

Non-Agency—6.9%
American Tower Trust 07-1A, AFX 144A 5.420%, 4/15/37(3)	190		203
Bear Stearns Commercial Mortgage Securities
05-PWR9, A4B 4.943%, 9/11/42	955		906
07-T28, A3 5.793%, 9/11/42	1,120		1,193
Citigroup Commercial Mortgage Trust 08-C7, AM 6.275%, 12/10/49(2)	530		469
Commercial Mortgage Pass Through Certificates 05-C6, A5A 5.116%, 6/10/44(2)	830		899
Commercial Mortgage Pass-Through Certificates 07-C9, A4 6.008%, 12/10/49(2)	70		76
Credit Suisse Mortgage Capital Certificates
06-C1, A3 5.595%, 2/15/39(2)	70		73
06-C5, A3 5.311%, 12/15/39	700		733
JP Morgan Chase Commercial Mortgage Securities Corp. 07-CB19, AM 5.932%, 2/12/49(2)	755		660
Morgan Stanley Capital I
07-T27, A4 5.795%, 6/11/42(2)	1,050		1,174
07-T27, AJ 5.795%, 6/11/42(2)	800		646
05-IQ10, A4B 5.284%, 9/15/42(2)	700		675
06-IQ11, A4 5.898%, 10/15/42(2)	735		802
Wachovia Bank Commercial Mortgage Trust 06-C23, A5 5.416%, 1/15/45(2)	1,710		1,856

			10,365

TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $45,143)			47,317

CORPORATE BONDS AND NOTES—47.2%

Consumer Discretionary—5.3%
AMC Entertainment, Inc. 9.750%, 12/1/20	365		332
Ameristar Casinos, Inc. 144A 7.500%, 4/15/21(3)	135		131
Bon-Ton Department Stores, Inc. (The) 10.250%, 3/15/14(6)	605		487
Brown Shoe Co., Inc. 7.125%, 5/15/19	755		642
Caesar’s Entertainment Operating Co., Inc. 10.000%, 12/15/18	545		327
CCO Holdings LLC / CCO Holdings Capital Corp. 6.500%, 4/30/21	440		418
Cequel Communications Holdings I LLC / Cequel Capital Corp. 144A 8.625%, 11/15/17(3)	280		279
Discovery Communications LLC 3.700%, 6/1/15	265		279
Fortune Brands, Inc. 3.000%, 6/1/12	525		528
Landry’s Holdings, Inc. 144A 11.500%, 6/1/14(3)	545		507
NBC Universal Media LLC
2.100%, 4/1/14	470		477
4.375%, 4/1/21	415		427
See Notes to Financial Statements

VIRTUS BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR
	VALUE	VALUE
Consumer Discretionary—continued
Peninsula Gaming LLC/ Peninsula Gaming Corp. 10.750%, 8/15/17	$390	$378
Rent-A-Center, Inc. 6.625%, 11/15/20	365	352
Scientific Games International, Inc. 9.250%, 6/15/19	340	344
Spencer Spirit Holdings, Inc./ Spencer Gifts LLC/Spirit Halloween Superstores 144A 11.000%, 5/1/17(3)	155	147
Time Warner Cable, Inc.
5.000%, 2/1/20	500	532
4.000%, 9/1/21	315	309
5.500%, 9/1/41	160	159
United Artists Theatre Circuit, Inc. Series BD-1 9.300%, 7/1/15(4)(5)	18	18
Unitymedia Hessen GmbH & Co. KG/ Unitymedia NRW GmbH 144A 8.125%, 12/1/17(3)	420	422
Valassis Communication 6.625%, 2/1/21(6)	390	367
Visteon Corp. 144A 6.750%, 4/15/19(3)	135	122

		7,984

Consumer Staples—1.2%
Altria Group, Inc. 9.250%, 8/6/19	170	223
Beverages & More, Inc. 144A 9.625%, 10/1/14(3)	690	688
Kraft Foods, Inc.
2.625%, 5/8/13	190	194
6.125%, 2/1/18	315	370
Philip Morris International, Inc. 6.875%, 3/17/14	185	210
Rite Aid Corp. 6.875%, 8/15/13(6)	90	86

		1,771

Energy—3.8%
Clayton Williams Energy, Inc. 144A 7.750%, 4/1/19(3)	495	428
El Paso Pipeline Partners Operating Co. LLC 4.100%, 11/15/15	605	616
Enterprise Products Operating LLC
4.050%, 2/15/22	455	457
5.700%, 2/15/42	455	480
Kinder Morgan Energy Partners LP
5.850%, 9/15/12	305	317
9.000%, 2/1/19	225	288
Linn Energy LLC / Linn Energy Finance Corp.
144A 6.500%, 5/15/19(3)	305	282
7.750%, 2/1/21	190	191
Newfield Exploration Co. 5.750%, 1/30/22	370	366
OGX Petroleo e Gas Participacoes SA 144A 8.500%, 6/1/18(3)	475	430
Petrobras International Finance Co. 5.375%, 1/27/21	540	546
Petroleos Mexicanos 144A 6.500%, 6/2/41(3)	770	797
Petropower I Funding Trust 144A 7.360%, 2/15/14(3)	52	52
Specta Energy Partners LP 4.600%, 6/15/21	145	149
TransCanada Pipelines Ltd. 6.350%, 5/15/67(2)	215	214

		5,613

Financials—23.5%
Abbey National Capital Trust I 8.963%, 12/29/49(2)	470	456
Abbey National Treasury Services plc 4.000%, 4/27/16	925	854
AFLAC, Inc. 6.450%, 8/15/40	650	647
Ally Financial, Inc. 0.000%, 6/15/15	760	545
American Express Co. 7.250%, 5/20/14	540	612
Bank of America Corp.
5.750%, 8/15/16	705	653
5.625%, 7/1/20	590	544
5.000%, 5/13/21	675	603
Barclays Bank plc
5.200%, 7/10/14	415	425
Series 1, 5.000%, 9/22/16	670	672
Bear Stearns Cos., Inc. LLC (The) 7.250%, 2/1/18	390	460
Capital One Financial Corp. 7.375%, 5/23/14	250	279
Capital IV 8.875%, 5/15/40	320	325
Capital One Financial Corp. 6.150%, 9/1/16	420	445
Chubb Corp. 6.375%, 3/29/67(2)	300	291
Citigroup, Inc.
5.000%, 9/15/14	1,185	1,163
4.875%, 5/7/15	190	190
CNA Financial Corp. 5.875%, 8/15/20	785	808
CNL Lifestyles Properties 7.250%, 4/15/19	455	394
Credit Suisse
6.000%, 2/15/18	425	432
5.860%(2)(8)(9)	385	302
CVS Pass-Through Trust 144A 7.507%, 1/10/32(3)	257	303
Developers Diversified Realty Corp. 7.875%, 9/1/20	640	680
Digital Realty Trust LP 5.250%, 3/15/21	745	738
Duke Realty LP 5.950%, 2/15/17	645	676
E*Trade Financial Corp. 7.875%, 12/1/15	215	210
Felcor Lodging LP 144A 6.750%, 6/1/19(3)	560	504
Ford Motor Credit Co. LLC 5.000%, 5/15/18	580	562
General Electric Capital Corp.
2.800%, 1/8/13	810	824
4.375%, 9/16/20	375	382
5.300%, 2/11/21	330	343
GFI Group, Inc. 144A 8.375%, 7/19/18(3)	260	242
Goldman Sachs Group, Inc. (The)
3.700%, 8/1/15	205	201
6.000%, 6/15/20	425	438
5.250%, 7/27/21	570	563
HSBC Holdings plc 5.100%, 4/5/21	480	495
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.000%, 1/15/18	575	576
International Lease Finance Corp.
8.750%, 3/15/17(6)	385	388
6.250%, 5/15/19	260	227
JPMorgan Chase & Co.
5.125%, 9/15/14	585	616
3.450%, 3/1/16	435	437
KeyCorp 5.100%, 3/24/21	480	485
Lloyds TSB Bank plc
4.875%, 1/21/16	320	316
6.375%, 1/21/21	500	494
Macquarie Bank Ltd. 144A 6.625%, 4/7/21(3)	310	292
Macquarie Group Ltd. 144A 6.250%, 1/14/21(3)	740	701
MetLife, Inc. 5.000%, 6/15/15	520	570
Metropolitan Life Global Funding I 144A 2.875%, 9/17/12(3)(6)	455	462
Morgan Stanley
6.000%, 4/28/15	415	413
6.625%, 4/1/18	605	601
5.500%, 7/28/21	70	65
Nomura Holdings, Inc. 4.125%, 1/19/16	645	655
Oppenheimer Holdings, Inc. 8.750%, 4/15/18	130	127
Prudential Financial, Inc.
3.625%, 9/17/12	555	564
6.200%, 1/15/15	345	379
7.375%, 6/15/19	355	416
8.875%, 6/15/38(2)(9)	430	464
QBE Capital Funding II LP 144A 7.250%, 5/24/41(2)(3)	300	271
Rabobank NV
5.250%, 5/24/41	595	654
144A 11.000%(2)(3)(8)(9)	395	475
Regions Financial Corp. 0.528%, 6/26/12(2)	835	819
See Notes to Financial Statements

VIRTUS BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR
	VALUE	VALUE
Financials—continued
4.875%, 4/26/13	$520	$507
5.750%, 6/15/15	520	499
Resona Bank Ltd. 144A 5.850%, 9/29/49(2)(3)(8)(9)	985	971
Royal Bank of Scotland plc (The)
4.375%, 3/16/16	305	292
5.625%, 8/24/20	605	585
Santander Issuances S.A Unipersonal 144A 5.911%, 6/20/16(3)	1,085	1,037
SunTrust Banks, Inc. 5.250%, 11/5/12	210	218
Toronto-Dominion Bank 2.500%, 7/14/16	290	298
Wells Fargo & Co.
3.676%, 6/15/16	370	385
4.600%, 4/1/21	320	342
Woodside Finance Ltd. 144A 4.600%, 5/10/21(3)	315	326

		35,188

Health Care—1.6%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. 7.750%, 2/15/19	340	322
Boston Scientific Corp. 6.000%, 1/15/20	365	410
Express Scripts, Inc.
5.250%, 6/15/12	375	385
7.250%, 6/15/19	110	135
HCA, Inc. 7.500%, 2/15/22	330	305
Stryker Corp. 2.000%, 9/30/16	310	312
Valeant Pharmaceuticals International, Inc. 144A 7.250%, 7/15/22(3)	600	530

		2,399

Industrials—1.9%
AE Escrow Corp. 144A 9.750%, 3/15/20(3)	145	140
Allison Transmission, Inc. 144A 7.125%, 5/15/19(3)	555	505
B-Corp Merger Sub, Inc. 144A 8.250%, 6/1/19(3)	300	271
Cenveo Corp. 7.875%, 12/1/13	845	596
DynCorp International, Inc. 10.375%, 7/1/17	660	579
Hutchison Whampoa International Ltd. 144A 5.750%, 9/11/19(3)	315	339
Valmont Industries, Inc. 6.625%, 4/20/20	415	484

		2,914

Information Technology—1.9%
CommScope, Inc. 144A 8.250%, 1/15/19(3)	415	407
EarthLink, Inc. 144A 8.875%, 5/15/19(3)	570	503
Fiserv, Inc.
3.125%, 6/15/16	380	385
4.750%, 6/15/21	305	318
Intuit, Inc. 5.750%, 3/15/17	235	264
Lender Processing Services, Inc. 8.125%, 7/1/16(6)	550	520
Sensata Technologies, Inc. 144A 6.500%, 5/15/19(3)	130	124
Xerox Corp. 4.250%, 2/15/15	370	391

		2,912

Materials—2.1%
AEP Industries, Inc. 8.250%, 4/15/19	130	123
American Rock Salt Co. LLC 144A 8.250%, 5/1/18(3)	130	114
Ball Corp. 6.750%, 9/15/20	190	198
Boise Paper Holdings LLC/ Boise Finance Co. 8.000%, 4/1/20	395	403
Corp Nacional del Cobre de Chile 144A 3.750%, 11/4/20(3)	135	134
Dow Chemical Co. (The)
6.000%, 10/1/12	555	580
5.900%, 2/15/15	540	596
4.250%, 11/15/20	235	237
Reynolds Group Holdings, Inc./Reynolds Group Issuer LLC 144A 8.250%, 2/15/21(3)	650	517
Solutia, Inc. 7.875%, 3/15/20(6)	215	227

		3,129

Telecommunication Services—2.8%
AT&T, Inc.
4.450%, 5/15/21	300	322
3.875%, 8/15/21	505	520
CenturyLink, Inc. 6.450%, 6/15/21	495	460
Cincinnati Bell, Inc. 8.375%, 10/15/20(6)	400	373
Clearwire Communications LLC / Clearwire Finance, Inc. 144A 12.000%, 12/1/17(3)(6)	730	442
GCI, Inc. 8.625%, 11/15/19	200	210
Goodman Networks, Inc. 144A 12.125%, 7/1/18(3)	545	511
NII Capital Corp. 7.625%, 4/1/21	275	274
Telcordia Technologies, Inc. 144A 11.000%, 5/1/18(3)	295	369
West Corp. 7.875%, 1/15/19	150	142
Windstream Corp.
8.125%, 9/1/18	185	187
7.000%, 3/15/19	335	323

		4,133

Utilities—3.1%
AmeriGas Partners LP/ AmeriGas Finance Corp. 6.250%, 8/20/19	140	135
Atmos Energy Corp. 6.350%, 6/15/17	360	429
Calpine Corp.
144A 7.875%, 7/31/20(3)(6)	145	141
144A 7.500%, 2/15/21(3)	375	360
CMS Energy Corp.
2.750%, 5/15/14	155	153
6.250%, 2/1/20	645	669
Dominion Resources, Inc. 8.875%, 1/15/19	120	160
El Paso Pipeline Partners Operating Co. LLC 5.000%, 10/1/21	365	368
Georgia Power Co. 6.000%, 11/1/13	225	247
Nevada Power Co. Series O 6.500%, 5/15/18	345	414
Southern Power Co. 5.150%, 9/15/41	330	344
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Holdings Finance, Inc. 144A 11.500%, 10/1/20(3)	545	439
Virginia Electric & Power Co. Series A 5.400%, 1/15/16	645	742

		4,601

TOTAL CORPORATE BONDS AND NOTES (Identified Cost $71,224)		70,644

CONVERTIBLE BONDS—0.2%
Wells Fargo Capital XIII 7.700%(2)(8)(9)	355	355

TOTAL CONVERTIBLE BONDS (Identified Cost $339)		355

LOAN AGREEMENTS(2)—1.9%

Consumer Discretionary—0.6%
Chrysler Group LLC/ Chrysler Group Co-Issuer, Inc. Tranche B, 4.750%, 5/24/17	474	414
KAR Auction Services, Inc. 3.750%, 5/19/17	249	242
Transtar Industries, Inc. Tranche 2, 8.500%, 12/21/17	250	244

		900

Consumer Staples—0.7%
Roundy’s Supermarkets, Inc. Tranche 2, 8.000%, 4/16/16	1,050	1,032

Financials—0.2%
Springleaf Financial Funding Co. (American General Finance Corp.) 4.250%, 5/10/17	450	391

See Notes to Financial Statements

VIRTUS BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR
	VALUE	VALUE
Telecommunication Services—0.4%
Level 3 Communications, Inc. Tranche A, 2.250%, 3/13/14	600	$562

TOTAL LOAN AGREEMENTS (Identified Cost $3,041)		2,885

	SHARES
PREFERRED STOCK—1.4%

Financials—1.4%
Citigroup Capital XIII 7.875%,(2)	16,200	428
GMAC Capital Trust I 8.125%(2)	32,800	599
ING Capital Funding Trust III 3.907%(2)	1,060	793
JPMorgan Chase & Co. 7.90%(2)(6)	280	288

TOTAL PREFERRED STOCK (Identified Cost $2,464)		2,108

TOTAL LONG-TERM INVESTMENTS—97.2% (Identified Cost $142,038)		145,690

	SHARES	VALUE
SHORT-TERM INVESTMENTS—1.3%

Money Market Mutual Funds—1.3%
BlackRock Liquidity Funds TempFund Portfolio — Institutional Shares (seven-day effective yield 0.090%)	1,942,499	$1,942

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,942)		1,942

SECURITIES LENDING COLLATERAL—2.5%
BlackRock Liquidity Funds TempCash Portfolio — Institutional Shares (seven-day effective yield 0.100%)(7)	3,690,107	3,690

TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $3,690)		3,690

TOTAL INVESTMENTS—101.0% (Identified Cost $147,670)		151,322	(1)

Other assets and liabilities, net—(1.0)%		(1,549)

NET ASSETS—100.0%		$149,773

Abbreviations:

AGM	Assured Guaranty Municipal Corp.

FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).

FNMA	Federal National Mortgage Association (“Fannie Mae”).

GNMA	Government National Mortgage Association (“Ginnie Mae”).

REMIC	Real Estate Mortgage Investment Conduit
Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2011, see Note 11, Federal Income Tax Information in the Notes to Financial Statements.

(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2011.

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, these securities amounted to a value of $15,918 or 10.6% of net assets.

(4)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the disclosure table located after the Schedule of Investments.

(5)	Illiquid security.

(6)	All or a portion of security is on loan.

(7)	Represents security purchased with cash collateral received for securities on loan.

(8)	No contractual maturity date.

(9)	Interest payments may be deferred.

(10)	Amount less than $500.

Country Weightings (Unaudited)†
United States (includes short-term investments and securities lending collateral)	90%
United Kingdom	3
Australia	1
Brazil	1
Japan	1
Netherlands	1
Spain	1
Other	2

Total	100%

† %	of total investments as of September 30, 2011
The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements).

			Level 2 –	Level 3 –
	Total	Level 1 –	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	September 30, 2011	Prices	Inputs	Inputs
Investments in Securities:
Debt Securities:
Convertible Bonds	$355	$—	$355	$—
Corporate Bonds and Notes	70,644	—	70,626	18
Loan Agreements	2,885	—	2,885	—
Mortgage-Backed Securities	47,317	—	47,317	—
Municipal Bonds	2,033	—	2,033	—
U.S. Government Securities	20,348	—	20,348	—
Equity Securities:
Preferred Stock	2,108	—	2,108	—
Securities Lending Collateral	3,690	3,690		—
Short-Term Investments	1,942	1,942	—	—

Total Investments	$151,322	$5,632	$145,672	$18

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.
See Notes to Financial Statements

VIRTUS BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)
The following is a reconciliation of assets of the Fund, for Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Corporate Bonds
	Total	and Notes
Balance as of September 30, 2010:	$546	$546
Accrued discount (premium)(a)	— (e)	— (e)
Realized gain (loss)(b)	3	3
Change in unrealized appreciation (depreciation)(b)	(8)	(8)
Net purchases (sales)(c)	165	165
Transfers in and/or out of Level 3(d)	(688)	(688)

Balance as of September 30, 2011:	$18	$18

(a)	Disclosed in the Statement of Operations under interest income.

(b)	Disclosed in the Statement of Operations under Net realized and unrealized gain (loss) on investments.

(c)	Includes paydowns, if any.

(d)	“Transfers in and/or out” represent the ending value as of September 30, 2011, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.

(e)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS CA TAX-EXEMPT BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR
	VALUE	VALUE
MUNICIPAL TAX-EXEMPT BONDS(2) —97.4%

Development Revenue—5.8%
Hercules Redevelopment Agency, Tax-Allocation (AMBAC Insured) 5.000%, 8/1/29	$500	$316
Ontario Redevelopment Financing Authority, (NATL Insured) 5.250%, 8/1/13	500	506
San Diego Redevelopment Agency Center City,
Tax Allocation Series B (AMBAC Insured) 5.350%, 9/1/24	1,000	1,002
Tax Allocation Series A (AMBAC Insured) 4.750%, 9/1/30	500	465
Santa Clara Redevelopment Agency, (NATL Insured) 5.000%, 6/1/22	1,000	1,005

		3,294

Education Revenue—1.9%
North City West School Facilities Financing Authority, Series B (AMBAC Insured) 5.250%, 9/1/19	1,000	1,100

General Obligation—18.2%
Antelope Valley Union High School District, Series A (NATL Insured) 5.000%, 2/1/27	1,000	1,020
Brea Olinda Unified School District, Series A (NATL, FGIC Insured) 6.000%, 8/1/15	150	175
Butte-Glenn Community College District, Series A (NATL Insured) 5.500%, 8/1/19	1,000	1,042
California State Veterans Bonds, Series CC 4.500%, 12/1/37	45	41
Gilroy Unified School District, (NATL, FGIC Insured) 5.000%, 8/1/27	500	511
Los Angeles Unified School District, 2002 Election Series C (AGM Insured) 5.000%, 7/1/24	500	547
Series A-1 (NATL Insured) 4.500%, 1/1/28	500	505
New Haven Unified School District, (AGC Insured) 0.000%, 8/1/33	1,500	400
Norwalk — La Mirada Unified School District, 2002 Election Series D (AGM Insured) 0.000%, 8/1/33	1,500	369
Placer Union High School District, (AGM Insured) 0.000%, 8/1/32	1,500	421
Rancho Santiago Community College District, 2002 Election Series C (AGM Insured) 0.000%, 9/1/27	1,200	501
San Rafael City High School District, 2002 Election Series B (NATL, FGIC Insured) 0.000%, 8/1/26	1,000	455
State of California,
5.500%, 3/1/26	500	550
5.000%, 6/1/32	675	690
5.000%, 9/1/32	500	518
5.000%, 11/1/32	250	256
5.000%, 12/1/37	250	255
6.000%, 4/1/38	250	277
Walnut Valley Unified School District, Series A (NATL Insured) 0.000%, 8/1/19	3,095	1,833

		10,366

General Revenue—13.5%
Anaheim Public Financing Authority, Series C (AGM Insured) 6.000%, 9/1/16	1,600	1,833
City of Pomona, Certificates of Participation (AMBAC Insured) 5.500%, 6/1/28	1,365	1,404
Golden State Tobacco Securitization Corp., Series A-1
5.125%, 6/1/47	1,250	793
5.750%, 6/1/47	1,000	704
Los Angeles County Public Works Financing Authority, Series A (AGM Insured) 5.500%, 10/1/18	355	404
South Bay Regional Public Communications Authority, Series B (ACA Insured) 4.750%, 1/1/31	635	494
State of California Public Works Board, Department of Health Services, Series B (XLCA Insured) 5.000%, 11/1/17	460	500
Department of General Services, Series A 6.125%, 4/1/29	500	549
Various Capital Projects Series G-1 5.750%, 10/1/30	500	525
Department of Forestry & Fire Protection Series E 5.000%, 11/1/32	500	482

		7,688

Higher Education Revenue—6.4%
California Educational Facilities Authority, Stanford University 5.250%, 4/1/40	500	653
Pomona College Series A 5.000%, 7/1/45	500	511
California State University, Series A (NATL, FGIC Insured) 5.000%, 11/1/26	250	258
Series A 5.250%, 11/1/38	635	670
University of California, Series D (NATL, FGIC Insured) 5.000%, 5/15/28	500	532
Series G (NATL, FGIC Insured) 4.750%, 5/15/35	525	531
Series B 4.750%, 5/15/38	500	506

		3,661

Medical Revenue—8.5%
California Health Facilities Financing Authority, Stanford Hospital and Clinics Series A 5.000%, 11/15/14	250	269
Cedars-Sinai Medical Center 5.000%, 11/15/34	500	499
Providence Health & Services Series C 6.500%, 10/1/38	295	334
Kaiser Permanente Series A 5.250%, 4/1/39	500	507
California Statewide Communities Development Authority, Kaiser Permanente Series B 5.000%, 3/1/41	500	500
Sutter Health Series B 5.625%, 8/15/42	1,000	1,007
St. Joseph Health System (FGIC Insured) 5.750%, 7/1/47	500	518
San Joaquin General Hospital Project, Certificates of Participation (NATL Insured) 5.250%, 9/1/12	100	100
State of California Public Works Board, Department of Mental Health Series A 5.500%, 6/1/16	1,000	1,091

		4,825

Municipal Utility District Revenue—2.7%
East Bay Municipal Utility District, (NATL Insured) 5.000%, 6/1/35	500	522
Sacramento Municipal Utilities District Financing Authority, (NATL Insured)
4.750%, 7/1/26	500	486
5.000%, 8/15/26	500	549

		1,557

See Notes to Financial Statements

VIRTUS CA TAX-EXEMPT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR
	VALUE	VALUE
Natural Gas Revenue—1.3%
Roseville Natural Gas Financing Authority, 5.000%, 2/15/24	$750	$714

Power Revenue—1.5%
Northern California Power Agency, Series A (NATL Insured) 5.200%, 7/1/32	330	330
Southern California Public Power Authority, Series 1, 5.000%, 7/1/28	500	540

		870

Pre-Refunded—23.7%
California Health Facilities Financing Authority, Providence Health & Services Series C, Pre-refunded 10/1/18 @100 6.500%, 10/1/38	5	7
California Infrastructure & Economic Development Bank, Pre-refunded 7/1/26 @100 (AMBAC Insured) 5.125%, 7/1/37	500	633
Contra Costa County Home Mortgage, (GNMA Collateralized) 7.500%, 5/1/14(3)	500	591
Cypress Single Family Residential Mortgage, Series B (Private Mortgage Insurance) 7.250%, 1/1/12(3)	200	203
Grossmont-Cuyamaca Community College District, Election of 2002 Series A Pre-refunded 8/1/13 @100 (NATL Insured) 5.000%, 8/1/19	210	227
Huntington Park Redevelopment Agency Single Family Residential Mortgage, Series A (FHA/VA/PRIV MTGS Insured) 8.000%, 12/1/19(3)	2,400	3,446
Los Angeles Harbor Department, 7.600%, 10/1/18(3)	715	885
Northern California Power Agency, Series A Pre-refunded 7/1/21 @ 100 (AMBAC Insured) 7.500%, 7/1/23	195	270
Riverside County Single Family, Series B (GNMA Collateralized) 8.625%, 5/1/16(3)	1,000	1,313
Series A (GNMA Collateralized) 7.800%, 5/1/21(3)	4,000	5,778
Stockton Housing Facility, Series A Pre-refunded 9/20/17 @ 100 (GNMA Collateralized) 5.600%, 3/20/28	185	186

		13,539

Transportation Revenue—4.7%
Alameda Corridor Transportation Authority, Series A (NATL Insured) 5.125%, 10/1/17	125	125
Bay Area Toll Authority, San Francisco Bay Area, Series F-1 5.000%, 4/1/34	500	532
Series F-1 5.125%, 4/1/39	500	535
City of Long Beach Airport, Series A 5.000%, 6/1/30	200	207
Los Angeles International Airport, Series A 5.000%, 5/15/40	500	533
San Diego County Regional Airport Authority, Series A 5.000%, 7/1/40	250	253
Series B 5.000%, 7/1/40	500	507

		2,692

Water & Sewer Revenue—9.2%
California Statewide Communities Development Authority, 4.800%, 9/1/46	1,000	908
Delta Diablo Sanitation District, Certificates of Participation (NATL Insured) 0.000%, 12/1/16	1,070	914
El Dorado Irrigation District, Certificates of Participation, Series A (NATL, FGIC Insured) 5.250%, 3/1/16	365	382
Imperial Irrigation District, Series B 5.000%, 11/1/36	300	314
Irvine Ranch Water District, Certificates of Participation, 5.000%, 3/1/24	500	575
Metropolitan Water District of Southern California, Water Works, Series B-1 (NATL, FGIC Insured) 5.000%, 10/1/36	1,000	1,031
Santa Margarita-Dana Point Authority, 5.125%, 8/1/38	600	633
Westlands Water District, Certificates of Participation (NATL Insured) 5.250%, 9/1/14	500	522

		5,279

TOTAL MUNICIPAL TAX-EXEMPT BONDS (Identified Cost $52,923)		55,585

TOTAL LONG-TERM INVESTMENTS—97.4% (Identified Cost $52,923)		55,585

	SHARES	VALUE
SHORT-TERM INVESTMENTS—2.5%

Money Market Mutual Funds—2.5%
BlackRock Liquidity Funds TempFund Portfolio — Insitutional Shares (seven-day effective yield 0.090%)	1,437,490	$1,437

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,437)		1,437

TOTAL INVESTMENTS—99.9% (Identified Cost $54,360)		57,022	(1)

Other assets and liabilities, net—0.1%		83

NET ASSETS—100.0%		$57,105

Abbreviations

ACA	American Capital Access Financial Guarantee Corp.

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

FGIC	Financial Guaranty Insurance Company

FHA	Federal Housing Authority

GNMA	Government National Mortgage Association (“Ginnie Mae”)

NATL	National Public Finance Guarantee Corp.

VA	Department of Veterans Affairs

XLCA	XL Capital Assurance
Footnote Legend

(1)	Federal Income Tax Information: For tax information at September 30, 2011, see Note 11, Federal Income Tax Information in the Notes to Financial Statements.

(2)	At September 30, 2011, the concentration of the Fund’s investments by state or territory determined as a percentage of net assets is as follows: California 98%. At September 30, 2011, 67% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: NATL 24.7%, and GNMA 13.9%.

(3)	Escrowed to maturity.
Security abbreviation definitions are located under the Key Investment Terms starting on page 4.
See Notes to Financial Statements

VIRTUS CA TAX-EXEMPT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)
The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements).

			Level 2 –
	Total	Level 1 –	Significant
	Value at	Quoted	Observable
	September 30, 2011	Prices	Inputs
Investments in Securities:
Debt Securities:
Municipal Tax-Exempt Bonds	$55,585	$—	$55,585
Equity Securities:
Short-Term Investments	1,437	1,437	—

Total Investments	$57,022	$1,437	$55,585

There are no Level 3 (significant unobservable inputs) priced securities.
See Notes to Financial Statements

VIRTUS GLOBAL COMMODITIES STOCK FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011
($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—85.9%

Consumer Staples—6.5%
Andersons, Inc. (The) (United States)	14,375	$484
Bunge Ltd. (Bermuda)	2,275	132
Tate & Lyle plc (United Kingdom)	43,495	422

		1,038

Energy—16.8%
Alpha Natural Resources, Inc. (United States)(2)	3,475	61
Baytex Energy Corp. (Canada)	1,450	61
Birchcliff Energy Ltd. (Canada)(2)	11,400	111
Cenovus Energy, Inc. (Canada)	17,660	542
Core Laboratories N.V. (Netherlands)	2,850	256
FX Energy, Inc. (United States)(2)(3)	33,975	140
MEG Energy Corp. (Canada)(2)	2,600	96
Mission NewEnergy Ltd. (Australia)(2)	10,475	46
Newfield Exploration Co. (United States)(2)	2,775	110
Occidental Petroleum Corp. (United States)	2,775	198
Penn West Petroleum Ltd. (Canada)	18,600	275
Petrominerales Ltd. (Canada)	2,950	58
SandRidge Energy, Inc. (United States)(2)	41,550	231
Seadrill Ltd. (Bermuda)	15,125	416
Superior Energy Services, Inc. (United States)(2)	3,075	81

		2,682

Industrials—10.0%
AGCO Corp. (United States)(2)	4,725	163
CNH Global N.V. (Netherlands)(2)	10,900	286
Deere & Co. (United States)	7,050	455
Kubota Corp. ADR (Japan)(3)	6,475	259
Lindsay Corp. (United States)	2,725	147
Raven Industries, Inc. (United States)	4,900	236
Rocky Mountain Dealerships, Inc. (Canada)	7,075	60

		1,606

Materials—52.6%
Agrium, Inc. (Canada)	3,700	247
Alamos Gold, Inc. (Canada)	13,200	198
Allied Nevada Gold Corp. (United States)(2)	6,775	242
BHP Billiton Ltd. Sponsored ADR (Australia)(3)	11,300	751
CF Industries Holdings, Inc. (United States)	1,700	210
Du Pont (E.I) de Nemours & Co. (United States)	5,450	218
Eldorado Gold Corp. (Canada)	10,450	179
Franco-Nevada Corp. (Canada)	15,775	571
Freeport-McMoRan Copper & Gold, Inc. (United States)	9,725	296
Goldcorp, Inc. (Canada)	18,245	833
Grupo Mexico S.A.B. de C.V. Series B (Mexico)	107,345	254
Ivanhoe Mines Ltd./CA (Canada)(2)	12,475	171
Major Drilling Group International (Canada)	44,490	439
Monsanto Co. (United States)	5,800	348
Mosaic Co. (The) (United States)	7,800	382
New Gold, Inc. (Canada)(2)	32,490	333
Perseus Mining Ltd. (Australia)(2)	61,472	181
Potash Corp. of Saskatchewan, Inc. (Canada)	10,685	462
Royal Gold, Inc. (United States)	14,795	948
Silver Wheaton Corp. (Canada)	12,100	356
Sociedad Quimica y Minera de Chile SA Sponsored ADR (Chile)	3,425	164
Syngenta AG ADR (Switzerland)	10,475	544
Tahoe Resources, Inc. (Canada)	5,850	84

		8,411

TOTAL COMMON STOCKS (Identified Cost $16,688)		13,737

EXCHANGE-TRADED FUNDS—10.0%
PowerShares DB Gold Fund (United States)(2)	28,150	1,600

TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $1,504)		1,600

TOTAL LONG-TERM INVESTMENTS—95.9% (Identified Cost $18,192)		15,337

SHORT-TERM INVESTMENTS—4.0%

Money Market Mutual Funds—4.0%
Dreyfus Cash Management Fund — Institutional Shares (seven-day effective yield 0.050%)	643,150	643

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $643)		643

SECURITIES LENDING COLLATERAL—1.9%
Dreyfus Cash Advantage — Institutional Shares (seven-day effective yield 0.070%)(4)	299,960	300

TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $300)		300

TOTAL INVESTMENTS—101.8% (Identified Cost $19,135)		16,280	(1)

Other assets and liabilities, net—(1.8)%		(285)

NET ASSETS—100.0%		$15,995

ADR American Depositary Receipt
Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2011, see Note 11, Federal Income Tax Information in the Notes to Financial Statements.

(2)	Non-income producing.

(3)	All or a portion of security is on loan.

(4)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States (includes short-term investments and securities lending collateral)	46%
Canada	31
Australia	6
Bermuda	4
Netherlands	3
Switzerland	3
United Kingdom	3
Other	4

Total	100%

†	% of total investments as of September 30, 2011
Security abbreviation definitions are located under the Key Investment Terms starting on page 4.
See Notes to Financial Statements

VIRTUS GLOBAL COMMODITIES STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)
The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements).

			Level 2 –
	Total	Level 1 –	Significant
	Value at	Quoted	Observable
	September 30, 2011	Prices	Inputs
Investments in Securities:
Equity Securities:
Common Stocks	$13,737	$13,134	$603
Exchange-Traded Funds	1,600	1,600	—
Short-Term Investments	643	643	—
Securities Lending Collateral	300	300	—

Total Investments	$16,280	$15,677	$603

There are no Level 3 (significant unobservable inputs) priced securities.
See Notes to Financial Statements

VIRTUS GLOBAL INFRASTRUCTURE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011
($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.9%

Consumer Discretionary—1.7%
SES SA (Luxembourg)	45,110	$1,098

Energy—22.3%
Enbridge, Inc. (Canada)	135,400	4,324
Spectra Energy Corp. (United States)	127,440	3,126
TransCanada Corp. (Canada)	83,380	3,376
Williams Cos., Inc. (The) (United States)	133,330	3,245

		14,071

Industrials—14.4%
Abertis Infraestructuras S.A. (Spain)	78,080	1,201
Atlantia SpA (Italy)(2)	84,052	1,208
Ferrovial SA (Spain)	64,970	741
Flughafen Zuerich AG (Switzerland)	1,677	632
Fraport AG Frankfurt Airport Services Worldwide (Germany)(2)	18,950	1,116
Koninklijke Vopak N.V. (Netherlands)	32,650	1,560
Transurban Group (Australia)	378,220	1,966
Vinci SA (France)	15,760	676

		9,100

Telecommunication Services—28.6%
American Tower Corp. Class A (United States)(2)	31,690	1,705
AT&T, Inc. (United States)	110,290	3,146
BT Group plc (United Kingdom)	237,000	635
Crown Castle International Corp. (United States)(2)	33,540	1,364
France Telecom SA Sponsored ADR (France)	31,040	508
Koninklijke KPN N.V. (Netherlands)	54,460	717
Nippon Telegraph & Telephone Corp. ADR (Japan)	30,240	724
Singapore Telecommunications Ltd. (Singapore)	496,400	1,197
Telefonica S.A. Sponsored ADR (Spain)	60,040	1,148
TELUS Corp. (Canada)	26,680	1,307
Verizon Communications, Inc. (United States)	41,640	1,532
Vodafone Group plc Sponsored ADR (United Kingdom)	118,970	3,052
Windstream Corp. (United States)	85,410	996

		18,031

Utilities—31.9%
Allete, Inc. (United States)	12,560	460
CenterPoint Energy, Inc. (United States)	45,570	894
Centrica plc (United Kingdom)	126,980	585
CMS Energy Corp. (United States)	42,500	841
Dominion Resources, Inc. (United States)	23,800	1,208
DTE Energy Co. (United States)	12,420	609
E.ON AG (Germany)(2)	21,080	457
Enel SpA (Italy)	186,100	822
FirstEnergy Corp. (United States)	15,940	716
ITC Holdings Corp. (United States)	14,730	1,141
National Grid plc (United Kingdom)	87,540	868
NextEra Energy, Inc. (United States)	20,130	1,087
NiSource, Inc. (United States)	39,380	842
Northeast Utilities (United States)	19,140	644
Northwest Natural Gas Co. (United States)	14,030	619
NV Energy, Inc. (United States)	47,860	704
ONEOK, Inc. (United States)	12,270	810
Public Service Enterprise Group, Inc. (United States)	27,130	905
Questar Corp. (United States)	23,050	408
Sempra Energy (United States)	21,980	1,132
SevernTrent plc (United Kingdom)	35,345	845
Southern Co. (The) (United States)	23,480	995
United Utilities Group plc (United Kingdom)	71,420	691
Wisconsin Energy Corp. (United States)	34,050	1,066
Xcel Energy, Inc. (United States)	32,570	804

		20,153

TOTAL COMMON STOCKS (Identified Cost $55,270)		62,453

TOTAL LONG-TERM INVESTMENTS—98.9% (Identified Cost $55,270)		62,453

SHORT-TERM INVESTMENTS—0.0%

Money Market Mutual Funds—0.0%
Dreyfus Cash Management Fund — Institutional Shares (seven-day effective yield 0.050%)	8	—	(3)

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $—(3)		—	(3)

TOTAL INVESTMENTS—98.9% (Identified Cost $55,270)		62,453	(1)

Other assets and liabilities, net—1.1%		670

NET ASSETS—100.0%		$63,123

ADR	American Depositary Receipt
Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2011, see Note 11, Federal Income Tax Information in the Notes to Financial Statements.

(2)	Non-income producing.

(3)	Amount Less than $500.

Country Weightings (Unaudited)†

United States (includes short-term investments)	50%
Canada	14
United Kingdom	11
Spain	5
Netherlands	4
Australia	3
Italy	3

Other	10

Total	100%

†	% of total investments as of September 30, 2011
Security abbreviation definitions are located under the Key Investment Terms starting on page 4.
See Notes to Financial Statements

VIRTUS GLOBAL INFRASTRUCTURE FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)
The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements).

					Level 2 –
	Total		Level 1 –		Significant
	Value at		Quoted		Observable
	September 30, 2011		Prices		Inputs
Investments in Securities:
Equity Securities:
Common Stocks	$62,453		$45,438		$17,015
Short-Term Investments	—	(1)	—	(1)	—

Total Investments	$62,453		$45,438		17,015

There are no Level 3 (significant unobservable inputs) priced securities. Securities held by the Fund with an end of period value of $14,235 were transferred from Level 1 into Level 2. Please refer to the security valuation note in the Notes to Financial Statements.

(1)	Amount less than $500.
See Notes to Financial Statements

VIRTUS GLOBAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011
($ reported in thousands)

	SHARES	VALUE
PREFERRED STOCK—1.7%

Consumer Staples—1.1%
Companhia de Bebidas das Americas 0.00% (Brazil)	20,820	$626

Financials—0.6%
Itau Unibanco Holding SA ADR 2.40% (Brazil)	22,857	355

TOTAL PREFERRED STOCK (Identified Cost $956)		981

COMMON STOCKS—97.5%

Consumer Discretionary—12.5%
Bureau Veritas SA (France)	12,450	895
Comcast Corp. Special Class A (United States)	54,875	1,135
Domino’s Pizza plc (United Kingdom)	141,759	977
Hermes International (France)	2,032	609
John Wiley & Sons, Inc. Class A (United States)	14,570	647
McDonald’s Corp. (United States)	29,219	2,566
Norstar Founders Group Ltd. (Cayman Islands)(2)(3)	272,000	0
Wynn Macau Ltd. (Hong Kong)	102,400	242

		7,071

Consumer Staples—40.5%
Altria Group, Inc. (United States)	34,540	926
Anheuser-InBev N.V. (Belgium)	22,875	1,214
British American Tobacco (United Kingdom)	84,059	3,549
Coca-Cola Amatil Ltd. (Australia)	79,239	908
Coca-Cola Co. (The) (United States)	37,617	2,541
Imperial Tobacco Group plc (United Kingdom)	46,459	1,568
ITC Ltd. (India)	242,685	978
L’Oreal S.A. (France)(2)	6,725	656
Nestle India Ltd. (India)	11,890	1,029
Nestle S.A. Registered Shares (Switzerland)	39,923	2,198
Philip Morris International, Inc. (United States)	52,295	3,262
Reckitt Benckiser Group plc (United Kingdom)	10,179	516
Tesco plc (United Kingdom)	207,541	1,216
Unilever N.V. (Netherlands)	13,600	430
Wal-Mart Stores, Inc. (United States)	22,024	1,143
Woolworths Ltd. (Australia)	32,665	781

		22,915

Energy—3.6%
Canadian Natural Resources Ltd. (Canada)	19,550	574
Core Laboratories N.V. (Netherlands)	9,250	831
Royal Dutch Shell plc A Shares (United Kingdom)	20,764	640

		2,045

Financials—12.8%
Accenture plc Class A (Ireland)	13,525	712
CETIP SA — Balcao Organizado de Ativos e Derivativos (Brazil)	56,613	666
CME Group, Inc. (United States)	3,425	844
Housing Development Finance Corp. (India)	133,858	1,743
Housing Development Finance Corp. Bank Ltd. (India)	209,870	1,985
Housing Development Finance Corp. Bank Ltd. ADR (India)	20,125	587
IntercontinentalExchange, Inc. (United States)(2)	6,225	736

		7,273

Health Care—5.9%
Abbott Laboratories (United States)	18,197	930
Becton, Dickinson & Co. (United States)	11,535	846
Covidien plc (Ireland)	22,835	1,007
Novo Nordisk A/S Class B (Denmark)	5,743	573

		3,356

Industrials—1.5%
Canadian National Railway Co. (Canada)	12,525	836

Information Technology—16.9%
Apple, Inc. (United States)(2)	5,535	2,110
Baidu.com, Inc. Sponsored ADR (China)(2)	4,180	447
Cognizant Technology Solutions Corp. Class A (United States)(2)	24,582	1,541
Google, Inc. Class A (United States)(2)	2,653	1,365
Intel Corp. (United States)	42,125	898
International Business Machines Corp. (United States)	5,100	893
MasterCard, Inc. Class A (United States)	3,910	1,240
Visa, Inc. Class A (United States)	12,276	1,052

		9,546

Materials—3.8%
Fresnillo plc (United Kingdom)	15,127	370
Goldcorp, Inc. (Canada)	13,400	615
Newcrest Mining Ltd. (Australia)	15,473	510
Praxair, Inc. (United States)	7,125	666

		2,161

TOTAL COMMON STOCKS (Identified Cost $46,874)		55,203

TOTAL LONG-TERM INVESTMENTS—99.2% (Identified Cost $47,830)		56,184

SHORT-TERM INVESTMENTS—0.6%

Money Market Mutual Funds—0.6%
Dreyfus Cash Management Fund — Institutional Shares (seven-day effective yield 0.050%)	330,536	331

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $331)		331

TOTAL INVESTMENTS—99.8% (Identified Cost $48,161)		56,515	(1)

Other assets and liabilities, net—0.2%		129

NET ASSETS—100.0%		$56,644

Abbreviations:

ADR	American Depositary Receipt
Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2011, see Note 11, Federal Income Tax Information in the Notes to Financial Statements.

(2)	Non-income producing.

(3)	Security value at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the disclosure table located after the Schedule of Investments.

Country Weightings (Unaudited)†

United States (includes short-term investments)	45%
United Kingdom	16
India	11
Australia	4
Canada	4
France	4
Switzerland	4
Other	12

Total	100%

†	% of total investments as of September 30, 2011
Security abbreviation definitions are located under the Key Investment Terms starting on page 4.
See Notes to Financial Statements

VIRTUS GLOBAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)
The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements):

			Level 2 –	Level 3 –
	Total Value	Level 1 –	Significant	Significant
	at	Quoted	Observable	Unobservable
	September 30, 2011	Prices	Inputs	Inputs
Investments in Securities:
Equity Securities:
Common Stocks	$55,203	$31,617	$23,586	$0	(1)
Preferred Stock	981	626	355	—
Short-Term Investments	331	331	—	—

Total Investments	$56,515	$32,574	$23,941	$0	(1)

(1)	Level 3 Common Stock valued at zero at the beginning and end of the period.
Securities held by the Fund with an end of period value of $14,149 were transferred from Level 1 into Level 2. Please refer to the security valuation note in the Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011
($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.6%

Australia—9.2%
BGP Holdings plc(2)(3)(4)	13,566	$0
CFS Retail Property Trust	28,200	47
Dexus Property Group	109,140	86
Goodman Group	167,800	92
GPT Group	3,700	11
Investa Office Fund	23,824	14
Westfield Group	29,750	221
Westfield Retail Trust	50,150	117

		588

Canada—4.8%
Allied Properties Real Estate Investment Trust	710	16
Brookfield Properties Corp.	6,070	84
Canadian Real Estate Investment Trust	1,175	40
Cominar Real Estate Investment Trust	1,045	21
First Capital Realty, Inc.	2,895	47
RioCan Real Estate Investment Trust	3,862	96

		304

Finland—0.2%
Citycon Oyj	4,000	14

France—5.7%
Fonciere Des Regions	394	28
Klepierre	2,615	73
Societe Immobiliere de Location Pour L’industrie Et Le Commerce	480	46
Unibail-Rodamco	1,203	215

		362

Germany—0.2%
GSW Immobilien AG(2)	500	14

Hong Kong—3.2%
Champion Reit	30,418	11
Hongkong Land Holdings Ltd.	23,900	107
Link (The)	26,504	84

		202

Italy—0.7%
Beni Stabili SpA	77,478	41

Japan—3.5%
AEON Mall Co., Ltd.	3,470	79
Japan Prime Realty Investment Corp.	12	31
Japan Real Estate Investment Corp.	5	49
Nippon Building Fund, Inc.	6	62

		221

Netherlands—1.8%
Corio N.V.	1,891	87
Eurocommercial Properties N.V.	765	29

		116

Norway—0.8%
Norwegian Property ASA	38,475	51

Singapore—3.5%
Ascendas Real Estate Investment Trust	23,800	37
CapitaCommercial Trust	24,000	18
CapitaMall Trust	29,450	41
CapitaRetail China Trust	30,275	27
Global Logistic Properties Ltd.(2)	31,500	39
Mapletree Logistics Trust	92,545	60

		222

Sweden—1.2%
Castellum AB	3,890	48
Fabege AB	4,000	30

		78

Switzerland—0.6%
PSP Swiss Property AG(2)	390	35

United Kingdom—7.0%
Big Yellow Group plc	16,625	62
British Land Co. plc	10,425	77
Derwent London plc	935	21
Great Portland Estates plc	1,521	8
Hammerson plc	14,770	86
Land Securities Group plc	9,931	99
Safestore Holdings plc	25,626	41
SEGRO plc	15,690	53

		447

United States—56.2%
Alexandria Real Estate Equities, Inc.	531	33
Apartment Investment & Management Co. Class A	3,700	82
AvalonBay Communities, Inc.	1,280	146
BioMed Realty Trust, Inc.	3,255	54
Boston Properties, Inc.	1,953	174
BRE Properties, Inc.	1,306	55
Camden Property Trust	1,550	86
Campus Crest Communities, Inc.	584	6
DDR Corp	4,529	49
Digital Realty Trust, Inc.	1,109	61
Duke Realty Corp.	7,820	82
Equity Lifestyle Properties, Inc.	1,373	86
Equity Residential	4,076	212
Essex Property Trust, Inc.	594	71
Extra Space Storage, Inc.	5,419	101
General Growth Properties, Inc.	6,064	73
HCP, Inc.	3,204	112
Health Care REIT, Inc.	1,358	64
Host Hotels & Resorts, Inc.	11,658	128
Kilroy Realty Corp.	3,652	114
Kimco Realty Corp.	4,860	73
LaSalle Hotel Properties	3,695	71
Macerich Co. (The)	1,298	55
Prologis, Inc.	6,506	158
Public Storage	1,980	221
Regency Centers Corp.	1,170	41
Simon Property Group, Inc.	4,011	441
SL Green Realty Corp.	1,256	73
Starwood Hotels & Resorts Worldwide, Inc.	730	28
Taubman Centers, Inc.	1,930	97
UDR, Inc.	3,448	76
Ventas, Inc.	4,607	228
Vornado Realty Trust	2,275	170
Weingarten Realty Investors	2,770	59

		3,580

TOTAL COMMON STOCKS (Identified Cost $6,094)		6,275

TOTAL LONG-TERM INVESTMENTS—98.6% (Identified Cost $6,094)		6,275

SHORT-TERM INVESTMENTS—1.3%

Money Market Mutual Funds—1.3%
Dreyfus Cash Management Fund — Institutional Shares (seven-day effective yield 0.050%)	86,260	86

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $86)		86

TOTAL INVESTMENTS—99.9% (Identified Cost $6,180)		6,361	(1)

Other assets and liabilities, net—0.1%		9

NET ASSETS—100.0%		$6,370

Abbreviations:

REIT	Real Estate Investment Trust
Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2011, see Note 11, Federal Income Tax Information in the Notes to Financial Statements.

(2)	Non-income producing.

(3)	Illiquid security.

(4)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the disclosure table located after the Schedule of Investments.
Security abbreviation definitions are located under the Key Investment Terms starting on page 4.
See Notes to Financial Statements

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

Country Weightings (Unaudited)†

United States (includes short-term investments)	58%
Australia	9
United Kingdom	7
France	6
Canada	5
Japan	3
Singapore	3

Other	9

Total	100%

†	% of total investments as of September 30, 2011
The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements).

			Level 2 –	Level 3 –
	Total Value	Level 1 –	Significant	Significant
	at	Quoted	Observable	Unobservable
	September 30, 2011	Prices	Inputs	Inputs
Investments in Securities:
Equity Securities:
Common Stocks	$6,275	$4,021	$2,254	$0	(1)
Short-Term Investments	86	86	—	—

Total Investments	$6,361	$4,107	$2,254	$0	(1)

(1)	Level 3 common stock value at $0 at beginning and end of period.
Securities held by the Fund with an end of period value of $2,027 were transferred from Level 1 into Level 2. Please refer to the security valuation note in the Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS GREATER ASIA ex JAPAN OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011
($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—100.6%

Consumer Discretionary—10.1%
BEC World plc (Thailand)	52,200	$61
Cox & Kings India Ltd. (India)	13,000	56
Genting Malaysia Bhd (Malaysia)	97,300	106
Hero Honda Motors Ltd. (India)(2)	3,000	119
Jollibee Foods Corp. (Philippines)	10,200	20
Jubilant Foodworks Ltd. (India)(2)	3,100	50
Kangwon Land, Inc. (South Korea)	7,410	170
L’Occitane International SA (Luxembourg)	44,900	90
Parkson Retail Group Ltd. (China)	66,800	81
Super Retail Group Ltd. (Australia)	15,670	95
Wynn Macau Ltd. (Hong Kong)	50,098	118

		966

Consumer Staples—39.2%
AmorePacific Corp. (South Korea)	215	214
British American Tobacco (Malaysia)	4,500	63
British American Tobacco (Bangladesh)	26,300	215
Ceylon Tobacco Co., plc (Sri Lanka)	26,200	93
Coca-Cola Amatil Ltd. (Australia)	17,627	202
Colgate Palmolive India Ltd. (India)	4,600	92
Dabur India Ltd. (India)	47,053	98
Dairy Farm International Holdings Ltd. (Hong Kong)	13,600	116
GlaxoSmithKline Consumer Healthcare Ltd. (India)	1,900	92
Gudang Garam Tbk PT (Indonesia)	31,626	187
Guinness Anchor Bhd (Malaysia)	33,735	105
Hengan International Group Co., Ltd. (China)	9,591	77
Hindustan Unilever Ltd. (India)	8,000	55
ITC Ltd. (India)	98,675	397
LG Household & Health Care Ltd. (South Korea)	425	191
Marico Bangladesh Ltd. (Bangladesh)	23,000	148
Nestle India Ltd. (India)	4,000	346
Nestle Malaysia Bhd (Malaysia)	7,100	107
Nestle Pakistan Ltd. (Pakistan)	3,114	133
Pakistan Tobacco Co., Ltd. (Pakistan)	101,516	84
Puregold Price Club, Inc. (Philippines)	186,400	53
Tsingtao Brewery Co., Ltd. (China)	33,983	186
Unilever Indonesia Tbk PT (Indonesia)	75,097	140
Unilever Pakistan Ltd. (Pakistan)	1,557	99
Want Want China Holdings Ltd. (China)	99,765	90
Woolworths Ltd. (Australia)	7,306	175

		3,758

Energy—1.7%
CNOOC Ltd. (Hong Kong)	36,971	60
PTT Exploration & Production plc (Thailand)	24,500	109

		169

Financials—16.2%
Commercial Bank of Ceylon plc (Sri Lanka)	41,980	43
Delta Brac Housing Finance Corp., Ltd. (Bangladesh)	4,650	155
Housing Development Finance Corp. (India)	34,645	451
Housing Development Finance Corp. Bank Ltd. (India)	47,855	453
ICICI Bank Ltd. Sponsored ADR (India)	961	33
Jammu & Kashmir Bank Ltd. (India)(2)	4,400	72
Mahindra & Mahindra Financial Services (India)	4,420	59
Oversea-Chinese Banking Corp., Ltd. (Singapore)	14,100	87
Public Bank Bhd (Malaysia)	25,500	97
QBE Insurance Group Ltd. (Australia)	3,873	48
Shriram Transport Finance Co., Ltd. (India)	4,374	54

		1,552

Health Care—5.3%
Glaxosmithkline Pharmaceuticals Ltd (India)	1,700	73
Kalbe Farma Tbk PT (Indonesia)	170,000	62
Lupin Ltd. (India)(2)	8,600	83
ResMed, Inc. (United States)(2)	75,621	212
Sun Pharmaceutical Industries Ltd. (India)(2)	8,100	76

		506

Industrials—9.4%
Bharat Electronics Ltd. (India)(2)	2,671	83
Bharat Heavy Electricals Ltd. (India)(2)	2,700	90
Jardine Matheson Holdings Ltd. (Hong Kong)	2,418	111
Jardine Strategic Holdings Ltd. (Bermuda)	2,606	68
Jasa Marga Tbk PT (Indonesia)	46,000	21
Keells (John) Holdings plc (Sri Lanka)	162,333	303
Singapore Airport Terminal Servises Ltd. (Singapore)	26,900	45
Taiwan Secom Co., Ltd. (Taiwan)	48,346	87
UGL Ltd. (Australia)	8,500	93

		901

Information Technology—6.9%
Baidu.com, Inc. Sponsored ADR (China)(2)	2,485	266
NetEase.Com, Inc. ADR (China)(2)(3)	2,781	106
NHN Corp. (South Korea)(2)	621	118
Tata Consultancy Services Ltd. (India)	3,800	80
Tencent Holdings Ltd. (China)	4,500	94

		664

Materials—4.8%
Asian Paints Ltd. (India)	1,700	109
Engro Corp., Ltd. (Pakistan)	21,136	35
Fauji Fertilizer Co., Ltd. (Pakistan)	53,650	99
Newcrest Mining Ltd. (Australia)	4,400	145
Semen Gresik (Persero) Tbk PT (Indonesia)	79,186	74

		462

Utilities—7.0%
China Resources Gas Group Ltd. (Bermuda)	27,498	37
GAIL India Ltd. (India)(2)	11,000	92
Gujarat Gas Co., Ltd. (India)	4,500	39
Power Assets Holdings Ltd. (Hong Kong)	55,981	428
Power Grid Corp. of India Ltd. (India)(2)	37,700	76

		672

TOTAL COMMON STOCKS (Identified Cost $8,398)		9,650

TOTAL LONG-TERM INVESTMENTS—100.6% (Identified Cost $8,398)		9,650

See Notes to Financial Statements

VIRTUS GREATER ASIA ex JAPAN OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	SHARES	VALUE
SHORT-TERM INVESTMENTS—0.5%

Money Market Mutual Funds—0.5%
Dreyfus Cash Management Fund — Institutional Shares (seven-day effective yield 0.050%)	45,137	$45

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $45)		45

SECURITIES LENDING COLLATERAL—0.9%
Dreyfus Cash Advantage — Institutional Shares (seven-day effective yield 0.070%)(4)	91,425	91

TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $91)		91

TOTAL INVESTMENTS—102.0% (Identified Cost $8,534)	$9,786	(1)

Other assets and liabilities, net—(2.0)%	(190)

NET ASSETS—100.0%	$9,596

ADR	American Depositary Receipt
Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2011, see Note 11, Federal Income Tax Information in the Notes to Financial Statements.

(2)	Non-income producing.

(3)	All or a portion of security is on loan.

(4)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†

India	33%
China	9
Hong Kong	9
Australia	8
South Korea	7
Bangladesh	5
Indonesia	5
Other	24

Total	100%

†	% total investments as of September 30, 2011
The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements).

			Level 2 –
	Total Value	Level 1 –	Significant
	at	Quoted	Observable
	September 30, 2011	Prices	Inputs
Investments in Securities:
Equity Securities:
Common Stocks	$9,650	$2,310	$7,340
Securities Lending Collateral	91	91	—
Short-Term Investments	45	45	—

Total Investments	$9,786	$2,446	$7,340

There are no Level 3 (significant unobservable inputs) priced securities. Securities held by the Fund with an end of period value of $5,715 were transferred from Level 1 into Level 2. Please refer to the security valuation note in the Notes to Financial Statements.
The following is a reconciliation of assets of the Fund, for Level 3 investments for which significant unobservable inputs were used to determine fair value:

Common Stocks
Balance as of September 30, 2010:	$254
Accrued discounts (premiums)	—
Realized gain (loss)	(8)
Change in unrealized appreciation (depreciation)	(34)
Net purchases (sales)	(29)
Transfers in and/or out of Level 3(a)	(183)

Balance as of September 30, 2011:	$—

(a)	“Transfers in and/or out” represent the ending value as of September 30, 2011, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
Security abbreviation definitions are located under the Key Investment Terms starting on page 4.
See Notes to Financial Statements

VIRTUS GREATER EUROPEAN OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011
($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.0%

Consumer Discretionary—15.4%
Bureau Veritas SA (France)	2,610	$188
Compagnie Financiere Richemont SA (Switzerland)	250	11
Domino’s Pizza plc (United Kingdom)	23,776	164
Luxottica Group S.p.A (Italy)(2)	3,475	88
LVMH Moet Hennessy Louis Vuitton S.A. (France)	350	46
Paddy Power plc (Ireland)	2,242	116
Pearson plc (United Kingdom)	8,202	145

		758

Consumer Staples—40.1%
Anheuser-InBev N.V. (Belgium)	3,966	211
British American Tobacco plc (United Kingdom)	5,719	242
Colruyt SA (Belgium)	1,585	66
Diageo plc (United Kingdom)	7,263	138
Groupe Danone S.A. (France)	1,148	71
Imperial Tobacco Group plc (United Kingdom)	3,852	130
L’Oreal S.A. (France)	700	68
Lindt & Spruengli AG (Switzerland)	11	32
Nestle S.A. Registered Shares (Switzerland)	4,059	223
Pernod-Ricard S.A. (France)	860	67
Philip Morris International, Inc. (United States)	3,594	224
Reckitt Benckiser Group plc (United Kingdom)	1,499	76
SABMiller plc (United Kingdom)	3,521	115
Tesco plc (United Kingdom)	22,296	131
Unilever N.V. (Netherlands)	5,629	178

		1,972

Energy—4.9%
BG Group plc (United Kingdom)	3,692	71
Core Laboratories N.V. (Netherlands)	1,093	98
Royal Dutch Shell plc A Shares (United Kingdom)	2,342	72

		241

Financials—9.9%
Accenture plc Class A (Ireland)	2,037	107
Admiral Group plc (United Kingdom)	3,927	77
Amlin plc (United Kingdom)	11,969	53
Deutsche Boerse AG (Germany)(2)	1,706	86
Muenchener Rueckversicherungs- Gesellschaft AG Registered Shares (Germany)	730	91
Reinet Investments SCA (Luxembourg)(2)	4,546	71

		485

Health Care—12.8%
BioMerieux (France)	871	76
Cie Generale D’optique Essilor International SA (France)	1,466	105
Covidien plc (Ireland)	3,105	137
Fresenius Medical Care AG & Co. KGaA (Germany)	1,514	103
Novartis AG Registered Shares (Switzerland)	1,529	85
Novo Nordisk A/S Class B (Denmark)	1,264	126

		632

Industrials—11.2%
Andritz AG (Austria)	1,421	116
Bunzl plc (United Kingdom)	5,604	67
Indutrade AB (Sweden)	3,018	72
Kuehne & Nagel International AG (Switzerland)	607	68
Orkla ASA (Norway)	10,275	78
Prosegur Cia de Seguridad SA (Spain)	1,855	79
Rolls-Royce Holdings plc (United Kingdom)	7,675	70

		550

Materials—3.2%
Air Liquide SA (France)	1,033	120
Fresnillo plc (United Kingdom)	1,586	39

		159

Utilities—0.5%
Scottish & Southern Energy plc (United Kingdom)	1,226	25

TOTAL COMMON STOCKS (Identified Cost $4,144)		4,822

TOTAL LONG-TERM INVESTMENTS—98.0% (Identified Cost $4,144)		4,822

SHORT-TERM INVESTMENTS—2.3%

Money Market Mutual Funds—2.3%
Dreyfus Cash Management Fund — Institutional Shares (seven-day effective yield 0.050%)	114,618	115

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $115)		115

TOTAL INVESTMENTS—100.3% (Identified Cost $4,259)		4,937	(1)

Other assets and liabilities, net—(0.3)%		(16)

NET ASSETS—100.0%		$4,921

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2011, see Note 11, Federal Income Tax Information in the Notes to Financial Statements.

(2)	Non-income producing.

Country Weightings (Unaudited)†

United Kingdom (includes short-term investments)	33%
France	15
Switzerland	8
Ireland	7
United States	7
Belgium	6
Germany	6
Other	18

Total	100%

†	% of total investments as of September 30, 2011
The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements).

			Level 2 –
	Total Value	Level 1 –	Significant
	at	Quoted	Observable
	September 30, 2011	Prices	Inputs
Investments in Securities:
Equity Securities:
Common Stocks	$4,822	$653	$4,169
Short-Term Investments	115	115	—

Total Investments	$4,937	$768	$4,169

There are no Level 3 (significant unobservable inputs) priced securities. Securities held by the Fund with an end of period value of $3,012 were transferred from Level 1 into Level 2. Please refer to the security valuation note in the Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR
	VALUE	VALUE
CORPORATE BONDS AND NOTES—91.1%

Consumer Discretionary—22.2%
Affinion Group, Inc. 11.500%, 10/15/15(7)	$1,025	$805
AMC Entertainment, Inc. 9.750%, 12/1/20	750	683
Ameristar Casinos, Inc. 144A 7.500%, 4/15/21(2)	250	243
AutoNation, Inc. 6.750%, 4/15/18	105	108
Bon-Ton Department Stores, Inc. (The) 10.250%, 3/15/14(7)	840	676
Brown Shoe Co., Inc. 7.125%, 5/15/19	975	829
Cablevision Systems Corp. 8.000%, 4/15/20(2)	430	440
Caesar’s Entertainment Operating Co., Inc. 10.000%, 12/15/18	645	387
CCO Holdings LLC/CCO Holdings Capital Corp. 6.500%, 4/30/21	295	280
Cequel Communications Holdings I LLC/Cequel Capital Corp. 144A 8.625%, 11/15/17(2)	1,105	1,100
Cinemark USA, Inc. 8.625%, 6/15/19	670	693
CSC Holdings LLC 8.625%, 2/15/19(7)	1,025	1,130
Dana Holding Corp. 6.750%, 2/15/21	730	697
Hanesbrands, Inc. 6.375%, 12/15/20	1,000	975
Intelsat Jackson Holdings SA 144A 7.250%, 10/15/20(2)	980	904
Jarden Corp. 7.500%, 5/1/17	415	425
Lamar Media Corp. Series C 6.625%, 8/15/15	125	123
Landry’s Holdings, Inc. 144A 11.500%, 6/1/14(2)	980	911
Levi Strauss & Co. 8.875%, 4/1/16(7)	740	751
Peninsula Gaming LLC/ Peninsula Gaming Corp. 10.750%, 8/15/17	920	892
Rent-A-Center, Inc. 6.625%, 11/15/20	245	236
Scientific Games International, Inc. 9.250%, 6/15/19(7)	965	977
Seminole Indian Tribe of Florida 144A 7.750%, 10/1/17(2)	250	253
Service Corp. International 8.000%, 11/15/21	305	321
Sirius XM Satellite Radio, Inc. 144A 7.625%, 11/1/18(2)	920	934
Spencer Spirit Holdings, Inc./ Spencer Gifts LLC/Spirit Halloween Superstores 144A 11.000%, 5/1/17(2)	375	356
UCI International, Inc. 8.625%, 2/15/19(7)	960	894
United Artists Theatre Circuit, Inc.
Series 95-A 9.300%, 7/1/15(4)(5)	217	212
Series BD-1 9.300%, 7/1/15(4)(5)	234	228
Series AW-0 9.300%, 7/1/15(4)(5)	1	1
Series BE-9 9.300%, 7/1/15(4)(5)	8	8
Unitymedia Hessen GmbH & Co. KG/ Unitymedia NRW GmbH 144A 8.125%, 12/1/17(2)	720	724
Valassis Communication 6.625%, 2/1/21(7)	885	832
Visteon Corp. 144A 6.750%, 4/15/19(2)	250	226
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.750%, 8/15/20	500	528

		19,782

Consumer Staples—5.2%
Ingles Markets, Inc. 8.875%, 5/15/17	500	526
B&G Foods, Inc. 7.625%, 1/15/18	300	311
Beverages & More, Inc. 144A 9.625%, 10/1/14(2)	995	993
Dole Food Co., Inc. 144A 8.000%, 10/1/16(2)	335	344
Michael Foods, Inc. 9.750%, 7/15/18	490	508
Pantry, Inc. (The) 7.750%, 2/15/14(7)	900	887
Rite Aid Corp. 6.875%, 8/15/13(7)	480	457
Tops Holding Corp./ Tops Markets LLC 10.125%, 10/15/15	590	593

		4,619

Energy—7.6%
Antero Resources Finance Corp. 144A 7.250%, 8/1/19(2)	500	478
Clayton Williams Energy, Inc. 144A 7.750%, 4/1/19(2)	310	268
Concho Resources, Inc. 6.500%, 1/15/22	905	896
Copano Energy LLC/ Copano Energy Finance Corp. 7.125%, 4/1/21	425	418
Crosstex Energy LP/ Crosstex Energy Finance Corp. 8.875%, 2/15/18	335	345
Ferrellgas Partners LP/ Ferrellgas Partners Finance Corp. 8.625%, 6/15/20	218	213
Linn Energy LLC/Linn Energy Finance Corp.
144A 6.500%, 5/15/19(2)	250	231
7.750%, 2/1/21	490	492
OGX Petroleo e Gas Participacoes SA 144A 8.500%, 6/1/18(2)	1,000	905
Plains Exploration & Production Co. 7.000%, 3/15/17	700	703
Precision Drilling Corp. 6.625%, 11/15/20	500	490
Sandridge Energy, Inc. 8.750%, 1/15/20	840	827
SESI LLC 144A 6.375%, 5/1/19(2)	500	485

		6,751

Financials—13.6%
Ally Financial, Inc. 0.000%, 6/15/15	2,000	1,435
CIT Group, Inc. 7.000%, 5/1/17	1,225	1,190
CNL Lifestyles Properties 7.250%, 4/15/19	500	433
Developers Diversified Realty Corp. 7.875%, 9/1/20	195	207
Dycom Investments, Inc. 7.125%, 1/15/21	1,000	970
E*Trade Financial Corp.
7.875%, 12/1/15	600	585
6.750%, 6/1/16	430	431
Felcor Lodging LP 144A 6.750%, 6/1/19(2)	1,000	900
Ford Motor Credit Co. LLC 5.000%, 5/15/18	1,380	1,338
GFI Group, Inc. 144A 8.375%, 7/19/18(2)	500	465
Icahn Enterprises LP/ Icahn Enterprises Finance Corp. 8.000%, 1/15/18	1,200	1,202
International Lease Finance Corp.
8.750%, 3/15/17(7)	715	720
6.250%, 5/15/19	165	144
8.250%, 12/15/20	265	260
Oppenheimer Holdings, Inc. 8.750%, 4/15/18	1,130	1,107
Regions Financial Corp. 5.750%, 6/15/15	545	523
Ventas Realty LP/ Ventas Capital Corp. Series 1 6.500%, 6/1/16	155	160

		12,070

See Notes to Financial Statements

VIRTUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR
	VALUE	VALUE
Health Care—5.7%
Aviv Healthcare Properties LP/ Aviv Healthcare Capital Corp. 7.750%, 2/15/19	$465	$441
Biomet, Inc. 11.625%, 10/15/17	790	824
Community Health Systems, Inc. 8.875%, 7/15/15	930	916
Davita, Inc.
6.375%, 11/1/18	195	188
6.625%, 11/1/20	615	593
Giant Funding Corp. 144A 8.250%, 2/1/18(2)	500	502
HCA, Inc.
8.500%, 4/15/19	285	304
7.500%, 2/15/22	410	379
Omnicare, Inc. 6.125%, 6/1/13	103	103
Valeant Pharmaceuticals International, Inc. 144A 7.250%, 7/15/22(2)	905	799

		5,049

Industrials—7.9%
AE Escrow Corp. 144A 9.750%, 3/15/20(2)	250	241
Allison Transmission, Inc. 144A 7.125%, 5/15/19(2)	975	887
American Standard Americas 144A 10.750%, 1/15/16(2)	495	379
ARAMARK Corp.
8.500%, 2/1/15	265	270
144A PIK 8.625%, 5/1/16(2)	750	743
B-Corp Merger Sub, Inc. 144A 8.250%, 6/1/19(2)	250	226
Briggs & Stratton Corp. 6.875%, 12/15/20	155	157
Cenveo Corp. 7.875%, 12/1/13(7)	1,085	765
DynCorp International, Inc. 10.375%, 7/1/17	1,110	974
GeoEye, Inc. 8.625%, 10/1/16	205	208
Gibraltar Industries, Inc. Series B 8.000%, 12/1/15	990	946
Iron Mountain, Inc. 7.750%, 10/1/19	435	434
L-3 Communications Corp. Series B, 6.375%, 10/15/15	80	82
Valmont Industries, Inc. 6.625%, 4/20/20	635	740

		7,052

Information Technology—7.3%
CommScope, Inc. 144A 8.250%, 1/15/19(2)	785	769
CoreLogic, Inc. 144A 7.250%, 6/1/21(2)	500	451
Digicel Ltd. 144A 8.250%, 9/1/17(2)	825	784
EarthLink, Inc. 144A 8.875%, 5/15/19(2)	770	680
Equinix, Inc. 7.000%, 7/15/21	750	747
First Data Corp. 11.250%, 3/31/16(7)	855	581
Lender Processing Services, Inc. 8.125%, 7/1/16(7)	1,370	1,295
Seagate HDD Cayman 144A 7.000%, 11/1/21(2)	500	463
Sensata Technologies, Inc. 144A 6.500%, 5/15/19(2)	250	239
SunGard Data Systems, Inc. 10.250%, 8/15/15	475	482

		6,491

Materials—7.7%
AEP Industries, Inc. 8.250%, 4/15/19	250	237
American Rock Salt Co. LLC 144A 8.250%, 5/1/18(2)	500	440
Ball Corp. 6.750%, 9/15/20	435	452
Boise Paper Holdings LLC/ Boise Finance Co. 8.000%, 4/1/20	1,020	1,039
Cascades, Inc. 7.875%, 1/15/20	880	832
Celanese US Holdings LLC 6.625%, 10/15/18	500	519
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/1/17	615	660
Polypore International, Inc. 7.500%, 11/15/17	500	505
Reynolds Group Holdings, Inc./ Reynolds Group Issuer LLC 144A 8.250%, 2/15/21(2)	825	656
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(2)	500	428
Solutia, Inc. 7.875%, 3/15/20(7)	920	973
Taseko Mines Ltd. 7.750%, 4/15/19	165	154

		6,895

Telecommunication Services—10.7%
Clearwire Communications LLC/ Clearwire Finance, Inc. 144A 12.000%, 12/1/17(2)(7)	885	535
Crown Castle International Corp. 7.125%, 11/1/19	555	574
Echostar Holding Corp./ Echostar Corp. 144A 7.625%, 6/15/21(2)	250	242
Frontier Communications Corp. 8.125%, 10/1/18	585	576
GCI, Inc. 8.625%, 11/15/19	1,130	1,184
Goodman Networks, Inc. 144A 12.125%, 7/1/18(2)	900	844
ITC DeltaCom, Inc. 10.500%, 4/1/16	845	866
MetroPCS Wireless, Inc. 6.625%, 11/15/20	570	503
NII Capital Corp. 7.625%, 4/1/21	750	748
PAETEC Holding Corp. 9.875%, 12/1/18	1,020	1,074
Poland Telecom Finance BV Series B 14.000%, 7/1/12(5)(6)(9)	4,942	62
Virgin Media Finance plc 8.375%, 10/15/19	250	267
West Corp. 7.875%, 1/15/19	1,030	973
Windstream Corp.
8.125%, 9/1/18	95	96
7.000%, 3/15/19	750	724
7.750%, 10/15/20	250	245

		9,513

Utilities—3.2%
AmeriGas Partners LP/ AmeriGas Finance Corp. 6.250%, 8/20/19	600	577
Calpine Corp.
144A 7.875%, 7/31/20(2)(7)	245	238
144A 7.500%, 2/15/21(2)	490	470
NRG Energy, Inc. 8.250%, 9/1/20(7)	805	765
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Holdings Finance, Inc. 144A 11.500%, 10/1/20(2)	990	797

		2,847

TOTAL CORPORATE BONDS AND NOTES (Identified Cost $89,204)		81,069

LOAN AGREEMENTS(3)—4.0%

Consumer Discretionary—1.7%
Cengage Learning Acquisitions, Inc. 2.250%, 7/3/14	997	784
Chrysler Group LLC/ Chrysler Group Co-Issuer, Inc. Tranche B, 4.750%, 5/24/17	299	262
KAR Auction Services, Inc. 3.750%, 5/19/17	249	242
Transtar Industries, Inc. Tranche 2, 8.500%, 12/21/17	200	195

		1,483

See Notes to Financial Statements

VIRTUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR
	VALUE	VALUE
Consumer Staples—1.1%
Roundy’s Supermarkets, Inc. Tranche 2, 8.000%, 4/16/16	$1,000	$983

Financials—0.3%
Springleaf Financial Funding Co. (American General Finance Corp.) 4.250%, 5/10/17	300	261

Materials—0.5%
Rock Tenn Tranche B, 2.750%, 5/28/18	499	496

Telecommunication Services—0.4%
Level 3 Communications, Inc. Tranche A, 2.250%, 3/13/14	400	375

TOTAL LOAN AGREEMENTS (Identified Cost $3,728)		3,598

	SHARES
PREFERRED STOCK—0.8%

Financials—0.8%
GMAC Capital Trust I 8.125%(3)	20,800	379
ING Capital Funding Trust III 3.907%(3)	425	318

TOTAL PREFERRED STOCK (Identified Cost $905)		697

TOTAL LONG-TERM INVESTMENTS—95.9% (Identified Cost $93,837)		85,364

SHORT-TERM INVESTMENTS—1.5%

Money Market Mutual Funds—1.5%
BlackRock Liquidity Funds TempFund Portfolio — Institutional Shares (seven-day effective yield 0.090%)	1,315,471	$1,315

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,315)		1,315

SECURITIES LENDING COLLATERAL—9.4%
BlackRock Liquidity Funds TempCash Portfolio — Institutional Shares (seven-day effective yield 0.100%)(8)	8,322,911	8,323

TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $8,323)		8,323

TOTAL INVESTMENTS—106.8% (Identified Cost $103,475)		95,002	(1)

Other assets and liabilities, net—(6.8)%		(6,040)

NET ASSETS—100.0%		$88,962

Abbreviations:

PIK	Payment-in-Kind Security
Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2011, see Note 11, Federal Income Tax Information in the Notes to Financial Statements.

(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, these securities amounted to a value of $22,973 or 25.8% of net assets.

(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2011.

(4)	Illiquid security.

(5)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.

(6)	Security in default.

(7)	All or a portion of security is on loan.

(8)	Represents security purchased with cash collateral received for securities on loan.

(9)	Illiquid and restricted security. At September 30, 2011, this security amounted to a value of $62 or 0.0% of net assets. For acquisition information see Note 7 Illiquid and Restricted Securities in the Notes to Financial Statements.

Country Weightings (Unaudited)†

United States (includes short-term investments and securities lending collateral)	93%
Bermuda	1
Brazil	1
Canada	1
Germany	1
Luxembourg	1
New Zealand	1
Other	1

Total	100%

†	% of total investments as of September 30, 2011
The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements).

			Level 2 –	Level 3 –
	Total Value	Level 1 –	Significant	Significant
	at	Quoted	Observable	Unobservable
	September 30, 2011	Prices	Inputs	Inputs
Investments in Securities:
Debt Securities:
Corporate Bonds and Notes	$81,069	$—	$80,558	$511
Loan Agreements	3,598	—	3,598	—
Equity Securities:
Preferred Stock	697	—	697	—
Securities Lending Collateral	8,323	8,323	—	—
Short-Term Investments	1,315	1,315	—	—

Total Investments	$95,002	$9,638	$84,853	$511

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.
See Notes to Financial Statements

VIRTUS HIGH YIELD FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)
The following is a reconciliation of assets of the Fund, for Level 3 investments for which significant unobservable inputs were used to determine fair value:

Corporate Bonds
and Notes
Balance as of September 30, 2010:	$1,602
Accrued discounts (premiums)(a)	3
Realized gain (loss)(b)	—
Change in unrealized appreciation (depreciation)(b)	(5)
Net purchases (sales)(c)	(96)
Transfers in and/or out of Level 3(d)	(993)

Balance as of September 30, 2011:	$511

(a)	Disclosed in the Statement of Operations under interest income.

(b)	Disclosed in the Statement of Operations under Net realized and unrealized gain (loss) on investments.

(c)	Includes paydowns, if any.

(d)	“Transfers in and/or out” represent the ending value as of September 30, 2011, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
See Notes to Financial Statements

VIRTUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011
($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—94.3%

Consumer Discretionary—6.0%
adidas AG (Germany)	2,280	$139
British Sky Broadcasting Group plc (United Kingdom)	15,700	162
Casio Computer Co., Ltd. (Japan)	30,800	195
Compass Group plc (United Kingdom)	7,900	64
Reed Elsevier N.V. (Netherlands)	28,960	318
Sumitomo Rubber Industries Ltd. (Japan)	18,800	240

		1,118

Consumer Staples—12.9%
British American Tobacco (United Kingdom)	4,200	177
Colruyt SA (Belgium)	8,640	359
Foster’s Group Ltd. (Australia)	47,000	239
Nestle S.A. Registered Shares (Switzerland)	10,180	560
President Chain Store Corp. (Taiwan)	10,000	56
Swedish Match AB (Sweden)	5,960	197
Tesco plc (United Kingdom)	29,300	172
Treasury Wine Estates Ltd. (Australia)(2)	17,333	65
Unilever N.V. (Netherlands)	8,862	280
Woolworths Ltd. (Australia)	13,020	311

		2,416

Energy—9.5%
BP plc (United Kingdom)	29,400	176
CNOOC Ltd. (Hong Kong)	131,000	211
Royal Dutch Shell plc A Shares (United Kingdom)	11,970	369
Royal Dutch Shell plc B Shares (United Kingdom)	8,000	249
Straits Asia Resources Ltd. (Singapore)	46,000	69
Total SA (France)	12,000	529
Woodside Petroleum Ltd. (Australia)	5,810	180

		1,783

Financials—8.3%
Hang Seng Bank Ltd. (Hong Kong)	23,000	270
Legal & General Group plc (United Kingdom)	121,900	182
Malayan Banking Bhd (Malaysia)	103,566	258
QBE Insurance Group Ltd. (Australia)	23,880	293
Tokyu REIT, Inc. (Japan)	28	150
United Overseas Bank Ltd. (Singapore)	12,200	157
Zurich Financial Services AG (Switzerland)(2)	1,180	246

		1,556

Health Care—10.8%
GlaxoSmithKline plc (United Kingdom)	13,100	270
Novartis AG Registered Shares (Switzerland)	8,530	477
Roche Holding AG (Switzerland)	3,620	585
Sanofi-Aventis S.A. (France)(2)	4,930	324
Teva Pharmaceutical Industries Ltd. (Israel)	9,857	365

		2,021

Industrials—9.7%
Brambles Ltd. (Australia)	45,000	277
ComfortDelgro Corp., Ltd. (Singapore)	167,000	166
Deutsche Post AG Registered Shares (Germany)	15,800	202
Koninklijke Vopak N.V. (Netherlands)	2,430	116
Legrand SA (France)	4,560	142
Makita Corp. (Japan)	5,900	210
Mitsubishi Electric Corp. (Japan)	24,000	213
Panalpina Welttransport Holding AG Registered Shares (Switzerland)(2)	1,310	112
Rolls-Royce Holdings plc (United Kingdom)	11,500	106
Schindler Holding AG (Switzerland)	1,112	118
Toyota Tsusho Corp. (Japan)	9,600	164

		1,826

Information Technology—8.3%
Advantech Co., Ltd (Taiwan)	49,000	129
ASM Pacific Technology Ltd. (Hong Kong)	18,600	181
Media Tek, Inc. (Taiwan)	11,000	120
Nintendo Co., Ltd. (Japan)	900	132
Nippon Electric Glass Co., Ltd. (Japan)	19,000	173
SAP AG (Germany)	5,260	268
Venture Corp., Ltd. (Singapore)	16,000	81
VTech Holdings Ltd. (Hong Kong)	25,000	232
Wincor Nixdorf AG (Germany)	5,552	249

		1,565

Materials—7.9%
Air Liquide SA (France)	2,160	252
CRH plc (Ireland)	14,500	224
Fuchs Petrolub AG (Germany)	5,044	206
Givaudan SA Registered Shares (Switzerland)	116	90
Lafarge Malayan Cement Bhd (Malaysia)	79,800	163
Rio Tinto Ltd. (Australia)	2,130	125
Shin-Etsu Chemical Co., Ltd. (Japan)	3,400	167
Symrise AG (Germany)	6,698	155
Syngenta AG Registered Shares (Switzerland)	400	104

		1,486

Telecommunication Services—14.1%
Belgacom SA (Belgium)	7,300	220
Bezeq Israeli Telecommunication Corp., Ltd. (Israel)	77,446	145
Chunghwa Telecom Co., Ltd. (Taiwan)	67,600	224
Koninklijke KPN N.V. (Netherlands)	26,050	343
StarHub Ltd. (Singapore)	86,900	189
Telefonica S.A. (Spain)	20,920	401
Telekom Malaysia Bhd (Malaysia)	184,800	236
Telenor ASA (Norway)	13,020	201
Telstra Corp., Ltd. (Australia)	94,000	280
Vodafone Group plc (United Kingdom)	154,300	397

		2,636

Utilities—6.8%
National Grid plc (United Kingdom)	23,600	235
Power Assets Holdings Ltd. (Hong Kong)	55,000	421
Scottish & Southern Energy plc (United Kingdom)	9,000	180
Snam Rete Gas S.p.A. (Italy)	47,880	221
United Utilities Group plc (United Kingdom)	22,500	218

		1,275

TOTAL COMMON STOCKS (Identified Cost $19,448)		17,682

TOTAL LONG-TERM INVESTMENTS—94.3% (Identified Cost $19,448)		17,682

See Notes to Financial Statements

VIRTUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	SHARES	VALUE
SHORT-TERM INVESTMENTS—4.6%

Money Market Mutual Funds—4.6%
Dreyfus Cash Management
Fund — Institutional Shares (seven-day effective yield 0.050%)	859,327	$859

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $859)		859

TOTAL INVESTMENTS—98.9% (Identified Cost $20,307)		18,541	(1)
Other assets and liabilities, net—1.1%		198

NET ASSETS—100.0%		$18,739

Abbreviation:
REIT Real Estate Investment Trust
Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2011, see Note 11, Federal Income Tax Information in the Notes to Financial Statements.

(2)	Non-income producing.

Country Weightings (Unaudited)†

United Kingdom	16%
Switzerland	12
Australia	9
Japan	9
France	7
Germany	7
Hong Kong	7
Other	33

Total	100%

†	% of total investments as of September 30, 2011
At September 30, 2011, the Fund had entered into forward currency contracts as follows (reported in 000’s):

					Unrealized
Contracts	In Exchange		Settlement	Market	Appreciation
to Receive	for	Counterparty	Date	Value	(Depreciation)
AUD 200	USD 210	State Street Bank and Trust Co.	1/24/12	$191	$(19)

					Unrealized
Contracts	In Exchange		Settlement	Market	Appreciation
to Sell	for	Counterparty	Date	Value	(Depreciation)
AUD 2,100	USD 2,171	State Street Bank and Trust Co.	1/24/12	$2,005	$166

					$147

Currency:
AUD Australian Dollar USD United States Dollar
The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements).

			Level 2 –
	Total Value	Level 1 –	Significant
	at	Quoted	Observable
	September 30, 2011	Prices	Inputs
Investments in Securities:
Equity Securities:
Common Stocks	$17,682	$65	$17,617
Short-Term Investments	859	859	—

Total Investments	$18,541	$924	$17,617

Other Financial Instruments:
Forward Currency Contracts(1)	$147	$—	$147

There are no Level 3 (significant unobservable inputs) priced securities. Securities held by the Fund with an end of period value of $15,958 were transferred from Level 1 into Level 2. Please refer to the security valuation note in the Notes to Financial Statements.

(1)	Valued at the unrealized appreciation (depreciation) on the investment.
Security abbreviation definitions are located under the Key Investment Terms starting on page 4.
See Notes to Financial Statements

VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011
($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.3%

Australia—20.8%
BGP Holdings plc(2)(3)(4)	588,920	$0
CFS Retail Property Trust	260,252	437
Dexus Property Group	1,101,415	868
Goodman Group	1,729,280	947
Westfield Group	345,673	2,563
Westfield Retail Trust	483,173	1,125

		5,940

Canada—12.4%
Allied Properties Real Estate Investment Trust	6,415	142
Brookfield Properties Corp.	78,250	1,082
Canadian Real Estate Investment Trust	11,545	393
Cominar Real Estate Investment Trust	11,915	244
First Capital Realty, Inc.	34,385	558
RioCan Real Estate Investment Trust	45,750	1,135

		3,554

Finland—0.5%
Citycon Oyj	42,000	143

France—13.2%
Fonciere Des Regions	4,140	289
Klepierre	25,424	713
Societe Immobiliere de Location Pour L’industrie Et Le Commerce	4,457	430
Unibail-Rodamco	13,090	2,336

		3,768

Germany—0.6%
GSW Immobilien AG(2)	6,000	170

Hong Kong—7.6%
Champion Reit	351,576	134
Hongkong Land Holdings Ltd.	267,100	1,197
Link (The)	267,441	845

		2,176

Italy—1.6%
Beni Stabili SpA	888,257	468

Japan—8.6%
AEON Mall Co., Ltd.	38,130	871
Japan Prime Realty Investment Corp.	149	383
Japan Real Estate Investment Corp.	54	528
Nippon Building Fund, Inc.	67	693

		2,475

Netherlands—4.5%
Corio N.V.	19,990	921
Eurocommercial Properties N.V.	9,597	369

		1,290

Norway—1.9%
Norwegian Property ASA	414,600	552

Singapore—6.4%
CapitaCommercial Trust	253,000	193
CapitaMall Trust	152,650	212
CapitaRetail China Trust	323,725	287
Global Logistic Properties Ltd.(2)	446,500	560
Mapletree Logistics Trust	890,544	577

		1,829

Sweden—2.9%
Castellum AB	41,166	502
Fabege AB	44,000	332

		834

Switzerland—0.9%
PSP Swiss Property AG(2)	2,741	246

United Kingdom—17.4%
Big Yellow Group plc	179,961	667
British Land Co. plc	96,105	708
Derwent London plc	12,946	289
Great Portland Estates plc	26,118	138
Hammerson plc	164,609	964
Land Securities Group plc	113,785	1,131
Safestore Holdings plc	318,876	506
SEGRO plc	168,857	576

		4,979

TOTAL COMMON STOCKS (Identified Cost $28,524)		28,424

TOTAL LONG-TERM INVESTMENTS—99.3% (Identified Cost $28,524)		28,424

SHORT-TERM INVESTMENTS—0.5%

Money Market Mutual Funds—0.5%
Dreyfus Cash Management Fund — Institutional Shares (seven-day effective yield 0.050%)	148,997	149

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $149)		149

TOTAL INVESTMENTS—99.8% (Identified Cost $28,673)		28,573	(1)
Other assets and liabilities, net—0.2%		52

NET ASSETS—100.0%		$28,625

Abbreviation:
REIT Real Estate Investment Trust
Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2011, see Note 11, Federal Income Tax Information in the Notes to Financial Statements.

(2)	Non-income producing.

(3)	Illiquid security.

(4)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the disclosure table located after the Schedule of Investments.

Country Weightings (Unaudited)†

Australia	21%
United Kingdom	17
France	13
Canada	12
Japan	9
Hong Kong	8
Singapore	6
Other	14

Total	100%

†	% of total investments as of September 30, 2011
Security abbreviation definitions are located under the Key Investment Terms starting on page 4.
See Notes to Financial Statements

VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)
The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements).

			Level 2 –	Level 3 –
	Total Value	Level 1 –	(Significant	Significant
	at	Quoted	Observable	Unobservable
	September 30, 2011	Prices	inputs)	Inputs

Investments in Securities:
Equity Securities:
Common Stocks	$28,424	$5,120	$23,304	$0	(1)
Short-Term Investments	149	149	—	—

Total Investments	$28,573	$5,269	$23,304	$0	(1)

(1)	Level 3 Common Stock valued at zero at beginning and end of period.
Securities held by the Fund with an end of period value of $20,830 were transferred from Level 1 into Level 2. Please refer to the security valuation note in the Notes to Financial Statements.
The following is a reconciliation of assets of the Fund, for Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common
	Stock	Rights
Balance as of September 30, 2010:	$0	$1
Accrued discounts (premiums)	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net purchases (sales)	—	(1)
Transfers in and/or out of Level 3(1)	—	—

Balance as of September 30, 2011:	$0	$—

(1)	“Transfers in and/or out” represent the ending value as of September 30, 2011, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
See Notes to Financial Statements

VIRTUS MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT
SEPTEMBER 30, 2011
($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—92.4%

Consumer Discretionary—14.9%
Abercrombie & Fitch Co. Class A	2,790	$172
Amazon.com, Inc.(2)(6)	1,110	240
Daimler AG Registered Shares	3,740	166
Esprit Holdings Ltd.	72,924	88
Ethan Allen Interiors, Inc.(6)	12,310	168
Focus Media Holding Ltd. ADR(2)	16,060	270
Inchcape plc	47,340	204
Jack in the Box, Inc.(2)(6)	10,600	211
Kingfisher plc	58,820	228
Limited Brands, Inc.(6)	9,430	363
Liz Claiborne, Inc.(2)(6)	66,940	335
Macy’s, Inc.(6)	12,090	318
Melco PBL Entertainment Ltd. ADR(2)	67,310	559
Omnicom Group, Inc.	7,160	264
Phillips-Van Heusen Corp.	3,960	231
Ryland Group, Inc. (The)(6)	10,050	107
Saks, Inc.(2)(6)	34,720	304
Skechers U.S.A., Inc. Class A(2)(6)	9,760	137
Toyoda Gosei Co., Ltd.	15,900	303
Viacom, Inc. Class B	13,810	535
Warnaco Group, Inc. (The)(2)	3,530	163
Williams-Sonoma, Inc.(6)	5,970	184

		5,550

Consumer Staples—13.7%
BJ’s Wholesale Club, Inc.(2)(6)	5,770	296
Carrefour S.A.	11,220	256
China Agri-Industries Holdings Ltd.	488,000	307
Coca-Cola Amatil Ltd.	29,950	343
Coca-Cola Enterprises, Inc.(6)	14,280	355
ConAgra Foods, Inc.(6)	16,320	395
Estee Lauder Cos., Inc. (The) Class A(6)	3,040	267
Fomento Economico Mexicano S.A.B. de C.V. Sponsored ADR(6)	8,470	549
Kirin Brewery Co., Ltd.	24,000	314
Metro AG	3,420	145
Ralcorp Holdings, Inc.(2)	2,710	208
Sanderson Farms, Inc.	14,060	668
Toyo Suisan Kaisha Ltd.	14,000	384
Unilever N.V.	13,850	438
Unilever plc Sponsored ADR	5,040	157

		5,082

Energy—6.7%
Anadarko Petroleum Corp.	3,250	205
Cabot Oil & Gas Corp.(6)	9,910	613
China Coal Energy Co., Ltd.	168,000	150
Ensco International plc Sponsored ADR	5,300	214
EQT Corp.	3,560	190
Occidental Petroleum Corp.(6)	2,600	186
Petroleo Brasileiro S.A. ADR	9,180	206
Pioneer Natural Resources Co.(6)	4,150	273
Schlumberger Ltd.(6)	4,670	279
TGS Nopec Geophysical Co., ASA	10,240	190

		2,506

Financials—13.4%
American Express Co.	4,400	198
Ameriprise Financial, Inc.	4,580	180
AON Corp.(6)	4,580	192
Banco Santander Brasil S.A. ADR(6)	16,370	120
Capital One Financial Corp.	3,990	158
CBOE Holdings, Inc.	7,696	188
CME Group, Inc.	600	148
Comerica, Inc.	23,020	529
DFC Global Corp.(2)(6)	7,910	173
Fidelity National Financial, Inc. Class A(6)	25,510	387
Fifth Third Bancorp(6)	27,740	280
Hartford Financial Services Group, Inc. (The)(6)	14,880	240
Marsh & McLennan Cos., Inc.(6)	7,470	198
Muenchener Rueckversicherungs- Gesellschaft AG Registered Shares	2,090	260
NASDAQ OMX Group, Inc. (The)(2)	15,600	361
Public Storage	1,640	183
RenaissanceRe Holdings Ltd.	3,120	199
U.S. Bancorp	6,170	145
Webster Financial Corp.	13,500	206
Wells Fargo & Co.(6)	10,980	265
Willis Group Holdings plc	7,440	256
Zions Bancorp	7,680	108

		4,974

Health Care—15.3%
Alexion Pharmaceuticals, Inc.(2)(6)	2,260	145
Align Technology, Inc.(2)(6)	12,810	194
Amarin Corp. plc ADR(2)(6)	11,080	102
Biogen Idec, Inc.(2)	2,170	202
CareFusion Corp.(2)	8,640	207
Covidien plc(6)	5,400	238
Cubist Pharmaceuticals, Inc.(2)	6,490	229
Emergent Biosolutions, Inc.(2)(6)	13,280	205
Gerresheimer AG	5,430	227
Hanger Orthopedic Group, Inc.(2)(6)	10,180	192
HealthSouth Corp.(2)	8,410	126
Idenix Pharmaceuticals, Inc.(2)(6)	24,130	120
McKesson Corp.(6)	4,420	321
Medicis Pharmaceutical Corp. Class A	3,510	128
Mitsubishi Tanabe Pharma Corp.	14,600	271
Omnicare, Inc.	7,280	185
Pfizer, Inc.(6)	13,220	234
Salix Pharmaceuticals Ltd.(2)	4,040	120
Sanofi-Aventis S.A.(2)	2,930	193
Sanofi-Aventis S.A. ADR(6)	6,880	226
Smith & Nephew plc	28,240	254
St. Jude Medical, Inc.(6)	5,560	201
Thermo Fisher Scientific, Inc.(2)	4,020	204
UnitedHealth Group, Inc.	5,390	249
Vertex Pharmaceuticals, Inc.(2)	4,940	220
Warner Chilcott plc Class A(6)	14,350	205
Watson Pharmaceuticals, Inc.(2)	3,800	259
WuXi PharmaTech Cayman, Inc. ADR(2)	20,110	234

		5,691

Industrials—7.6%
BAE Systems plc	73,033	302
Dover Corp.	5,540	258
Eaton Corp.	5,060	180
Finmeccanica S.p.A	11,480	79
Goodrich Corp.	2,730	329
Huron Consulting Group, Inc.(2)(6)	7,140	222
IDEX Corp.(6)	5,360	167
Meritor, Inc.(2)(6)	16,540	117
Oshkosh Corp.(2)	12,510	197
Roper Industries, Inc.	3,250	224
RSC Holdings, Inc.(2)	18,840	134
Spirit Aerosystems Holdings, Inc. Class A(2)(6)	11,960	191
SPX Corp.(6)	920	42
TrueBlue, Inc.(2)	18,420	209
United Technologies Corp.(6)	2,400	169

		2,820

Information Technology—15.5%
Alliance Data Systems Corp.(2)(6)	3,810	353
Apple, Inc.(2)(6)	310	118
AU Optronics Corp. Sponsored ADR	37,060	147
Cognizant Technology Solutions Corp. Class A(2)	6,070	381
Cree, Inc.(2)	3,460	90
DealerTrack Holdings, Inc.(2)(6)	10,820	169
Electronic Arts, Inc.(2)(6)	33,200	679
Equinix, Inc.(2)	2,830	251
F5 Networks, Inc.(2)	3,490	248
See Notes to Financial Statements

VIRTUS MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	SHARES	VALUE
Information Technology—continued
Informatica Corp.(2)(6)	2,090	$86
Microsemi Corp.(2)(6)	14,940	239
Motorola Mobility Holdings, Inc.(2)	1,577	60
NetApp, Inc.(2)	17,290	587
QUALCOMM, Inc.(6)	8,130	395
Ricoh Co. Ltd.	30,000	251
Riverbed Technology, Inc.(2)	8,160	163
SanDisk Corp.(2)	2,560	103
Siliconware Precision Industries Co. Sponsored ADR(6)	70,220	336
Symantec Corp.(2)	12,000	196
Teradata Corp.(2)(6)	5,349	286
Velti plc(2)	25,620	169
Visa, Inc. Class A	4,180	358
VMware, Inc. Class A(2)	1,190	96

		5,761

Materials—1.9%
Alcoa, Inc.(6)	37,060	355
China Vanadium Titano — Magnetite Mining Co., Ltd.	547,000	85
Rio Tinto plc	3,510	156
Yingde Gases Group Co., Ltd.	128,000	116

		712

Telecommunication Services—1.9%
Frontier Communications Corp.(6)	43,140	264
MTN Group Ltd. Sponsored ADR	15,140	248
Telefonica Moviles S.A.(3)(4)(6)	1,400	— (5)
VimpelCom Ltd. ADR	20,370	194

		706

Utilities—1.5%
Companhinia Paranaense de Energia ADR(6)	14,550	265
E.ON AG(2)	6,110	133
Tokyo Gas Co., Ltd.	38,000	176

		574

TOTAL COMMON STOCKS (Identified Cost $38,434)		34,376

TOTAL LONG-TERM INVESTMENTS—92.5% (Identified Cost $38,434)		34,376

SHORT-TERM INVESTMENTS—0.0%

Money Market Mutual Funds—0.0%
Dreyfus Cash Management Fund — Institutional Shares (seven-day effective yield 0.050%)	11	— (5)

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $—(5))		— (5)

TOTAL INVESTMENTS—92.4% (Identified Cost $38,434)		34,376 (1)

SECURITIES SOLD SHORT—(92.3)% (Proceeds ($38,581))		(34,353)
Other assets and liabilities, net—99.9%		37,158

NET ASSETS—100.0%		$37,181

SECURITIES SOLD SHORT—92.3%

COMMON STOCKS SOLD SHORT—(92.3)%

Consumer Discretionary—(16.3)%
Anta Sports Products Ltd.	(187,000)	(216)
Bayerische Motoren Werke AG	(3,180)	(210)
Best Buy Co., Inc.	(8,090)	(188)
Carpetright plc	(56,440)	(435)
Gap, Inc. (The)	(18,540)	(301)
hhgregg, Inc.	(18,350)	(179)
Kohl’s Corp.	(6,860)	(337)
Li & Fung Ltd.	(232,000)	(387)
LKQ Corp.	(22,229)	(537)
Mattel, Inc.	(8,000)	(207)
NetFlix, Inc.	(2,430)	(275)
NGK Spark Plug Co., Ltd.	(22,000)	(299)
Panera Bread Co. Class A	(3,250)	(338)
Penney (J.C.) Co., Inc.	(26,860)	(719)
Thomson Reuters Corp.	(19,920)	(539)
Urban Outfitters, Inc.	(9,120)	(204)
Wynn Resorts Ltd.	(6,090)	(701)

		(6,072)

Consumer Staples—(12.6)%
Asahi Breweries Ltd.	(14,700)	(311)
Casino Guichard Perrachon S.A.	(3,290)	(257)
Church & Dwight Co., Inc.	(7,160)	(316)
Flowers Foods, Inc.	(24,490)	(477)
Hormel Foods Corp.	(18,298)	(494)
J & J Snack Foods Corp.	(4,930)	(237)
Kimberly-Clark de Mexico S.A.B. de C.V. ADR	(11,360)	(293)
Lindt & Spruengli AG	(136)	(396)
Metcash Ltd.	(25,450)	(100)
Pernod-Ricard S.A.	(3,047)	(239)
Seven & I Holdings Co., Ltd.	(13,400)	(376)
Smucker (J.M.) Co. (The)	(3,946)	(288)
SYSCO Corp.	(6,070)	(157)
Tingyi Cayman Islands Holding Corp.	(178,000)	(436)
Wal-Mart de Mexico S.A.B de C.V. Sponsored ADR	(5,610)	(129)
Woolworths Ltd.	(7,530)	(180)

		(4,686)

Energy—(6.4)%
Arch Coal, Inc.	(10,740)	(156)
Bourbon S.A.	(3,835)	(87)
BP plc Sponsored ADR	(5,760)	(208)
CNOOC Ltd. ADR	(1,280)	(205)
Concho Resources, Inc.	(4,930)	(351)
ConocoPhillips	(4,260)	(270)
Murphy Oil Corp.	(4,230)	(187)
Patriot Coal Corp.	(14,740)	(125)
Range Resources Corp.	(6,710)	(392)
Seadrill Ltd.	(9,580)	(264)
Yanzhou Coal Mining Co., Ltd. Class H	(70,000)	(149)

		(2,394)

Financials—(14.1)%
Banco Bradesco S.A.
Sponsored ADR	(9,570)	(141)
BlackRock, Inc.	(2,330)	(345)
Goldman Sachs Group, Inc. (The)	(3,660)	(346)
Green Dot Corp. Class A	(5,750)	(180)
Hannover Rueckversicherung AG Registered Shares	(6,870)	(311)
Huntington Bancshares, Inc.	(109,760)	(527)
Jefferies Group, Inc.	(29,680)	(368)
JPMorgan Chase & Co.	(5,240)	(158)
Legg Mason, Inc.	(17,920)	(461)
New York Community Bancorp, Inc. Class A	(31,250)	(372)
Northern Trust Corp.	(5,390)	(188)
Progressive Corp. (The)	(9,080)	(161)
Prosperity Bancshares, Inc.	(6,310)	(206)
T. Rowe Price Group, Inc.	(4,350)	(208)
TFS Financial Corp.	(44,140)	(359)
Trustmark Corp.	(7,710)	(140)
Valley National Bancorp	(30,846)	(327)
Waddell & Reed Financial, Inc. Class A	(7,570)	(189)
Westamerica Bancorp	(6,880)	(264)

		(5,251)

Health Care—(15.5)%
Acorda Therapeutics, Inc.	(9,280)	(185)
AMAG Pharmaceuticals, Inc.	(8,350)	(123)
Ansell Ltd.	(21,440)	(268)
AstraZeneca plc Sponsored ADR	(5,130)	(228)
Auxilium Pharmaceuticals, Inc.	(5,450)	(82)
Bard (C.R.), Inc.	(1,180)	(103)
CONMED Corp.	(8,030)	(185)
Covance, Inc.	(6,250)	(284)
DENTSPLY International, Inc.	(16,710)	(513)
Edwards Lifesciences Corp.	(3,470)	(247)
Eisai Co., Ltd.	(12,150)	(490)
Genomic Health, Inc.	(10,610)	(233)
H Lundbeck A/S	(9,240)	(176)
Haemonetics Corp.	(4,350)	(254)
Integra LifeSciences Holdings Corp.	(6,690)	(239)
See Notes to Financial Statements

VIRTUS MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	SHARES	VALUE
Health Care—continued
Invacare Corp.	(8,740)	$(201)
Nobel Biocare Holding AG	(7,120)	(72)
Novo Nordisk A/S Sponsored ADR	(5,290)	(527)
Owens & Minor, Inc.	(8,540)	(243)
Regeneron Pharmaceuticals, Inc.	(4,310)	(251)
ResMed, Inc.	(10,290)	(296)
Varian Medical Systems, Inc.	(4,440)	(232)
VCA Antech, Inc.	(13,690)	(219)
XenoPort, Inc.	(16,670)	(98)

		(5,749)

Industrials—(8.8)%
BE Aerospace, Inc.	(9,430)	(312)
Boeing Co. (The)	(6,990)	(423)
CSX Corp.	(10,090)	(188)
Donaldson Co., Inc.	(2,860)	(157)
Esterline Technologies Corp.	(1,870)	(97)
Lockheed Martin Corp.	(7,080)	(514)
Rollins, Inc.	(16,990)	(318)
Rolls-Royce Holdings plc	(68,296)	(628)
Terex Corp.	(19,930)	(204)
UniFirst Corp.	(5,310)	(241)
United Rentals, Inc.	(12,290)	(207)

		(3,289)

Information Technology—(13.1)%
Adobe Systems, Inc.	(6,760)	(163)
Advanced Semiconductor Engineering, Inc. ADR	(105,212)	(444)
Aixtron SE N.A. Sponsored ADR	(4,980)	(72)
Amphenol Corp. Class A	(2,550)	(104)
ANSYS, Inc.	(3,940)	(193)
Aruba Networks, Inc.	(18,370)	(384)
Canon, Inc.	(5,900)	(268)
Hewlett-Packard Co.	(10,540)	(237)
Infosys Technologies Ltd. Sponsored ADR	(6,370)	(325)
Intel Corp.	(15,260)	(326)
Juniper Networks, Inc.	(5,240)	(90)
KLA-Tencor Corp.	(3,260)	(125)
Lam Research Corp.	(1,420)	(54)
Microsoft Corp.	(21,010)	(523)
Nokia Oyj Sponsored ADR	(39,310)	(222)
Polycom, Inc.	(4,960)	(91)
Research In Motion Ltd.	(27,240)	(553)
SAP AG Sponsored ADR	(7,480)	(379)
Telefonaktiebolaget LM Ericsson Sponsored ADR	(25,540)	(244)
Xilinx, Inc.	(2,650)	(73)

		(4,870)

Materials—(2.1)%
Aluminum Corp. of China Ltd.	(228,000)	(97)
Arcelormittal South Africa Ltd.	(18,220)	(136)
Glencore International plc	(32,410)	(204)
Greif, Inc. Class A	(8,362)	(359)

		(796)

Telecommunication Services—(2.2)%
Indosat Tbk PT ADR	(8,860)	(253)
tw telecom, inc.	(17,030)	(281)
Verizon Communications, Inc.	(7,320)	(270)

		(804)

Utilities—(1.2)%
Toho Gas Co. Ltd.	(31,000)	(204)
Tractebel Energia S.A. Sponsored ADR	(16,780)	(238)

		(442)

TOTAL COMMON STOCKS SOLD SHORT—(92.3)% (Proceeds ($38,581))		(34,353)

TOTAL SECURITIES SOLD SHORT—(92.3)% (Proceeds ($38,581))		(34,353) (1)

Abbreviations:
ADR American Depositary Receipt
GDR Global Depositary Receipt
Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2011, see Note 11, Federal Income Tax Information in the Notes to Financial Statements.

(2)	Non-income producing.

(3)	Illiquid and restricted security. At September 30, 2011, this security amounted to a value of $0 or 0.0% of net assets. For acquisition information, see Note 7, “Illiquid and Restricted Securities in the Notes to Financial Statements.

(4)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.

(5)	Amounts are less than $500.

(6)	All or a portion segregated as collateral.

Country Weightings - Long (Unaudited)†

United States (includes short-term investments)	72%
Japan	5
United Kingdom	5
Germany	3
China	2
France	2
Ireland	2
Other	9

Total	100%

†	% of total investments as of September 30, 2011

Country Weightings - Short (Unaudited)†

United States	64%
Japan	6
United Kingdom	4
Canada	3
Germany	3
Denmark	2
Hong Kong	2
Other	16

Total	100%

†	% of total investments as of September 30, 2011
Security abbreviation definitions are located under the Key Investment Terms starting on page 4.
See Notes to Financial Statements

VIRTUS MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)
The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements).

					Level 2 –	Level 3 –
	Total Value		Level 1 –		(Significant	Significant
	at		Quoted		observable	Unobservable
	September 30, 2011		Prices		inputs)	Inputs
Investments in Securities:
Equity Securities:
Common Stocks	$34,376		$28,584		$5,792	$0	(1)
Short-Term Investments	—	(2)	—	(2)	—	—

Total Investments	$34,376		$28,584		$5,792	$0	(1)

Liabilities:
Common Stocks Sold Short	$(34,353)		$(28,056)		$(6,297)	$—

There were no significant transfers between Level 1 and Level 2 during the period.

(1)	Level 3 Common Stock valued at zero at the beginning and end of the period.

(2)	Amount less than $500
See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR
	VALUE		VALUE
U.S. GOVERNMENT SECURITIES—1.1%
U.S. Treasury Bond 3.750%, 8/15/41	$2,300		$2,688

TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $2,689)			2,688

MUNICIPAL BONDS—0.8%

Kentucky—0.2%
Commonwealth of Kentucky Taxable 3.165%, 4/1/18	505		515

Michigan—0.1%
Tobacco Settlement Finance Authority Taxable Series 06-A, 7.309%, 6/1/34	160		121

Virginia—0.1%
Tobacco Settlement Financing Corp. Taxable Series 07-A1, 6.706%, 6/1/46	345		228

Washington—0.4%
County of King Sewer Revenue 5.000%, 1/1/45	900		961

TOTAL MUNICIPAL BONDS (Identified Cost $1,934)			1,825

FOREIGN GOVERNMENT SECURITIES—11.0%
Bolivarian Republic of Venezuela
8.500%, 10/8/14	560		496
RegS 5.750%, 2/26/16(5)	1,765		1,266
7.650%, 4/21/25	1,000		570
9.250%, 9/15/27	1,035		662
9.375%, 1/13/34	950		591
Commonwealth of Australia Series 123, 5.750%, 4/15/12	3,362	AUD	3,281
Commonwealth of Canada 2.000%, 9/1/12	2,359	CAD	2,274
Commonwealth of New Zealand
Series 1111, 6.000%, 11/15/11	510	NZD	390
Series 413, 6.500%, 4/15/13	677	NZD	544
6.000%, 4/15/15	855	NZD	709
Federative Republic of Brazil
12.500%, 1/5/22	1,125	BRL	703
10.250%, 1/10/28	2,530	BRL	1,413
Kingdom of Norway Series 470, 6.500%, 5/15/13	9,013	NOK	1,657
Kingdom of Sweden Series 1046, 5.500%, 10/8/12	6,550	SEK	996
Republic of Argentina
provincia de Bueno Aires Series GDP, 144A 10.875%, 1/26/21(4)	500		365
provincia de Neuquen 144A 7.875%, 4/26/21(4)	628		597
PIK Interest Capitalization 8.280%, 12/31/33	4,281		2,954
Series GDP 0.000%, 12/15/35(3)	1,740		244
Republic of Colombia
12.000%, 10/22/15	925,000	COP	584
6.125%, 1/18/41	1,000		1,138
Republic of Hungary 6.375%, 3/29/21	140		136
Republic of Indonesia Series FR-23, 11.000%, 12/15/12	6,200,000	IDR	753
Republic of Korea Series 1112, 4.750%, 12/10/11	1,427,500	KRW	1,215
Republic of Lithuania 144A 7.375%, 2/11/20(4)	500		537
Republic of Poland Series 0414, 5.750%, 4/25/14	4,405	PLZ	1,362
Republic of Sri Lanka 144A 6.250%, 7/27/21(4)	200		193
Republic of Turkey
0.000%, 4/25/12	880	TRY	453
6.750%, 5/30/40	500		524

TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $26,346)			26,607

MORTGAGE-BACKED SECURITIES—11.9%

Agency—0.6%
FNMA 4.500%, 5/1/41	1,421		1,509

Non-Agency—11.3%
American Tower Trust 07-1A, C 144A 5.615%, 4/15/37(4)	750		796
Americold LLC Trust 10-ARTA, B 144A 6.031%, 1/14/29(4)	900		971
Banc of America Commercial Mortgage, Inc. 07-1, AMFX 5.482%, 1/15/49(3)	1,000		875
Bear Stearns Commercial Mortgage Securities, Inc.
06-T22, AM 5.705%, 4/12/38(3)	900		880
06-PW12, AM 5.759%, 9/11/38(3)	650		625
06-PW14, A4 5.201%, 12/11/38	350		379
05-PW10, A4 5.405%, 12/11/40(3)	225		243
05-PW10, AM 5.449%, 12/11/40(3)	725		692
07-T28, A4 5.742%, 9/11/42(3)	800		888
07-PW18, A4 5.700%, 6/11/50	750		808
07-PW18, AM 6.084%, 6/11/50(3)	725		630
Citigroup/Deutsche Bank Commercial Mortgage Trust
05-CD1, AM 5.226%, 7/15/44(3)	610		627
07-CD4, A4 5.322%, 12/11/49	475		490
Credit Suisse First Boston Mortgage Securities Corp. 04-C5, A3 4.499%, 11/15/37	825		825
Credit Suisse Mortgage Capital Certificates 06-C1, A3 5.420%, 2/15/39(3)	456		477
Extended Stay America Trust 10-ESHA, D, 144A 5.498%, 11/5/27(4)	355		334
GE Capital Commercial Mortgage Corp. 03-C1, C 4.975%, 1/10/38(3)	595		598
GMAC Commercial Mortgage Securities, Inc. 04-C2, A3 5.134%, 8/10/38	450		465
Goldman Sachs Mortgage Securities Corp. II 07-GG10, A4 5.790%, 8/10/45(3)	600		624
JPMorgan Chase Commercial Mortgage Securities Corp.
10-CNTR, A2 144A 4.311%, 8/5/32(4)	300		299
06-CB17, AM 5.464%, 12/12/43	600		549
06-LDP7, AM 5.878%, 4/15/45(3)	1,000		962
06-LDP9, A3 5.336%, 5/15/47	850		878
07-LD12, A4 5.882%, 2/15/51(3)	750		797
Lehman Brothers-UBS Commercial Mortgage Trust
07-C2, A3 5.430%, 2/15/40	1,100		1,131
07-C2, H 144A 6.202%, 2/15/40(3)(4)	850		77
05-C3, AM 4.794%, 7/15/40	350		340
07-C6, A4 5.858%, 7/15/40(3)	700		750
07-C7, A3 5.866%, 9/15/45(3)	600		644
Lehman Brothers Commercial Conduit Mortgage Trust 07-C3, A4 6.140%, 7/15/44(3)	500		542
Merrill Lynch Mortgage Trust 06-C1, AM 5.666%, 5/12/39(3)	715		682
Merrill Lynch-Countrywide Commercial Mortgage Trust 06-4, A3 5.172%, 12/12/49(3)	650		694
Morgan Stanley Capital I
05-HQ5, A3 5.007%, 1/14/42	43		44
06-IQ12, A4 5.332%, 12/15/43	1,300		1,404
07-IQ14, A4 5.692%, 4/15/49(3)	820		851
Timberstar Trust 06-1A, C 144A 5.884%, 10/15/36(4)	1,000		1,017
See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR
	VALUE		VALUE
Non-Agency—continued
Wachovia Bank Commercial Mortgage Trust
04-C12, A4 5.316%, 7/15/41(3)	$450		$484
07-C30, A5 5.342%, 12/15/43	410		418
05-C21, D 5.205%, 10/15/44(3)	600		457
06-C29, A4 5.308%, 11/15/48	1,000		1,066
07-C33, A4 5.899%, 2/15/51(3)	550		580
Wells Fargo Mortgage Backed Securities Trust 07-16, 1A7 6.000%, 12/28/37	475		426

			27,319

TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $27,501)			28,828

ASSET-BACKED SECURITIES—2.1%
AmeriCredit Automobile Receivables Trust 11-4, E, 144A 6.530%, 1/8/19(4)	300		299
Bombardier Capital Mortgage Securitization Corp. 99-A, A3 5.980%, 1/15/18(3)	642		626
Conseco Finance Securitizations Corp. 01-3, A4 6.910%, 5/1/33(3)	588		626
Conseco Financial Corp. 01-3, A4 7.600%, 4/15/26(3)	700		671
Countrywide Asset-Backed Certificates 04-13, AF4 4.583%, 1/25/33 (3)	555		541
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(3)	512		475
Harley-Davidson Motorcycle Trust 07-2, C 5.410%, 8/15/15	565		573
IndyMac Manufactured Housing Contract 98-1, A3 6.370%, 9/25/28	447		453
Popular ABS Mortgage Pass-Through Trust 05-5, AF3 5.086%, 11/25/35(3)	338		327
Trip Rail Master Funding LLC 11-1A, A1A, 144A 4.370%, 7/15/41(4)	422		424

TOTAL ASSET-BACKED SECURITIES (Identified Cost $4,873)			5,015

CORPORATE BONDS AND NOTES—52.5%

Consumer Discretionary—8.0%
American Axle & Manufacturing Holdings, Inc. 144A 9.250%, 1/15/17(4)	315		329
Arcos Dorados B.V. 144A 7.500%, 10/1/19 (4)	175		183
Boyd Gaming Corp. 144A 9.125%, 12/1/18(4)	215		178
Caesar’s Entertainment Operating Co., Inc.
11.250%, 6/1/17	425		431
12.750%, 4/15/18	90		61
Cengage Learning Acquisitions, Inc. 144A 10.500%, 1/15/15(4)	400		258
Cequel Communications Holdings I LLC/Cequel Capital Corp. 144A 8.625%, 11/15/17(4)	170		169
Chrysler Group LLC/Chrysler Group Co-Issuer, Inc. 144A 8.000%, 6/15/19(4)	500		392
CityCenter Holdings LLC/ CityCenter Finance Corp. 144A 7.625%, 1/15/16(4)	189		179
Clear Channel Communications, Inc. 9.000%, 3/1/21	500		374
Dana Holding Corp. 6.500%, 2/15/19	426		407
Delphi Corp. 144A 5.875%, 5/15/19(4)	125		117
DigitalGlobe, Inc. 10.500%, 5/1/14	65		72
DISH DBS Corp. 7.125%, 2/1/16	600		610
Gap, Inc. (The) 5.950%, 4/12/21	300		282
Gateway Casinos & Entertainment Ltd. 144A 8.875%, 11/15/17(4)	200	CAD	193
HOA Restaurant Group LLC/ HOA Finance Corp. 144A 11.250%, 4/1/17(4)	250		231
Hyatt Hotels Corp.
144A 5.750%, 8/15/15(4)	100		107
5.375%, 8/15/21	500		514
International Game Technology 7.500%, 6/15/19	580		693
inVentiv Health, Inc. 144A 10.000%, 8/15/18(4)	400		354
Isle of Capri Casinos, Inc. 7.000%, 3/1/14	400		365
Landry’s Holdings, Inc. 144A 11.500%, 6/1/14(4)	275		256
Landry’s Restaurants, Inc. 11.625%, 12/1/15	245		247
Marina District Finance Co., Inc. 9.500%, 10/15/15	325		295
Mediacom LLC/Mediacom Capital Corp. 9.125%, 8/15/19	750		750
MGM Resorts International, Inc.
7.625%, 1/15/17	400		345
11.125%, 11/15/17	225		248
Mobile Mini, Inc. 6.875%, 5/1/15	350		345
NCLCorp., Ltd. 11.750%, 11/15/16	500		565
Needle Merger Sub Corp. 144A 8.125%, 3/15/19(4)	500		437
Ono Finance II plc 144A 10.875%, 7/15/19(4)	150		106
Penn National Gaming, Inc. 8.750%, 8/15/19	700		749
Pittsburgh Glass Works LLC 144A 8.500%, 4/15/16(4)	650		601
Polymer Group, Inc. 144A 7.750%, 2/1/19(4)	92		92
Production Resource Group, Inc. 144A 8.875%, 5/1/19(4)	250		227
QVC, Inc. 144A 7.500%, 10/1/19(4)	1,070		1,145
River Rock Entertainment Authority (The) 9.750%, 11/1/11	250		184
Royal Caribbean Cruises Ltd.
6.875%, 12/1/13	1,250		1,266
7.250%, 6/15/16	375		382
Scientific Games International, Inc. 9.250%, 6/15/19	170		172
Seminole Hard Rock Entertainment, Inc./ Seminole Hard Rock International LLC 144A 2.847%, 3/15/14(3)(4)	75		67
Seneca Gaming Corp. 144A 8.250%, 12/1/18(4)	70		68
Starwood Hotels & Resorts Worldwide, Inc. 7.150%, 12/1/19	750		810
Time Warner Cable, Inc. 4.000%, 9/1/21	1,000		979
Toys “R” Us Property Co., LLC 8.500%, 12/1/17	600		588
TRW Automotive, Inc. 144A 8.875%, 12/1/17(4)	140		150
United Rentals North America, Inc. 10.875%, 6/15/16	198		215
Univision Communications, Inc. 144A 7.875%, 11/1/20(4)	125		118
Videotron Ltee
6.375%, 12/15/15	180		182
9.125%, 4/15/18	82		90
Wyndham Worldwide Corp. 7.375%, 3/1/20	590		656
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.875%, 11/1/17	450		474

			19,308

Consumer Staples—1.0%
American Achievement Corp. 144A 10.875%, 4/15/16(4)	365		279
Bumble Bee Acquisition Corp. 144A 9.000%, 12/15/17(4)	75		71
See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR
	VALUE	VALUE
Consumer Staples—continued
Bunge Ltd. Finance Corp. 8.500%, 6/15/19	$250	$312
Cencosud SA 144A 5.500%, 1/20/21(4)	400	403
Constellation Brands, Inc. 8.375%, 12/15/14	165	182
Diversey, Inc. 8.250%, 11/15/19	50	60
Michael Foods, Inc. 9.750%, 7/15/18	275	285
Pilgrim’s Pride Corp. 144A 7.875%, 12/15/18(4)	500	384
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC/ Reynolds Group Issuer 144A 9.000%, 4/15/19(4)	115	98
Rite Aid Corp. 8.000%, 8/15/20	120	126
Yankee Candle Co., Inc. Series B, 8.500%, 2/15/15	250	241

		2,441

Energy—8.0%
Afren plc 144A 11.500%, 2/1/16(4)	475	451
Antero Resources Finance Corp. 9.375%, 12/1/17	250	261
Bill Barrett Corp. 7.625%, 10/1/19	650	640
Breitburn Energy Partners LP/ Breitburn Finance Corp. 8.625%, 10/15/20	240	236
Calumet Specialty Products Partners LP/Calumet Finance Corp. 144A 9.375%, 5/1/19(4)	213	199
Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	436	429
Coffeyville Resources Inc. LLC/Coffeyville Finance, Inc., 144A 10.875%, 4/1/17(4)	675	756
Energy Partners Ltd. 8.250%, 2/15/18	500	460
Energy Transfer Equity LP 7.500%, 10/15/20	75	77
Energy XXI Gulf Coast, Inc. 9.250%, 12/15/17	500	490
Expro Finance Luxembourg SCA 144A 8.500%, 12/15/16(4)	750	656
Frontier Oil Corp. 6.875%, 11/15/18	210	213
Gazprom International SA 144A 7.201%, 2/1/20(4)	454	477
Gazprom OAO (Gaz Capital SA)
144A 6.212%, 11/22/16(4)	935	942
144A 8.146%, 4/11/18(4)	100	110
144A 6.510%, 3/7/22(4)	315	309
Helix Energy Solutions Group, Inc. 144A 9.500%, 1/15/16(4)	200	204
Hercules Offshore, Inc. 144A 10.500%, 10/15/17(4)	640	608
Hilcorp Energy I LP/Hilcorp Finance Co. 144A 7.750%, 11/1/15(4)	600	608
HollyFrontier Corp. 9.875%, 6/15/17	88	95
Linn Energy LLC/Linn Energy Finance Corp. 144A 6.500%, 5/15/19(4)	512	474
Lukoil International Finance BV
144A 7.250%, 11/5/19(4)	525	530
144A 6.125%, 11/9/20(4)(10)	500	465
MIE Holdings Corp. 144A 9.750%, 5/12/16(4)	550	429
OPTI Canada, Inc. 7.875%, 12/15/14(11)	600	381
Petrohawk Energy Corp. 10.500%, 8/1/14	475	536
Petroleos de Venezuela SA 5.250%, 4/12/17	1,450	830
Petroleos Mexicanos
6.000%, 3/5/20	270	295
144A 5.500%, 1/21/21(4)	550	578
Petroplus Finance Ltd. 144A 6.750%, 5/1/14(4)	535	468
Petropower I Funding Trust 144A 7.360%, 2/15/14(4)	300	301
Pioneer Drilling Co. 9.875%, 3/15/18	110	116
Pride International, Inc. 8.500%, 6/15/19	330	414
QEP Resources, Inc. 6.875%, 3/1/21	480	504
SEACOR Holdings, Inc. 7.375%, 10/1/19	600	649
SESI LLC 144A 6.375%, 5/1/19(4)	650	631
Swift Energy Co. 8.875%, 1/15/20	500	528
Tesoro Corp. 6.500%, 6/1/17	680	680
TNK-BP Finance SA
144A 7.500%, 3/13/13(4)	325	336
144A 7.250%, 2/2/20(4)	100	100
Venoco, Inc.
11.500%, 10/1/17	600	615
8.875%, 2/15/19	225	195
Weatherford International Ltd. 9.625%, 3/1/19	318	411
Western Refining, Inc. 144A 11.250%, 6/15/17(4)	600	651

		19,338

Financials—18.5%
ABH Financial Ltd. (Alfa Markets Ltd.) 144A 8.200%, 6/25/12(4)	150	152
ADCB Finance Cayman Ltd. 144A 4.750%, 10/8/14(4)	560	587
Agile Property Holdings Ltd. 144A 10.000%, 11/14/16(4)	240	190
Alfa Invest Ltd. 144A 9.250%, 6/24/13(4)	350	357
Allstate Corp. 6.125%, 5/15/37(3)	680	611
Alta Mesa Holdings/Alta Mesa Finance Services Corp. 9.625%, 10/15/18	775	709
American General (Springleaf) Finance Corp. 5.400%, 12/1/15	750	551
American International Group, Inc. 8.175%, 5/15/58(3)	650	574
AmSouth Bank N.A. 4.850%, 4/1/13	825	798
Associated Banc Corp. 5.125%, 3/28/16	355	370
Banco Bilbao Vizcaya Argentaria Bancomer SA 144A 6.500%, 3/10/21(4)	425	392
Banco Bradesco SA 144A 5.900%, 1/16/21(4)	750	731
Banco de Credito del Peru 144A 4.750%, 3/16/16(4)	600	579
Banco do Brasil SA 144A 5.375%, 1/15/21(4)	600	579
Banco Santander SA Unipersonal 144A 3.781%, 10/7/15(4)	800	713
Banco Votorantim SA 144A 7.375%, 1/21/20(4)	550	564
Bank of America Corp. 5.420%, 3/15/17	700	609
Capital Trust XI 6.625%, 5/23/36(7)	525	400
Barclays Bank plc
144A 6.050%, 12/4/17(4)	435	400
144A 5.926%(3)(4)(6)(7)	600	444
Blackstone Holdings Finance Co., LLC 144A 6.625%, 8/15/19(4)	385	417
Brandywine Operating Partnership LP 7.500%, 5/15/15	500	542
Capital One Capital IV 8.875%, 5/15/40(7)	1,000	1,017
Chubb Corp. 6.375%, 3/29/67(3)	680	659
Citigroup, Inc.
4.875%, 5/7/15	845	845
5.500%, 2/15/17	255	254
City National Corp. 5.250%, 9/15/20	475	470
Discover Bank
8.700%, 11/18/19	250	286
7.000%, 4/15/20	700	743
DuPont Fabros Technology LP 8.500%, 12/15/17	700	728
Equity One, Inc. 6.250%, 12/15/14	375	397
Fidelity National Financial Sevices, Inc. 6.600%, 5/15/17	750	791
Fifth Third Capital Trust IV 6.500%, 4/15/37(3)	800	760
First Niagara Financial Group, Inc. 6.750%, 3/19/20	500	563
See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR
	VALUE		VALUE
Financials—continued
First Tennessee Bank N.A. 5.050%, 1/15/15	$1,325		$1,366
Ford Motor Credit Co., LLC
8.000%, 6/1/14	400		424
8.700%, 10/1/14	125		135
6.625%, 8/15/17	255		266
8.125%, 1/15/20	650		741
Genworth Financial, Inc.
5.750%, 6/15/14	500		493
6.515%, 5/22/18	700		615
Glen Meadow Pass-Through Trust 144A 6.505%, 2/12/67(3)(4)	970		684
HBOS plc 144A 6.750%, 5/21/18(4)	115		98
HSBC Bank plc 144A 3.100%, 5/24/16(4)	325		323
Huntington Bancshares, Inc. 7.000%, 12/15/20	500		567
ICICI Bank Ltd.
144A 5.750%, 11/16/20(4)	450		424
144A 6.375%, 4/30/22(3)(4)	375		311
ING Bank NV 144A 5.000%, 6/9/21(4)	600		606
International Lease Finance Corp.
6.375%, 3/25/13	625		608
5.650%, 6/1/14	600		559
6.250%, 5/15/19	399		348
Jefferies Group, Inc. 8.500%, 7/15/19	500		557
JPMorgan Chase Capital XXVII Series AA 7.000%, 11/1/39	500		503
JSC Severstal (Steel Capital SA) 144A 6.250%, 7/26/16(4)	445		380
Kazkommerts Bank International BV
RegS 8.500%, 4/16/13(5)	500		485
RegS 8.000%, 11/3/15(5)	250		212
Lincoln National Corp. 6.050%, 4/20/67(3)(7)	300		243
Lloyds Banking Group Capital No. 1 plc 144A 7.875%, 11/1/20(4)	600		435
Lloyds TSB Bank plc 144A 6.500%, 9/14/20(4)	750		638
Macquarie Bank Ltd. 144A 6.625%, 4/7/21(4)	150		141
Macquarie Group Ltd. 144A 7.625%, 8/13/19(4)	500		528
Morgan Stanley 144A 10.090%, 5/3/17(4)	1,000	BRL	495
National Retail Properties, Inc. 5.500%, 7/15/21	600		611
ORIX Corp. 5.000%, 1/12/16	343		355
Pinnacle Foods Finance LLC/ Pinnacle Foods Finance Corp. 9.250%, 4/1/15	175		175
ProLogis LP 7.625%, 8/15/14	500		545
Prudential Financial, Inc. 8.875%, 6/15/38(3)(7)	450		485
Realogy Corp. 144A 7.875%, 2/15/19(4)	500		380
Regions Financial Corp.
7.750%, 11/10/14	200		199
5.750%, 6/15/15	210		202
Resona Bank Ltd. 144A 5.850%(3)(4)(6)(7)	750		739
Royal Bank of Scotland Group plc (The)
6.400%, 10/21/19	370		354
7.648%(3)(6)(7)	550		360
Royal Bank of Scotland plc (The)
4.875%, 3/16/15	285		279
3.950%, 9/21/15	205		193
5.625%, 8/24/20	750		725
Russian Agricultural Bank OJSC (RSHB Capital SA)
144A 9.000%, 6/11/14(4)	100		107
144A 6.299%, 5/15/17(4)	380		374
SLM Corp.
6.250%, 1/25/16	500		491
8.450%, 6/15/18	1,050		1,093
Societe Generale 144A 5.922%(3)(4)(6)(8)	650		381
Sovereign Bank 8.750%, 5/30/18	400		466
SunTrust Bank 5.400%, 4/1/20	250		263
SunTust Capital Vlll 6.100%, 12/15/36(3)	750		742
Vanguard Health Holding Co. II, LLC/Vanguard Holding Co. II, Inc. 7.750%, 2/1/19	466		418
Vnesheconombank Via VEB Finance Ltd. 144A 6.800%, 11/22/25(4)	500		471
Webster Financial Corp. 5.125%, 4/15/14	205		202
Willis North America, Inc. 7.000%, 9/29/19	500		579
XL Group Ltd. 5.750%, 10/1/21	500		499
Yankee Candle Co. Holdings LLC/Yankee Finance, Inc. PIK Interest Capitalization 10.250%, 2/15/16	440		376
Zions Bancorp
5.650%, 5/15/14	225		229
7.750%, 9/23/14	225		237

			44,497

Health Care—0.9%
Healthsouth Corp. 7.250%, 10/1/18	410		392
Mylan, Inc. 144A 7.625%, 7/15/17(4)	113		118
Omnicare, Inc. 7.750%, 6/1/20	240		246
Patheon, Inc. 144A 8.625%, 4/15/17(4)	110		94
Rotech Healthcare, Inc.
10.750%, 10/15/15	75		76
10.500%, 3/15/18	550		447
Select Medical Corp. 7.625%, 2/1/15	225		196
Symbion, Inc. 144A 8.000%, 6/15/16(4)	589		533
U.S. Oncology, Inc. 0.000%, 2/16/49(9)	300		0
Universal Health Services, Inc. 7.000%, 10/1/18	140		137

			2,239

Industrials—5.2%
ADS Tactical, Inc. 144A 11.000%, 4/1/18(4)	600		591
America West Airlines 00-1G 8.057%, 7/2/20	485		485
AWAS Aviation Capital Ltd. 144A 7.000%, 10/15/16(4)	410		404
CHC Helicopter SA 144A 9.250%, 10/15/20(4)	325		278
Continental Airlines, Inc. Pass-Through Trust
98-1A, 6.648%, 9/15/17	327		327
97-4A, 6.900%, 1/2/18	503		513
01-1A1, 6.703%, 6/15/21	241		247
Delta Air Lines, Inc. Pass-Through Trust 02-1, G-1 6.718%, 1/2/23	980		968
Deluxe Corp. 144A 7.000%, 3/15/19(4)	510		495
Dematic SA 144A 8.750%, 5/1/16(4)	525		491
General Cable Corp. 7.125%, 4/1/17	500		502
Iron Mountain, Inc. 7.750%, 10/1/19	650		648
Kratos Defense & Security Solutions, Inc. 10.000%, 6/1/17	625		625
Liberty Tire Recycling 144A 11.000%, 10/1/16(4)	170		173
Marquette Transportation Co./ Marquette Transportation Finance Corp. 10.875%, 1/15/17	125		121
McJunkin Red Man Corp. 9.500%, 12/15/16	360		331
Moog, Inc. 7.250%, 6/15/18	100		103
Oshkosh Corp. 8.250%, 3/1/17	600		585
Owens Corning, Inc. 6.500%, 12/1/16	595		642
Steelcase, Inc. 6.375%, 2/15/21	675		724
Teekay Corp. 8.500%, 1/15/20	300		289
Thermadyne Holdings Corp. 9.000%, 12/15/17	500		493
U.S. Airways Pass-Through Trust
99-1A 8.360%, 1/20/19	312		312
01-1G 7.076%, 3/20/21	536		504
11-1 A 7.125%, 10/22/23	600		570
UAL Pass-Through Trust 09-2A 9.750%, 1/15/17	356		390
See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR
	VALUE	VALUE
Industrials—continued
Voto-Votorantim Ltd. 144A 6.750%, 4/5/21(4)	$750	$746

		12,557

Information Technology—2.6%
Audatex North America, Inc. 144A 6.750%, 6/15/18(4)	325	324
Broadridge Financial Solutions, Inc. 6.125%, 6/1/17	525	590
CDW LLC/CDW Finance Corp. 144A Escrow 8.500%, 4/1/19(4)	575	509
CommScope, Inc. 144A 8.250%, 1/15/19(4)	520	510
Crown Castle Holdings GS V LLC/Crown Castle GS III Corp. 144A 7.750%, 5/1/17(4)	400	426
eAccess Ltd. 144A 8.250%, 4/1/18(4)	400	368
EarthLink, Inc. 144A 8.875%, 5/15/19(4)	225	199
Equinix, Inc. 7.000%, 7/15/21	240	239
Freescale Semiconductor, Inc. 10.125%, 12/15/16	350	358
iGate Corp. 144A 9.000%, 5/1/16(4)	600	561
Jabil Circuit, Inc. 8.250%, 3/15/18	600	682
Seagate HDD Cayman 144A 7.750%, 12/15/18(4)	600	591
Sorenson Communications, Inc. 144A 10.500%, 2/1/15(4)	500	292
Spansion LLC 144A 7.875%, 11/15/17(4)	350	345
SunGard Data Systems, Inc. 7.375%, 11/15/18	150	140

		6,134

Materials—4.5%
AbitibiBowater, Inc. 144A 10.250%, 10/15/18(4)	434	456
APERAM 144A 7.375%, 4/1/16(4)	250	221
Berry Plastics Corp. 9.500%, 5/15/18	435	372
Braskem Finance Ltd. 144A 5.750%, 4/15/21(4)	500	456
Building Materials Corp. of America 144A 6.750%, 5/1/21(4)	46	44
Carpenter Technology Corp. 5.200%, 7/15/21	600	611
Catalyst Paper Corp. 7.375%, 3/1/14	645	152
Celanese US Holdings LLC 6.625%, 10/15/18	45	47
Cemex Finance LLC 144A 9.500%, 12/14/16(4)	245	180
Commercial Metals Co. 7.350%, 8/15/18	730	743
Edgen Murray Corp. 12.250%, 1/15/15	650	586
Fosun International Ltd. 144A 7.500%, 5/12/16(4)	530	421
Georgia-Pacific LLC 144A 7.125%, 1/15/17(4)	475	499
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(4)	250	256
Graham Packaging Co., LP/GPC Capital Corp I 8.250%, 10/1/18	140	141
Huntsman International LLC 8.625%, 3/15/21	125	120
Ineos Group Holdings plc 144A 8.500%, 2/15/16(4)	1,550	1,155
JMC Steel Group, Inc. 144A 8.250%, 3/15/18(4)	195	184
Lyondell Chemical Co. 11.000%, 5/1/18	250	271
Nortek, Inc. 144A 8.500%, 4/15/21(4)	500	405
Nova Chemicals Corp. 3.542%, 11/15/13(3)	1,000	970
Owens-Brockway Glass Container, Inc. 7.375%, 5/15/16	475	496
Plastipak Holdings, Inc. 144A 8.500%, 12/15/15(4)	500	498
Sealed Air Corp. 144A 8.375%, 9/15/21(4)	270	273
Severstal OAO Via Steel Capital SA 144A 6.700%, 10/25/17(4)(10)	125	107
Steel Dynamics, Inc. 7.375%, 11/1/12	225	231
USG Corp. 144A 9.750%, 8/1/14(4)	100	96
Vedanta Resources plc 144A 9.500%, 7/18/18(4)	375	330
Verso Paper Holdings LLC/ Verso Paper, Inc. Series B, 11.375%, 8/1/16	750	547

		10,868

Telecommunication Services—2.8%
Axtel SAB de C.V. 144A 9.000%, 9/22/19(4)	200	170
Cincinnati Bell, Inc. 8.250%, 10/15/17	180	176
Clearwire Communications LLC/Clearwire Finance, Inc.
144A 12.000%, 12/1/15(4)	100	85
144A 12.000%, 12/1/15(4)	100	85
Cricket Communications, Inc. 144A 7.750%, 10/15/20(4)	262	227
Crown Castle Towers LLC 144A 4.883%, 8/15/20(4)	500	521
France Telecom S.A. 4.125%, 9/14/21	800	796
Frontier Communications Corp.
7.875%, 4/15/15	325	327
8.125%, 10/1/18	275	271
ITC DeltaCom, Inc. 10.500%, 4/1/16	400	410
Nextel Communications, Inc.
Series E 6.875%, 10/31/13	175	171
Series D 7.375%, 8/1/15	650	619
OJSC Vimpel Communications (VIP Finance Ireland Ltd.) 144A 6.493%, 2/2/16(4)	200	185
Qwest Corp.
8.375%, 5/1/16	200	219
6.500%, 6/1/17	215	222
Telemar Norte Leste SA 144A 5.500%, 10/23/20(4)	305	290
Virgin Media Finance plc Series 1, 9.500%, 8/15/16	410	445
West Corp.
8.625%, 10/1/18	150	147
7.875%, 1/15/19	480	454
Wind Acquisition Finance S.A. 144A 11.750%, 7/15/17(4)	350	299
Windstream Corp.
7.000%, 3/15/19	250	241
7.750%, 10/15/20	450	441

		6,801

Utilities—1.0%
AmeriGas Partners LP/ AmeriGas Finance Corp. 6.250%, 8/20/19	535	515
Calpine Corp. 144A 7.875%, 1/15/23(4)	250	243
Centrais Eletricas Brasileiras SA 144A 6.875%, 7/30/19(4)	100	112
Israel Electric Corp., Ltd. 144A 7.250%, 1/15/19(4)	200	213
Mega Advance Investments Ltd. 144A 5.000%, 5/12/21(4)	500	479
Midwest Generation LLC Series B 8.560%, 1/2/16	82	81
NRG Energy, Inc.
144A 7.625%, 1/15/18(4)	105	98
144A 7.625%, 5/15/19(4)	500	457
Suburban Propane Partners LP/Suburban Energy Finance Corp. 7.375%, 3/15/20	180	181
Texas Competitive Electric Holdings Co. LLC Series A 10.250%, 11/1/15	200	76

		2,455

TOTAL CORPORATE BONDS AND NOTES (Identified Cost $129,921)		126,638

CONVERTIBLE BONDS—0.2%
Transocean, Inc. Series C, 1.500%, 12/15/37	500	487

TOTAL CONVERTIBLE BONDS (Identified Cost $472)		487

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR
	VALUE	VALUE
LOAN AGREEMENTS(3)—15.9%

Consumer Discretionary—4.9%
Advantage Sales & Marketing, Inc. 9.250%, 6/18/18	$385	$372
Affinity Gaming LLC (Herbest Gaming LLC) 10.000%, 12/31/15	249	251
AMF Bowling Worldwide, Inc. Tranche B, 2.739%, 6/7/13	465	378
Autoparts Holdings, Inc. (Fram Group Holdings, Inc.) 10.500%, 1/29/18	500	493
Bourland & Leverich Supply Co. LLC 11.000%, 8/19/15	352	348
Brickman Group Holdings, Inc. Tranche B, 7.250%, 10/14/16	527	521
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.)
Tranche B-2, 3.244%, 1/28/15	346	290
Tranche B-4, 9.500%, 10/31/16	211	206
Caesars Linq LLC/Caesars Octavius LLC Tranche B, 9.250%, 4/25/17	300	286
Cengage Learning Acquisitions, Inc. 2.490%, 7/3/14	780	613
Chrysler Group LLC/Chrysler Group Co-Issuer, Inc. Tranche B, 6.000%, 5/24/17	249	218
CityCenter Holdings LLC 7.500%, 1/21/15	63	62
Clear Channel Communications, Inc. Tranche B, 3.889%, 1/29/16	241	169
Cumulus Media Holdings, Inc. 7.500%, 9/16/19	500	474
Filimyard Holdings LLC (Miramax) 7.750%, 6/22/16	155	155
Focus Brands, Inc. 5.583%, 11/5/16	114	112
Gateway Casinos & Entertainment Ltd. Tranche B, 6.000%, 5/12/16	495	446
Getty Images, Inc. 5.250%, 11/7/16	324	322
Guitar Center, Inc. — Extended Term Loan 5.620%, 4/9/17	250	221
HHI Holdings LLC 7.000%, 3/21/17	249	238
Hubbard Radio LLC 8.750%, 4/29/18	200	196
Intelsat Jackson Holding SA (Intelsat Jackson Holding Ltd.) 3.246%, 2/1/14	575	538
Kalispel Tribal Economic Authority 7.500%, 2/25/17	495	465
Landry’s Restaurants, Inc. 6.625%, 12/1/14	173	169
Las Vegas Sands LLC Tranche B, 2.740%, 11/23/16	295	276
Tranche DD-I, 2.740%, 11/23/16	60	56
Michaels Stores, Inc. Tranche B-2, 4.813%, 7/31/16	509	488
Nielsen Finance LLC Tranche B, 3.976%, 5/1/16	203	197
Ozburn-Hessey Holding Co., LLC 7.625%, 4/8/16	394	351
Radio One, Inc. 7.500%, 3/31/16	224	216
Revel AC, Inc. Tranche B, 9.000%, 2/17/17	258	215
Sinclair Television Group, Inc. Tranche B 4.000%, 10/28/16	135	133
Sports Authority, Inc. (The) Tranche B, 7.500%, 11/16/17	323	305
SRAM LLC 8.500%, 12/7/18	229	227
Stackpole Powertrain International ULC 7.500%, 7/8/17	500	479
Transtar Industries, Inc. Tranche 2, 10.250%, 12/21/17	275	268
Visant Corp. (Jostens) Tranche B, 5.250%, 12/22/16	744	683
Vision Solutions, Inc. 6.000%, 7/23/16	453	435

		11,872

Consumer Staples—0.5%
Del Monte Foods Co. 4.500%, 3/8/18	114	106
Revlon Consumer Products Corp. Tranche B, 4.750%, 11/19/17	443	430
Spectrum Brands Holdings, Inc. 5.417%, 6/17/16	542	537
U.S. Foodservice, Inc. 5.750%, 5/11/17	249	233

		1,306

Energy—0.1%
Hercules Offshore LLC 7.500%, 7/11/13	281	270

Financials—0.7%
Asurion LLC (Asurion Corp.) 9.000%, 5/24/19	400	383
iStar Financial, Inc. Tranche A-2 7.000%, 6/30/14	465	440
Ocwen Financial Corp. 7.000%, 9/1/16	244	237
Springleaf Financial Funding Co. (American General Finance Corp.) 5.500%, 5/10/17	420	366
Walter Investments, Inc. 7.750%, 6/30/16	333	325

		1,751

Health Care—1.8%
Alkermes, Inc. 6.750%, 9/16/17	500	490
Ardent Health Services LLC 6.500%, 9/15/15	493	480
Aveta, Inc.
Tranche NAMM 8.500%, 4/14/15	228	223
Tranche MMM 8.500%, 4/14/15	228	223
Axcan Intermediate Holdings, Inc. 5.500%, 2/10/17	412	367
InVentiv Health, Inc. (Ventive Health, Inc.) 6.500%, 8/4/16	296	283
Medical Card Systems, Inc. 12.000%, 9/17/15	356	347
National Specialty Hospitals, Inc.
Tranche DD 0.750%, 2/3/17	74	72
8.250%, 2/3/17	424	409
Res-Care, Inc. Tranche B, 7.250%, 12/22/16	496	481
Sheridan Healthcare, Inc. Tranche B, 4.119%, 6/15/14	99	94
Smile Brands, Inc. Tranche B, 7.250%, 12/21/17	372	360
Surgery Center Holdings, Inc. 6.500%, 2/4/17	402	380

		4,209

Industrials—2.0%
Alliance Laundry Holdings LLC 6.250%, 9/30/16	579	574
API Technologies Corp. 7.750%, 6/1/16	499	474
Brock Holdings Ill, Inc. 10.000%, 3/16/18	285	261
CHG Healthcare Services, Inc. 5.500%, 10/7/16	445	436
Goodman Global, Inc. 9.000%, 10/30/17	200	202
Harland Clarke Holdings Corp. (Clarke American Corp.) Tranche B, 2.761%, 6/30/14	976	823
Hawker Beechcraft Acquisition Co., LLC Letter of Credit, 0.000%, 3/26/14	34	23
2.369%, 3/26/14	542	376
Holdings Gaming Borrower LP Tranche B-1, 12.000%, 6/30/15	159	164
Husky Injection Molding System 7.750%, 6/30/18	599	584
Intelligrated, Inc. 7.500%, 2/17/17	481	470
Protection One, Inc. 6.000%, 6/4/16	201	198
Vertrue LLC 5.370%, 8/16/14	169	100
Zuffa LLC 0.000%, 6/19/15	208	204

		4,889

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR
	VALUE	VALUE
Information Technology—3.3%
Applied Systems, Inc. 9.250%, 6/8/17	$333	$324
Avaya, Inc.
Tranche B-1 3.064%, 10/24/14	244	220
Tranche B-3 4.814%, 10/26/17	489	417
AVG Technologies N.V. 7.500%, 3/15/16	425	406
DynCorp International LLC 6.500%, 7/7/16	353	347
Fibertech Networks LLC (Firefox Merger Sub LLC) 6.750%, 11/30/16	165	162
First Data Corp.
Tranche B-1, 2.985%, 9/24/14	352	306
Tranche B-3, 2.985%, 9/24/14	562	489
Freescale Semiconductor, Inc. 4.472%, 12/1/16	389	358
ILC Industries LLC (Data Device Corp.) 7.250%, 12/23/16	341	328
Infor Enterprise Solutions Holdings, Inc. (Magellan Holdings, Inc.)
2.492%, 3/2/14	301	236
Tranche DD, 6.489%, 3/2/14	174	137
Instant Web, Inc. 3.614%, 8/7/14	404	368
Tranche DD 3.614%, 8/7/14	42	38
Ipreo Holdings LLC 8.000%, 8/5/17	500	472
Lawson Software, Inc. (SoftBrands, Inc.) 6.750%, 7/5/17	400	380
Novell, Inc. (Attachmate Corp.) 6.500%, 4/27/17	550	532
Smart Modular Technologies (Global), Inc. 8.250%, 8/27/17	250	227
SonicWALL, Inc. 8.250%, 1/23/16	307	306
Sorenson Communications, Inc. Tranche C 6.000%, 8/16/13	226	209
Spansion LLC 4.750%, 2/9/15	299	292
Springboard Finance LLC 7.000%, 2/23/15	195	195
SRA International, Inc. 6.500%, 7/20/18	600	556
Transaction Network Services, Inc. 6.000%, 11/18/15	210	211
Wall Street Systems, Inc. 9.000%, 7/5/18	335	324

		7,840

Materials—1.1%
Anchor Glass Container Corp. 10.000%, 9/2/16	760	756
CPG International, Inc. Tranche B, 6.000%, 2/18/17	264	252
General Chemical Corp. Tranche B, 5.000%, 10/6/15	327	315
Hoffmaster Group, Inc. 7.000%, 6/2/16	434	424
New Sunward Holding BV Tranche B, 4.847%, 2/14/14	257	214
NewPage Corp. 0.000%, 3/7/13	350	349
Norit Holding B.V. 7.500%, 7/8/17	340	335

		2,645

Telecommunication Services—1.4%
Level 3 Communications, Inc.
Tranche A, 2.494%, 3/13/14	420	393
Tranche B 11.500%, 3/13/14	130	136
Presidio, Inc. 7.250%, 3/31/17	238	233
Securus Technologies Holdings, Inc. (Securus Technologies, Inc.) 5.250%, 5/31/17	439	428
Sidera Networks, Inc. (RCN Corp.) 5.500%, 8/26/16	533	516
U.S. TelePacific Corp. 5.750%, 2/23/17	917	879
Univision Communications, Inc. 4.489%, 3/31/17	948	800

		3,385

Utilities—0.1%
Texas Competitive Electric Holdings Co., LLC Tranche 2014, 3.749%, 10/10/14	377	268

TOTAL LOAN AGREEMENTS (Identified Cost $39,972)		38,435

	SHARES
PREFERRED STOCK—1.7%
Financials—1.5%
Ally Financial, Inc. Series A, 8.50%	20,000	349
Ally Financial, Inc. Series G, 144A 7.00%(4)	321	215
Banco Bilbao Vizcaya Argentaria S.A. International Preferred S.A. Unipersonal 5.92%(3)	675	458
Banco do Brasil S.A. 144A 8.50%(3)(4)	600	668
Bank of America Corp. Series K, 8.00%(3)	375	319
Citigroup Capital XIII 7.875%,(3)	10,650	281
FNMA Series S, 8.250%(3)	38,000	72
JPMorgan Chase & Co. 7.90%(3)	247	255
PNC Financial Services Group, Inc. Series K, 8.25%(3)	350	353
UOB Cayman Ltd. 144A 5.80%(3)(4)	500	492

		3,462

Industrials—0.2%
Seaspan Corp. Series C, 9.50%(3)	20,000	534

TOTAL PREFERRED STOCK (Identified Cost $4,622)		3,996

COMMON STOCKS—0.0%

Consumer Discretionary—0.0%
Mark IV Industries(2)	117	5
TOTAL COMMON STOCKS (Identified Cost $1)		5

TOTAL LONG-TERM INVESTMENTS—97.2% (Identified Cost $238,331)		234,524

SHORT-TERM INVESTMENTS—0.9%

Money Market Mutual Funds—0.9%
BlackRock Liquidity Funds TempFund Portfolio — Institutional Shares (seven-day effective yield 0.090%)	2,187,166	2,187

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $2,187)		2,187

TOTAL INVESTMENTS—98.1% (Identified Cost $240,518)		236,711	(1)
Other assets and liabilities, net—1.9%		4,512

NET ASSETS—100.0%		$241,223

Abbreviations:
ADS	American Depositary Share
FNMA	Federal National Mortgage Association (“Fannie Mae”)
PIK	Payment-in-Kind Security

Country Weightings (Unaudited)†

United States (includes short-term investments)	73%
United Kingdom	3
Argentina	2
Brazil	2
Canada	2
Russia	2
Venezuela	2
Other	14

Total	100%

†	% of total investments as of September 30, 2011
Security abbreviation definitions are located under the Key Investment Terms starting on page 4.
See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)
Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2011, see Note 11, Federal Income Tax Information in the Notes to Financial Statements.

(2)	Non-income producing.

(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2011.

(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, these securities amounted to a value of $55,472 or 23.0% of net assets.

(5)	Regulation S Security. Security is offered and sold outside of the United States.

(6)	No contractual maturity date.

(7)	Interest payments may be deferred.

(8)	Issuer may elect not to pay interest causing the payment to be forfeited and no longer due. The issuer has not invoked this election since the fund purchased this security.

(9)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.

(10)	This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.

(11)	Security in default.

Foreign Currencies:

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

COP	Colombian Peso

IDR	Indonesian Rupiah

KRW	South Korean Won

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLZ	Polish Zloty

SEK	Swedish Krona

TRY	Turkish Lira
The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements).

			Level 2	Level 3
	Total Value	Level 1	Significant	Significant
	at	Quoted	Observable	Unobservable
	September 30, 2011	Prices	Inputs	Inputs
Investments in Securities:
Debt Securities:
Asset-Backed Securities	$5,015	$—	$5,015	$—
Convertible Bonds	487	—	487	—
Corporate Bonds and Notes	126,638	—	126,638	0
Foreign Government Securities	26,607	—	26,607	—
Loan Agreements	38,435	—	38,435	—
Mortgage-Backed Securities	28,828	—	28,828	—
Municipal Bonds	1,825	—	1,825	—
U.S. Government Securities	2,688	—	2,688	—
Equity Securities:
Common Stocks	5	—	—	5
Preferred Stock	3,996	—	3,996	—
Short-Term Investments	2,187	2,187	—	—

Total Investments	$236,711	$2,187	$234,519	$5

There were no significant transfers between Level 1 and Level 2 during the period.
The following is a reconciliation of assets of the Fund, for Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Loan	Common
	Total	Agreements	Stocks
Balance as of September 30, 2010:	$294	$290	$4
Accrued discounts (premiums)(a)	3	3	—
Realized gain (loss)(b)	15	15	—
Change in unrealized appreciation (depreciation)(b)	8	7	1
Net purchases (sales)(c)	(315)	(315)	—
Transfers in and/or out of level 3(d)	—	—	—

Balance as of September 30, 2011:	$5	$—	$5

(a)	Disclosed in the Statement of Operations under interest income.

(b)	Disclosed in the Statement of Operations under Net realized and unrealized gain (loss) on investments.

(c)	Includes paydowns, if any.

(d)	“Transfers in and/or out” represent the ending value as of September 30, 2011, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
See Notes to Financial Statements

VIRTUS SENIOR FLOATING RATE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR
	VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—0.5%
Bolivarian Republic of Venezuela RegS 5.750%, 2/26/16(4)	$1,000		$717
Republic of Argentina PIK Interest Capitalization 8.280%, 12/31/33	1,712		1,182

TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $2,208)			1,899

ASSET-BACKED SECURITIES—0.3%
Harley-Davidson Motorcycle Trust 07-2, C 5.410%, 8/15/15	170		173
New Century Home Equity Loan Trust 05-A, A4W 5.035%, 8/25/35(2)	1,044		930

TOTAL ASSET-BACKED SECURITIES (Identified Cost $1,148)			1,103

CORPORATE BONDS AND NOTES—10.5%

Consumer Discretionary—1.7%
American Axle & Manufacturing Holdings, Inc. 144A 9.250%, 1/15/17(3)	315		329
Boyd Gaming Corp. 144A 9.125%, 12/1/18(3)	150		124
Caesar’s Entertainment Operating Co., Inc.
11.250%, 6/1/17	140		142
12.750%, 4/15/18	80		55
Cengage Learning Acquisitions, Inc. 144A 10.500%, 1/15/15(3)	450		290
Cequel Communications Holdings I LLC/Cequel Capital Corp. 144A 8.625%, 11/15/17(3)	750		746
CityCenter Holdings LLC/ CityCenter Finance Corp. 144A 7.625%, 1/15/16(3)	462		437
DISH DBS Corp. 7.125%, 2/1/16	1,000		1,017
Gateway Casinos & Entertainment Ltd. 144A 8.875%, 11/15/17(3)	140	CAD	135
HOA Restaurant Group LLC/ HOA Finance Corp. 144A 11.250%, 4/1/17(3)	750		694
inVentiv Health, Inc. 144A 10.000%, 8/15/18(3)	270		239
Isle of Capri Casinos, Inc. 7.000%, 3/1/14	600		548
Landry’s Holdings, Inc. 144A 11.500%, 6/1/14(3)	200		186
Landry’s Restaurants, Inc. 11.625%, 12/1/15	166		168
Marina District Finance Co., Inc. 9.500%, 10/15/15	500		454
MGM Resorts International, Inc. 10.375%, 5/15/14	47		51
Ono Finance II plc 144A 10.875%, 7/15/19(3)	315		222
Pittsburgh Glass Works LLC 144A 8.500%, 4/15/16(3)	225		208
Production Resource Group, Inc. 144A 8.875%, 5/1/19(3)	500		454

			6,499

Consumer Staples—0.3%
American Achievement Corp. 144A 10.875%, 4/15/16(3)	300		229
Yankee Candle Co., Inc. Series B, 8.500%, 2/15/15	750		724

			953

Energy—2.4%
Afren plc 144A 11.500%, 2/1/16(3)	760		722
Calumet Specialty Products Partners LP/Calumet Finance Corp. 144A 9.375%, 5/1/19(3)	333		311
Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	450		443
Coffeyville Resources Inc. LLC/ Coffeyville Finance, Inc., 144A 10.875%, 4/1/17(3)	700		784
Compagnie Generale de Geophysique-Veritas 7.750%, 5/15/17	511		506
Energy Partners Ltd. 8.250%, 2/15/18	1,250		1,150
Expro Finance Luxembourg SCA 144A 8.500%, 12/15/16(3)	1,200		1,050
Hercules Offshore, Inc. 144A 10.500%, 10/15/17(3)	685		651
Hilcorp Energy I LP/Hilcorp Finance Co. 144A 7.750%, 11/1/15(3)	400		405
Linn Energy LLC/Linn Energy Finance Corp. 144A 6.500%, 5/15/19(3)	186		172
MIE Holdings Corp. 144A 9.750%, 5/12/16(3)	430		336
Petroleos de Venezuela SA 5.250%, 4/12/17	475		272
Petroplus Finance Ltd. 144A 6.750%, 5/1/14(3)	1,350		1,181
Venoco, Inc. 8.875%, 2/15/19	875		757
Western Refining, Inc. 144A 10.750%, 6/15/14(2)(3)	325		342

			9,082

Financials—1.6%
Ally Financial, Inc. 4.500%, 2/11/14	625		573
Alta Mesa Holdings/Alta Mesa Finance Services Corp. 9.625%, 10/15/18	1,300		1,189
Ford Motor Credit Co., LLC
8.700%, 10/1/14	140		152
6.625%, 8/15/17	205		214
International Lease Finance Corp.
5.650%, 6/1/14	850		793
5.750%, 5/15/16	455		405
JSC Severstal (Steel Capital SA) 144A 6.250%, 7/26/16(3)	890		761
SLM Corp.
6.250%, 1/25/16	750		737
8.450%, 6/15/18	475		495
Springleaf Finance Corp. 5.850%, 6/1/13	500		430
Yankee Candle Co. Holdings LLC/Yankee Finance, Inc. PIK Interest Capitalization 10.250%, 2/15/16	605		517

			6,266

Health Care—0.3%
Rotech Healthcare, Inc.
10.750%, 10/15/15	100		101
10.500%, 3/15/18	600		488
Select Medical Corp. 7.625%, 2/1/15	238		207
Symbion, Inc. 144A 8.000%, 6/15/16(3)	495		448

			1,244

Industrials—1.2%
ADS Tactical, Inc. 144A 11.000%, 4/1/18(3)	875		862
AWAS Aviation Capital Ltd. 144A 7.000%, 10/15/16(3)	1,295		1,275
Dematic SA 144A 8.750%, 5/1/16(3)	700		655
Kratos Defense & Security Solutions, Inc. 10.000%, 6/1/17	575		575
Liberty Tire Recycling 144A 11.000%, 10/1/16(3)	165		168
Oshkosh Corp. 8.250%, 3/1/17	1,150		1,121

			4,656

Information Technology—0.8%
CDW LLC/CDW Finance Corp. PIK Interest Capitalization
11.500%, 10/12/15	17		18
144A Escrow 8.500%, 4/1/19(3)	725		642
Freescale Semiconductor, Inc. 10.125%, 12/15/16	450		460
iGate Corp. 144A 9.000%, 5/1/16(3)	1,025		958
Sorenson Communications, Inc. 144A 10.500%, 2/1/15(3)	750		439
Spansion LLC 144A 7.875%, 11/15/17(3)	275		271
SunGard Data Systems, Inc. 7.375%, 11/15/18	70		65

			2,853

See Notes to Financial Statements

VIRTUS SENIOR FLOATING RATE FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR
	VALUE	VALUE
Materials—1.8%
AbitibiBowater, Inc. 144A 10.250%, 10/15/18(3)	$276	$290
Appleton Papers, Inc. 144A 10.500%, 6/15/15(3)	625	616
Ardagh Packaging Finance plc 144A 7.375%, 10/15/17(3)	250	240
Berry Plastics Corp. 9.500%, 5/15/18	1,265	1,081
Catalyst Paper Corp. 7.375%, 3/1/14	300	70
Cemex SAB de CV 144A 5.246%, 9/30/15(2)(3)	750	457
Fosun International Ltd. 144A 7.500%, 5/12/16(3)	600	477
Ineos Group Holdings plc 144A 8.500%, 2/15/16(3)	750	559
Lyondell Chemical Co. 11.000%, 5/1/18	499	542
Sealed Air Corp. 144A 8.125%, 9/15/19(3)	790	800
Solo Cup Co./Solo Cup Operating Corp. 10.500%, 11/1/13	411	409
Verso Paper Holdings LLC/ Verso Paper, Inc.
11.500%, 7/1/14	328	343
Series B, 4.004%, 8/1/14(2)	500	380
Series B, 11.375%, 8/1/16	560	409

		6,673

Telecommunication Services—0.4%
Clearwire Communications LLC/ Clearwire Finance, Inc.
144A 12.000%, 12/1/15(3)	100	85
144A 12.000%, 12/1/15(3)	375	318
ITC DeltaCom, Inc. 10.500%, 4/1/16	700	717
Level 3 Financing, Inc. 4.202%, 2/15/15(2)	200	169
Nextel Communications, Inc. Series D 7.375%, 8/1/15	300	286

		1,575

TOTAL CORPORATE BONDS AND NOTES (Identified Cost $43,467)		39,801

LOAN AGREEMENTS(2)—86.8%

Consumer Discretionary—25.5%
24 Hour Fitness Worldwide, Inc. Tranche B, 6.750%, 4/22/16	988	952
Academy Sports and Outdoors 6.000%, 8/3/18	1,000	959
Acosta, Inc. Tranche B, 4.750%, 3/1/18	1,995	1,910
Advantage Sales & Marketing, Inc.
5.250%, 12/17/17	256	248
9.250%, 6/18/18	615	594
Affinity Gaming LLC (Herbest Gaming LLC) 10.000%, 12/31/15	498	501
AMF Bowling Worldwide, Inc. Tranche B, 2.739%, 6/7/13	550	447
Atlantic Broadband Finance LLC Tranche B, 4.000%, 3/8/16	914	871
Autoparts Holdings, Inc. (Fram Group Holdings, Inc.) 10.500%, 1/29/18	500	492
Avis Budget Group, Inc. 0.000%, 9/22/18	469	467
Bourland & Leverich Supply Co. LLC 11.000%, 8/19/15	314	310
Boyd Gaming Corp. 3.739%, 12/17/15	2,406	2,244
Bresnan Broadband Holdings LLC Tranche B, 4.500%, 12/14/17	993	961
Brickman Group Holdings, Inc. Tranche B, 7.250%, 10/14/16	1,645	1,626
Burger King Holdings, Inc. Tranche B 4.500%, 10/19/16	1,340	1,297
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.) Tranche B-4, 9.500%, 10/31/16	1,572	1,533
Caesars Linq LLC/Caesars Octavius LLC Tranche B, 9.250%, 4/25/17	900	858
Carmike Cinemas, Inc. 5.500%, 1/27/16	795	780
Cedar Fair LP Tranche 1, 4.000%, 12/15/17	882	872
Cengage Learning Acquisitions, Inc. 2.490%, 7/3/14	888	698
Charter Communications Operating LLC Tranche B-1, 2.240%, 3/6/14	4	4
Chrysler Group LLC/ Chrysler Group Co-Issuer, Inc. Tranche B, 6.000%, 5/24/17	3,990	3,488
CityCenter Holdings LLC 7.500%, 1/21/15	180	177
Clear Channel Communications, Inc. Tranche B, 3.889%, 1/29/16	1,683	1,182
Cumulus Media Holdings, Inc.
5.750%, 9/16/18	2,000	1,889
7.500%, 9/16/19	1,000	948
Dave & Buster’s, Inc. 5.500%, 6/1/16	2,928	2,862
Delphi Automotive LLP 3.500%, 3/31/17	428	424
DineEquity, Inc. Tranche B-1 4.250%, 10/19/17	814	791
Emmis Operating Co. Tranche B, 4.329%, 11/1/13	705	655
Filimyard Holdings LLC (Miramax) 0.000%, 6/22/16	654	655
Focus Brands, Inc. 0.000%, 11/5/16	1,079	1,068
Fram Group Holdings, Inc./ Prestone Holdings, Inc. 6.500%, 7/29/17	1,500	1,498
Gateway Casinos & Entertainment Ltd. Tranche B, 6.000%, 5/12/16	985	888
General Nutrition Center 4.250%, 3/2/18	750	732
Getty Images, Inc. 5.250%, 11/7/16	1,206	1,200
Guitar Center, Inc. — Extended Term Loan 5.620%, 4/9/17	525	465
Gymboree Corp. 5.000%, 2/23/18	1,165	1,043
Hertz Corp.
Letter of Credit 1.875%, 3/11/18	250	236
Tranche B, 3.750%, 3/11/18	1,244	1,185
HHI Holdings LLC 0.000%, 3/21/17	1,493	1,425
Hubbard Radio LLC
5.250%, 4/29/17	623	602
8.750%, 4/29/18	600	589
Intelsat Jackson Holding SA (Intelsat Jackson Holding Ltd.)
3.246%, 2/1/14	1,000	936
Tranche B, 5.250%, 4/2/18	1,995	1,910
Isle of Capri Casinos 4.750%, 11/1/13	1,493	1,465
J.Crew Group, Inc. 4.750%, 3/7/18	998	890
Jo-Ann Stores, Inc. 4.750%, 3/16/18	998	929
Kalispel Tribal Economic Authority 7.500%, 2/25/17	989	930
KAR Auction Services, Inc. 5.000%, 5/19/17	998	966
Lamar Media Corp. Tranche B, 4.000%, 12/30/16	947	939
Landry’s Restaurants, Inc. 6.250%, 12/1/14	817	799
Las Vegas Sands LLC
Tranche B, 1.740%, 5/23/14	370	354
Tranche DD-I, 1.740%, 5/23/14	76	73
Tranche B, 2.740%, 11/23/16	1,236	1,154
Tranche DD-I, 2.740%, 11/23/16	249	233
Leslie’s Poolmart, Inc. Tranche B 4.500%, 11/21/16	1,017	966
Live Nation Entertainment, Inc. Tranche B, 4.500%, 11/7/16	493	479
MCC LLC (Mediacom Broadband Group) Tranche F, 4.500%, 10/23/17	988	955
Mediacom Illinois LLC (Mediacom Communications LLC) Tranche D, 5.500%, 3/31/17	1,333	1,307
Metaldyne LLC 5.250%, 5/18/17	1,043	1,014
MGM Mirage Tranche E, 7.000%, 2/21/14	3,989	3,775
Michaels Stores, Inc. Tranche B-2, 4.813%, 7/31/16	1,317	1,262
See Notes to Financial Statements

VIRTUS SENIOR FLOATING RATE FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR
	VALUE	VALUE
Consumer Discretionary—continued
Midcontinent Communications Tranche B, 4.000%, 12/31/16	$1,158	$1,126
Neiman Marcus Group, Inc. 4.750%, 5/16/18	3,000	2,782
Nielsen Finance LLC
Tranche A, 2.226%, 8/9/13	593	577
Tranche B, 3.976%, 5/1/16	1,588	1,537
OSI Restaurant Partners, LLC
Tranche RC, 1.425%, 6/14/13	138	129
2.563%, 6/14/14	1,416	1,323
Ozburn-Hessey Holding Co., LLC 7.625%, 4/8/16	887	791
Pelican Products, Inc. 5.000%, 3/7/17	993	964
PetCo Animal Supplies, Inc. 0.000%, 11/24/17	1,485	1,410
Pilot Travel Centers LLC Tranche B, 4.250%, 3/25/18	697	689
Playboy Enterprises 8.250%, 3/6/17	498	475
Radio One, Inc. 7.500%, 3/31/16	609	587
Remy International, Inc. Tranche B, 6.250%, 12/16/16	496	480
Revel AC, Inc. Tranche B, 9.000%, 2/17/17	1,014	844
San Juan Cable Tranche B 6.000%, 6/9/17	998	966
Savers, Inc. 4.250%, 3/4/17	993	979
Sinclair Television Group, Inc. Tranche B 4.000%, 10/28/16	388	383
Six Flags Theme Parks, Inc. Tranche B, 5.250%, 6/30/16	1,693	1,679
Sports Authority, Inc. (The) Tranche B, 7.500%, 11/16/17	1,092	1,033
SRAM LLC
0.000%, 6/7/18	424	409
8.500%, 12/7/18	571	567
Stackpole Powertrain International ULC 7.500%, 7/8/17	1,000	957
Tenneco, Inc. Tranche B, 4.739%, 6/3/16	494	491
Toys “R” Us, Inc. 6.000%, 9/1/16	1,857	1,787
Transtar Industries, Inc.
4.500%, 12/21/16	1,985	1,913
Tranche 2, 10.250%, 12/21/17	450	439
UCI International, Inc. 5.500%, 7/26/17	1,265	1,259
US Securities Holdings, Inc.
1.500%, 7/28/17	163	159
6.000%, 7/28/17	837	814
Visant Corp. (Jostens) Tranche B, 5.250%, 12/22/16	2,844	2,610
Vision Solutions, Inc. 6.000%, 7/23/16	800	768
VML U.S. Finance LLC
Tranche DD-B, 4.740%, 5/25/12	238	237
Tranche B, 4.740%, 5/27/13	655	653
VWR Funding, Inc. 2.739%, 6/30/14	1,234	1,159

		96,938

Consumer Staples—4.8%
American Rock Salt Co. LLC 5.500%, 4/25/17	1,226	1,176
Amscan Holdings, Inc. 6.750%, 12/2/17	990	974
Dean Foods Co. Tranche B, 3.370%, 4/2/16	1,583	1,506
Del Monte Foods Co. 4.500%, 3/8/18	1,621	1,510
Diversey, Inc. (JohnsonDiversey, Inc.) Tranche B, 4.000%, 11/24/15	213	213
Dole Food Co.
5.143%, 7/8/18	698	690
5.143%, 7/8/18	1,297	1,281
JBS USA Holdings, Inc. 0.000%, 5/25/18	998	965
Revlon Consumer Products Corp. Tranche B, 0.000%, 11/19/17	1,897	1,842
Reynolds Group Holdings, Inc. Tranche B, 6.500%, 2/9/18	3,781	3,678
Rite Aid Corp. Tranche 5 4.500%, 3/3/18	972	900
Spectrum Brands Holdings, Inc. 5.417%, 6/17/16	1,311	1,299
U.S. Foodservice, Inc.
2.735%, 7/3/14	1,488	1,365
5.750%, 5/11/17	498	465
Yankee Candle Co., Inc. 2.240%, 2/6/14	378	365

		18,229

Energy—1.7%
AL Gulf Coast Terminals LLC 6.750%, 7/22/16	968	973
Buffalo Gulf Coast Terminals 0.000%, 9/2/17	667	670
CITGO Petroleum Corp. Tranche C, 9.000%, 6/24/17	232	238
Frac Tech International Tranche B 6.250%, 5/6/16	1,300	1,277
Helix Energy Solutions Group, Inc. 3.734%, 7/1/16	547	527
Hercules Offshore LLC 7.500%, 7/11/13	774	745
Walter Energy, Inc. Tranche B 4.000%, 4/2/18	1,995	1,934

		6,364

Financials—6.5%
Asurion LLC (Asurion Corp.)
5.500%, 5/24/18	1,224	1,159
9.000%, 5/24/19	1,250	1,195
Capital Automotive LP Tranche B 5.000%, 3/11/17	1,463	1,400
CNO Financial Group, Inc. Tranche B-1 6.250%, 9/30/16	1,077	1,071
Delos Aircraft, Inc. 7.000%, 3/17/16	727	727
Fifth Third Processing Tranche B-1 4.500%, 11/3/16	1,988	1,930
First American Payment Systems LP 6.750%, 11/1/16	937	923
Fortress Invest Group LLC (FIG) 5.750%, 10/7/15	149	148
iPayment, Inc . 5.750%, 5/8/17	481	471
iStar Financial, Inc.
Tranche A-1 5.000%, 6/28/13	1,076	1,042
Tranche A-2 7.000%, 6/30/14	846	801
MIP Delaware, LLC (MIPL (LUX) S.A.R.L) 5.500%, 7/12/18	1,088	1,064
MoneyGram International, Inc. 4.500%, 11/18/17	1,914	1,858
Nuveen Investments, Inc.
Non-Extended 3.311%, 11/13/14	1,380	1,266
Extended 5.810%, 5/13/17	1,045	971
Ocwen Financial Corp. 7.000%, 9/1/16	975	948
Pinnacle Foods Finance LLC 2.722%, 4/2/14	1,726	1,643
Re/Max International, Inc. 5.500%, 4/16/16	918	905
Realogy Corp.
4.400%, 10/10/16	105	86
4.522%, 10/10/16	625	510
Richard Ellis (CB) Group, Inc. Tranche D, 3.726%, 9/4/19	998	957
Springleaf Financial Funding Co. (American General Finance Corp.) 5.500%, 5/10/17	950	826
Tomkins, LLC (Pinafore LLC) Tranche B-1, 4.250%, 9/29/16	406	399
TransUnion LLC 4.750%, 2/10/18	1,547	1,514
Walter Investments, Inc. 7.750%, 6/30/16	833	814

		24,628

See Notes to Financial Statements

VIRTUS SENIOR FLOATING RATE FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR
	VALUE	VALUE
Health Care—11.6%
Alkermes, Inc. 6.750%, 9/16/17	$1,500	$1,470
Ardent Health Services LLC 6.500%, 9/15/15	887	865
Ardent Medical Services, Inc. 6.500%, 9/15/15	1,000	970
Aveta, Inc.
Tranche MMM 8.500%, 4/14/15	431	423
Tranche NAMM 8.500%, 4/14/15	431	423
Axcan Intermediate Holdings, Inc. 5.500%, 2/10/17	1,037	925
Biomet, Inc. Tranche B, 3.277%, 3/25/15	980	940
Capsugel Holdings, Inc. 0.000%, 8/1/18	889	876
Catalent Pharma Solutions, Inc. 2.489%, 4/10/14	982	913
Community Health Systems, Inc.
Tranche DD, 2.569%, 7/25/14	71	66
2.569%, 7/25/14	1,375	1,289
3.819%, 1/25/17	888	811
ConvaTec Ltd. 5.750%, 12/22/16	1,491	1,429
CRC Health Corp. Tranche B-2 4.869%, 11/16/15	1,482	1,356
Drumm Investors LLC (Golden Living) 5.000%, 5/4/18	1,746	1,537
Generic Drug Holdings, Inc.
6.500%, 4/8/16	813	762
Tranche DD, 6.500%, 4/8/16	112	105
Green Valley Ranch 6.250%, 6/17/16	974	920
Grifols SA Tranche B, 6.000%, 6/1/17	998	982
HCA, Inc. Tranche B-3 3.619%, 5/1/18	826	778
HCR Healthcare LLC 5.000%, 4/6/18	829	719
Health Management Associates, Inc. Tranche B, 2.119%, 2/28/14	1,798	1,697
Houghton International, Inc. Tranche B-1 6.750%, 1/29/16	1,090	1,082
Iasis Healthcare LLC Tranche B, 5.000%, 5/3/18	1,990	1,870
InVentiv Health, Inc. (Ventive Health, Inc) 6.500%, 8/4/16	1,267	1,211
Kindred Healthcare, Inc. 5.250%, 6/1/18	1,247	1,160
Medical Card Systems, Inc. 12.000%, 9/17/15	250	244
MultiPlan, Inc. Tranche B, 4.750%, 8/26/17	961	913
National Mentor Holdings, Inc. Tranche B, 7.000%, 2/9/17	995	904
National Specialty Hospitals, Inc.
Tranche DD 0.750%, 2/3/17	223	215
8.250%, 2/3/17	1,271	1,226
NBTY, Inc. Tranche B-1 4.250%, 10/1/17	958	931
Onex Carestream Finance LP 5.000%, 2/25/17	746	629
Quintiles Transnational Corp. Tranche B, 5.000%, 6/8/18	1,496	1,412
Renal Advantage Holdings, Inc. Tranche B, 5.750%, 12/17/16	993	990
Res-Care, Inc. Tranche B, 7.250%, 12/22/16	1,489	1,444
Rural/Metro Operating Co. LLC 5.750%, 3/28/18	831	804
Select Medical Holdings Tranche B 5.667%, 6/1/18	1,496	1,364
Sheridan Healthcare, Inc. Tranche B, 4.119%, 6/15/14	297	281
Smile Brands, Inc. Tranche B, 7.250%, 12/21/17	744	720
Surgery Center Holdings, Inc. 6.500%, 2/4/17	1,249	1,180
Surgical Care Affiliates 5.500%, 6/30/18	1,496	1,376
Universal Health, Inc. 4.000%, 11/15/16	1,661	1,617
Vanguard Health Holding Co., LLC (Vanguard Health System, Inc.) 5.000%, 1/29/16	1,455	1,421
Warner Chilcott Corp.
Tranche B-3 4.250%, 3/15/18	313	305
Tranche B-1 4.250%, 3/15/18	455	443
Tranche B-2 4.250%, 3/15/18	227	222

		44,220

Industrials—8.2%
Alliance Laundry Holdings LLC 6.250%, 9/30/16	1,025	1,015
Altegrity, Inc. (U.S. Investigations Services, Inc.) 2.981%, 2/21/15	1,260	1,147
API Technologies Corp. 7.750%, 6/1/16	997	947
ARAMARK Corp.
Letter of Credit 2, 0.089%, 7/26/16	33	32
Tranche B, 3.619%, 7/26/16	496	482
Brock Holdings Ill, Inc.
6.000%, 3/16/17	881	833
10.000%, 3/16/18	450	412
Ceridian Corp. 3.239%, 11/9/14	2,036	1,779
CHG Healthcare Services, Inc. 5.500%, 10/7/16	1,555	1,524
Delta Air Lines 0.000%, 4/20/17	998	944
Douglas Dynamics LLC 5.750%, 4/18/18	995	963
Ducommun, Inc. 0.000%, 6/28/17	583	567
Emergency Medical Services 5.250%, 5/25/18	993	947
Goodman Global, Inc. 9.000%, 10/30/17	542	546
Harland Clarke Holdings Corp. (Clarke American Corp.) Tranche B, 2.757%, 6/30/14	2,180	1,840
Hawker Beechcraft Aquistion Co., LLC
Letter of Credit, 0.000%, 3/26/14	110	76
2.369%, 3/26/14	1,782	1,237
Holdings Gaming Borrower LP Tranche B-1, 12.000%, 6/30/15	80	82
Husky Injection Molding System 6.500%, 6/30/18	1,496	1,459
Intelligrated, Inc. 7.500%, 2/17/17	963	941
Protection One, Inc. 6.000%, 6/4/16	1,200	1,185
Quad/Graphics, Inc. 4.000%, 7/26/18	1,000	966
ServiceMaster Co. (The)
Tranche DD, 2.740%, 7/24/14	171	161
2.757%, 7/24/14	1,721	1,613
SI Organization, Inc. 4.500%, 11/22/16	993	914
Star West Generation LLC 6.000%, 5/17/18	1,058	1,006
Swift Transportation Co., Inc. (The) 6.000%, 12/21/16	1,419	1,379
TASC, Inc. Tranche B, 4.500%, 12/18/15	498	476
Terex Corp. 5.500%, 4/28/17	1,600	1,575
Transdigm Group, Inc. 4.000%, 2/14/17	1,481	1,452
Vertrue LLC 5.370%, 8/16/14	938	554
Waste Industries USA, Inc. Tranche B 4.750%, 3/17/17	995	938
Zuffa LLC 0.000%, 6/19/15	1,017	999

		30,991

Information Technology—14.2%
Applied Systems, Inc.
5.500%, 12/8/16	993	973
9.250%, 6/8/17	334	325
Aspect Software, Inc. Tranche B, 6.250%, 5/7/16	985	975
Autotrader.com, Inc. Tranche B 7.000%, 12/15/16	1,191	1,167
Avaya, Inc. Tranche B-1 3.064%, 10/24/14	2,027	1,834
AVG Technologies N.V. 7.500%, 3/15/16	1,150	1,098
Ax Acquisition Corp. 0.000%, 5/9/18	998	966
CCC Information Services 0.000%, 12/17/15	672	660
See Notes to Financial Statements

VIRTUS SENIOR FLOATING RATE FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR
	VALUE	VALUE
Information Technology—continued
CDW LLC
Non-Extended 3.729%, 10/10/14	$1,835	$1,707
Extended 4.250%, 7/15/17	1,082	966
CommScope, Inc. 5.000%, 1/14/18	1,522	1,498
CPI International Acquisition, Inc. (Catalyst Holdings, Inc.) Tranche B, 5.000%, 2/13/17	1,241	1,203
DynCorp International LLC 6.500%, 7/7/16	928	911
Eagle Parent, Inc. 5.000%, 5/16/18	2,993	2,807
Edwards (Cayman Islands II) Ltd. 5.500%, 5/31/16	993	921
Fibertech Networks LLC (Firefox Merger Sub LLC) 6.750%, 11/30/16	191	188
Fidelity National Information Services, Inc. Tranche B, 5.250%, 7/18/16	1,247	1,247
First Data Corp.
Tranche B-3, 2.985%, 9/24/14	1,729	1,507
4.235%, 3/26/18	1,750	1,426
Freescale Semiconductor, Inc. 4.472%, 12/1/16	2,330	2,141
ILC Industries LLC (Data Device Corp.) 7.250%, 12/23/16	605	583
Infor Enterprise Solutions Holdings, Inc. (Magellan Holdings, Inc.)
Tranche DD, 6.489%, 3/2/14	202	158
6.489%, 3/2/14	348	273
5.990%, 7/28/15	965	889
Tranche DD, 5.990%, 7/28/15	503	464
Instant Web, Inc.
3.614%, 8/7/14	674	613
Tranche DD 3.614%, 8/7/14	70	64
Interactive Data Corp. Tranche B 4.500%, 2/11/18	2,478	2,385
Ipreo Holdings LLC 8.000%, 8/5/17	1,000	945
Lawson Software, Inc. (SoftBrands, Inc.) 6.750%, 7/5/17	1,500	1,424
MedAssets, Inc. 5.250%, 11/16/16	914	897
Microsemi Corp. 0.000%, 11/2/17	993	988
MLM Holdings, Inc. 7.000%, 12/1/16	990	973
Mood Media Corp. 7.000%, 5/6/18	1,297	1,207
NDS Finance Ltd. Tranche B 4.000%, 3/10/18	1,219	1,164
Novell, Inc. (Attachmate Corp.) 6.500%, 4/27/17	2,000	1,933
NuSil Technology LLC 5.250%, 5/31/17	698	673
Openlink Financial, Inc. 5.250%, 4/27/18	1,496	1,478
RedPrairie Corp. 6.000%, 3/24/16	1,231	1,213
Scitor Corp. 5.000%, 2/15/17	943	869
Sensata Technologies BV 0.000%, 5/12/18	1,496	1,460
Smart Modular Technologies (Global), Inc. 8.250%, 8/27/17	500	455
SonicWALL, Inc. 8.250%, 1/23/16	763	761
Sorenson Communications, Inc. Tranche C 6.000%, 8/16/13	451	418
SourceCorp, Inc. Tranche B, 6.625%, 4/28/17	1,247	1,119
Spansion LLC 4.750%, 2/9/15	709	692
SRA International, Inc. 6.500%, 7/20/18	1,500	1,390
SSI Investments II Ltd. (Skillsoft) 6.500%, 5/26/17	920	909
Sungard Data Systems, Inc. Tranche A, 1.979%, 2/28/14	22	21
SymphonyIRI Group, Inc. (Information Resources, Inc.) Tranche 2011 5.000%, 12/1/17	499	485
Transaction Network Services, Inc. 6.000%, 11/18/15	283	284
Vertafore, Inc. 5.250%, 7/29/16	1,489	1,438
Wall Street Systems, Inc.
5.500%, 7/5/17	399	388
9.000%, 7/5/18	330	319

		53,852

Materials—7.2%
Anchor Glass Container Corp.
6.000%, 2/3/16	478	475
10.000%, 9/2/16	715	711
Armstrong World Industries, Inc. 4.000%, 3/10/18	744	727
Ashland, Inc. 3.750%, 8/23/18	1,000	994
Avantor Performance Materials, Inc. 5.000%, 6/29/17	641	622
AZ Chem U S, Inc. 4.750%, 11/21/16	658	647
Berry Plastics Group, Inc. Tranche C, 2.229%, 4/3/15	2,720	2,487
Chemtura Corp. 5.500%, 8/29/16	500	499
CPG International, Inc. Tranche B, 6.000%, 2/18/17	993	949
General Chemical Corp. Tranche B, 0.000%, 10/6/15	1,505	1,450
Harko C.V.(OM Group, Inc.) Tranche B 5.750%, 8/2/17	1,190	1,184
Hoffmaster Group, Inc. 7.000%, 6/2/16	1,453	1,420
Ineos Holdings Ltd.
Tranche B-2, 7.500%, 12/16/13	245	245
Tranche C-2, 8.000%, 12/16/14	280	281
JMC Steel Group 4.750%, 4/1/17	338	329
Momentive Performance Materials Tranche B-1B 3.750%, 5/5/15	2,971	2,763
Momentive Specialty Chemicals, Inc.
Tranche C-1B, 4.000%, 5/5/15	1,084	1,021
Tranche C-2B, 4.125%, 5/5/15	468	441
New Sunward Holding BV Tranche B, 4.847%, 2/14/14	550	458
NewPage Corp. 0.000%, 3/7/13	1,150	1,148
Noranda Aluminum Acquisition Corp. Tranche B, 1.989%, 5/18/14	238	232
Norit Holding B.V. 0.000%, 7/8/17	860	846
Nortek, Inc. 0.000%, 4/26/17	1,493	1,407
Novelis, Inc. Tranche B 3.750%, 3/10/17	571	557
Omnova Solutions, Inc. 5.750%, 5/31/17	993	964
PQ Corp. 3.500%, 7/30/14	1,542	1,412
Pro Mach, Inc. 6.250%, 7/6/17	998	968
Solutia, Inc. Tranche 1, 3.500%, 8/1/17	488	478
Styron S.A.R.L. 6.000%, 8/2/17	572	518
Univar, Inc. Tranche B 5.000%, 6/30/17	988	930

		27,163

Telecommunication Services—4.1%
Knology, Inc. Tranche B 4.000%, 8/18/17	1,493	1,446
Level 3 Communications, Inc.
Tranche A, 2.494%, 3/13/14	2,450	2,293
Tranche B 11.500%, 3/13/14	70	73
nTelos, Inc. Tranche B 4.000%, 9/14/15	1,454	1,418
Presidio, Inc. 7.250%, 3/31/17	1,425	1,397
Securus Technologies Holdings, Inc. (Securus Technologies, Inc.) 5.250%, 5/31/17	1,197	1,166
Sidera Networks, Inc. (RCN Corp.) 5.500%, 8/26/16	1,141	1,105
Syniverse Holdings, Inc. 5.250%, 12/21/17	1,489	1,470
tw Telecom Holdings, Inc. Tranche B-2, 3.490%, 12/30/16	455	444
See Notes to Financial Statements

VIRTUS SENIOR FLOATING RATE FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR
	VALUE	VALUE
Telecommunication Services—continued
U.S. TelePacific Corp. 5.750%, 2/23/17	$1,618	$1,552
Univision Communications, Inc. 4.489%, 3/31/17	2,266	1,912
West Corp. Tranche B-4 4.566%, 7/15/16	1,479	1,436

		15,712

Utilities—3.0%
AES Corp. 4.250%, 6/1/18	1,990	1,951
Dynegy, Inc.
9.250%, 8/5/16	500	487
9.250%, 8/5/16	500	494
Equipower Resources Corp. Tranche B 5.750%, 1/26/18	981	955
Gibson Energy, Inc. 5.750%, 6/15/18	2,993	2,941
New Development Holdings LLC 4.500%, 4/1/18	1,990	1,880
NRG Energy, Inc. 4.000%, 7/1/18	1,496	1,466
Texas Competitive Electric Holdings Co., LLC Tranche 2014, 3.749%, 10/10/14	1,945	1,382

		11,556

TOTAL LOAN AGREEMENTS (Identified Cost $342,515)		329,653

TOTAL LONG-TERM INVESTMENTS—98.1% (Identified Cost $389,338)		372,456

	SHARES	VALUE
SHORT-TERM INVESTMENTS—2.1%
Money Market Mutual Funds—2.1%
BlackRock Liquidity Funds TempFund Portfolio — Institutional Shares (seven-day effective yield 0.090%)	8,008,988	$8,009

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $8,009)		8,009

TOTAL INVESTMENTS—100.2% (Identified Cost $397,347)		380,465	(1)

Other assets and liabilities, net—(0.2)%		(831)

NET ASSETS—100.0%		$379,634

Abbreviations:

ADS	American Depositary Share

PIK	Payment-in-Kind Security

Foreign Currencies:

CAD	Canadian Dollar

Country Weightings (Unaudited)†
United States	91%
Canada	1
Germany	1
Luxembourg	1
Netherlands	1
Switzerland	1
United Kingdom	1
Other	3

Total	100%

†	% of total investments as of September 30, 2011
Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2011, see Note 11, Federal Income Tax Information in the Notes to Financial Statements.

(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2011.

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, these securities amounted to a value of $20,568 or 5.4% of net assets.

(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2011 (See Security Valuation Note 2A in the Notes to Financial Statements).

			Level 2 –	Level 3 –
	Total Value	Level 1 –	Significant	Significant
	at	Quoted	Observable	Unobservable
	September 30, 2011	Prices	Inputs	Inputs
Investments in Securities:
Debt Securities:
Asset-Backed Securities	$1,103	$—	$1,103	$—
Corporate Bonds and Notes	39,801	—	39,801	—
Foreign Government Securities	1,899	—	1,899	—
Loan Agreements	329,653	—	329,653	—
Equity Securities:
Short-Term Investments	8,009	8,009	—	—

Total Investments	$380,465	$8,009	$372,456	$—

The following is a reconciliation of assets of the Fund, for Level 3 investments for which significant unobservable inputs were used to determine fair value:

Loan Agreements
Balance as of September 30, 2010:	$345
Accrued discounts (premiums)(a)	12
Realized gain (loss)(b)	18
Change in unrealized appreciation (depreciation)(b)	—
Net purchases (sales)(c)	(375)
Transfers in and/or out of Level 3(d)	—

Balance as of September 30, 2011:	$—

(a)	Disclosed in the Statement of Operations under interest income.

(b)	Disclosed in the Statement of Operations under Net realized and unrealized gain (loss) on investments.

(c)	Includes paydowns, if any.

(d)	“Transfers in and/or out” represent the ending value as of September 30, 2011, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
Security abbreviation definitions are located under the Key Investment Terms starting on page 4.
See Notes to Financial Statements

THIS PAGE INTENTIONALLY BLANK.

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2011
(Amounts reported in thousands except shares and per share amounts)

			Global		Global		Global
	Bond	CA Tax-Exempt	Commodities		Infrastructure		Opportunities
	Fund	Bond Fund	Stock Fund		Fund		Fund
Assets
Investment in securities at value(1)(3)	$151,322	$57,022	$16,280		$62,453		$56,515
Foreign currency at value(2)	—	—	—		—	(4)	3
Cash	14	—	3		—		—
Receivables
Investment securities sold	4,508	—	85		1,048		117
Fund shares sold	123	2	5		37		38
Receivable from adviser	—	—	11		—		—
Dividends and interest receivable	1,484	793	3		100		175
Tax reclaims	—	—	—		34		65
Prepaid expenses	26	14	20		14		18

Total assets	157,477	57,831	16,407		63,686		56,931

Liabilities
Cash overdraft	—	1	—		371		4
Payables
Fund shares repurchased	78	11	—		87		35
Investment securities purchased	3,790	550	61		—		123
Collateral on securities loaned	3,690	—	300		—		—
Foreign capital gain taxes payable	—	—	—		—		—	(4)
Dividend distributions	—	99	—		—		—
Investment advisory fee	32	10	—		35		37
Distribution and service fees	21	6	—	(4)	10		13
Administration fee	17	6	2		7		7
Transfer agent fees and expenses	27	6	1		17		27
Trustees’ fee and expenses	1	1	—	(4)	—	(4)	—	(4)
Professional fee	32	30	29		28		29
Other accrued expenses	16	6	19		8		12

Total liabilities	7,704	726	412		563		287

Net Assets	$149,773	$57,105	$15,995		$63,123		$56,644

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$159,749	$54,462	$19,142		$70,678		$71,113
Accumulated undistributed net investment income (loss)	107	85	20		215		214
Accumulated undistributed net realized gain (loss)	(13,735)	(104)	(312)		(14,952)		(23,033)
Net unrealized appreciation (depreciation) on investments	3,652	2,662	(2,855)		7,182		8,350

Net Assets	$149,773	$57,105	$15,995		$63,123		$56,644

Class A
Net asset value (net assets/shares outstanding) per share	$10.96	$12.30	$8.16		$10.97		$7.91
Maximum offering price per share NAV/(1—4.75%)	$11.51	$12.91	$—		$—		$—
Maximum offering price per share NAV/(1—5.75%)	$—	$—	$8.66		$11.64		$8.39
Shares of beneficial interest outstanding, unlimited authorization(5)	5,878,791	2,413,775	24,964		2,108,194		6,944,585
Net Assets	$64,449	$29,688	$204		$23,120		$54,916

Class B
Net asset value (net assets/shares outstanding) and offering price per share	$10.71	$—	$—		$—		$7.06
Shares of beneficial interest outstanding, unlimited authorization(5)	109,318	—	—		—		129,612
Net Assets	$1,171	$—	$—		$—		$915

Class C
Net asset value (net assets/shares outstanding) and offering price per share	$10.75	$—	$8.13		$10.95		$7.02
Shares of beneficial interest outstanding, unlimited authorization(5)	742,682	—	12,177		560,714		115,675
Net Assets	$7,984	$—	$99		$6,138		$813

Class I
Net asset value (net assets/shares outstanding) and offering price per share	$11.10	$12.29	$8.17		$10.97		$—
Shares of beneficial interest outstanding, unlimited authorization(5)	6,864,443	2,230,884	1,920,081		3,087,290		—
Net Assets	$76,169	$27,417	$15,692		$33,865		$—

(1) Investment in securities at cost	$147,670	$54,360	$19,135		$55,270		$48,161
(2) Foreign currency at cost	—	—	—		—	(4)	3
(3) Market value of securities on loan	3,511	—	288		—		—
(4) Amount is less than $500.
(5) All Funds except Bond Fund have no par value. Bond Fund has a par value of $1.00.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
SEPTEMBER 30, 2011
(Amounts reported in thousands except shares and per share amounts)

	Global		Greater Asia		Greater			International
	Real Estate		ex-Japan		European		High Yield	Equity
	Securities Fund		Opportunities Fund		Opportunities Fund		Fund	Fund
Assets
Investment in securities at value(1)(3)	$6,361		$9,786		$4,937		$95,002	$18,541
Foreign currency at value(2)	—		6		1		—	31
Cash	—		—		—		23	—
Receivables
Investment securities sold	—		14		—		642	—
Fund shares sold	16		—	(4)	—		1	—	(4)
Receivable from adviser	3		20		3		—	—
Dividends and interest receivable	17		23		17		2,016	61
Tax reclaims	—	(4)	—		2		—	21
Prepaid expenses	14		14		13		16	23
Unrealized appreciation on forward currency contracts	—		—		—		—	166

Total assets	6,411		9,863		4,973		97,700	18,843

Liabilities
Cash overdraft	1		1		—	(4)	—	1
Payables
Fund shares repurchased	2		52		—		19	14
Investment securities purchased	—		54		14		250	23
Collateral on securities loaned	—		91		—		8,323	—
Investment advisory fee	—		—		—		32	8
Distribution and service fees	2		2		1		20	—	(4)
Administration fee	1		1		1		10	2
Transfer agent fees and expenses	1		1		—	(4)	37	1
Trustees’ fee and expenses	—	(4)	—	(4)	—	(4)	1	—	(4)
Professional fee	28		49		28		36	28
Other accrued expenses	6		16		8		10	8
Unrealized depreciation on forward currency contracts	—		—		—		—	19

Total liabilities	41		267		52		8,738	104

Net Assets	$6,370		$9,596		$4,921		$88,962	$18,739

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$6,158		$7,996		$4,032		$123,577	$19,983
Accumulated undistributed net investment income (loss)	(76)		12		28		186	293
Accumulated undistributed net realized gain (loss)	107		337		184		(26,328)	85
Net unrealized appreciation (depreciation) on investments	181		1,251		677		(8,473)	(1,622)

Net Assets	$6,370		$9,596		$4,921		$88,962	$18,739

Class A
Net asset value (net assets/shares outstanding) per share	$17.78		$13.93		$11.80		$3.85	$9.79
Maximum offering price per share NAV/(1—4.75%)	$—		$—		$—		$4.04	$—
Maximum offering price per share NAV/(1—5.75%)	$18.86		$14.78		$12.52		$—	$10.39
Shares of beneficial interest outstanding, no par value, unlimited authorization	296,651		655,051		387,442		22,482,446	97,196
Net Assets	$5,275		$9,125		$4,571		$86,530	$952

Class B
Net asset value (net assets/shares outstanding) and offering price per share	$—		$—		$—		$3.77	$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	—		—		—		107,104	—
Net Assets	$—		$—		$—		$404	$—

Class C
Net asset value (net assets/shares outstanding) and offering price per share	$17.65		$13.79		$11.69		$3.80	$9.76
Shares of beneficial interest outstanding, no par value, unlimited authorization	27,535		16,134		12,337		533,587	10,041
Net Assets	$486		$223		$144		$2,028	$98

Class I
Net asset value (net assets/shares outstanding) and offering price per share	$17.85		$13.99		$11.83		$—	$9.80
Shares of beneficial interest outstanding, no par value, unlimited authorization	34,134		17,723		17,410		—	1,804,584
Net Assets	$609		$248		$206		$—	$17,689

(1) Investment in securities at cost	$6,180		$8,534		$4,259		$103,475	$20,307
(2) Foreign currency at cost	—		6		1		—	32
(3) Market value of securities on loan	—		88		—		7,928	—
(4) Amount is less than $500.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
SEPTEMBER 30, 2011
(Amounts reported in thousands except shares and per share amounts)

	International			Multi-Sector	Senior
	Real Estate		Market Neutral	Fixed Income	Floating Rate
	Securities Fund		Fund	Fund	Fund
Assets
Investment in securities at value(1)	$28,573		$34,376	$236,711	$380,465
Foreign currency at value(2)	—	(4)	544	2	4
Cash	15		—	—	343
Deposits with broker for securities sold short	—		37,210	—	—
Receivables
Investment securities sold	407		2,547	920	3,440
Fund shares sold	50		— (4)	1,461	867
Dividends and interest receivable	102		29	3,859	2,450
Tax reclaims	24		13	—	—
Prepaid expenses	25		25	37	51

Total assets	29,196		74,744	242,990	387,620

Liabilities
Cash overdraft	—		381	9	—
Securities sold short at value(3)	—		34,353	—	—
Payables
Fund shares repurchased	503		8	339	2,041
Investment securities purchased	—		2,654	694	5,054
Dividend distributions	—		—	355	333
Dividends on short sales	—		65	—	—
Investment advisory fee	20		38	109	188
Distribution and service fees	2		4	96	122
Administration fee	4		4	27	43
Transfer agent fees and expenses	2		10	64	60
Trustees’ fee and expenses	—	(4)	— (4)	1	3
Professional fee	28		34	36	37
Other accrued expenses	12		12	37	105

Total liabilities	571		37,563	1,767	7,986

Net Assets	$28,625		$37,181	$241,223	$379,634

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$54,759		$55,620	$246,475	$397,291
Accumulated undistributed net investment income (loss)	(691)		(12)	409	—
Accumulated undistributed net realized gain (loss)	(25,340)		(18,585)	(1,816)	(775)
Net unrealized appreciation (depreciation) on investments	(103)		(4,059)	(3,845)	(16,882)
Net unrealized appreciation (depreciation) on securities sold short	—		4,217	—	—

Net Assets	$28,625		$37,181	$241,223	$379,634

Class A
Net asset value (net assets/shares outstanding) per share	$5.23		$9.09	$10.24	$9.28
Maximum offering price per share NAV/(1—4.75%)	$—		$—	$10.75	$9.74
Maximum offering price per share NAV/(1—5.75%)	$5.55		$9.64	$—	$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	620,466		728,007	13,414,281	23,210,511
Net Assets	$3,243		$6,615	$137,395	$215,427

Class B
Net asset value (net assets/shares outstanding) and offering price per share	$—		$8.54	$10.22	$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	—		30,394	1,045,196	—
Net Assets	$—		$260	$10,685	$—

Class C
Net asset value (net assets/shares outstanding) and offering price per share	$5.20		$8.52	$10.31	$9.29
Shares of beneficial interest outstanding, no par value, unlimited authorization	184,989		273,575	6,859,019	9,966,951
Net Assets	$962		$2,330	$70,735	$92,623

Class I
Net asset value (net assets/shares outstanding) and offering price per share	$5.23		$9.12	$10.24	$9.27
Shares of beneficial interest outstanding, no par value, unlimited authorization	4,665,421		3,066,121	2,187,904	7,719,513
Net Assets	$24,420		$27,976	$22,408	$71,584

(1) Investment in securities at cost	$28,673		$38,434	$240,518	$397,347
(2) Foreign currency at cost	—	(4)	555	2	4
(3) Proceeds from securities sold short	—		38,581	—	—
(4) Amount is less than $500.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2011
($ reported in thousands)

			Global
			Commodities	Global	Global
	Bond	CA Tax-Exempt	Stock	Infrastructure	Opportunities
	Fund	Bond Fund	Fund(2)	Fund	Fund
Investment Income
Dividends	$61	$1	$84	$3,151	$1,380
Interest	8,034	2,748	—	—	—
Security lending	16	—	— (1)	—	7
Foreign taxes withheld	—	—	(3)	(198)	(32)

Total investment income	8,111	2,749	81	2,953	1,355

Expenses
Investment advisory fees	730	253	53	453	524
Service fees, Class A	162	74	— (1)	62	149
Distribution and service fees, Class B	19	—	—	—	12
Distribution and service fees, Class C	81	—	1	69	8
Administration fees	224	77	7	96	85
Transfer agent fee and expenses	180	40	7	93	137
Custodian fees	12	2	8	28	27
Printing fees and expenses	23	9	19	11	12
Professional fees	31	33	32	29	41
Registration fees	50	27	31	38	40
Trustees’ fee and expenses	12	4	— (1)	5	4
Miscellaneous expenses	17	6	2	8	8

Total expenses	1,541	525	160	892	1,047
Less expenses reimbursed and/or waived by investment adviser	(305)	(113)	(85)	—	(76)

Net expenses	1,236	412	75	892	971

Net investment income (loss)	6,875	2,337	6	2,061	384

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	5,090	262	(311)	(719)	5,877
Net realized gain (loss) on foreign currency transactions	—	—	13	(3)	(371)
Net change in unrealized appreciation (depreciation) on investments	(8,367)	(600)	(2,855)	2,038	(4,358)
Net change in unrealized appreciation (depreciation) on foreign currency translation	—	—	— (1)	3	30
Net change in foreign taxes on unrealized capital gains	—	—	—	—	207

Net gain (loss) on investments	(3,277)	(338)	(3,153)	1,319	1,385

Net increase (decrease) in net assets resulting from operations	$3,598	$1,999	$(3,147)	$3,380	$1,769

(1)	Amount is less than $500.

(2)	Inception date is March 15, 2011.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED SEPTEMBER 30, 2011
($ reported in thousands)

		Greater Asia	Greater
	Global	ex-Japan	European		International
	Real Estate	Opportunities	Opportunities	High Yield	Equity
	Securities Fund	Fund	Fund	Fund	Fund
Investment Income
Dividends	$197	$265	$148	$22	$790
Interest	—	—	—	8,145	—
Security lending	—	4	4	43	—
Foreign taxes withheld	(6)	(12)	(9)	—	(58)

Total investment income	191	257	143	8,210	732

Expenses
Investment advisory fees	42	118	45	656	141
Service fees, Class A	10	28	12	245	1
Distribution and service fees, Class B	—	—	—	6	—
Distribution and service fees, Class C	4	3	2	22	1
Administration fees	7	16	7	139	23
Transfer agent fee and expenses	6	9	3	198	8
Custodian fees	16	81	21	5	29
Printing fees and expenses	2	4	2	19	7
Professional fees	31	60	31	36	44
Registration fees	37	39	36	38	56
Trustees’ fee and expenses	— (1)	1	— (1)	7	1
Miscellaneous expenses	2	3	1	11	4

Total expenses	157	362	160	1,382	315
Less expenses reimbursed and/or waived by investment adviser	(86)	(149)	(83)	(145)	(106)

Net expenses	71	213	77	1,237	209

Net investment income (loss)	120	44	66	6,973	523

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	169	424	364	2,806	297
Net realized gain (loss) on foreign currency transactions	(2)	(43)	(299)	—	(231)
Net change in unrealized appreciation (depreciation) on investments	(928)	(1,164)	(403)	(10,310)	(1,810)
Net change in unrealized appreciation (depreciation) on foreign currency translation	— (1)	107	161	—	150

Net gain (loss) on investments	(761)	(676)	(177)	(7,504)	(1,594)

Net increase (decrease) in net assets resulting from operations	$(641)	$(632)	$(111)	$(531)	$(1,071)

(1)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED SEPTEMBER 30, 2011
($ reported in thousands)

	International
	Real Estate		Multi-Sector	Senior
	Securities	Market Neutral	Fixed Income	Floating Rate
	Fund	Fund	Fund	Fund
Investment Income
Dividends	$2,176	$1,193	$63	$37
Interest	—	1	16,368	19,188
Foreign taxes withheld	(98)	(57)	(9)	—

Total investment income	2,078	1,137	16,422	19,225

Expenses
Investment advisory fees	304	1,099	1,250	2,062 (2)
Service fees, Class A	9	38	336	458
Distribution and service fees, Class B	—	5	123	—
Distribution and service fees, Class C	8	33	668	745
Administration fees	42	101	312	459
Transfer agent fee and expenses	19	81	296	310
Custodian fees	17	33	18	9
Printing fees and expenses	5	10	35	57
Professional fees	30	36	37	40
Registration fees	39	54	69	107
Trustees’ fee and expenses	2	6	16	22
Miscellaneous expenses	4	9	35	131

Total expenses	479	1,505	3,195	4,400
Dividends on short sales	—	1,376	—	—
Interest expense on short sales	—	378	—	—
Less expenses reimbursed and/or waived by investment adviser	(82)	(221)	—	—

Net expenses	397	3,038	3,195	4,400

Net investment income (loss)	1,681	(1,901)	13,227	14,825

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	1,152	16,315	5,388	(431)
Net realized gain (loss) on securities sold short	—	(17,301)	—	—
Net realized gain (loss) on foreign currency transactions	(14)	51	73	1
Net change in unrealized appreciation (depreciation) on investments	(6,397)	(15,997)	(17,069)	(20,018)
Net change in unrealized appreciation (depreciation) on securities sold short	—	11,152	—	—
Net change in unrealized appreciation (depreciation) on foreign currency translation	(4)	(30)	(53)	— (1)

Net gain (loss) on investments	(5,263)	(5,810)	(11,661)	(20,448)

Net increase (decrease) in net assets resulting from operations	$(3,582)	$(7,711)	$1,566	$(5,623)

(1)	Amount is less than $500.

(2)	Includes expense reimbursement recapture of $43. See Note 3C in the Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)

	Bond Fund		CA Tax-Exempt Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$6,875	$9,172	$2,337	$2,371
Net realized gain (loss)	5,090	7,573	262	(137)
Net change in unrealized appreciation (depreciation)	(8,367)	4,062	(600)	418

Increase (decrease) in net assets resulting from operations	3,598	20,807	1,999	2,652

From Distributions to Shareholders
Net investment income, Class A	(2,743)	(2,839)	(1,183)	(1,264)
Net investment income, Class B	(68)	(122)	—	—
Net investment income, Class C	(287)	(289)	—	—
Net investment income, Class I	(3,815)	(5,837)	(1,127)	(1,100)

Decrease in net assets from distributions to shareholders	(6,913)	(9,087)	(2,310)	(2,364)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	(1,413)	(2,777)	(2,057)	(1,898)
Change in net assets from share transactions, Class B	(1,604)	(1,582)	—	—
Change in net assets from share transactions, Class C	(522)	164	—	—
Change in net assets from share transactions, Class I	(42,454)	(31,771)	(641)	2,372

Increase (decrease) in net assets from share transactions	(45,993)	(35,966)	(2,698)	474

Net increase (decrease) in net assets	(49,308)	(24,246)	(3,009)	762

Net Assets
Beginning of period	199,081	223,327	60,114	59,352

End of period	$149,773	$199,081	$57,105	$60,114

Accumulated undistributed net investment income (loss) at end of period	$107	$145	$85	$58
See Notes to Financial Statements

Global
Commodities Stock Fund
From Inception	Global Infrastructure Fund		Global Opportunities Fund
March 15, 2011	Year Ended	Year Ended	Year Ended	Year Ended
to September 30,	September 30,	September 30,	September 30,	September 30,
2011	2011	2010	2011	2010

$6	$2,061	$2,155	$384	$688
(298)	(722)	(3,922)	5,506	5,780
(2,855)	2,041	9,501	(4,121)	3,161

(3,147)	3,380	7,734	1,769	9,629

—	(690)	(855)	(590)	(614)
—	—	—	(6)	(11)
—	(138)	(148)	(4)	(6)
—	(1,131)	(1,200)	—	—

—	(1,959)	(2,203)	(600)	(631)

256	(2,286)	(53,591)	(5,293)	(3,220)
—	—	—	(416)	(288)
121	(1,230)	499	(4)	(91)
18,765	(3,830)	33,028	—	—

19,142	(7,346)	(20,064)	(5,713)	(3,599)

15,995	(5,925)	(14,533)	(4,544)	5,399

—	69,048	83,581	61,188	55,789

$15,995	$63,123	$69,048	$56,644	$61,188

$20	$215	$116	$214	$1,210
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)

	Global Real Estate		Greater Asia ex Japan
	Securities Fund		Opportunities Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$120	$58	$44	$78
Net realized gain (loss)	167	112	381	1,429
Net change in unrealized appreciation (depreciation)	(928)	378	(1,057)	975

Increase (decrease) in net assets resulting from operations	(641)	548	(632)	2,482

From Distributions to Shareholders
Net investment income, Class A	(132)	(136)	(77)	(66)
Net investment income, Class B	—	—	—	—
Net investment income, Class C	(12)	(16)	—	(1)
Net investment income, Class I	(22)	(44)	(2)	(2)
Net realized short-term gains, Class A	(57)	(54)	(1,159)	(159)
Net realized short-term gains, Class C	(6)	(7)	(26)	(3)
Net realized short-term gains, Class I	(9)	(17)	(26)	(3)
Net realized long-term gains, Class A	(27)	(3)	(243)	—
Net realized long-term gains, Class C	(3)	— (1)	(5)	—
Net realized long-term gains, Class I	(4)	(1)	(5)	—

Decrease in net assets from distributions to shareholders	(272)	(278)	(1,543)	(234)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	3,570	717	960	1,746
Change in net assets from share transactions, Class B	—	—	—	—
Change in net assets from share transactions, Class C	298	47	(158)	224
Change in net assets from share transactions, Class I	(17)	435	36	24

Increase (decrease) in net assets from share transactions	3,851	1,199	838	1,994

Net increase (decrease) in net assets	2,938	1,469	(1,337)	4,242

Net Assets
Beginning of period	3,432	1,963	10,933	6,691

End of period	$6,370	$3,432	$9,596	$10,933

Accumulated undistributed net investment income (loss) at end of period	$(76)	$(72)	$12	$204

(1)	Amount is less than $500.
See Notes to Financial Statements

Greater European
Opportunities Fund		High Yield Fund		International Equity Fund
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
2011	2010	2011	2010	2011	2010

$66	$97	$6,973	$7,136	$523	$2
65	715	2,806	5,255	66	2
(242)	(449)	(10,310)	1,031	(1,660)	38

(111)	363	(531)	13,422	(1,071)	42

(99)	(71)	(6,751)	(6,934)	(2)	—
—	—	(36)	(57)	—	—
(2)	(2)	(137)	(131)	(1)	—
(3)	(2)	—	—	(212)	—
(96)	(203)	—	—	—	—
(3)	(7)	—	—	—	—
(3)	(4)	—	—	—	—
(341)	—	—	—	—	—
(11)	—	—	—	—	—
(10)	—	—	—	—	—

(568)	(289)	(6,924)	(7,122)	(215)	—

574	(1,673)	(7,545)	4,645	952	100
—	—	(226)	(410)	—	—
22	(56)	80	409	— (1)	100
91	6	—	—	11,801	7,030

687	(1,723)	(7,691)	4,644	12,753	7,230

8	(1,649)	(15,146)	10,944	11,467	7,272

4,913	6,562	104,108	93,164	7,272	—

$4,921	$4,913	$88,962	$104,108	$18,739	$7,272

$28	$69	$186	$135	$293	$3
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)

	International
	Real Estate Securities Fund		Market Neutral Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$1,681	$900	$(1,901)	$(2,047)
Net realized gain (loss)	1,138	(448)	(935)	8,443
Net change in unrealized appreciation (depreciation)	(6,401)	3,134	(4,875)	(5,768)

Increase (decrease) in net assets resulting from operations	(3,582)	3,586	(7,711)	628

From Distributions to Shareholders
Net investment income, Class A	(282)	(145)	—	—
Net investment income, Class B	—	—	—	—
Net investment income, Class C	(56)	(35)	—	—
Net investment income, Class I	(2,445)	(2,179)	—	—
Net realized short-term gains, Class A	—	—	—	—
Net realized short-term gains, Class C	—	—	—	—
Net realized short-term gains, Class I	—	—	—	—
Net realized long-term gains, Class A	—	—	(484)	—
Net realized long-term gains, Class B	—	—	(16)	—
Net realized long-term gains, Class C	—	—	(115)	—
Net realized long-term gains, Class I	—	—	(1,925)	—
Tax return of capital, Class A	—	—	—	—
Tax return of capital, Class C	—	—	—	—
Tax return of capital, Class I	—	—	—	—

Decrease in net assets from distributions to shareholders	(2,783)	(2,359)	(2,540)	—

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	1,447	(28,793)	(8,750)	(57,358)
Change in net assets from share transactions, Class B	—	—	(343)	(765)
Change in net assets from share transactions, Class C	714	64	(1,416)	(182)
Change in net assets from share transactions, Class I	5,809	21,860	(34,968)	69,968

Increase (decrease) in net assets from share transactions	7,970	(6,869)	(45,477)	11,663

Net increase (decrease) in net assets	1,605	(5,642)	(55,728)	12,291

Net Assets
Beginning of period	27,020	32,662	92,909	80,618

End of period	$28,625	$27,020	$37,181	$92,909

Accumulated undistributed net investment income (loss) at end of period	$(691)	$(750)	$(12)	$(7)
See Notes to Financial Statements

Multi-Sector
Fixed Income Fund		Senior Floating Rate Fund
Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,
2011	2010	2011	2010

$13,227	$12,426	$14,825	$7,795
5,461	4,738	(430)	2,075
(17,122)	10,174	(20,018)	(1,224)

1,566	27,338	(5,623)	8,646

(8,833)	(7,296)	(8,608)	(4,573)
(716)	(762)	—	—
(3,861)	(2,891)	(2,899)	(897)
(941)	(1,149)	(3,964)	(2,034)
—	—	(882)	(551)
—	—	(281)	(103)
—	—	(307)	(552)
—	—	(132)	—
—	—	(43)	—
—	—	(47)	—
—	—	(2,534)	—
—	—	(1,032)	—
—	—	(1,093)	—
—	—		—

(14,351)	(12,098)	(21,822)	(8,710)

18,567	(4,905)	131,559	45,570
(2,385)	(745)	—	—
12,197	16,774	69,106	27,500
16,230	6,417	44,829	32,458

44,609	17,541	245,494	105,528

31,824	32,781	218,049	105,464

209,399	176,618	161,585	56,121

$241,223	$209,399	$379,634	$161,585

$409	$1,031	$—	$306
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

												Ratio		Ratio of Gross Expenses to Average	Ratio of Net
												of Net		Net	Investment
	Net		Net		Dividends	Distributions		Change	Net		Net	Operating		Assets	Income
	Asset	Net	Realized	Total	from	from		in	Asset		Assets,	Expenses		(before	(Loss) to
	Value,	Investment	and	from	Net	Net		Net	Value,		End of	to Average		waivers	Average	Portfolio
	Beginning	Income	Unrealized	Investment	Investment	Realized	Total	Asset	End of	Total	Period	Net		and	Net	Turnover
	of Period	(Loss)(2)	Gain (Loss)	Operations	Income	Gains	Distributions	Value	Period	Return(1)	(in thousands)	Assets(8)		reimbursements)(8)	Assets	Rate

Bond Fund

Class A
10/1/10 to 9/30/11	$11.18	0.46	(0.21)	0.25	(0.47)	—	(0.47)	(0.22)	$10.96	2.39%	$64,449	0.85%		1.04%	4.16%	169%
10/1/09 to 9/30/10	10.57	0.46	0.62	1.08	(0.47)	—	(0.47)	0.61	11.18	10.42	67,147	0.84	(10)	0.98	4.26	160%
10/1/08 to 9/30/09	9.75	0.42	0.82	1.24	(0.42)	—	(0.42)	0.82	10.57	13.12	66,232	0.85		1.01	4.15	274
10/1/07 to 9/30/08	10.21	0.42	(0.45)	(0.03)	(0.43)	—	(0.43)	(0.46)	9.75	(0.49)	23,823	1.12	(7)	1.17	4.10	325
10/1/06 to 9/30/07	10.27	0.44	(0.05)	0.39	(0.45)	—	(0.45)	(0.06)	10.21	4.09	29,077	1.12		1.12	4.25	266

Class B
10/1/10 to 9/30/11	$10.93	0.37	(0.20)	0.17	(0.39)	—	(0.39)	(0.22)	$10.71	1.64%	$1,171	1.60%		1.80%	3.38%	169%
10/1/09 to 9/30/10	10.34	0.37	0.60	0.97	(0.38)	—	(0.38)	0.59	10.93	9.60	2,812	1.59	(10)	1.72	3.50	160
10/1/08 to 9/30/09	9.55	0.34	0.80	1.14	(0.35)	—	(0.35)	0.79	10.34	12.23	4,212	1.59		1.75	3.52	274
10/1/07 to 9/30/08	10.01	0.33	(0.43)	(0.10)	(0.36)	—	(0.36)	(0.46)	9.55	(1.23)	4,075	1.87	(7)	1.92	3.35	325
10/1/06 to 9/30/07	10.07	0.35	(0.04)	0.31	(0.37)	—	(0.37)	(0.06)	10.01	3.26	4,294	1.87		1.87	3.49	266

Class C
10/1/10 to 9/30/11	$10.96	0.37	(0.19)	0.18	(0.39)	—	(0.39)	(0.21)	$10.75	1.63%	$7,984	1.60%		1.79%	3.41%	169%
10/1/09 to 9/30/10	10.37	0.37	0.60	0.97	(0.38)	—	(0.38)	0.59	10.96	9.57	8,663	1.59	(10)	1.73	3.50	160
10/1/08 to 9/30/09	9.58	0.34	0.80	1.14	(0.35)	—	(0.35)	0.79	10.37	12.19	8,048	1.59		1.75	3.43	274
10/1/07 to 9/30/08	10.04	0.31	(0.41)	(0.10)	(0.36)	—	(0.36)	(0.46)	9.58	(1.14)	2,839	1.86	(7)	1.92	3.33	325
10/1/06 to 9/30/07	10.09	0.35	(0.03)	0.32	(0.37)	—	(0.37)	(0.05)	10.04	3.25	1,534	1.87		1.87	3.50	266

Class I
10/1/10 to 9/30/11	$11.30	0.49	(0.19)	0.30	(0.50)	—	(0.50)	(0.20)	$11.10	2.67%	$76,169	0.60%		0.79%	4.39%	169%
10/1/09 to 9/30/10	10.68	0.49	0.62	1.11	(0.49)	—	(0.49)	0.62	11.30	10.65	120,459	0.59	(10)	0.73	4.51	160
10/1/08 to 9/30/09	9.86	0.45	0.83	1.28	(0.46)	—	(0.46)	0.82	10.68	13.34	144,835	0.59		0.75	4.52	274
10/1/07 to 9/30/08	10.32	0.53	(0.54)	(0.01)	(0.45)	—	(0.45)	(0.46)	9.86	(0.16)	141,830	0.76	(7)	0.85	4.38	325
10/1/06 to 9/30/07	10.36	0.46	(0.02)	0.44	(0.48)	—	(0.48)	(0.04)	10.32	4.32	52,044	0.87		0.87	4.49	266

CA Tax-Exempt Bond Fund

Class A
10/1/10 to 9/30/11	$12.34	0.48	(0.04)	0.44	(0.48)	—	(0.48)	(0.04)	$12.30	3.75%	$29,688	0.85%		1.05%	4.04%	12%
10/1/09 to 9/30/10	12.29	0.48	0.04	0.52	(0.47)	—	(0.47)	0.05	12.34	4.43	31,945	0.85		1.03	3.94	10
10/1/08 to 9/30/09	11.41	0.47	0.90	1.37	(0.48)	(0.01)	(0.49)	0.88	12.29	12.31	33,728	0.85		1.02	4.10	8
10/1/07 to 9/30/08	12.09	0.46	(0.68)	(0.22)	(0.46)	—	(0.46)	(0.68)	11.41	(1.94)	34,197	0.85		1.01	3.82	10
5/1/07 to 9/30/07	12.26	0.19	(0.17)	0.02	(0.18)	(0.01)	(0.19)	(0.17)	12.09	0.18 (4)	39,094	0.88	(3)	1.05 (3)	3.74 (3)	4 (4)
5/1/06 to 4/30/07	12.19	0.47	0.18	0.65	(0.48)	(0.10)	(0.58)	0.07	12.26	5.40	42,243	0.87		1.10	3.81	19
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

															Ratio of
															Gross
															Expenses		Ratio of
													Ratio		to Average		Net
													of Net		Net		Investment
	Net		Net		Dividends	Distributions		Change	Net			Net	Operating		Assets		Income
	Asset	Net	Realized	Total	from	from		in	Asset			Assets,	Expenses		(before		(Loss) to
	Value,	Investment	and	from	Net	Net		Net	Value,			End of	to Average		waivers		Average		Portfolio
	Beginning	Income	Unrealized	Investment	Investment	Realized	Total	Asset	End of	Total		Period	Net		and		Net		Turnover
	of Period	(Loss)(2)	Gain (Loss)	Operations	Income	Gains	Distributions	Value	Period	Return(1)		(in thousands)	Assets(8)		reimbursements(8)		Assets		Rate

CA Tax-Exempt Bond Fund (Continued)

Class I
10/1/10 to 9/30/11	$12.33	0.51	(0.04)	0.47	(0.51)	—	(0.51)	(0.04)	$12.29	4.01%		$27,417	0.60%		0.80%		4.29%		12%
10/1/09 to 9/30/10	12.28	0.51	0.04	0.55	(0.50)	—	(0.50)	0.05	12.33	4.69		28,169	0.60		0.78		4.19		10
10/1/08 to 9/30/09	11.41	0.50	0.88	1.38	(0.50)	(0.01)	(0.51)	0.87	12.28	12.50		25,624	0.60		0.77		4.35		8
10/1/07 to 9/30/08	12.08	0.49	(0.67)	(0.18)	(0.49)	—	(0.49)	(0.67)	11.41	(1.61)		27,893	0.60		0.76		4.07		10
5/1/07 to 9/30/07	12.25	0.20	(0.17)	0.03	(0.19)	(0.01)	(0.20)	(0.17)	12.08	0.30	(4)	28,277	0.64	(3)	0.80	(3)	3.99	(3)	4	(4)
9/29/06(6) to 4/30/07	12.43	0.28	(0.06)	0.22	(0.30)	(0.10)	(0.40)	(0.18)	12.25	1.79	(4)	28,952	0.64	(3)	0.79	(3)	3.90	(3)	19	(4)

Global Commodities Stock Fund

Class A
3/15/11(6) to 9/30/11	$10.00	(0.01)	(1.83)	(1.84)	—	—	—	(1.84)	$8.16	(18.40)	%(4)	$204	1.65	%(3)	5.40	%(3)	(0.14	)%(3)	32	%(4)

Class C
3/15/11(6) to 9/30/11	$10.00	(0.05)	(1.82)	(1.87)	—	—	—	(1.87)	$8.13	(18.70)	%(4)	$99	2.40	%(3)	6.73	%(3)	(0.90	)%(3)	32	%(4)

Class I
3/15/11(6) to 9/30/11	$10.00	0.01	(1.84)	(1.83)	—	—	—	(1.83)	$8.17	(18.30)	%(4)	$15,692	1.40	%(3)	2.92	%(3)	0.14	%(3)	32	%(4)

Global Infrastructure Fund

Class A
10/1/10 to 9/30/11	$10.71	0.33	0.25	0.58	(0.32)	—	(0.32)	0.26	$10.97	5.40%		$23,120	1.34%		1.34%		2.89%		16%
10/1/09 to 9/30/10	9.97	0.26	0.77	1.03	(0.29)	—	(0.29)	0.74	10.71	10.48		24,794	1.33		1.33		2.51		22
10/1/08 to 9/30/09	10.91	0.31	(0.87)	(0.56)	(0.30)	(0.08)	(0.38)	(0.94)	9.97	(4.76)		77,049	1.31		1.33		3.50		46
10/1/07 to 9/30/08	13.70	0.31	(2.31)	(2.00)	(0.28)	(0.51)	(0.79)	(2.79)	10.91	(15.63)		75,664	1.15		1.22		2.39		60
5/1/07 to 9/30/07	13.66	0.18	0.23	0.41	(0.23)	(0.14)	(0.37)	0.04	13.70	3.02	(4)	57,938	1.19	(3)	1.25	(3)	3.23	(3)	29	(4)
5/1/06 to 4/30/07	10.60	0.44	3.03	3.47	(0.41)	—	(0.41)	3.06	13.66	33.74		51,190	1.17		1.40		3.64		21

Class C
10/1/10 to 9/30/11	$10.69	0.24	0.26	0.50	(0.24)	—	(0.24)	0.26	$10.95	4.51%		$6,138	2.09%		2.09%		2.11%		16%
10/1/09 to 9/30/10	9.95	0.20	0.75	0.95	(0.21)	—	(0.21)	0.74	10.69	9.70		7,160	2.10		2.10		1.98		22
10/1/08 to 9/30/09	10.89	0.26	(0.89)	(0.63)	(0.23)	(0.08)	(0.31)	(0.94)	9.95	(5.49)		6,188	2.09		2.10		2.85		46
10/1/07 to 9/30/08	13.66	0.23	(2.31)	(2.08)	(0.18)	(0.51)	(0.69)	(2.77)	10.89	(16.18)		1,856	1.90		1.97		1.72		60
5/1/07 to 9/30/07	13.62	0.14	0.22	0.36	(0.18)	(0.14)	(0.32)	0.04	13.66	2.72	(4)	1,964	1.95	(3)	2.00	(3)	2.47	(3)	29	(4)
5/1/06 to 4/30/07	10.57	0.37	3.01	3.38	(0.33)	—	(0.33)	3.05	13.62	32.55		1,769	1.91		2.19		3.11		21
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

															Ratio of
															Gross
															Expenses	Ratio of
													Ratio		to Average	Net
													of Net		Net	Investment
	Net		Net		Dividends	Distributions		Change	Net			Net	Operating		Assets	Income
	Asset	Net	Realized	Total	from	from		in	Asset			Assets,	Expenses		(before	(Loss) to
	Value,	Investment	and	from	Net	Net		Net	Value,			End of	to Average		waivers	Average		Portfolio
	Beginning	Income	Unrealized	Investment	Investment	Realized	Total	Asset	End of	Total		Period	Net		and	Net		Turnover
	of Period	(Loss)(2)	Gain (Loss)	Operations	Income	Gains	Distributions	Value	Period	Return(1)		(in thousands)	Assets(8)		reimbursements)(8)	Assets		Rate

Global Infrastructure Fund (Continued)

Class I
10/1/10 to 9/30/11	$10.72	0.36	0.24	0.60	(0.35)	—	(0.35)	0.25	$10.97	5.56%		$33,865	1.09%		1.09%	3.16%		16%
10/1/09 to 9/30/10	9.96	0.31	0.76	1.07	(0.31)	—	(0.31)	0.76	10.72	10.96		37,094	1.10		1.10	3.04		22
10/1/08 to 9/30/09	10.90	0.34	(0.87)	(0.53)	(0.33)	(0.08)	(0.41)	(0.94)	9.96	(4.54)		344	1.09		1.10	3.80		46
6/6/08(6) to 9/30/08	13.41	0.07	(2.40)	(2.33)	(0.18)	—	(0.18)	(2.51)	10.90	(17.51	)(4)	82	0.90	(3)	1.01 (3)	1.83	(3)	60	(4)

Global Opportunities Fund

Class A
10/1/10 to 9/30/11	$7.79	0.05	0.15	0.20	(0.08)	—	(0.08)	0.12	$7.91	2.54%		$54,916	1.55%		1.67%	0.65%		56%
10/1/09 to 9/30/10	6.67	0.09	1.11	1.20	(0.08)	—	(0.08)	1.12	7.79	18.09		59,088	1.57	(7)	1.66	1.21		78
10/1/08 to 9/30/09	7.82	0.07	(1.14)	(1.07)	(0.08)	—	(0.08)	(1.15)	6.67	(13.53)		53,644	1.86		1.86	1.16		168
10/1/07 to 9/30/08	11.59	0.13	(3.59)	(3.46)	(0.09)	(0.22)	(0.31)	(3.77)	7.82	(30.50)		73,003	1.65		1.65	1.31		62
7/1/07 to 9/30/07	12.15	0.02	0.20	0.22	(0.08)	(0.70)	(0.78)	(0.56)	11.59	1.93	(4)	116,983	1.60	(3)	1.60 (3)	0.59	(3)	15	(4)
7/1/06 to 6/30/07	9.86	0.11	2.30	2.41	(0.12)	—	(0.12)	2.29	12.15	24.61		117,709	1.61		1.64	1.01		74

Class B
10/1/10 to 9/30/11	$6.97	(0.01)	0.13	0.12	(0.03)	—	(0.03)	0.09	$7.06	1.76%		$915	2.30%		2.42%	(0.14)%		56%
10/1/09 to 9/30/10	6.00	0.03	0.99	1.02	(0.05)	—	(0.05)	0.97	6.97	17.09		1,294	2.32	(7)	2.41	0.43		78
10/1/08 to 9/30/09	7.06	0.02	(1.02)	(1.00)	(0.06)	—	(0.06)	(1.06)	6.00	(14.10)		1,369	2.61		2.61	0.35		168
10/1/07 to 9/30/08	10.48	0.04	(3.22)	(3.18)	(0.02)	(0.22)	(0.24)	(3.42)	7.06	(30.93)		2,379	2.39		2.39	0.49		62
7/1/07 to 9/30/07	11.04	— (5)	0.18	0.18	(0.04)	(0.70)	(0.74)	(0.56)	10.48	1.65	(4)	4,945	2.35	(3)	2.35 (3)	(0.15	)(3)	15	(4)
7/1/06 to 6/30/07	8.98	0.02	2.10	2.12	(0.06)	—	(0.06)	2.06	11.04	23.76		5,074	2.36		2.39	0.22		74

Class C
10/1/10 to 9/30/11	$6.93	(0.01)	0.13	0.12	(0.03)	—	(0.03)	0.09	$7.02	1.77%		$813	2.30%		2.42%	(0.11)%		56%
10/1/09 to 9/30/10	5.97	0.03	0.98	1.01	(0.05)	—	(0.05)	0.96	6.93	17.01		806	2.32	(7)	2.41	0.48		78
10/1/08 to 9/30/09	7.03	0.02	(1.02)	(1.00)	(0.06)	—	(0.06)	(1.06)	5.97	(14.16)		776	2.62		2.62	0.37		168
10/1/07 to 9/30/08	10.44	0.05	(3.22)	(3.17)	(0.02)	(0.22)	(0.24)	(3.41)	7.03	(30.95)		1,149	2.40		2.40	0.55		62
7/1/07 to 9/30/07	11.01	— (5)	0.17	0.17	(0.04)	(0.70)	(0.74)	(0.57)	10.44	1.67	(4)	1,857	2.35	(3)	2.35 (3)	(0.15	)(3)	15	(4)
7/1/06 to 6/30/07	8.95	0.02	2.10	2.12	(0.06)	—	(0.06)	2.06	11.01	23.74		1,838	2.36		2.38	0.23		74
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

															Ratio of
															Gross
															Expenses	Ratio of
													Ratio		to Average	Net
													of Net		Net	Investment
	Net		Net		Dividends	Distributions		Change	Net			Net	Operating		Assets	Income
	Asset	Net	Realized	Total	from	from		in	Asset			Assets,	Expenses		(before	(Loss) to
	Value,	Investment	and	from	Net	Net		Net	Value,			End of	to Average		waivers	Average		Portfolio
	Beginning	Income	Unrealized	Investment	Investment	Realized	Total	Asset	End of	Total		Period	Net		and	Net		Turnover
	of Period	(Loss)(2)	Gain (Loss)	Operations	Income	Gains	Distributions	Value	Period	Return(1)		(in thousands)	Assets(8)		reimbursements)(8)	Assets		Rate

Global Real Estate Securities Fund

Class A
10/1/10 to 9/30/11	$19.84	0.50	(0.90)	(0.40)	(1.01)	(0.65)	(1.66)	(2.06)	$17.78	(2.57)%		$5,275	1.40%		3.16%	2.48%		41%
10/1/09 to 9/30/10	18.33	0.40	3.31	3.71	(1.55)	(0.65)	(2.20)	1.51	19.84	22.42		2,492	1.40		4.07	2.21		28
3/2/09(6) to 9/30/09	10.00	0.30	8.03	8.33	—	—	—	8.33	18.33	83.30	(4)	1,586	1.40	(3)	9.62 (3)	3.68	(3)	29	(4)

Class C
10/1/10 to 9/30/11	$19.67	0.35	(0.88)	(0.53)	(0.84)	(0.65)	(1.49)	(2.02)	$17.65	(3.25)%		$486	2.15%		3.91%	1.73%		41%
10/1/09 to 9/30/10	18.25	0.27	3.29	3.56	(1.49)	(0.65)	(2.14)	1.42	19.67	21.55		262	2.15		4.83	1.50		28
3/2/09(6) to 9/30/09	10.00	0.24	8.01	8.25	—	—	—	8.25	18.25	82.50	(4)	194	2.15	(3)	10.45 (3)	2.94	(3)	29	(4)

Class I
10/1/10 to 9/30/11	$19.91	0.63	(0.97)	(0.34)	(1.07)	(0.65)	(1.72)	(2.06)	$17.85	(2.26)%		$609	1.15%		2.92%	3.07%		41%
10/1/09 to 9/30/10	18.36	0.47	3.30	3.77	(1.57)	(0.65)	(2.22)	1.55	19.91	22.77		678	1.15		3.90	2.63		28
3/2/09(6) to 9/30/09	10.00	0.32	8.04	8.36	—	—	—	8.36	18.36	83.60	(4)	183	1.15	(3)	6.04 (3)	3.93	(3)	29	(4)

Greater Asia ex Japan Opportunities Fund

Class A
10/1/10 to 9/30/11	$16.89	0.06	(1.09)	(1.03)	(0.10)	(1.83)	(1.93)	(2.96)	$13.93	(6.88)%		$9,125	1.80%		3.06%	0.39%		60%
10/1/09 to 9/30/10	13.01	0.14	4.19	4.33	(0.13)	(0.32)	(0.45)	3.88	16.89	34.27		10,305	1.80		3.05	1.00		78
4/21/09(6) to 9/30/09	10.00	0.10	2.91	3.01	—	—	—	3.01	13.01	30.10	(4)	6,431	1.80	(3)	3.78 (3)	1.88	(3)	26	(4)

Class C
10/1/10 to 9/30/11	$16.77	(0.07)	(1.08)	(1.15)	—	(1.83)	(1.83)	(2.98)	$13.79	(7.61)%		$223	2.55%		3.81%	(0.47)%		60%
10/1/09 to 9/30/10	12.96	0.07	4.16	4.23	(0.10)	(0.32)	(0.42)	3.81	16.77	33.39		430	2.55		3.83	0.46		78
4/21/09(6) to 9/30/09	10.00	0.06	2.90	2.96	—	—	—	2.96	12.96	29.60	(4)	130	2.55	(3)	4.54 (3)	1.12	(3)	26	(4)

Class I
10/1/10 to 9/30/11	$16.94	0.08	(1.06)	(0.98)	(0.14)	(1.83)	(1.97)	(2.95)	$13.99	(6.57)%		$248	1.55%		2.78%	0.50%		60%
10/1/09 to 9/30/10	13.02	0.18	4.21	4.39	(0.15)	(0.32)	(0.47)	3.92	16.94	34.69		198	1.55		2.80	1.25		78
4/21/09(6) to 9/30/09	10.00	0.11	2.91	3.02	—	—	—	3.02	13.02	30.20	(4)	130	1.55	(3)	3.54 (3)	2.11	(3)	26	(4)

Greater European Opportunities Fund

Class A
10/1/10 to 9/30/11	$13.56	0.17	(0.36)	(0.19)	(0.29)	(1.28)	(1.57)	(1.76)	$11.80	(2.09)%		$4,571	1.45%		3.03%	1.26%		46%
10/1/09 to 9/30/10	12.97	0.21	0.95	1.16	(0.15)	(0.42)	(0.57)	0.59	13.56	9.14		4,629	1.45		2.75	1.60		48
4/21/09(6) to 9/30/09	10.00	0.12	2.85	2.97	—	—	—	2.97	12.97	29.70	(4)	6,236	1.45	(3)	3.60 (3)	2.38	(3)	14	(4)

Class C
10/1/10 to 9/30/11	$13.45	0.07	(0.36)	(0.29)	(0.19)	(1.28)	(1.47)	(1.76)	$11.69	(2.77)%		$144	2.20%		3.78%	0.53%		46%
10/1/09 to 9/30/10	12.93	0.07	0.98	1.05	(0.11)	(0.42)	(0.53)	0.52	13.45	8.28		142	2.20		3.50	0.56		48
4/21/09(6) to 9/30/09	10.00	0.07	2.86	2.93	—	—	—	2.93	12.93	29.30	(4)	196	2.20	(3)	4.27 (3)	1.31	(3)	14	(4)
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

														Ratio of
														Gross
														Expenses	Ratio of
												Ratio		to Average	Net
											Net	of Net		Net	Investment
	Net		Net		Dividends	Distributions		Change	Net		Assets,	Operating		Assets	Income
	Asset	Net	Realized	Total	from	from		in	Asset		End of	Expenses		(before	(Loss) to
	Value,	Investment	and	from	Net	Net		Net	Value,		Period	to Average		waivers	Average	Portfolio
	Beginning	Income	Unrealized	Investment	Investment	Realized	Total	Asset	End of	Total	(in	Net		and	Net	Turnover
	of Period	(Loss) (2)	Gain (Loss)	Operations	Income	Gains	Distributions	Value	Period	Return (1)	thousands)	Assets(8)		reimbursements) (8)	Assets	Rate

Greater European Opportunities Fund (Continued)

Class I
10/1/10 to 9/30/11	$13.60	0.17	(0.34)	(0.17)	(0.32)	(1.28)	(1.60)	(1.77)	$11.83	(1.84)%	$206	1.20%		2.78%	1.33%	46%
10/1/09 to 9/30/10	12.98	0.24	0.96	1.20	(0.16)	(0.42)	(0.58)	0.62	13.60	9.48	142	1.20		2.56	1.83	48
4/21/09(6) to 9/30/09	10.00	0.14	2.84	2.98	—	—	—	2.98	12.98	29.80 (4)	130	1.20	(3)	3.34 (3)	2.63 (3)	14	(4)

High Yield Fund

Class A
10/1/10 to 9/30/11	$4.17	0.29	(0.32)	(0.03)	(0.29)	—	(0.29)	(0.32)	$3.85	(0.82)%	$86,530	1.21	%(7)	1.35%	6.93%	106%
10/1/09 to 9/30/10	3.89	0.31	0.28	0.59	(0.31)	—	(0.31)	0.28	4.17	15.43	101,326	1.35		1.35 (3)	7.69	92
10/1/08 to 9/30/09	3.98	0.31	(0.08)	0.23	(0.32)	—	(0.32)	(0.09)	3.89	7.02	90,560	1.37		1.37	8.88	134
10/1/07 to 9/30/08	4.89	0.34	(0.90)	(0.56)	(0.35)	—	(0.35)	(0.91)	3.98	(12.10)	92,907	1.34		1.34	7.41	100
11/1/06 to 9/30/07	4.91	0.30	(0.01)	0.29	(0.31)	—	(0.31)	(0.02)	4.89	6.06 (4)	125,200	1.39	(3)	1.39 (3)	6.59 (3)	102	(4)
11/1/05 to 10/31/06	4.88	0.31	0.05	0.36	(0.33)	—	(0.33)	0.03	4.91	7.52	132,408	1.37		1.37	6.25	161

Class B
10/1/10 to 9/30/11	$4.08	0.25	(0.31)	(0.06)	(0.25)	—	(0.25)	(0.31)	$3.77	(1.66)%	$404	1.96	%(7)	2.10%	6.17%	106%
10/1/09 to 9/30/10	3.82	0.27	0.27	0.54	(0.28)	—	(0.28)	0.26	4.08	14.65	663	2.10		2.10 (3)	6.95	92
10/1/08 to 9/30/09	3.92	0.28	(0.09)	0.19	(0.29)	—	(0.29)	(0.10)	3.82	6.13	1,019	2.12		2.12	8.21	134
10/1/07 to 9/30/08	4.81	0.30	(0.88)	(0.58)	(0.31)	—	(0.31)	(0.89)	3.92	(12.59)	1,366	2.08		2.08	6.63	100
11/1/06 to 9/30/07	4.84	0.26	(0.01)	0.25	(0.28)	—	(0.28)	(0.03)	4.81	5.22 (4)	2,597	2.13	(3)	2.13 (3)	5.78 (3)	102	(4)
11/1/05 to 10/31/06	4.81	0.26	0.06	0.32	(0.29)	—	(0.29)	0.03	4.84	6.83	4,595	2.12		2.12	5.46	161

Class C
10/1/10 to 9/30/11	$4.11	0.25	(0.31)	(0.06)	(0.25)	—	(0.25)	(0.31)	$3.80	(1.65)%	$2,028	1.95	%(7)	2.10%	6.18%	106%
10/1/09 to 9/30/10	3.85	0.27	0.27	0.54	(0.28)	—	(0.28)	0.26	4.11	14.53	2,119	2.10		2.10 (3)	6.93	92
10/1/08 to 9/30/09	3.94	0.28	(0.08)	0.20	(0.29)	—	(0.29)	(0.09)	3.85	6.36	1,585	2.12		2.12	8.06	134
10/1/07 to 9/30/08	4.84	0.30	(0.89)	(0.59)	(0.31)	—	(0.31)	(0.90)	3.94	(12.72)	1,465	2.09		2.09	6.66	100
11/1/06 to 9/30/07	4.87	0.26	(0.01)	0.25	(0.28)	—	(0.28)	(0.03)	4.84	5.20 (4)	2,081	2.14	(3)	2.14 (3)	5.89 (3)	102	(4)
11/1/05 to 10/31/06	4.84	0.27	0.05	0.32	(0.29)	—	(0.29)	0.03	4.87	6.80	1,585	2.12		2.12	5.48	161
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

													Ratio of
													Gross
													Expenses	Ratio of
												Ratio	to Average	Net
											Net	of Net	Net	Investment
	Net		Net		Dividends	Distributions		Change	Net		Assets,	Operating	Assets	Income
	Asset	Net	Realized	Total	from	from		in	Asset		End of	Expenses	(before	(Loss) to
	Value,	Investment	and	from	Net	Net		Net	Value,		Period	to Average	waivers	Average	Portfolio
	Beginning	Income	Unrealized	Investment	Investment	Realized	Total	Asset	End of	Total	(in	Net	and	Net	Turnover
	of Period	(Loss) (2)	Gain (Loss)	Operations	Income	Gains	Distributions	Value	Period	Return (1)	thousands)	Assets (8)	reimbursements) (8)	Assets	Rate

International Equity Fund

Class A
10/1/10 to 9/30/11	$10.17	0.29	(0.57)	(0.28)	(0.10)	—	(0.10)	(0.38)	$9.79	(2.85)%	$952	1.50%	2.11%	2.73%	65%
9/16/10(6) to 9/30/10	10.00	— (5)	0.17	0.17	—	—	—	0.17	10.17	1.70 (4)	102	1.50 (3)	19.64 (3)	1.36 (3)	— (4)

Class C
10/1/10 to 9/30/11	$10.16	0.18	(0.53)	(0.35)	(0.05)	—	(0.05)	(0.40)	$9.76	(3.58)%	$98	2.25%	3.15%	1.70%	65%
9/16/10(6) to 9/30/10	10.00	— (5)	0.16	0.16	—	—	—	0.16	10.16	1.60 (4)	102	2.25 (3)	20.39 (3)	0.61 (3)	— (4)

Class I
10/1/10 to 9/30/11	$10.18	0.34	(0.60)	(0.26)	(0.12)	—	(0.12)	(0.38)	$9.80	(2.62)%	$17,689	1.25%	1.88%	3.16%	65%
9/16/10(6) to 9/30/10	10.00	0.01	0.17	0.18	—	—	—	0.18	10.18	1.70 (4)	7,068	1.25 (3)	19.39 (3)	1.62 (3)	— (4)

International Real Estate Securities Fund

Class A
10/1/10 to 9/30/11	$6.30	0.31	(0.69)	(0.38)	(0.69)	—	(0.69)	(1.07)	$5.23	(7.15)%	$3,243	1.50%	1.77%	5.03%	41%
10/1/09 to 9/30/10	6.00	0.13	0.65	0.78	(0.48)	—	(0.48)	0.30	6.30	14.44	2,474	1.50	1.70	2.21	20
10/1/08 to 9/30/09	6.72	0.21	(0.66)	(0.45)	(0.27)	—	(0.27)	(0.72)	6.00	(5.59)	32,178	1.50	1.66	4.71	54
10/1/07(6) to 9/30/08	10.00	0.21	(3.32)	(3.11)	(0.17)	—	(0.17)	(3.28)	6.72	(31.46)	60,907	1.50	2.11	2.74	8

Class C
10/1/10 to 9/30/11	$6.26	0.24	(0.67)	(0.43)	(0.63)	—	(0.63)	(1.06)	$5.20	(7.90)%	$962	2.25%	2.52%	3.91%	41%
10/1/09 to 9/30/10	6.00	0.13	0.61	0.74	(0.48)	—	(0.48)	0.26	6.26	13.73	494	2.25	2.51	2.28	20
10/1/08 to 9/30/09	6.70	0.19	(0.67)	(0.48)	(0.22)	—	(0.22)	(0.70)	6.00	(6.30)	413	2.25	2.40	4.21	54
10/1/07(6) to 9/30/08	10.00	0.20	(3.38)	(3.18)	(0.12)	—	(0.12)	(3.30)	6.70	(32.09)	141	2.23	3.00	2.52	8

Class I
10/1/10 to 9/30/11	$6.31	0.35	(0.72)	(0.37)	(0.71)	—	(0.71)	(1.08)	$5.23	(7.04)%	$24,420	1.25%	1.52%	5.65%	41%
10/1/09 to 9/30/10	5.99	0.19	0.61	0.80	(0.48)	—	(0.48)	0.32	6.31	14.83	24,052	1.25	1.51 (3)	3.31	20
10/1/08 to 9/30/09	6.72	0.23	(0.67)	(0.44)	(0.29)	—	(0.29)	(0.73)	5.99	(5.43)	71	1.25	1.41	4.87	54
10/1/07(6) to 9/30/08	10.00	0.25	(3.35)	(3.10)	(0.18)	—	(0.18)	(3.28)	6.72	(31.32)	69	1.24	2.16	3.00	8
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

													Ratio of		Ratio of		Ratio of
													Expenses		Expenses		Expenses
													(excluding		(including		(including
													dividends		dividends		dividends
													and interest		and interest		and interest	Ratio of
													on short sales		on short sales		on short sales	Net
												Net	after expense		after expense		before expense	Investment
	Net		Net		Dividends	Distributions		Change	Net			Assets,	waivers and		waivers and		waivers and	Income
	Asset	Net	Realized	Total	from	from		in	Asset			End of	reimbursements)(8)		reimbursements)(8)		reimbursements)(8)	(Loss) to
	Value,	Investment	and	from	Net	Net		Net	Value,			Period	to Average		to Average		to Average	Average		Portfolio
	Beginning	Income	Unrealized	Investment	Investment	Realized	Total	Asset	End of	Total		(in	Net		Net		Net	Net		Turnover
	of Period	(Loss)(2)	Gain (Loss)	Operations	Income	Gains	Distributions	Value	Period	Return (1)		thousands)	Assets		Assets		Assets	Assets		Rate

Market Neutral Fund

Class A
10/1/10 to 9/30/11	$10.57	(0.28)	(0.91)	(1.19)	—	(0.29)	(0.29)	(1.48)	$9.09	(11.59)%		$6,615	1.90%		4.35%		4.65%	(2.79)%		186%
10/1/09 to 9/30/10	10.50	(0.25)	0.32	0.07	—	—	—	0.07	10.57	0.67		17,556	1.82	(7)	3.76	(7)	4.04	(2.33)		155
10/1/08 to 9/30/09	9.81	(0.01)	0.70	0.69	—	—	—	0.69	10.50	7.03		74,749	1.77		4.04		4.23	(0.08)		253
10/1/07 to 9/30/08	10.53	(0.09)	(0.47)	(0.56)	(0.16)	—	(0.16)	(0.72)	9.81	(5.36)		119,387	1.81		3.49		3.84	(0.85)		285
11/1/06 to 9/30/07	11.19	0.14	(0.58)	(0.44)	(0.22)	—	(0.22)	(0.66)	10.53	(3.86	)(4)	54,630	1.91	(3)	3.56	(3)	3.95 (3)	1.45	(3)	394 (4)
11/1/05 to 10/31/06	11.87	0.12	(0.80)	(0.68)	—	—	—	(0.68)	11.19	(5.81)		89,054	2.19		3.63		3.63	1.04		285

Class B
10/1/10 to 9/30/11	$10.04	(0.33)	(0.88)	(1.21)	—	(0.29)	(0.29)	(1.50)	$8.54	(12.42)%		$260	2.65%		5.02%		5.32%	(3.49)%		186%
10/1/09 to 9/30/10	10.06	(0.32)	0.30	(0.02)	—	—	—	(0.02)	10.04	(0.20)		670	2.60	(7)	4.55	(7)	4.83	(3.15)		155
10/1/08 to 9/30/09	9.47	(0.08)	0.67	0.59	—	—	—	0.59	10.06	6.23		1,435	2.52		4.83		5.02	(0.79)		253
10/1/07 to 9/30/08	10.17	(0.12)	(0.49)	(0.61)	(0.09)	—	(0.09)	(0.70)	9.47	(6.04)		1,678	2.55		4.19		4.55	(1.19)		285
11/1/06 to 9/30/07	10.80	0.08	(0.57)	(0.49)	(0.14)	—	(0.14)	(0.63)	10.17	(4.64	)(4)	2,651	2.67	(3)	4.22	(3)	4.63 (3)	0.82	(3)	394 (4)
11/1/05 to 10/31/06	11.55	0.02	(0.77)	(0.75)	—	—	—	(0.75)	10.80	(6.41)		4,338	2.91		4.39		4.39	0.22		285

Class C
10/1/10 to 9/30/11	$10.00	(0.33)	(0.86)	(1.19)	—	(0.29)	(0.29)	(1.48)	$8.52	(12.26)%		$2,330	2.65%		5.07%		5.38%	(3.50)%		186%
10/1/09 to 9/30/10	10.02	(0.32)	0.30	(0.02)	—	—	—	(0.02)	10.00	(0.20)		4,249	2.62	(7)	4.62	(7)	4.90	(3.17)		155
10/1/08 to 9/30/09	9.43	(0.07)	0.66	0.59	—	—	—	0.59	10.02	6.26		4,434	2.52		4.84		5.03	(0.77)		253
10/1/07 to 9/30/08	10.12	(0.12)	(0.49)	(0.61)	(0.08)	—	(0.08)	(0.69)	9.43	(6.04)		4,983	2.55		4.19		4.55	(1.21)		285
11/1/06 to 9/30/07	10.75	0.07	(0.56)	(0.49)	(0.14)	—	(0.14)	(0.63)	10.12	(4.57	)(4)	7,187	2.68	(3)	4.27	(3)	4.68 (3)	0.76	(3)	394 (4)
11/1/05 to 10/31/06	11.49	0.02	(0.76)	(0.74)	—	—	—	(0.74)	10.75	(6.44)		18,377	2.92		4.41		4.41	0.19		285

Class I
10/1/10 to 9/30/11	$10.58	(0.25)	(0.92)	(1.17)	—	(0.29)	(0.29)	(1.46)	$9.12	(11.47)%		$27,976	1.65%		4.03%		4.33%	(2.48)%		186%
10/1/09(6) to 9/30/10	10.49	(0.23)	0.32	0.09	—	—	—	0.09	10.58	0.95	(4)	70,434	1.64	(3)(7)	3.69	(3)(7)	3.97 (3)	(2.20	)(3)	155
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
														Ratio of
														Net
												Ratio	Ratio of	Investment
	Net		Net		Dividends	Distributions		Change	Net		Net	of Net	Gross	Income
	Asset	Net	Realized	Total	from	from		in	Asset		Assets,	Expenses	Expenses	to
	Value,	Investment	and	from	Net	Net		Net	Value,		End of	to Average	to Average	Average	Portfolio
	Beginning	Income	Unrealized	Investment	Investment	Realized	Total	Asset	End of	Total	Period	Net	Net	Net	Turnover
	of Period	(Loss)(2)	Gain (Loss)	Operations	Income	Gains	Distributions	Value	Period	Return(1)	(in thousands)	Assets(8)	Assets(8)	Assets	Rate

Multi-Sector Fixed Income Fund

Class A
10/1/10 to 9/30/11	$10.77	0.66	(0.47)	0.19	(0.72)	—	(0.72)	(0.53)	$10.24	1.58%	$137,395	1.16%	1.16%	6.07%	45%
10/1/09 to 9/30/10	9.96	0.67	0.79	1.46	(0.65)	—	(0.65)	0.81	10.77	15.14	125,962	1.16	1.16	6.46	74
10/1/08 to 9/30/09	9.23	0.59	0.85	1.44	(0.71)	—	(0.71)	0.73	9.96	17.34	121,968	1.16	1.16	6.90	85
10/1/07 to 9/30/08	10.89	0.68	(1.66)	(0.98)	(0.68)	—	(0.68)	(1.66)	9.23	(9.46)	88,744	1.15	1.15	6.54	91
11/1/06 to 9/30/07	10.88	0.56	(0.03)	0.53	(0.52)	—	(0.52)	0.01	10.89	4.95 (4)	113,458	1.19 (3)	1.19 (3)	5.55 (3)	92 (4)
11/1/05 to 10/31/06	10.63	0.59	0.21	0.80	(0.55)	—	(0.55)	0.25	10.88	7.74	113,362	1.17	1.17	5.52	96

Class B
10/1/10 to 9/30/11	$10.75	0.58	(0.47)	0.11	(0.64)	—	(0.64)	(0.53)	$10.22	0.82%	$10,685	1.91%	1.91%	5.31%	45%
10/1/09 to 9/30/10	9.95	0.59	0.79	1.38	(0.58)	—	(0.58)	0.80	10.75	14.20	13,590	1.91	1.91	5.72	74
10/1/08 to 9/30/09	9.22	0.53	0.84	1.37	(0.64)	—	(0.64)	0.73	9.95	16.47	13,276	1.91	1.91	6.18	85
10/1/07 to 9/30/08	10.88	0.60	(1.66)	(1.06)	(0.60)	—	(0.60)	(1.66)	9.22	(10.16)	11,969	1.90	1.90	5.80	91
11/1/06 to 9/30/07	10.87	0.48	(0.02)	0.46	(0.45)	—	(0.45)	0.01	10.88	4.25 (4)	14,205	1.94 (3)	1.94 (3)	4.80 (3)	92 (4)
11/1/05 to 10/31/06	10.61	0.51	0.22	0.73	(0.47)	—	(0.47)	0.26	10.87	7.05	14,147	1.92	1.92	4.78	96

Class C
10/1/10 to 9/30/11	$10.84	0.58	(0.47)	0.11	(0.64)	—	(0.64)	(0.53)	$10.31	0.80%	$70,735	1.91%	1.91%	5.32%	45%
10/1/09 to 9/30/10	10.02	0.59	0.80	1.39	(0.57)	—	(0.57)	0.82	10.84	14.29	62,214	1.91	1.91	5.71	74
10/1/08 to 9/30/09	9.27	0.52	0.87	1.39	(0.64)	—	(0.64)	0.75	10.02	16.59	41,374	1.90	1.90	5.93	85
10/1/07 to 9/30/08	10.94	0.61	(1.68)	(1.07)	(0.60)	—	(0.60)	(1.67)	9.27	(10.20)	16,828	1.90	1.90	5.80	91
11/1/06 to 9/30/07	10.93	0.48	(0.02)	0.46	(0.45)	—	(0.45)	0.01	10.94	4.22 (4)	20,677	1.94 (3)	1.94 (3)	4.81 (3)	92 (4)
11/1/05 to 10/31/06	10.67	0.51	0.22	0.73	(0.47)	—	(0.47)	0.26	10.93	7.00	17,222	1.91	1.91	4.77	96

Class I
10/1/10 to 9/30/11	$10.76	0.69	(0.46)	0.23	(0.75)	—	(0.75)	(0.52)	$10.24	1.93%	$22,408	0.91%	0.91%	6.32%	45%
10/1/09(6) to 9/30/10	9.95	0.70	0.79	1.49	(0.68)	—	(0.68)	0.81	10.76	15.41 (4)	7,633	0.91 (3)	0.91 (3)	6.78 (3)	74
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

																		Ratio of Net
													Net	Ratio		Ratio of		Investment
	Net		Net		Dividends	Distributions			Change	Net			Assets,	of Net		Gross		Income
	Asset	Net	Realized	Total	from	from			in	Asset			End of	Expenses		Expenses		to
	Value,	Investment	and	from	Net	Net			Net	Value,			Period	to Average		to Average		Average	Portfolio
	Beginning	Income	Unrealized	Investment	Investment	Realized	Tax Return	Total	Asset	End of	Total		(in	Net		Net		Net	Turnover
	of Period	(Loss)(2)	Gain (Loss)	Operations	Income	Gains	of Capital	Distributions	Value	Period	Return(1)		thousands)	Assets(8)		Assets(8)		Assets	Rate

Senior Floating Rate Fund

Class A
10/1/10 to 9/30/11	$9.80	0.45	(0.27)	0.18	(0.49)	(0.07)	(0.14)	(0.70)	(0.52)	$9.28	1.62%		$215,427	1.20	%(9)	1.19	%(9)	4.58%	69%
10/1/09 to 9/30/10	9.87	0.67	0.09	0.76	(0.64)	(0.19)	—	(0.83)	(0.07)	9.80	8.05		98,790	1.20	(9)	1.15	(9)	6.86	41
10/1/08 to 9/30/09	9.41	0.54	0.47	1.01	(0.55)	— (5)	—	(0.55)	0.46	9.87	11.74		52,987	1.20		1.33		6.00	63
1/31/08(6) to 9/30/08	10.00	0.41	(0.61)	(0.20)	(0.39)	—	—	(0.39)	(0.59)	9.41	(2.12	)(4)	14,349	1.20	(3)	1.80	(3)	6.25 (3)	27	(4)

Class C
10/1/10 to 9/30/11	$9.81	0.36	(0.26)	0.10	(0.41)	(0.07)	(0.14)	(0.62)	(0.52)	$9.29	0.85%		$92,623	1.95	%(9)	1.94	%(9)	3.69%	69%
10/1/09 to 9/30/10	9.87	0.59	0.10	0.69	(0.56)	(0.19)	—	(0.75)	(0.06)	9.81	7.35		30,116	1.95	(9)	1.92	(9)	6.02	41
10/1/08 to 9/30/09	9.41	0.44	0.51	0.95	(0.49)	— (5)	—	(0.49)	0.46	9.87	10.94		2,740	1.95		2.05		4.82	63
1/31/08(6) to 9/30/08	10.00	0.37	(0.61)	(0.24)	(0.35)	—	—	(0.35)	(0.59)	9.41	(2.59	)(4)	359	1.95	(3)	2.57	(3)	5.58 (3)	27	(4)

Class I
10/1/10 to 9/30/11	$9.80	0.46	(0.27)	0.19	(0.51)	(0.07)	(0.14)	(0.72)	(0.53)	$9.27	1.78%		$71,584	0.95	%(9)	0.93	% (9)	4.67%	69%
10/1/09 to 9/30/10	9.86	0.64	0.15	0.79	(0.66)	(0.19)	—	(0.85)	(0.06)	9.80	8.44		32,679	0.95	(9)	0.89	(9)	6.56	41
10/1/08 to 9/30/09	9.41	0.58	0.45	1.03	(0.58)	— (5)	—	(0.58)	0.45	9.86	11.94		394	0.95		1.13		6.54	63
1/31/08(6) to 9/30/08	10.00	0.43	(0.61)	(0.18)	(0.41)	—	—	(0.41)	(0.59)	9.41	(1.96	)(4)	232	0.95	(3)	1.56	(3)	6.51 (3)	27	(4)

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.

(2)	Computed using average shares outstanding.

(3)	Annualized.

(4)	Not annualized.

(5)	Amount is less than $0.005.

(6)	Inception date.

(7)	Due to a change in expense ratio, the ratio shown is a blended expense ratio.

(8)	The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.

(9)	See Note 3C in the Notes to Financial Statements for information on recapture of expenses previously waived.

(10)	Includes extraordinary expenses.
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2011
1.	Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.

As of the date of this report, 22 funds are offered for sale (each a “Fund”), of which 14 are reported in this annual report. Each Fund’s investment objective is outlined on the respective Fund’s summary page.

All the Funds offer Class A and Class C shares with the exception of the CA Tax-Exempt Bond Fund which does not offer Class C shares. All Funds with the exception of the Global Opportunities Fund and the High Yield Fund, offer Class I shares. Class B shares are no longer available for purchase by new or existing shareholders, except for existing shareholders through Qualifying Transactions (for more information regarding Qualifying Transactions, refer to the prospectus).

Class A shares of the Bond Fund, CA Tax-Exempt Bond Fund, High Yield Fund, Multi-Sector Fixed Income Fund and Senior Floating Rate Fund are sold with a front-end sales charge of up to 4.75% with some exceptions. Class A shares of the remaining Funds are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% — 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were generally sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are generally sold with a 1% (1.25% for the Market Neutral Fund) CDSC if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board approved 12b-1 and/or shareholder servicing plan and has exclusive voting rights with respect to this plan. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security valuation:

Security valuation procedures for the Funds have been approved by the Board. All internally fair valued securities, referred to below, are approved by a valuation committee appointed under the direction of the Board.

The Funds utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.
•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these foreign markets. In such cases the Funds fair value foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the adviser are generally categorized as Level 3 in the hierarchy.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include Forward Currency Contracts and Equity Linked Instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of business of the NYSE (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

The Funds value their investments in the BlackRock Institutional Money Market Trust (“IMM Trust”) at fair value, which is based upon the net asset value of the IMM Trust, calculated each day that the NYSE is open for business. Investments held by the IMM Trust are valued using amortized cost and the IMM Trust intends to comply with relevant maturity, portfolio quality and diversification requirements set forth in Rule 2a-7 (“2a-7”), as well as monitoring procedures called for by 2a-7. The IMM Trust is not registered under the 1940 Act, and is categorized as Level 2 in the hierarchy.

Short-term Notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Funds’ major categories of assets and liabilities, which primarily includes investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security transactions and related income:

Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

Dividend income is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income taxes:

Each Fund is treated as a separate taxable entity. It is the intent of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2011, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2008 forward (with limited exceptions).

D.	Distributions to shareholders:

Distributions are recorded by each Fund on the ex-dividend date. For the CA Tax-Exempt Fund and the Multi-Sector Fixed Income Fund income distributions are declared and recorded daily and distributed monthly. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses:

Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately used.

In addition to the Net Annual Operating Expenses that the Funds bear directly, the shareholders of the Funds indirectly bear the pro-rata expenses of the underlying mutual funds in which certain funds invest.

F.	Foreign currency translation:

Foreign securities and other foreign assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from changes in exchange rates or from fluctuations which arise due to changes in the market prices of securities.

G.	Derivative financial instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Funds.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
Forward Currency Contracts: A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss in the Statement of Operations. When the contract is closed or offset with the same counterparty, on settlement date, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as net realized gain (loss) from foreign currency transactions.
Funds enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Funds also, from time to time, hedge the currency exposure of foreign denominated securities, held in the portfolio, back to U.S. dollars during perceived times of U.S. dollar strength. This is done in order to protect U.S. dollar value of the portfolio. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.
Warrants and Rights: Certain Funds hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.
The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of September 30, 2011 ($ reported in thousands):

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity Contracts	Investment in securities at value	—

Foreign exchange contracts	Unrealized appreciation on forward	Unrealized depreciation on forward
	currency contracts	currency contracts

	Asset Derivative Fair Value
	Total Value at	Foreign Exchange
	September 30, 2011	Contracts
International Equity Fund	$166	$166

	Liability Derivative Fair Value
	Total Value at	Foreign Exchange
	September 30, 2011	Contracts
International Equity Fund	$(19)	$(19)
For the year ended September 30, 2011, the Funds’ average volume of derivative activities is as follows:

	Forward Currency	Forward Currency
	Contracts - Purchased(1)	Contracts - Sold(2)
Global Opportunities Fund	$2,975	$(4,265)
Greater Asia ex Japan Opportunities Fund	438	(454)
Greater European Opportunities Fund	1,413	(1,891)
International Equity Fund	92	(1,657)

(1)	Value at Settlement Date Payable.

(2)	Value at Settlement Date Receivable.

Derivative Type	Location on the Statements of Operations
Foreign Exchange Contracts	Net realized gain (loss) on foreign currency transactions
Net change in unrealized appreciation (depreciation) on foreign currency translation

	Realized Gain (Loss) on Derivatives Recognized in Results from Operations
	Total Value at	Foreign Exchange
	September 30, 2011	Contracts
Global Opportunities Fund	$(353)	$(353)
Greater Asia ex Japan Opportunities Fund	(38)	(38)
Greater European Opportunities Fund	(242)	(242)
International Equity Fund	(205)	(205)

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized
	in Results from Operations
	Total Value at	Foreign Exchange
	September 30, 2011	Contracts
Global Opportunities Fund	$42	$42
Greater Asia ex Japan Opportunities Fund	11	11
Greater European Opportunities Fund	163	163
International Equity Fund	153	153
H.	When-issued and delayed delivery transactions:

Certain Funds may engage in when-issued or delayed delivery transactions. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

I.	Loan agreements:

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due. The Funds currently hold assignment loans.

J.	Short sales: ($ reported in thousands)

Certain Funds may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

At September 30, 2011, the value of securities sold short in the Market Neutral Fund amounted to $34,353 against which collateral of $51,045 was provided. The collateral includes the deposits with broker for securities sold short and the market value of segregated investments held long, as footnoted in the Schedule of Investments and Securities Sold Short. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short appreciate in value, thereby increasing potential losses.

In accordance with the terms of its prime brokerage agreements, the Market Neutral Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense. For the fiscal year ended September 30, 2011, the Fund had net charges of $378 on borrowed securities. Such amounts are included in Interest expense on short sales on the statement of operations.

K.	Securities lending:

Certain Funds may loan securities to qualified brokers through an agreement with Bank of New York Mellon (“BNY Mellon”), the Funds’ custodian. Under the terms of agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BNY Mellon for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At September 30, 2011, the following Funds had securities on loan (reported in thousands):

	Market Value	Cash Collateral
Bond Fund	$3,511	$3,690
Global Commodities Stock Fund	288	300
Greater Asia ex Japan Opportunities Fund	88	91
High Yield Fund	7,928	8,323

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
3.	Investment Advisory Fee and Related Party Transactions ($ reported in thousands except as noted)
A.	Adviser:

Virtus Investment Advisers, Inc. (“VIA,” the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Trust.

For managing, or directing the management of, the investments of each Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

	1st $1 Billion	Over $1 Billion
Bond Fund	0.45%	0.40%
Greater Asia ex Japan Opportunities Fund	1.00	0.95
Greater European Opportunities Fund	0.85	0.80
Market Neutral Fund	1.50	1.40

	1st $1 Billion	$1+ Billion – $2 Billion	$2+ Billion
CA Tax-Exempt Bond Fund	0.45%	0.40%	0.35%
Global Commodities Stock Fund	1.00	0.95	0.90
Global Infrastructure Fund	0.65	0.60	0.55
Global Opportunities Fund	0.85	0.80	0.75
Global Real Estate Securities Fund	0.85	0.80	0.75
High Yield Fund	0.65	0.60	0.55
International Real Estate Securities Fund	1.00	0.95	0.90
Multi-Sector Fixed Income Fund	0.55	0.50	0.45
Senior Floating Rate Fund	0.60	0.55	0.50

	1st $2 Billion	$2+ Billion – $4 Billion	$4+ Billion
International Equity Fund	0.85%	0.80%	0.75%
The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

B.	Subadviser:

A subadviser manages the investments of each Fund, for which the subadviser is paid a fee by the Adviser. The subadvisers with respect to the Funds they serve are as follows:

Fund	Subadviser
Bond Fund	NFS† (3)
CA Tax-Exempt Bond Fund	NFS♦(3)
Global Commodities Stock Fund	HIM(6)
Global Infrastructure Fund	DPIM(2)
Global Opportunities Fund	Vontobel(5)
Global Real Estate Securities Fund	DPIM(2)
Greater Asia ex Japan Opportunities Fund	Vontobel(5)
Greater European Opportunities Fund	Vontobel(5)
High Yield Fund	NFS† (3)
International Equity Fund	Pyrford(4)
International Real Estate Securities Fund	DPIM(2)
Market Neutral Fund	TBCAM(1)
Multi-Sector Fixed Income Fund	NFH††(7)
Senior Floating Rate Fund	NFH††(7)

(1)	The Boston Company Asset Management LLC

(2)	Duff & Phelps Investment Management Co., an indirect, wholly-owned subsidiary of Virtus.

(3)	The San Francisco, CA office of Newfleet Asset Management, LLC an indirect wholly-owned subsidiary of Virtus.

(4)	Pyrford International Ltd. An indirect wholly-owned subsidiary of the Bank of Montreal (“BoM”). BoM is a minority investor of Virtus.

(5)	Vontobel Asset Management, Inc.

(6)	Harris Investment Management, Inc., an indirect, wholly-owned subsidiary of BoM. BoM is a minority investor of Virtus.

(7)	The Hartford, CT office of Newfleet Asset Management, LLC an indirect wholly-owned subsidiary of Virtus.

†	Effective June 2, 2011, SCM Advisors, LLC changed its name to Newfleet Asset Management, LLC.

††	Effective June 2, 2011, Newfleet Asset Management, LLC became the Subadviser replacing Goodwin Capital Advisers, Inc.

♦	Effective September 30, 2011.
C.	Expense Limits and Fee Waivers:

The Adviser has voluntarily agreed to limit each Fund’s total operating expenses (excluding taxes, extraordinary expenses and acquired fund fees and expenses), so that such expenses do not exceed the below percentages of the average daily net asset values for the following funds. The Adviser may discontinue these voluntary expense caps at any time.

	Class A	Class B	Class C	Class I
Bond Fund	0.85%	1.60%	1.60%	0.60%
CA Tax-Exempt Bond Fund	0.85	—	—	0.60
Global Opportunities Fund	1.55	2.30	2.30	—
Global Real Estate Securities Fund	1.40	—	2.15	1.15
Greater Asia ex Japan Opportunities Fund	1.80	—	2.55	1.55
Greater European Opportunities Fund	1.45	—	2.20	1.20
High Yield Fund(1)	1.15	1.90	1.90	—
International Real Estate Securities Fund	1.50	—	2.25	1.25
Market Neutral Fund	1.90	2.65	2.65	1.65
Senior Floating Rate Fund(2)	1.20	—	1.95	0.95

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
The Adviser has contractually agreed to limit the following Funds total operating expenses (excluding interest, taxes, and extraordinary expenses).

				Through
	Class A	Class C	Class I	Date
Global Commodities Stock Fund	1.65%	2.40%	1.40%	3/31/12
International Equity Fund	1.50	2.25	1.25	9/30/11

(1)	Effective date of the expense cap is January 1, 2011.

(2)	Excluding leverage expenses, if any.
The Adviser may recapture operating expenses waived or reimbursed under this arrangement, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. Each Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with applicable expense limitations. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending.

	Expiration Date
	2012	2013	2014	Total
Bond Fund	$281	$293	$305	$879
CA Tax-Exempt Bond Fund	96	106	113	315
Global Commodities Stock Fund	—	—	85	85
Global Infrastructure Fund	13	—	—	13
Global Opportunities Fund	—	48	76	124
Global Real Estate Securities Fund	66	91	86	243
Greater Asia ex Japan Opportunities Fund	51	99	149	299
Greater European Opportunities Fund	55	79	83	217
High Yield Fund	—	—	145	145
International Equity Fund	—	16	106	122
International Real Estate Securities Fund	57	73	82	212
Market Neutral Fund	164	195	221	580
Senior Floating Rate Fund*	—	—	—	—

*	Adviser has recaptured $43 previously waived or reimbursed expenses. The amounts in the above table reflect the amounts currently available for recapture.
D.	Distributor:

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, as the distributor of each Fund’s shares, has advised the Funds that for the fiscal year (the “period”) ended September 30, 2011, it retained Class A net commissions of $156 and deferred sales charges of $37; Class B deferred sales charges of $13; and Class C deferred sales charges of $84.

In addition, each Fund pays VP Distributors distribution and/or service fees under Board approved 12b-1 and shareholder service plans as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class A shares 0.25%; Class B shares 1.00%; Class C shares 1.00%; Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a CDSC fee, the CDSC schedule of the original shares purchased continues to apply.

E.	Administration and Transfer Agent Services:

VP Distributors serves as the Administrator to the Trust. For the period ended September 30, 2011, VP Distributors received administration fees totaling $1,153 which are included in the Statement of Operations.

VP Distributors also serves as the Trust’s transfer agent. For the period ended September 30, 2011, VP Distributors received transfer agent fees totaling $1,098 which are included in the Statements of Operations. A portion of these fees are paid to outside entities that also provide service to the Funds.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
F. Affiliated Shareholders:
At September 30, 2011, Virtus and its affiliates including BoM (a minority investor in Virtus) and its affiliates and the retirement plans of Virtus and its affiliates held shares of the funds which may be redeemed at any time that aggregated the following:

	Aggregate Shares	Net Asset Value
Bond Fund,
Class I	198,157	$2,199
Global Commodities Stock Fund,
Class A	10,000	82
Class C	10,000	81
Class I	1,851,855	15,130
Global Infrastructure Fund,
Class I	2,564,717	28,135
Global Real Estate Securities Fund,
Class A	98,368	1,749
Class C	12,160	215
Class I	12,342	220
Greater Asian ex Japan Opportunities Fund,
Class A	12	—	*
Class C	12	—	*
Class I	12	—	*
Greater European Opportunities Fund,
Class A	12	—	*
Class C	12	—	*
Class I	12	—	*
International Equity Fund,
Class A	10,078	99
Class C	10,041	98
Class I	852,668	8,356
International Real Estate Securities Fund,
Class A	258,789	1,353
Class C	12,818	67
Class I	3,474,599	18,172
Market Neutral Fund,
Class I	2,786,627	25,414
Multi-Sector Fixed Income
Class I	28,074	287
Senior Floating Rate Fund,
Class I	1,460,916	13,543

*	Amount is less than $500.
4. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of investment securities (excluding U.S. Government securities and agency securities, forward currency contracts, futures and short-term securities) during the period ended September 30, 2011, were as follows:

	Purchases	Sales
Bond Fund	$143,189	$162,501
CA Tax-Exempt Bond Fund	6,683	9,923
Global Commodities Stock Fund	21,461	2,958
Global Infrastructure Fund	10,832	17,926
Global Opportunities Fund	34,238	40,814
Global Real Estate Securities Fund	5,704	1,990
Greater Asia ex Japan Opportunities Fund	6,785	7,042
Greater European Opportunities Fund	2,429	2,590
High Yield Fund	103,424	110,456
International Equity Fund	26,491	9,782
International Real Estate Securities Fund	18,531	12,115
Market Neutral Fund	95,839	144,184
Multi-Sector Fixed Income Fund	124,376	89,690
Senior Floating Rate Fund	460,618	225,078

		Purchases
	Short Sales	to Cover Shorts
Market Neutral Fund	$109,159	$163,628

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
Purchases and sales of long term U.S. Government and agency securities for the Funds during the period ended September 30, 2011, were as follows:

	Purchases	Sales
Bond Fund	$128,565	$156,962
Multi-Sector Fixed Income Fund	13,058	10,349
5. Capital Share Transactions
(reported in thousands)
Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Bond Fund				CA Tax-Exempt Bond Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	September 30, 2011		September 30, 2010		September 30, 2011		September 30, 2010
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	600	$6,673	499	$5,402	45	$523	21	$249
Reinvestment of distributions	181	2,008	189	2,042	64	758	61	732
Shares repurchased	(911)	(10,094)	(948)	(10,221)	(282)	(3,338)	(239)	(2,879)

Net Increase / (Decrease)	(130)	$(1,413)	(260)	$(2,777)	(173)	$(2,057)	(157)	$(1,898)

Class B
Sale of shares	11	$118	13	$141	—	$—	—	$—
Reinvestment of distributions	4	48	7	74	—	—	—	—
Shares repurchased	(163)	(1,770)	(171)	(1,797)	—	—	—	—

Net Increase / (Decrease)	(148)	$(1,604)	(151)	$(1,582)	—	$—	—	$—

Class C
Sale of shares	132	$1,432	256	$2,721	—	$—	—	$—
Reinvestment of distributions	21	224	20	216	—	—	—	—
Shares repurchased	(200)	(2,178)	(262)	(2,773)	—	—	—	—

Net Increase / (Decrease)	(47)	$(522)	14	$164	—	$—	—	$—

Class I
Sale of shares	481	$5,394	930	$10,188	63	$732	325	$3,912
Reinvestment of distributions	322	3,604	498	5,440	24	288	26	316
Shares repurchased	(4,596)	(51,452)	(4,335)	(47,399)	(140)	(1,661)	(154)	(1,856)

Net Increase / (Decrease)	(3,793)	$(42,454)	(2,907)	$(31,771)	(53)	$(641)	197	$2,372

	Global Commodities Stock Fund
	From Inception				Global Infrastructure Fund
	March 15, 2011 to				Year Ended		Year Ended
	September 30, 2011				September 30, 2011		September 30, 2010
	SHARES		AMOUNT		SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	25		$256		649	$7,571	1,285	$13,099
Reinvestment of distributions	—		—		56	633	76	783
Shares repurchased	—	(1)	—	(1)	(911)	(10,490)	(6,776)	(67,473)

Net Increase / (Decrease)	25		$256		(206)	$(2,286)	(5,415)	$(53,591)

Class C
Sale of shares	12		$121		110	$1,266	200	$2,042
Reinvestment of distributions	—		—		8	89	8	80
Shares repurchased	—		—		(227)	(2,585)	(160)	(1,623)

Net Increase / (Decrease)	12		$121		(109)	$(1,230)	48	$499

Class I
Sale of shares	2,050		$20,000		412	$4,880	4,422	$43,104
Reinvestment of distributions	—		—		97	1,084	114	1,166
Shares repurchased	(130)		(1,235)		(883)	(9,794)	(1,108)	(11,242)

Net Increase / (Decrease)	1,920		$18,765		(374)	$(3,830)	3,428	$33,028

(1)	Amount is less than 500.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011

	Global Opportunities Fund				Global Real Estate Securities Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	September 30, 2011		September 30, 2010		September 30, 2011		September 30, 2010
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	153	$1,256	455	$3,222	207	$4,284	31	$588
Reinvestment of distributions	65	524	78	547	11	207	11	193
Shares repurchased	(859)	(7,073)	(989)	(6,989)	(46)	(921)	(4)	(64)

Net Increase / (Decrease)	(641)	$(5,293)	(456)	$(3,220)	172	$3,570	38	$717

Class B
Sale of shares	5	$39	43	$263	—	$—	—	$—
Reinvestment of distributions	1	6	2	10	—	—	—	—
Shares repurchased	(62)	(461)	(87)	(561)	—	—	—	—

Net Increase / (Decrease)	(56)	$(416)	(42)	$(288)	—	$—	—	$—

Class C
Sale of shares	23	$172	17	$107	17	$356	1	$24
Reinvestment of distributions	— (1)	3	1	5	1	21	1	23
Shares repurchased	(24)	(179)	(32)	(203)	(4)	(79)	— (1)	— (1)

Net Increase / (Decrease)	(1)	$(4)	(14)	$(91)	14	$298	2	$47

Class I
Sale of shares	—	$—	—	$—	41	$841	26	$477
Reinvestment of distributions	—	—	—	—	2	36	4	62
Shares repurchased	—	—	—	—	(43)	(894)	(6)	(104)

Net Increase / (Decrease)	—	$—	—	$—	— (1)	$(17)	24	$435

	Greater Asia ex Japan Opportunities Fund					Greater European Opportunities Fund
	Year Ended		Year Ended			Year Ended				Year Ended
	September 30, 2011		September 30, 2010			September 30, 2011				September 30, 2010
	SHARES	AMOUNT	SHARES		AMOUNT	SHARES		AMOUNT		SHARES	AMOUNT
Class A
Sale of shares	289	$4,571	276		$3,920	10		$127		20	$258
Reinvestment of distributions	99	1,475	17		225	43		536		21	274
Shares repurchased	(342)	(5,086)	(177)		(2,399)	(7)		(89)		(181)	(2,205)

Net Increase / (Decrease)	46	$960	116		$1,746	46		$574		(140)	$(1,673)

Class C
Sale of shares	4	$68	15		$220	1		$7		— (1)	$2
Reinvestment of distributions	2	30	—	(1)	4	1		15		1	8
Shares repurchased	(16)	(256)	—		—	—	(1)	—	(1)	(5)	(66)

Net Increase / (Decrease)	(10)	$(158)	15		$224	2		$22		(4)	$(56)

Class I
Sale of shares	344	$5,237	1		$19	7		91		—	$—
Reinvestment of distributions	2	32	—	(1)	5	—	(1)	—	(1)	— (1)	6
Shares repurchased	(340)	(5,233)	—		—	—		—		—	—

Net Increase / (Decrease)	6	$36	1		$24	7		$91		— (1)	$6

(1)	Amount is less than 500.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011

	High Yield Fund				International Equity Fund
	Year Ended		Year Ended		Year Ended				Year Ended
	September 30, 2011		September 30, 2010		September 30, 2011				September 30, 2010
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES		AMOUNT		SHARES	AMOUNT
Class A
Sale of shares	3,313	$13,834	4,666	$19,037	90		$976		10	$100
Reinvestment of distributions	1,196	4,964	1,190	4,767	—	(1)	2		—	—
Shares repurchased	(6,354)	(26,343	(4,790)	(19,159)	(3)		(26)		—	—

Net Increase / (Decrease)	(1,845)	$(7,545)	1,066	$4,645	87		$952		10	$100

Class B
Sale of shares	1	$5	12	$47	—		$—		—	$—
Reinvestment of distributions	6	25	9	35	—		—		—	—
Shares repurchased	(63)	(256)	(125)	(492)	—		—		—	—

Net Increase / (Decrease)	(56)	$(226)	(104)	$(410)	—		$—		—	$—

Class C
Sale of shares	119	$485	148	$586	—		$—		10	$100
Reinvestment of distributions	21	87	18	71	—	(1)	—	(1)	—	—
Shares repurchased	(122)	(492)	(62)	(248)	—		—		—	—

Net Increase / (Decrease)	18	$80	104	$409	—	(1)	$—	(1)	10	$100

Class I
Sale of shares	—	$—	—	$—	1,913		$20,502		694	$7,030
Reinvestment of distributions	—	—	—	—	18		205		—	—
Shares repurchased	—	—	—	—	(821)		(8,906)		—	—

Net Increase / (Decrease)	—	$—	—	$—	1,110		$11,801		694	$7,030

	International Real Estate Securities Fund				Market Neutral Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	September 30, 2011		September 30, 2010		September 30, 2011		September 30, 2010
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	465	$2,901	110	$588	499	$5,065	1,029	$10,853
Reinvestment of distributions	47	275	27	145	41	418	—	—
Shares repurchased	(284)	(1,729)	(5,108)	(29,526)	(1,472)	(14,233)	(6,485)	(68,211)

Net Increase / (Decrease)	228	$1,447	(4,971)	$(28,793)	(932)	$(8,750)	(5,456)	$(57,358)

Class B
Sale of shares	—	$—	—	$—	— (1)	$4	10	$104
Reinvestment of distributions	—	—	—	—	1	10	—	—
Shares repurchased	—	—	—	—	(37)	(357)	(86)	(869)

Net Increase / (Decrease)	—	$—	—	$—	(36)	$(343)	(76)	$(765)

Class C
Sale of shares	228	$1,444	16	$91	10	$98	110	$1,099
Reinvestment of distributions	9	52	5	29	8	79	—	—
Shares repurchased	(131)	(782)	(11)	(56)	(170)	(1,593)	(128)	(1,281)

Net Increase / (Decrease)	106	$714	10	$64	(152)	$(1,416)	(18)	$(182)

Class I
Sale of shares	1,636	$10,525	4,901	$28,283	929	$9,361	7,462	$78,497
Reinvestment of distributions	421	2,444	407	2,177	121	1,241	—	—
Shares repurchased	(1,204)	(7,160)	(1,507)	(8,600)	(4,638)	(45,570)	(808)	(8,529)

Net Increase / (Decrease)	853	$5,809	3,801	$21,860	(3,588)	$(34,968)	6,654	$69,968

(1)	Amount is less than 500.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011

	Multi-Sector Fixed Income Fund				Senior Floating Rate Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	September 30, 2011		September 30, 2010		September 30, 2011		September 30, 2010
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	5,460	$59,356	4,402	$45,541	24,334	$239,562	9,581	$93,658
Reinvestment of distributions	619	6,720	517	5,368	1,106	10,824	287	2,805
Shares repurchased	(4,363)	(47,509)	(5,467)	(55,814)	(12,306)	(118,827)	(5,162)	(50,893)

Net Increase / (Decrease)	1,716	$18,567	(548)	$(4,905)	13,134	$131,559	4,706	$45,570

Class B
Sale of shares	17	$190	78	$791	—	$—	—	$—
Reinvestment of distributions	35	382	39	405	—	—	—	—
Shares repurchased	(271)	(2,957)	(188)	(1,941)	—	—	—	—

Net Increase / (Decrease)	(219)	$(2,385)	(71)	$(745)	—	$—	—	$—

Class C
Sale of shares	2,287	$25,013	2,420	$25,154	9,035	$89,551	2,849	$28,061
Reinvestment of distributions	207	2,261	134	1,408	302	2,954	65	631
Shares repurchased	(1,375)	(15,077)	(944)	(9,788)	(2,438)	(23,399)	(122)	(1,192)

Net Increase / (Decrease)	1,119	$12,197	1,610	$16,774	6,899	$69,106	2,792	$27,500

Class I
Sale of shares	2,166	$23,722	3,199	$32,392	11,585	$114,694	3,981	$39,129
Reinvestment of distributions	37	404	4	45	329	3,228	245	2,393
Shares repurchased	(725)	(7,896)	(2,494)	(26,020)	(7,529)	(73,093)	(932)	(9,064)

Net Increase / (Decrease)	1,478	$16,230	709	$6,417	4,385	$44,829	3,294	$32,458

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
6. 10% Shareholders
As of September 30, 2011, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the fund as detailed below.

	% of Shares	Number of
	Outstanding	Accounts
Bond Fund	33%	2
CA Tax-Exempt Bond Fund	34	2
Global Commodities Stock Fund†	95	1	*
Global Infrastructure Fund†	45	1	*
Global Real Estate Securities Fund	51	2	*
Greater Asia ex Japan Opportunities Fund	85	3
Greater European Opportunities Fund	87	1
International Equity Fund	78	2	*
International Real Estate Securities Fund†	79	2	*
Market Neutral Fund†	68	1
Senior Floating Rate Fund†	37	1	*

*	Includes affiliated shareholder accounts.

†	The Fund is owned by the Virtus Alternatives Diversifier Fund. The Virtus Alternatives Diversifier Fund does not invest in the underlying funds for the purpose of exercising management or control; however, investments made by the Fund within each of its principal investment strategies may represent a significant portion of an underlying fund’s net assets. At September 30, 2011, the Fund was the owner of record of approximately 95% of the Global Commodities Stock Fund, 64% of the International Real Estate Securities Fund, 68% of the Market Neutral Fund and 45% of the Global Infrastructure Fund.
7. Illiquid and Restricted Securities
($ reported in thousands)
Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund’s Schedule of Investments where applicable.

Restricted securities are not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.
At September 30, 2011, the Funds held the following illiquid and restricted securities:

			Market Value	% of
	Acquisition	Acquisition	at	Net Assets at
	Date	Cost	9/30/11	9/30/11
High Yield Fund
Poland Telecom Finance BV Series B 14%, 12/1/07	11/24/97	$5,000	$62	0.0%

Market Neutral Fund
Telefonica Moviles S.A.	12/20/01	0	0	0.0%
The Funds will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.
8. Credit Risk and Asset Concentration
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.
High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.
Since the Market Neutral Fund does not clear its own short selling transactions, it has established accounts with its broker for this purpose. This results in concentration of credit risk with the brokerage firm. Such risk, however, is mitigated by the broker’s obligation to comply with rules and regulations governing their business activities. These rules and regulations generally require maintenance of net capital and segregation of customer’s funds and securities from holdings of the firm. In the event that the clearing broker becomes insolvent, recovery of segregated funds may be limited to a pro rata share of all customer-segregated funds available. In such an instance, the Fund could incur losses to the extent that the recovery amount is less than the total cash and other securities deposited with the clearing broker.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.
At September 30, 2011, certain Funds held securities issued by various companies in specific sectors or countries as detailed below:

		Percentage of Total
Fund	Sector	Investments
Global Commodities Stock Fund	Materials	52%
Global Infrastructure Fund	Telecommunication Services Utilities	32
Global Opportunities Fund	Consumer Staples	42
Greater Asia ex Japan Opportunities Fund	Consumer Staples	38
Greater European Opportunities Fund	Consumer Staples	40
9. Indemnifications
Under the Funds’ organizational documents, their trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these arrangements.
10. Exemptive Order
On August 23, 2010, the SEC issued an amended order under Section 12(d) (1) (J) of the Investment Company Act (“1940 Act”) granting an exemption from Sections 12(d) (1) (A) and (B) of the 1940 Act and under Sections 6(c) and 17(b) of the 1940 Act granting an exemption from Section 17(a) of the 1940 Act, which permits the funds of the Trust to invest in other affiliated and unaffiliated funds, including exchange-traded funds.
11. Federal Income Tax Information
($ reported in thousands)
At September 30, 2011, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

				Net Unrealized
	Federal	Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Bond Fund	$148,018	$7,034	$(3,730)	$3,304
CA Tax-Exempt Bond Fund	54,360	3,850	(1,188)	2,662
Global Commodities Stock Fund	19,213	116	(3,049)	(2,933)
Global Infrastructure Fund	55,833	9,137	(2,517)	6,620
Global Opportunities Fund	48,314	9,969	(1,768)	8,201
Global Real Estate Securities Fund	6,294	478	(411)	67
Greater Asia ex Japan Opportunities Fund	8,569	1,672	(455)	1,217
Greater European Opportunities Fund	4,297	891	(251)	640
High Yield Fund	103,488	1,364	(9,850)	(8,486)
International Equity Fund	20,388	352	(2,199)	(1,847)
International Real Estate Securities Fund	33,224	2,491	(7,142)	(4,651)
Market Neutral Fund (Held Long)	39,000	1,910	(6,534)	(4,624)
Market Neutral Fund (Held Short)	(38,777)	5,620	(1,195)	4,425
Multi-Sector Fixed Income Fund	240,696	8,675	(12,660)	(3,985)
Senior Floating Rate Fund	397,408	825	(17,768)	(16,943)
The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:

	Expiration Year
	2013	2014	2015	2016	2017	2018	2019	No Expiration	Total
Bond Fund	$4,112	$41	$4,355	$1,080	$3,798	$—	$—	$—	$13,386
CA Tax-Exempt Bond Fund	—	—	—	—	—	104	—	—	104
Global Commodities Stock Fund	—	—	—	—	—	—	—	246	246
Global Infrastructure Fund	—	—	—	—	1,264	8,762	3,627	—	13,653
Global Opportunities Fund	—	—	—	—	2,847	20,033	—	—	22,880
High Yield Fund	—	143	—	—	17,034	9,151	—	—	26,328
International Real Estate
Securities Fund	—	—	—	—	230	19,858	884	—	20,972
Market Neutral Fund	—	7,527	6,744	24	—	—	—	—	14,295
Multi-Sector Fixed Income Fund	—	—	—	—	—	1,663	—	—	1,663
The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)
For the Period ended September 30, 2011, the following Funds utilized losses deferred in prior years against current year capital gains:

Bond Fund	$5,039
CA Tax-Exempt Bond Fund	176
Global Opportunities Fund	5,537
High Yield Fund	2,767
International Equity Fund	5
Market Neutral Fund	312
Multi-Sector Fixed Income Fund	4,987

The following Funds had capital loss carryovers which expired in 2011:

High Yield Fund	$19,121
Market Neutral Fund	3,300
Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended September 30,2011, the Funds deferred and recognized post-October losses as follow:

	Capital Loss	Capital Loss	Currency Loss	Currency Loss
	Deferred	Recognized	Deferred	Recognized
CA Tax-Exempt Bond Fund	$—	$86	$—	$—
Global Infrastructure Fund	736	3,629	3	—
Global Opportunities Fund	—	—	25	134
Global Real Estate Securities Fund	—	—	2	—
Greater Asia ex Japan Opportunities Fund	—	—	—	27
Greater European Opportunities Fund	—	—	4	6
International Equity Fund	23	—	19	—
International Real Estate Securities Fund	524	835	361 *	—
Market Neutral Fund	3,540	—	—	7
Senior Floating Rate Fund	714	—	—	—

*	The Fund deferred $350 related to Passive Foreign Investment Companies (“PFICs”)
The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of the following:

	Undistributed	Undistributed	Undistributed
	Ordinary	Long-Term	Tax-Exempt
	Income	Capital Gains	Income
Bond Fund	$106	$—	$—
CA Tax-Exempt Bond Fund	—	—	86
Global Commodities Stock Fund	33	—	—
Global Infrastructure Fund	217	—	—
Global Opportunities Fund	239	—	—
Global Real Estate Securities Fund	57	90	—
Greater Asia ex Japan Opportunities Fund	53	332	—
Greater European Opportunities Fund	64	189	—
High Yield Fund	185	—	—
International Equity Fund	648	—	—
International Real Estate Securities Fund	378	—	—
Multi-Sector Fixed Income Fund	435	—	—
For the period ended September 30, 2011, the CA Tax-Exempt Bond Fund distributed $2,307 of exempt interest dividends.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
12. Reclassification of Capital Accounts
($ reported in thousands)
For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of September 30, 2011, the Funds recorded reclassifications to increase (decrease) the accounts as listed below ($ reported in thousands):

	Capital Paid in	Undistributed	Accumulated
	on Shares of	Net Investment	Net Realized
	Beneficial Interest	Income (Loss)	Gain (Loss)
Bond Fund	$—	— (1)	— (1)
Global Commodities Stock Fund	—	14	(14)
Global Infrastructure Fund	—	(3)	3
Global Opportunities Fund	—	(780)	780
Global Real Estate Securities Fund	—	42	(42)
Greater Asia ex Japan Opportunities Fund	—	(157)	157
Greater European Opportunities Fund	—	(3)	3
High Yield Fund	(19,084)	2	19,082
International Equity Fund	—	(18)	18
International Real Estate Securities Fund	—	1,161	(1,161)
Market Neutral Fund	(5,082)	1,896	3,186
Multi-Sector Fixed Income Fund	—	502	(502)
Senior Floating Rate Fund	(4,659)	4,999	(340)

(1)	Amount less than $500.
13. Recent Accounting Pronouncement
In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.
In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. ASU No. 2010-06 will be implemented effective with the start of the next reporting period.
14. Subsequent Event Evaluations
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following subsequent event requires recognition or disclosure in the financial statements.
Effective November 7, 2011, securities lending was suspended on all Virtus Mutual Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of
Virtus Opportunities Trust and
Shareholders of the Funds, as defined:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Virtus Bond Fund, Virtus CA Tax-Exempt Bond Fund, Virtus Global Commodities Stock Fund, Virtus Global Infrastructure Fund, Virtus Global Opportunities Fund, Virtus Global Real Estate Securities Fund, Virtus Greater Asia ex Japan Opportunities Fund, Virtus Greater European Opportunities Fund, Virtus High Yield Fund, Virtus International Equity Fund, Virtus International Real Estate Securities Fund, Virtus Multi-Sector Fixed Income Fund, Virtus Senior Floating Rate Fund, and the schedules of investments and securities sold short of Virtus Market Neutral Fund, each a series of Virtus Opportunities Trust, (the “Funds”), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of the Funds at September 30, 2011, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
November 22, 2011

VIRTUS OPPORTUNITIES TRUST
TAX INFORMATION NOTICE
SEPTEMBER 30, 2011 (Unaudited)
For the fiscal year ended September 30, 2011, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amounts will be designated in the next annual report. The actual percentage for the calendar year will be designated in year-end tax statements.

Fund	QDI	DRD	LTCG
Global Commodities Stock Fund	100%	51%	$—
Global Infrastructure Fund	100	55	—
Global Opportunities Fund	100	100	—
Global Real Estate Securities Fund	48	—	97
Greater Asia ex Japan Opportunities Fund	100	1	352
Greater European Opportunities Fund	100	14	206
International Equity Fund	64	—	—
International Real Estate Securities Fund	63	—	—
Senior Floating Rate Fund	—	—	157
For the period ended September 30, 2011, the Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder ($ reported in thousands).

	Foreign Source	Foreign Taxes
	Income	Paid on Foreign
	Recognized	Source Income
Global Commodities Stock Fund	$63	$3
Global Infrastructure Fund	1,933	198
Global Opportunities Fund	814	32
Greater Asia ex Japan Opportunities Fund	266	12
Greater European Opportunities Fund	138	9
International Equity Fund	789	58
International Real Estate Securities Fund	2,175	98
For federal income tax purposes, 100% of the income dividends paid by the CA Tax-Exempt Bond Fund qualify as exempt-interest dividends.

CONSIDERATION OF SUBADVISORY AGREEMENT FOR
VIRTUS CA TAX-EXEMPT BOND FUND
BY THE BOARD OF TRUSTEES
The Board of Trustees (the “Board”) of Virtus Opportunities Trust (the “Trust”), including a majority of the Trustees who are not interested persons as defined in Section 2(a)(19) of the Investment Company Act of 1940, last renewed the investment advisory agreement between Virtus Investment Advisers, Inc. (the “Adviser” or “VIA”) and the Trust, with respect to the Virtus CA Tax-Exempt Bond Fund (the “Fund”) and certain other funds of the Trust (the “Advisory Agreement”), at an in-person meeting held on November 16-18, 2010. At an in-person Board meeting held on August 24-26, 2011, Fund Management recommended that Newfleet Asset Management LLC (“Newfleet” or the “Subadviser”) be appointed as subadviser to the Fund and that the Adviser enter into a new subadvisory agreement with Newfleet (the “Subadvisory Agreement”). VIA will remain as investment adviser to the Fund. The portfolio managers and advisory services to the Fund will not change. Although VIA is the investment adviser to each Virtus Mutual Fund, in most cases a sub-adviser performs the day-to-day investment management. The appointment of Newfleet continues this Virtus model. The Board considered and approved the Subadvisory Agreement for the Fund with Newfleet, as further discussed below.
In evaluating the proposal to appoint Newfleet, the Board requested and evaluated information provided by the Adviser and Newfleet which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether addition of the subadviser would be in the best interests of the Fund and its shareholders. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the portfolio management team. The Board noted the affiliation of the Subadviser with VIA and any potential conflicts of interest.
The Independent Trustees were separately advised by independent legal counsel throughout the process. The Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Trustees considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.
Basis for the Board’s Recommendation
In making its determination with respect to the Subadvisory Agreement, the Trustees considered various factors, including:
•	Nature, extent, and quality of the services to be provided by the Subadviser. The Trustees received in advance of the meeting information in the form of an extensive questionnaire completed by the Subadviser concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that the portfolio management team would not change, and that the Subadviser would provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Trustees reviewed biographical information for the portfolio managers who would continue to provide services under the Subadvisory Agreement and noted the breadth and depth of experience presented. In considering the approval of the Subadvisory Agreement, the Trustees considered the Subadviser’s investment management process, including (a) the experience, capability and integrity of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the financial position of the Subadviser; (c) the quality and commitment of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices. The Board also took into account its familiarity with the Subadviser in providing services to other funds of the Trust. The Board concluded that the nature, extent and quality of the services to be provided by the Subadviser to the Fund were reasonable;

•	Investment Performance. The Board considered the performance of the Fund relative to its benchmark and comparable funds. The Board took into account that the same portfolio management team that currently managed the Fund would continue to do so under the Subadvisory Agreement. The Board concluded that the performance of the Fund was satisfactory;

•	Subadvisory Fee. The Board took into account that the fees paid by the Fund to VIA under the Advisory Agreement would not change. The Board also noted that the Fund’s subadvisory fees are paid by VIA and not by the Fund, so that Fund shareholders are not directly impacted by those fees. The Board concluded that the proposed subadvisory fee was fair and reasonable in light of services to be provided by Newfleet and all factors considered;

•	Profitability and economies of scale. In considering the profitability to the Subadviser of its relationship with the Fund, with the Board noted the fact that the fees under the Subadvisory Agreement are paid by VIA out of the advisory fees that it receives under the Advisory Agreement and not by the Fund. The Board also noted that the advisory fee to be paid by the Fund to VIA would not change. In addition, the Board noted that VIA had implemented expense limitations with respect to the total net operating expenses of the Fund. For these reasons, the profitability to the Subadviser of its relationship with the Fund was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in the Subadviser’s management of the Fund to be a material factor in its consideration at this time.

•	Other Benefits. The Board considered other benefits that may be realized by the Subadviser and its affiliates from their relationship with the Fund. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VIA, there are no other tangible benefits to the Subadviser or VIA in providing investment advisory services to the Fund, other than the fee to be earned under the Subadvisory Agreement. There may be certain intangible benefits gained to the extent that serving the Fund could provide the opportunity to provide advisory services to additional portfolios of the Trust or could enhance the Subadviser’s reputation in the marketplace, and, therefore, would enable the Subadviser to attract additional client relationships.
Based on all of the foregoing considerations, the Board, including the Independent Trustees, determined that approval of the Subadvisory Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Subadvisory Agreement with respect to the Fund.

CONSIDERATION OF SUBADVISORY AGREEMENT FOR
VIRTUS MULTI-SECTOR FIXED INCOME FUND
VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
VIRTUS SENIOR FLOATING RATE FUND
BY THE BOARD OF TRUSTEES
The Board of Trustees (the “Board”) of Virtus Opportunities Trust (the “Trust”), including a majority of the Trustees who are not interested persons as defined in Section 2(a)(19) of the Investment Company Act of 1940, last renewed the investment advisory agreement between Virtus Investment Advisers, Inc. (the “Adviser” or “VIA”) and the Trust, with respect to Virtus Multi-Sector Fixed Income Fund, Virtus Multi-Sector Short Term Bond Fund, Virtus Senior Floating Rate Fund (the “Funds”) and certain other funds of the Trust (the “Advisory Agreement”), and the investment subadvisory agreement between VIA and Goodwin Capital Advisers, Inc., with respect to the Funds and certain other funds of the Trust, at an in-person meeting held on November 16-18, 2010. The subadvisory agreement with the Funds’ previous investment subadviser was terminated effective June 2, 2011. At an in-person Board meeting held on June 2, 2011, Fund Management recommended that Newfleet Asset Management, LLC (“Newfleet” or the “Subadviser”) be appointed as subadviser to the Funds and that the Adviser enter into a new subadvisory agreement with Newfleet (the “Subadvisory Agreement”). The Board considered and approved the Subadvisory Agreement for the Funds with Newfleet, as further discussed below.
In evaluating the proposal to appoint Newfleet, the Board requested and evaluated information provided by the Adviser and Newfleet which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the subadviser change would be in the best interests of the Funds and their shareholders. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the previous sub-adviser to the Funds with respect to the portfolio management team, as well as the services provided by the proposed Subadviser to the Funds with respect to other funds in the Trust. The Board noted the affiliation of the Subadviser with VIA and any potential conflicts of interest.
The Independent Trustees were separately advised by independent legal counsel throughout the process. The Board considered all the criteria separately with respect to the Funds and their shareholders. In their deliberations, the Trustees considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.
Basis for the Board’s Recommendation
In making its determination with respect to the Subadvisory Agreement, the Trustees considered various factors, including:
•	Nature, extent, and quality of the services to be provided by the Subadviser. The Trustees received in advance of the meeting information in the form of an extensive questionnaire completed by the Subadviser concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that the portfolio management team would not change, and that the Subadviser would provide portfolio management, compliance with the Funds’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Trustees reviewed biographical information for the portfolio managers who would continue to provide services under the Subadvisory Agreement and noted the breadth and depth of experience presented. In considering the approval of the Subadvisory Agreement, the Trustees considered the Subadviser’s investment management process, including (a) the experience, capability and integrity of the Subadviser’s management and other personnel committed by the Subadviser to the Funds; (b) the financial position of the Subadviser; (c) the quality and commitment of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices. The Board also took into account its familiarity with the Subadviser in providing services to other funds of the Trust. The Board concluded that the nature, extent and quality of the services to be provided by the Subadviser to the Funds were reasonable;

•	Investment Performance. The Board considered the performance of each Fund relative to its benchmark and comparable funds. The Board took into account that the same portfolio management team that currently managed the Funds would continue to do so under the Subadvisory Agreement. The Board concluded that the performance of each Fund was satisfactory;

•	Subadvisory Fee. The Board took into account that the rate of the investment subadvisory fee that would be paid by VIA (and not the Funds) under the Subadvisory Agreement would remain substantially unchanged from the fees paid under the previous subadvisory agreement. In addition, the fees paid by the Funds to VIA under the Advisory Agreement would not change. The Board also noted that the Funds’ subadvisory fees are paid by VIA and not by the Funds, so that Fund shareholders are not directly impacted by those fees. The Board also took into account the sub-advisory fees paid by the Adviser to fees charged by the Sub-Adviser to manage other comparable sub-advised portfolios. The Board concluded that the proposed subadvisory fee was fair and reasonable in light of services to be provided by Newfleet and all factors considered;

•	Profitability and economies of scale. In considering the profitability to the Subadviser of its relationship with the Funds, along with the fact that the fees under the Subadvisory Agreement are paid by VIA out of the advisory fees that it receives under the Advisory Agreement and not by the Funds, the Board noted that the subadvisory fees would be paid at substantially the same level as under the previous subadvisory agreement. The Board also noted that the advisory fee to be paid by each Fund to VIA would not change. In addition, the Board noted that VIA had implemented expense limitations with respect to the total net operating expenses of certain of the Funds. For these reasons, the profitability to the Subadviser of its relationship with the Funds was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in the Subadviser’s management of the Funds to be a material factor in its consideration at this time.

CONSIDERATION OF SUBADVISORY AGREEMENT FOR
VIRTUS MULTI-SECTOR FIXED INCOME FUND
VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
VIRTUS SENIOR FLOATING RATE FUND
BY THE BOARD OF TRUSTEES (Continued)
•	Other Benefits. The Board considered other benefits that may be realized by the Subadviser and its affiliates from their relationship with the Funds. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VIA, there are no other tangible benefits to the Subadviser or VIA in providing investment advisory services to the Funds, other than the fee to be earned under the Subadvisory Agreement. There may be certain intangible benefits gained to the extent that serving the Funds could provide the opportunity to provide advisory services to additional portfolios of the Trust or could enhance the Subadviser’s reputation in the marketplace, and, therefore, would enable the Subadviser to attract additional client relationships.
Based on all of the foregoing considerations, the Board, including the Independent Trustees, determined that approval of the Subadvisory Agreement was in the best interests of the Funds and their shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Subadvisory Agreement with respect to the Funds.

FUND MANAGEMENT TABLES
(Unaudited)
     Information pertaining to the Trustees and officers of the Trust as of September 30, 2011, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.
Independent Trustees

Name,
Year of Birth,
Year Elected and	Principal Occupation(s) During Past 5 Years and
Number of Funds Overseen	Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 Served since 1996 45 Funds	Chairman, Bloc Global Services Group, LLC (construction and redevelopment company) (2010 to present). Managing Director, Almanac Capital Management (commodities business) (2007 to 2008). Partner, Stonington Partners, Inc. (private equity fund) (2001 to 2007). Director/Trustee, Wells Fargo Advantage Funds (f/k/a Evergreen Funds) (152 portfolios) (1989 to present). Director, Diversapak (soft packaging company) (2002 to present). Director, Obaji Medical Products (skin care company) (2003 to 2007)

Philip R. McLoughlin Chairman YOB: 1946 Served since 1996 58 Funds	Managing Director, SeaCap Asset Management Fund I, L.P. (2009 to present) and SeaCap Partners, LLC (investment management) (2009 to 2010). Partner, Cross Pond Partners, LLC (strategy consulting firm) (2006 to present). Chairman (2010 to present) and Director (1991 to present), World Trust Fund. Chairman and Trustee, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios) (2003 to present). Director, DTF Tax-Free Income Fund, Inc. and Duff & Phelps Utility and Corporate Bond Trust, Inc. (1996 to present); DNP Select Income Fund Inc. (2009 to present); and Duff & Phelps Global Utility Income Fund Inc. (2011 to present). Director, Argo Group International Holdings, Inc. and its predecessor, PXRE Corporation (insurance) (1986 to 2009).

Geraldine M. McNamara YOB: 1951 Served since 2001 49 Funds	Retired. Managing Director, U.S. Trust Company of New York (private bank) (1982 to 2006). Director, DTF Tax-Free Income Fund, Inc. and Duff & Phelps Utility and Corporate Bond Trust, Inc. (2003 to present); DNP Select Income Fund Inc. (2009 to present); and Duff & Phelps Global Utility Income Fund Inc. (2011 to present).

James M. Oates YOB: 1946 Served since 1996 45 Funds	Managing Director, Wydown Group (consulting firm) (1994 to present). Chairman and Trustee, John Hancock Trust (115 portfolios) and John Hancock Funds II (87 portfolios) (2005 to present). Director, Stifel Financial (1996 to present).Chairman, Connecticut River Bank (1999 to present). Director, Connecticut River Bancorp (1998 to present). Chairman, Emerson Investment Management, Inc. (2000 to present). Director, Trust Company of New Hampshire (2002 to present). Director, Beaumont Financial Partners, LLC (2000 to present). President of the Board (1999 to present) and Director (1985 to present), Middlesex School. Founder, Chairman (1997 to 2006) and Non-Executive Chairman (2007 to present), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services). Director, Investors Bank and Trust Co. and Investors Financial Services Corporation (1995 to 2007). Trustee, John Hancock Funds III (2005 to 2006).

Richard E. Segerson YOB: 1946 Served since 1996 45 Funds	Managing Director, Northway Management Company (1998 to present).

Ferdinand L.J. Verdonck YOB: 1942 Served since 2006 45 Funds	Trustee, The J.P. Morgan Fleming Continental European Investment Trust (1998 to present). Director, Galapagos N.V. (biotechnology) (2005 to present). Mr. Verdonck is also a director of several non-U.S. companies.

FUND MANAGEMENT TABLES (Continued)
(Unaudited)
Interested Trustee
     The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

Name,
Year of Birth,
Year Elected and	Principal Occupation(s) During Past 5 Years and
Number of Funds Overseen	Other Directorships Held by Trustee
George R. Aylward[1] President YOB: 1964 Served since 2006 47 Funds	Director, President and Chief Executive Officer (2008 to present), Director and President (2006 to 2008), Chief Operating Officer (2004 to 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Various senior officer positions with Virtus affiliates (2008 to present). Senior Executive Vice President and President, Asset Management (2007 to 2008), Senior Vice President and Chief Operating Officer, Asset Management (2004 to 2007), The Phoenix Companies, Inc. Various senior officer positions with Phoenix affiliates (2005 to 2008). President (2006 to present), Executive Vice President (2004 to 2006), the Virtus Mutual Funds Family. President, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios) (since 2010). Chairman, President and Chief Executive Officer, The Zweig Fund, Inc. and Zweig Total Return Fund, Inc. (2006 to present).

[1]	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.
Officers of the Trust Who Are Not Trustees

Name, Address and	Position(s) Held with Trust and	Principal Occupation(s)
Year of Birth	Length of Time Served	During Past 5 Years
Francis G. Waltman YOB: 1962	Senior Vice President since 2008.	Executive Vice President, Head of Product Management (2009 to present), Senior Vice President, Asset Management Product Development (2008 to 2009), Senior Vice President, Asset Management Product Development (2005 to 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Senior Vice President, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios) (since 2010). Director (2008 to 2009), Director and President (2006 to 2007), VP Distributors, Inc. (f/k/a Phoenix Equity Planning Corporation). Director and Senior Vice President, Virtus Investment Advisers, Inc. (2008 to present).

Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2010.	Vice President, Virtus Investment Partners, Inc. (2008 to present); Chief Compliance Officer, Virtus Investment Partners, Inc. (2008 to 2011); Chief Compliance Officer, Virtus Variable Insurance Trust (9 portfolios) (since 2011); Vice President and Counsel, The Phoenix Cos., Inc. (2003 to 2008).

W. Patrick Bradley YOB: 1972	Chief Financial Officer and Treasurer since 2005; Vice President since 2011	Senior Vice President, Fund Administration (2009 to present), Vice President, Fund Administration (2007 to 2009), Second Vice President, Fund Control & Tax (2004 to 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Chief Financial Officer and Treasurer (2006 to present), Vice President and Principal Accounting Officer (2006 to 2010), Assistant Treasurer (2004 to 2006), Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios). Chief Financial Officer and Treasurer (2005 to present), Assistant Treasurer (2004 to 2006), certain funds within the Virtus Mutual Funds Family.

Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (2009 to present), Counsel and Secretary (2008 to present) and Vice President (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Vice President, Chief Legal Officer, Counsel and Secretary, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios) (since 2010). Vice President and Counsel, Phoenix Life Insurance Company (2005 to 2008). Compliance Officer of Investments and Counsel, Travelers Life and Annuity Company (January 2005 to May 2005). Assistant General Counsel and certain other positions, The Hartford Financial Services Group (1995 to 2005).

VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301-9668

Trustees	Investment Adviser
George R. Aylward	Virtus Investment Advisers, Inc.
Leroy Keith, Jr.	100 Pearl Street
Philip R. McLoughlin, Chairman	Hartford, CT 06103-4506
Geraldine M. McNamara
James M. Oates	Principal Underwriter
Richard E. Segerson	VP Distributors, LLC
Ferdinand L.J. Verdonck	100 Pearl Street
Hartford, CT 06103-4506

Officers
George R. Aylward, President	Transfer Agent
Francis G. Waltman, Senior Vice President	VP Distributors, LLC
Nancy J. Engberg, Vice President and Chief Compliance Officer	100 Pearl Street Hartford, CT 06103-4506
W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer
Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary	Custodian
The Bank of New York Mellon One Wall Street
New York, NY 10005-2588

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLC
2001 Market Street
Philadelphia, PA 19103-7042

How to Contact Us
	Mutual Fund Services	1-800-243-1574
	Adviser Consulting Group	1-800-243-4361
	Telephone Orders	1-800-367-5877
	Text Telephone	1-800-243-1926
	Web site	http://Virtus.com
Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

Virtus Allocator Premium AlphaSector Fund, Virtus AlphaSector Rotation Fund,
Virtus Alternatives Diversifier Fund, Virtus CA Tax-Exempt Bond Fund,
Virtus Global Premium AlphaSector Fund and Virtus Premium AlphaSector Fund,
each a series of Virtus Opportunities Trust
Supplement dated September 30, 2011 to the Summary Prospectuses and
Statutory Prospectus, each dated January 31, 2011, as supplemented
Important Notice to Investors
Virtus Allocator Premium AlphaSector Fund, Virtus AlphaSector Rotation Fund, Virtus Alternatives Diversifier Fund, Virtus Global Premium AlphaSector Fund and Virtus Premium AlphaSector Fund
     As approved by the Board of Trustees of Virtus Opportunities Trust, effective September 30, 2011, Euclid Advisors LLC (“Euclid”) became an investment subadviser for the above-named funds. The portfolio manager at VIA responsible for the funds will continue to manage the funds on behalf of Euclid.
     VIA will continue to be the funds’ investment adviser. No changes to the funds’ principal investment strategies are being made. Also, the fees and expenses paid by the funds remain unchanged.
     Each fund’s summary and statutory prospectuses are hereby revised as described below.
•	For Virtus Allocator Premium AlphaSector Fund and Virtus Global Premium AlphaSector Fund, the description of the subadviser under “Management” in each fund’s summary prospectus and in the respective summary section of the funds’ statutory prospectus is revised to read: “The fund’s subadvisers are Euclid Advisors LLC (“Euclid”), an affiliate of VIA, and F-Squared Institutional Advisors, LLC (“F-Squared”).” The description of Ms. Robinson under “Portfolio Management” is replaced with the following: “Amy Robinson, Managing Director at Euclid, is a manager of the fund. Ms. Robinson has been Portfolio Manager since inception in March 2011.”

•	For Virtus AlphaSector Rotation Fund, the description of the subadviser under “Management” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is revised to read: “The fund’s subadvisers are Euclid Advisors LLC (“Euclid”), an affiliate of VIA, and F-Squared Investments, Inc. (“F-Squared”).” The description of Ms. Robinson under “Portfolio Management” is replaced with the following: “Amy Robinson, Managing Director at Euclid, is a manager of the fund. Ms. Robinson has been Portfolio Manager since 2009.”

•	For Virtus Alternatives Diversifier Fund, the description of the adviser under “Management” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is revised to add: “The fund’s subadviser is Euclid Advisors LLC (“Euclid”), an affiliate of VIA.” The description of Mr. Neel is replaced with the following: “Carlton Neel, Senior Managing Director at Euclid, is a manager of the fund. Mr. Neel has been Portfolio Manager since 2008.” The description of Mr. Dickerson is replaced with the following: “David Dickerson, Managing Director at Euclid, is a manager of the fund. Mr. Dickerson has been Portfolio Manager since 2008.”

•	For Virtus Premium AlphaSector Fund, the description of the subadviser under “Management” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is revised to read: “The fund’s subadvisers are Euclid Advisors LLC (“Euclid”), an affiliate of VIA, and F-Squared Institutional Advisors, LLC (“F-Squared”).” The description of Ms. Robinson under “Portfolio Management” is replaced with the following: “Amy Robinson, Managing Director at Euclid, is a manager of the fund. Ms. Robinson has been Portfolio Manager since inception in July 2010.”

•	The second and third sentences in the second paragraph under “The Adviser” on page 117 are hereby deleted.

•	The table showing subadvisers under “Management of the Funds” on page 118 is amended by adding or revising certain rows as follows:

Virtus Allocator Premium AlphaSector Fund	Euclid Advisors LLC (“Euclid”) and F-Squared Institutional Advisors, LLC (“F-Squared Institutional”)

Virtus AlphaSector Rotation Fund	Euclid and F-Squared Investments, Inc.

Virtus Alternatives Diversifier Fund	Euclid

Virtus Global Premium AlphaSector Fund	Euclid and F-Squared Institutional

Virtus Premium AlphaSector Fund	Euclid and F-Squared Institutional

Supplement dated September 30, 2011 to the Summary Prospectuses and
Statutory Prospectus, each dated January 31, 2011, as supplemented (Continued)
•	The following is added under “The Subadvisers” on page 120:

Euclid, an affiliate of VIA, is located at 100 Pearl Street, Hartford, CT 06103. Euclid serves as subadviser to mutual funds. As of September 30, 2011, Euclid had approximately $3.7 billion in assets under management. As subadviser to Virtus Allocator Premium AlphaSector Fund, Virtus AlphaSector Rotation Fund, Virtus Global Premium AlphaSector Fund and Virtus Premium AlphaSector Fund, Euclid is responsible for determining final allocations and trading decisions following receipt of F-Squared’s and F-Squared Institutional’s investment recommendations.

•	The table showing subadvisory fees for each of the funds under “Management of the Funds” on page 121 is amended by adding the following rows:

Virtus Allocator Premium AlphaSector Fund	To Euclid: 20% of net investment management fee To F-Squared Institutional: 50% of net investment management fee

Virtus AlphaSector Rotation Fund	To Euclid: 20% of net investment management fee To F-Squared: 50% of net investment management fee

Virtus Alternatives Diversifier Fund	50% of net investment management fee

Virtus Global Premium AlphaSector Fund	To Euclid: 20% of net investment management fee To F-Squared Institutional: 50% of net investment management fee

Virtus Premium AlphaSector Fund	To Euclid: 20% of net investment management fee To F-Squared Institutional: 50% of net investment management fee
•	The following sentence is added to the paragraph after the table showing subadvisory fees: “With respect to the Virtus Allocator Premium AlphaSector Fund, Virtus Alpha Sector Rotation Fund, Virtus Alternatives Diversifier Fund, Virtus Global Premium AlphaSector Fund and Virtus Premium AlphaSector Fund, the basis for the Board of Trustees approving the subadvisory agreement with Euclid is expected to be available in the funds’ 2011 annual report, covering the period October 1, 2010 through September 30, 2011.”

•	The table and narrative under “VIA” on pages 125 and 126 regarding portfolio managers is hereby deleted. The following disclosure is inserted on page 123 immediately following the information about portfolio managers of Duff & Phelps.
     Euclid

Virtus Allocator Premium AlphaSector Fund	Amy Robinson (since inception in March 2011)

Virtus AlphaSector Rotation Fund	Amy Robinson (since 2009)

Virtus Alternatives Diversifier Fund	Carlton Neel David Dickerson (both since 2008)

Virtus Global Premium AlphaSector Fund	Amy Robinson (since inception in March 2011)

Virtus Premium AlphaSector Fund	Amy Robinson (since inception in July 2010)
David Dickerson. Mr. Dickerson is Managing Director of Euclid (since September 2011) and Senior Vice President of Zweig Advisers, LLC (“Zweig”). He also serves as portfolio manager of the Virtus Balanced Fund (equity portion), Virtus Growth & Income Fund and Virtus Tactical Allocation Fund (equity portion), as well as The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by Zweig. For the period from July 2002 until returning to Zweig in April 2003, Mr. Dickerson was a managing director and principal of Shelter Rock Capital Partners, L.P., a market neutral hedge fund. While previously employed by Zweig from 1993 until July 2002, Mr. Dickerson served as senior portfolio manager for a number of the former Phoenix-Zweig mutual funds.

Carlton Neel. Mr. Neel is Senior Managing Director of Euclid (since September 2011) and Senior Vice President of Zweig. He also serves as portfolio manager of the Virtus Balanced Fund (equity portion), Virtus Growth & Income Fund and Virtus Tactical

Supplement dated September 30, 2011 to the Summary Prospectuses and
Statutory Prospectus, each dated January 31, 2011, as supplemented (Continued)
Allocation Fund (equity portion), as well as The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by Zweig. For the period from July 2002 until returning to Zweig in April 2003, Mr. Neel was a managing director and principal of Shelter Rock Capital Partners, L.P., a market neutral hedge fund. While previously employed by Zweig from 1995 until July 2002, Mr. Neel served as senior portfolio manager for a number of the former Phoenix-Zweig mutual funds.

Amy Robinson. Ms. Robinson is Managing Director of Euclid (since September 2011) and of VIA (since 1992) and leads VIA’s equity trading function. In this role, Ms. Robinson is responsible for all trading activities of investment portfolios and mutual funds; she also manages strategic operational initiatives for the firm. As Portfolio Manager of the above named funds, she is responsible for determining final allocations and trading decisions following receipt of the limited services subadviser’s investment recommendations. Ms. Robinson has 31 years of investment experience and is former president of the Security Traders Association of Connecticut.
Virtus CA Tax-Exempt Bond Fund
     As approved by the Board of Trustees of Virtus Opportunities Trust, effective September 30, 2011, Newfleet Asset Management, LLC (“Newfleet”) became the investment subadviser for the Virtus CA Tax-Exempt Bond Fund, which was previously managed directly by Virtus Investment Advisers, Inc. (“VIA”), the fund’s investment adviser. The portfolio manager at VIA responsible for the fund will continue to manage the fund on behalf of Newfleet.
     VIA will continue to be the fund’s investment adviser. No changes to the fund’s principal investment strategies are being made. Also, the fees and expenses paid by the fund remain unchanged.
     The fund’s summary and statutory prospectuses are hereby revised as described below.
•	The following is added after the sentence under “Management” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus: “The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA (since September 2011).”

•	The second sentence in the second paragraph under “The Adviser” on page 117 is hereby deleted.

•	The description of Mr. Heaney under “Portfolio Management” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is replaced with the following: “Timothy M. Heaney, CFA, Senior Portfolio Manager — Municipal Securities at Newfleet, is the manager of the fund. Mr. Heaney has been Portfolio Manager since 1997 and co-managed the fund from 1996 to 1997.”

•	The table showing subadvisers for each of the funds under “Management of the Funds” on page 118 is amended by adding the following row:

Virtus CA Tax-Exempt Bond Fund	Newfleet Asset Management, LLC (“Newfleet”)
•	The table showing subadvisory fees for each of the funds under “Management of the Funds” on page 121 is amended by adding the following row:

Virtus CA Tax-Exempt Bond Fund	50% of net investment management fee
•	The following sentence is added to the paragraph after the table showing subadvisory fees: “With respect to the Virtus CA Tax-Exempt Bond Fund, the basis for the Board of Trustees approving the subadvisory agreement is expected to be available in the fund’s 2011 annual report, covering the period October 1, 2010 through September 30, 2011.”

•	The information about Mr. Heaney in the table under “VIA” on page 126 is moved to appear under “SCM Advisors” (renamed “Newfleet” by supplement) on page 124. The biographical information for Mr. Heaney under “VIA” is removed and the following is inserted under “SCM Advisors” (renamed “Newfleet” by supplement).

Timothy M. Heaney, CFA. Mr. Heaney is Senior Portfolio Manager — Municipal Securities at Newfleet (since September 2011) and served as Senior Vice President and Portfolio Manager, Fixed Income of VIA (2008 to September 2011). Previously, he was associated with Goodwin Capital Advisers, Inc. (2007 to 2008), formerly an affiliate of VIA, and was also Managing Director, Fixed Income (1997-2007), Director, Fixed Income Research (1996 to 1997) and Investment Analyst (1995 to 1996) of VIA. He served as Investment Analyst of Phoenix Life Insurance Company from 1992 until 1994. Mr. Heaney also manages DTF Tax-Free Income, Inc., a closed-end fund managed by Duff & Phelps Investment Management Co, an affiliate of Newfleet and VIA.
Investors should retain this supplement with the Prospectus for future reference.

Virtus Multi-Sector Fixed Income Fund, Virtus Multi-Sector Short Term Bond Fund,
Virtus Senior Floating Rate Fund, Virtus Bond Fund and Virtus High Yield Fund,
each a series of Virtus Opportunities Trust
Supplement dated June 2, 2011 to the Prospectus
dated January 31, 2011, as supplemented
IMPORTANT NOTICE TO INVESTORS
Virtus Multi-Sector Fixed Income Fund, Virtus Multi-Sector Short Term Bond Fund and Virtus Senior Floating Rate Fund
     As approved by the Board of Trustees of Virtus Opportunities Trust, effective June 2, 2011, Newfleet Asset Management, LLC (formerly named SCM Advisors, LLC) (“Newfleet”) became the investment subadviser for the above-named funds, replacing Goodwin Capital Advisers, Inc. (“Goodwin”). The portfolio managers at Goodwin responsible for these funds, along with their support team, will continue to manage the funds on behalf of Newfleet, thereby continuing management by the current portfolio management team.
     No changes to the funds’ principal investment strategies are being made. Also, the fees and expenses paid by the funds remain unchanged.
     Each of the funds’ summary and statutory prospectuses is hereby revised as described below.
•	The second sentence under “Management” in the funds’ summary prospectuses and in the summary sections of the funds’ statutory prospectus is replaced with: “The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA (since June 2011).”

•	References to Goodwin in the portfolio managers’ biographical information under “Portfolio Management” in the funds’ summary prospectuses and in the summary sections of the funds’ statutory prospectus are replaced with references to Newfleet. The disclosure is further amended to reflect Mr. Albrycht’s title at Newfleet as Chief Investment Officer — Multi-Sector Fixed Income Strategies and Mr. Jennings’ title at Newfleet as Portfolio Manager — Bank Loan Sector.

•	The fourth sentence in the last paragraph under “Management of the Funds” on page 117 is deleted.

•	References to Goodwin Capital Advisers, Inc. and Goodwin in the table under “The Adviser” on page 118 are changed to “Newfleet Asset Management, LLC” and “Newfleet,” respectively.

•	The description of Goodwin under “Subadvisers” on page 120 is deleted.

•	The description of SCM Advisors under “Subadvisers” on page 120 is revised to reflect the firm’s name change to “Newfleet Asset Management, LLC” and to reflect a second location for the firm at 100 Pearl Street, Hartford, CT 06103.

•	The subadvisory fee paid by VIA on behalf of Virtus Multi-Sector Fixed Income Fund and Virtus Multi-Sector Short Term Bond Fund as shown in the table on page 121 is revised to read: “50% of the net investment management fee.”

•	The information about each portfolio manager in the table under “Goodwin” on page 123 is moved to appear under “SCM Advisors” on page 124, to be renamed “Newfleet.” The biographical information for each of the portfolio managers under “Goodwin” is removed and the following is inserted under “SCM Advisors,” to be renamed “Newfleet.”

David L. Albrycht, CFA. Mr. Albrycht is Chief Investment Officer — Multi-Sector Fixed Income Strategies at Newfleet (since June 2011). Until June 2011, he was Executive Managing Director (2008 to 2011) and Vice President (2005 to 2008), Fixed Income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with VIA, at which time it was an affiliate of Goodwin. He managed fixed income portfolios for Goodwin affiliates since 1991.

Kyle A. Jennings, CFA. Mr. Jennings is Portfolio Manager — Bank Loan Sector of Newfleet (since June 2011). Until June 2011, he was Managing Director (2008 to 2011) and 2nd Vice President (2005 to 2008) of Goodwin. Previously, he was associated with VIA, at which time it was an affiliate of Goodwin, and was a member of the corporate research team since 1998. Mr. Jennings is the sector manager for the leveraged loan sector and assists in formulation of the leveraged loan finance strategy for the retail multi-sector funds. He has 17 years of investment experience.
Virtus Bond Fund and Virtus High Yield Fund
Effective June 2, 2011, SCM Advisors, LLC, subadviser to the above-named funds, changed its name to Newfleet Asset Management, LLC. Accordingly, all references to SCM Advisors, LLC in the funds’ summary prospectuses and statutory prospectus are hereby changed to references to “Newfleet Asset Management, LLC” and all references to SCM Advisors are changed to references to “Newfleet.”
Investors should retain this supplement with the Prospectus for future reference.

VIRTUS SENIOR FLOATING RATE FUND
Section 19(a) Notice
Virtus Senior Floating Rate Fund (the “Fund”) declared a distribution of $0.045, $0.044, and $0.038 to Class I, A, and C shareholders of record for September 2011, payable September 30, 2011. Of this distribution, 74% is estimated to be derived from net investment income and 26% from return of capital. These amounts are based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.
For federal income tax purposes, a portion of the distribution may also be from capital gains which are treated as ordinary income for shareholders and a portion from return of capital. A return of capital may occur when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Please note, the amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

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PRSRT STD U.S. POSTAGE PAID LANCASTER, PA PERMIT 1793
P.O. Box 9874
Providence, RI 02940-8074
For more information about Virtus mutual funds,
please call your financial representative, contact us
at 1-800-243-1574 or Virtus.com.

Virtus Foreign Opportunities Fund

Virtus Foreign Opportunities Fund
(“Foreign Opportunities Fund”)

Message to Shareholders	1
Disclosure of Fund Expenses	2
Fund Summary	4
Key Investment Terms	5
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	23
Tax Information Notice	24
Fund Management Tables	25
PROXY VOTING PROCEDURES (FORM N-PX)
The adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trustees of the Trust (“Trustees,” the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.
FORM N-Q INFORMATION
The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.
This report is not authorized for distribution to prospective investors in the Virtus Foreign Opportunities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
Dear Fellow Shareholders of Virtus Mutual Funds:
It was the tale of two vastly different financial markets for the year ended September 30, 2011. The financial markets were relatively strong in the fourth quarter of 2010, supported by the Federal Reserve’s “QE2” bond purchase program, which gave investors the confidence to invest in equities and other riskier assets. Shortly before QE2 ended in June 2011, however, a stream of negative economic data, along with the mounting debt troubles of Europe and the U.S., undermined most of the year’s earlier gains, and the markets retreated.
Investors faced these economic factors during the past year:
•	U.S. gross domestic product (“GDP”), a key measure of economic growth, shrank to an annual rate of 1.3 percent, far below its historical average of 3.28 percent;

•	U.S. manufacturing activity, which had been expanding since the recession ended in June 2009, weakened;

•	The nation’s unemployment rate remained above 9 percent, hitting a high of 9.2 percent in July;

•	A sovereign debt crisis engulfed several European nations;

•	Many U.S. corporations reported positive earnings throughout the period, but their general reluctance to invest in capital spending and new hiring caused investors concerns about a continued economic slowdown.
U.S. equities, as measured by the S&P 500® Index, gained only 1.14 percent for the period from October 1, 2010 to September 30, 2011, while international equities, represented by the MSCI EAFE® Index, lost 8.9 percent. In contrast, fixed income markets realized positive performance, and the Barclays Capital U.S. Aggregate Bond Index, a metric of taxable bond returns, rose 5.3 percent. At the same time, investor skittishness fueled demand for the relative safety of U.S. bonds, pushing the yield on the 10-year Treasury to fall below 2 percent in August 2011 for the first time ever.
While the market turbulence will eventually end, it is a good reminder of the importance of portfolio diversification. Diversification cannot guarantee a profit or prevent loss; however, owning a mix of asset classes can help cushion your portfolio against market volatility. Your adviser can help you ensure your portfolio is adequately diversified. You may also want to visit our website, www.virtus.com, to learn about the full range of Virtus mutual funds, including new investment strategies that may be used to diversify a core portfolio.
Thank you for investing with Virtus. Our experienced investment teams remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Mutual Funds
October 2011
Whenever you have questions about your account, or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.
Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above.

1

VIRTUS FOREIGN OPPORTUNITIES FUND
Disclosure of Fund Expenses (Unaudited)
For the six-month period of April 1, 2011 to September 30, 2011
     We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Foreign Opportunities Fund (the “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class I shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.
Actual Expenses
     The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
     The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

2

VIRTUS FOREIGN OPPORTUNITIES FUND
Disclosure of Fund Expenses (Unaudited) (Continued)
For the six-month period of April 1, 2011 to September 30, 2011
Expense Table

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	April 1, 2011	September 30, 2011	Ratio	Period*
Actual
Class A	$1,000.00	$914.80	1.46%	$7.01
Class C	1,000.00	911.00	2.20	10.54
Class I	1,000.00	915.80	1.21	5.81

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.66	1.46	7.41
Class C	1,000.00	1,013.90	2.20	11.17
Class I	1,000.00	1,018.93	1.21	6.14

*	Expenses are equal to the Fund’s annualized expense ratio which includes waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 days to reflect the one-half year period.
The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.
You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

Ticker Symbols:
VIRTUS FOREIGN OPPORTUNITIES FUND	Class A: JVIAX
Class C: JVICX
Class I: JVXIX

▪	Foreign Opportunities Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will achieve its objective.

▪	For the fiscal year ended September 30, 2011, the Fund’s Class A shares at NAV returned -4.15%, Class C shares returned -4.85% and Class I shares returned -3.88%. For the same period, the S&P® 500 Index, a broad-based equity index, returned 1.14% and the MSCI EAFE® Index (net), the Fund’s style-specific index appropriate for comparison, returned -9.36%.

All performance figures assume reinvestment of distribution and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.
How did the market perform during the Fund’s fiscal year?
▪	During the latter half of the fiscal year, equity markets across the globe were plagued by increased volatility and heavy trading volumes, primarily resulting from concerns about debt issues in developed countries.

▪	In the United States, the Federal Reserve announced it would pursue Operation Twist—a plan to buy $400 billion in long-term Treasury securities with proceeds from the sale of short-term government debt. The Fed’s intent is to hold interest rates low in an effort to support the American economy. Investors appeared to be unimpressed as markets sold off sharply following the announcement.

▪	In Europe, the sovereign-debt crisis was compounded by slower gross domestic product growth estimates in both the U.S. and Europe. Regulators in Spain, France and Italy banned short selling in their equity markets in an effort to stabilize the region. Even with all the efforts to solve the debt problems of the European periphery, the threat of contagion persists.

▪	Policymakers in many emerging nations continued to battle both inflation and recession concerns. If world economies begin to tip into recession, it’s likely that emerging nations with high absolute interest rates will be able to recover fairly quickly by cutting those rates. Developed nations with near zero rates will likely require longer and more complex strategies to right their economies.
What factors affected the Fund’s performance during its fiscal year?
▪	What we view as strong stock selection in Switzerland helped portfolio performance during the reporting period. Phillip Morris International and Nestle made positive performance contributions.

▪	The portfolio’s holdings in the United Kingdom also performed well. Consumer Staples names, such as British American Tobacco and Imperial Tobacco Group helped performance.

▪	The portfolio had significantly more exposure to Consumer Staples companies, such as British American Tobacco, Imperial Tobacco Group, Phillip Morris International, and Diageo, than the index did. This helped performance during the reporting period.

▪	The portfolio had less exposure to the Financials sector during the period than its benchmark. The companies held, including Daito Trust Construction in Japan, helped performance.

▪	We avoided European bank stocks before the most recent crisis—when they were selling at statistically low price-to-book multiples—because of the serious structural challenges facing the industry. Despite the recent dramatic sell-off, we still are not prepared to invest because those structural issues have yet to be resolved.

▪	Despite this recent period of sharp relative outperformance, the portfolio’s positioning has not changed meaningfully and we remain confident that the superior earnings profiles of companies we seek will continue to leave us well positioned to achieve our long term performance goals.
For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 5.

4

VIRTUS FOREIGN OPPORTUNITIES FUND (Continued)
The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized
There is no guarantee that the Fund will meet its objective.
Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic and market risk. Because the Fund is heavily weighted in a single sector, it will be impacted by that sector’s performance more than a fund with broader sector diversification.
Asset Allocations
The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2011.

Consumer Staples	47%
Financials	13
Health Care	10
Consumer Discretionary	7
Energy	6
Industrials	4
Utilities	3
Other (includes short-term investments and securities lending collateral)	10

Total	100%

KEY INVESTMENT TERMS
American Depositary Receipt (ADR)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Barclays Capital U.S. Aggregate Bond Index
The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.
Exchange-Traded Funds (ETF)
Portfolios of stocks or bonds that track a specific market index.
MSCI EAFE® Index (net)
A free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.
Quantitative Easing (QE2)
A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.
Sponsored American Depositary Receipt (ADR)
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the NYSE.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

5

VIRTUS FOREIGN OPPORTUNITIES FUND (Continued)
Average Annual Total Returns1 for periods ended 9/30/11

	1	5	10	Since		Inception
	Year	Years	Years	Inception		Date

Class A Shares at NAV[2]	-4.15%	-0.42%	8.03%	—		—
Class A Shares at POP[3,4]	-9.66	-1.59	7.40	—		—
Class C Shares at NAV[2] and with CDSC[4]	-4.85	-1.17	—	7.57%		10/10/03
Class I Shares at NAV	-3.88	-0.15	—	0.63		5/15/06
S&P 500® Index	1.14	-1.18	2.82	—	[5]	—	[5]
MSCI EAFE® Index (net)	-9.36	-3.46	5.03	—	[6]	—	[6]
Fund Expense Ratios7: A Shares: 1.47%; C Shares: 2.22%; I Shares: 1.22%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

[4]	CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchases in which a finder’s fee was paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]	Index performance is 3.42% for Class C (since 10/10/03) and -0.39% for Class I (since 5/15/06).

[6]	Index performance is 4.70% for Class C (since 10/10/03) and -3.29% for Class I (since 5/15/06).

[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2011, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios.
Growth of $10,000 for periods ended 9/30
This chart assumes an initial investment of $10,000 made on September 30, 2001 for Class A shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

6

VIRTUS FOREIGN OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011
($ reported in thousands)

	SHARES	VALUE
PREFERRED STOCK—3.5%
Consumer Staples—1.8%
Companhia de Bebidas das Americas ADR 2.94% (Brazil)	571,310	$17,511

Financials—0.5%
Itau Unibanco Holding SA ADR 2.40% (Brazil)	324,560	5,037

Utilities—1.2%
AES Tiete SA 10.59% (Brazil)	899,815	11,246
TOTAL PREFERRED STOCK (Identified Cost $17,877)		33,794

COMMON STOCKS—93.9%
Consumer Discretionary—6.7%
Bureau Veritas SA (France)	182,660	13,130
Domino’s Pizza plc (United Kingdom)	2,086,367	14,385
Hermes International (France)	35,428	10,608
Nitori Co., Ltd. (Japan)	234,050	23,559
Wynn Macau Ltd. (Hong Kong)	1,763,200	4,170

		65,852

Consumer Staples—46.6%
Anheuser-InBev N.V. (Belgium)	418,015	22,188
British American Tobacco (United Kingdom)	1,509,634	63,745
Coca-Cola Amatil Ltd. (Australia)	1,435,129	16,441
Colruyt SA (Belgium)	188,134	7,816
Diageo plc (United Kingdom)	1,142,953	21,792
Imperial Tobacco Group plc (United Kingdom)	1,289,754	43,526
ITC Ltd. (India)	6,639,678	26,747
L’Oreal S.A. (France)(2)	83,298	8,126
Lindt & Spruengli AG (Switzerland)	465	1,359
Nestle India Ltd. (India)	135,098	11,691
Nestle S.A. Registered Shares (Switzerland)	793,600	43,690
Pernod-Ricard S.A. (France)(3)	165,936	12,992
Philip Morris International, Inc. (United States)	907,872	56,633
Reckitt Benckiser Group plc (United Kingdom)	373,579	18,929
SABMiller plc (United Kingdom)	588,314	19,196
Souza Cruz SA (Brazil)	1,732,925	17,262
Tesco plc (United Kingdom)	3,455,991	20,244
Unilever N.V. (Netherlands)	657,354	20,807
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	2,462,560	5,647
Woolworths Ltd. (Australia)	691,457	16,523

		455,354

Energy—6.2%
Canadian Natural Resources Ltd. (Canada)	490,862	14,413
Core Laboratories N.V. (Netherlands)(3)	262,840	23,611
Ecopetrol SA (Colombia)(3)	213,478	8,601
Royal Dutch Shell plc A Shares (United Kingdom)	451,555	13,925

		60,550

Financials—12.6%
Admiral Group plc (United Kingdom)	370,613	7,270
Amlin plc (United Kingdom)	634,953	2,791
CETIP SA — Balcao Organizado de Ativos e Derivativos (Brazil)	916,361	10,776
Daito Trust Construction Co., Ltd. (Japan)	126,800	11,625
Housing Development Finance Corp. (India)	2,824,803	36,775
See Notes to Financial Statements

7

VIRTUS FOREIGN OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	SHARES	VALUE
Financials—continued
Housing Development Finance Corp. Bank Ltd. (India)	3,999,675	$37,836
Housing Development Finance Corp. Bank Ltd. ADR (India)	45,423	1,324
Oversea-Chinese Banking Corp., Ltd. (Singapore)	1,596,600	9,840
QBE Insurance Group Ltd. (Australia)	361,845	4,443

		122,680

Health Care—9.8%
BioMerieux (France)	124,052	10,810
Cie Generale D’optique Essilor International SA (France)	256,754	18,464
Covidien plc (Ireland)	563,830	24,865
Novartis AG Registered Shares (Switzerland)	384,597	21,484
Novo Nordisk A/S Class B (Denmark)	203,205	20,267

		95,890

Industrials—4.5%
Bharat Heavy Electricals Ltd. (India)(2)	207,240	6,911
Bunzl plc (United Kingdom)	621,234	7,403
Canadian National Railway Co. (Canada)	204,275	13,651
Indutrade AB (Sweden)	141,483	3,369
Kuehne & Nagel International AG (Switzerland)	57,410	6,443
Rolls-Royce Holdings plc (United Kingdom)	620,254	5,702

		43,479

Information Technology—2.8%
Baidu.com, Inc. Sponsored ADR (China)(2)	67,929	7,262
Redecard SA (Brazil)	1,127,063	15,172
Tata Consultancy Services Ltd. (India)	214,000	4,504

		26,938

Materials—2.8%
Fresnillo plc (United Kingdom)	282,280	6,901
Goldcorp, Inc. (Canada)	236,400	10,844
Newcrest Mining Ltd. (Australia)	301,875	9,950

		27,695

Utilities—1.9%
CPFL Energia SA (Brazil)	774,000	8,459
CPFL Energia SA ADR (Brazil)(3)	209,600	4,643
Scottish & Southern Energy plc (United Kingdom)	244,891	4,914

		18,016
TOTAL COMMON STOCKS (Identified Cost $735,929)		916,454
TOTAL LONG-TERM INVESTMENTS—97.4% (Identified Cost $753,806)		950,248

SHORT-TERM INVESTMENTS—2.6%
Money Market Mutual Funds—2.6%
Dreyfus Cash Management Fund — Institutional Shares (seven-day effective yield 0.050%)	25,422,468	25,422
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $25,422)		25,422

SECURITIES LENDING COLLATERAL—2.8%
Dreyfus Cash Advantage Fund — Institutional Shares (seven-day effective yield 0.070%)(4)	27,761,632	27,762
TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $27,762)		27,762

TOTAL INVESTMENTS—102.8% (Identified Cost $806,990)		1,003,432	(1)
Other assets and liabilities, net—(2.8)%		(26,884)

NET ASSETS—100.0%		$976,548

See Notes to Financial Statements

8

VIRTUS FOREIGN OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011

Country Weightings (Unaudited)†
United Kingdom	25%
India	13
United States	11
Brazil	9
France	7
Switzerland	7
Australia	5
Other	23

Total	100%

† % of total investments as of September 30, 2011.
ABBREVIATIONS:
ADR            American Depositary Receipt
FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2011, see Note 8, Federal Income Tax Information in the Notes to Financial Statements.

(2)	Non-income producing.

(3)	All or a portion of security is on loan.

(4)	Represents security purchased with cash collateral received for securities on loan.
($ reported in thousands)
The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value		Level 2 —
	at	Level 1 —	Significant
	September 30,	Quoted	Observable
	2011	Prices	Inputs
Investments in Securities:
Equity Securities:
Common Stocks	$916,454	$223,164	$693,290
Preferred Stocks	33,794	11,246	22,548
Securities Lending Collateral	27,762	27,762	—
Short-Term Investments	25,422	25,422	—

Total Investments	$1,003,432	$287,594	$715,838

Securities held by the Fund with an end of period value of $520,456 were transferred from Level 1 into Level 2. Please refer to the security valuation note in the Notes to Financial Statements.
There are no Level 3 (significant unobservable inputs) priced securities.
See Notes to Financial Statements

9

VIRTUS FOREIGN OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2011
(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)(2)	$1,003,432
Receivables
Investment securities sold	1,810
Fund shares sold	692
Dividends and interest receivable	5,319
Tax reclaims	2,350
Prepaid expenses	63

Total assets	1,013,666

Liabilities
Payables
Cash overdraft	24
Fund shares repurchased	2,949
Investment securities purchased	4,858
Collateral on securities loaned	27,762
Investment advisory fee	726
Distribution and service fees	116
Administration fee	115
Transfer agent fees and expenses	344
Trustees’ fee and expenses	8
Professional fee	32
Other accrued expenses	184

Total liabilities	37,118

Net Assets	$976,548

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$1,135,513
Accumulated undistributed net investment income (loss)	16,261
Accumulated undistributed net realized gain (loss)	(371,744)
Net unrealized appreciation (depreciation) on investments	196,518

Net Assets	$976,548

Class A
Net asset value (net assets/shares outstanding) per share	$20.83
Maximum offering price per share NAV/(1—5.75%)	$22.10
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	16,640,638
Net Assets	$346,594
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$20.57
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	2,223,588
Net Assets	$45,742
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$20.89
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	27,968,614
Net Assets	584,212

(1) Investment in securities at cost	$806,990
(2) Market value of securities on loan	$26,081
See Notes to Financial Statements

10

VIRTUS FOREIGN OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2011
($ reported in thousands)

Investment Income
Dividends	$35,267
Security lending	348
Foreign taxes withheld	(1,254)

Total investment income	34,361

Expenses
Investment advisory fees	9,710
Service fees, Class A	1,125
Distribution and service fees, Class C	581
Administration fees	1,572
Transfer agent fee and expenses	1,824
Custodian fees	430
Printing fees and expenses	110
Professional fees	50
Registration fees	82
Trustees’ fee and expenses	82
Miscellaneous expenses	102

Total expenses	15,668

Net investment income (loss)	18,693

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	53,563
Net realized gain (loss) on foreign currency transactions	(22,347)
Net change in unrealized appreciation (depreciation) on investments	(91,921)
Net change in unrealized appreciation (depreciation) on foreign currency translation	6,022

Net gain (loss) on investments	(54,683)

Net increase (decrease) in net assets resulting from operations	$(35,990)

See Notes to Financial Statements

11

VIRTUS FOREIGN OPPORTUNITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
(Reported in thousands)

	Year Ended	Year Ended
	September 30, 2011	September 30, 2010
From Operations
Net investment income (loss)	$18,693	$22,111
Net realized gain (loss)	31,216	(10,019)
Net change in unrealized appreciation (depreciation)	(85,899)	150,758

Increase (decrease) in net assets resulting from operations	(35,990)	162,850

From Distributions to Shareholders
Net investment income, Class A	(7,322)	(6,262)
Net investment income, Class C	(526)	(470)
Net investment income, Class I	(10,694)	(8,996)

Decrease in net assets from distributions to shareholders	(18,542)	(15,728)

From Share Transactions
Sale of shares
Class A (3,115 and 6,955 shares, respectively)	69,970	139,306
Class C (175 and 389 shares, respectively)	3,871	7,732
Class I (5,496 and 6,263 shares, respectively)	125,479	125,220
Reinvestment of distributions
Class A (299 and 286 shares, respectively)	6,670	5,659
Class C (16 and 17 shares, respectively)	366	341
Class I (435 and 402 shares, respectively)	9,694	7,956
Shares repurchased
Class A (9,127 and 10,912 shares, respectively)	(206,103)	(218,783)
Class C (924 and 1,104 shares, respectively)	(20,587)	(21,975)
Class I (6,137 and 7,031 shares, respectively)	(139,196)	(141,846)

Increase (decrease) in net assets from share transactions	(149,836)	(96,390)

Net increase (decrease) in net assets	(204,368)	50,732

Net Assets
Beginning of year	1,180,916	1,130,184

End of year	$976,548	$1,180,916

Accumulated undistributed net investment income (loss) at end of year	$16,261	$16,962
See Notes to Financial Statements

12

VIRTUS FOREIGN OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE
OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(4)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(7)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(7)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Class A
10/1/10 to 9/30/11	$22.06	0.34	(1.23)	(0.89)	(0.34)	—	(0.34)	(1.23)	$20.83	(4.15)%	$346,594	1.47%		1.47%		1.48%		31%
10/1/09 to 9/30/10	19.40	0.37	2.54	2.91	(0.25)	—	(0.25)	2.66	22.06	15.34	493,214	1.47		1.47		1.82		34
10/1/08 to 9/30/09	20.54	0.34	(1.29)	(0.95)	(0.18)	(0.01)	(0.19)	(1.14)	19.40	(4.41)	505,009	1.48		1.48		2.09		63
10/1/07 to 9/30/08	28.58	0.20	(7.59)	(7.39)	(0.17)	(0.48)	(0.65)	(8.04)	20.54	(26.48)	620,952	1.37	(5)	1.39		0.78		129
3/1/07 to 9/30/07	25.00	0.22	3.46	3.68	(0.06)	(0.04)	(0.10)	3.58	28.58	14.72 (3)	667,719	1.36	(2)	1.40	(2)	1.44	(2)	49	(3)
3/1/06 to 2/28/07	21.47	0.21	4.08	4.29	(0.17)	(0.59)	(0.76)	3.53	25.00	20.39	360,822	1.37		1.43		0.88		57
Class C
10/1/10 to 9/30/11	$21.81	0.17	(1.22)	(1.05)	(0.19)	—	(0.19)	(1.24)	$20.57	(4.85)%	$45,742	2.22%		2.22%		0.74%		31%
10/1/09 to 9/30/10	19.21	0.21	2.52	2.73	(0.13)	—	(0.13)	2.60	21.81	14.42	64,480	2.22		2.21		1.04		34
10/1/08 to 9/30/09	20.27	0.22	(1.27)	(1.05)	—	(0.01)	(0.01)	(1.06)	19.21	(5.18)	70,201	2.23		2.23		1.33		63
10/1/07 to 9/30/08	28.31	0.01	(7.52)	(7.51)	(0.05)	(0.48)	(0.53)	(8.04)	20.27	(27.04)	95,523	2.12	(5)	2.15		0.03		129
3/1/07 to 9/30/07	24.85	0.10	3.44	3.54	(0.04)	(0.04)	(0.08)	3.46	28.31	14.24 (3)	106,847	2.11	(2)	2.16	(2)	0.64	(2)	49	(3)
3/1/06 to 2/28/07	21.41	(0.01)	4.11	4.10	(0.07)	(0.59)	(0.66)	3.44	24.85	19.46	45,154	2.13		2.17		(0.06)		57
Class I
10/1/10 to 9/30/11	$22.12	0.42	(1.26)	(0.84)	(0.39)	—	(0.39)	(1.23)	$20.89	(3.88)%	$584,212	1.22%		1.22%		1.83%		31%
10/1/09 to 9/30/10	19.45	0.42	2.54	2.96	(0.29)	—	(0.29)	2.67	22.12	15.60	623,222	1.22		1.22		2.08		34
10/1/08 to 9/30/09	20.58	0.40	(1.28)	(0.88)	(0.24)	(0.01)	(0.25)	(1.13)	19.45	(4.03)	554,974	1.23		1.23		2.42		63
10/1/07 to 9/30/08	28.61	0.27	(7.61)	(7.34)	(0.21)	(0.48)	(0.69)	(8.03)	20.58	(26.31)	399,898	1.12	(5)	1.15		1.01		129
3/1/07 to 9/30/07	25.00	0.25	3.47	3.72	(0.07)	(0.04)	(0.11)	3.61	28.61	14.88 (3)	431,985	1.11	(2)	1.15	(2)	1.59	(2)	49	(3)
5/15/06(6) to 2/28/07	22.54	0.13	3.14	3.27	(0.22)	(0.59)	(0.81)	2.46	25.00	14.84 (3)	83,938	1.13	(2)	1.17	(2)	0.71	(2)	57	(3)

(1)	Sales charges, where applicable, are not reflected in the total return calculation.

(2)	Annualized.

(3)	Not annualized.

(4)	Computed using average shares outstanding.

(5)	Blended net expense ratio.

(6)	Inception date.

(7)	The Fund may invest in other funds, and the annualized expense ratios do not reflect fees and expenses associated with the underlying funds.
See Notes to Financial Statements

13

VIRTUS FOREIGN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2011
1.	Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.

As of the date of this report, 22 funds are offered for sale, of which the Foreign Opportunities Fund is reported in this annual report. The Fund’s investment objective is outlined on the Fund Summary page.

The Fund offers Class A shares, Class C shares and Class I shares.

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within 18 months following purchases on which a finder’s fee has been paid. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are generally sold with a 1% CDSC, if applicable, if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Effective January 1, 2011, Virtus Mutual Funds impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plan and has exclusive voting rights with respect to this plan. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.
2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security valuation:

Security Valuation procedures for the Fund have been approved by the Board. All internally fair valued securities, referred to below, are approved by a valuation committee appointed under the direction of the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.
•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

14

VIRTUS FOREIGN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
•	Level 3 — prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these foreign markets. In such cases the Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain Foreign Common stocks may occur on a frequent basis.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include Forward Currency Contracts and Equity Linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

Short-term Notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Fund’s major categories of assets and liabilities, which primarily include investments of the Fund by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security transactions and related income:

Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

15

VIRTUS FOREIGN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
C.	Income taxes:

The Fund is treated as a separate taxable entity. It is the intent of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

The management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2011, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2008 forward (with limited exceptions).

D.	Distributions to shareholders:

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses:

Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately used.

F.	Foreign currency translation:

Foreign securities and other foreign assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from changes in exchange rates or from fluctuations which arise due to changes in the market prices of securities.

G.	Derivative financial instruments: ($ reported in thousands)

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are

16

VIRTUS FOREIGN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Fund.

Forward Currency Contracts: A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss in the Statement of Operations. When the contract is closed or offset with the same counterparty, on settlement date, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as net realized gain (loss) from foreign currency transactions.

The Fund enters into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Fund also from time to time hedges the currency exposure of foreign denominated securities held in the portfolio, back to U.S. dollars during perceived times of U.S. dollar strength. This is done in order to protect U.S. dollar value of the portfolio. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

The following is a summary of the Fund’s derivative instrument holdings categorized by primary risk exposure as of September 30, 2011. There are no open derivative instrument holdings as of September 30, 2011.

For the fiscal year ended September 30, 2011, the Fund’s average volume of derivative activities is as follows:

Forward Currency	Forward Currency
Contracts – Purchased(1)	Contracts – Sold(2)
$164,332	$(220,984)

(1)	Value at Settlement Date Payable.

(2)	Value at Settlement Date Receivable.

Realized Gain (Loss) on
Derivatives Recognized in Results from Operations
Foreign exchange contracts(1)	$(10,725)

Change in Unrealized Appreciation (Depreciation) on
Derivatives Recognized in Results from Operations
Foreign exchange contracts(2)	$6,226

(1)	Located within Net realized gain (loss) on foreign currency transactions on the Statement of Operations.

(2)	Located within Net change in unrealized appreciation (depreciation) on foreign currency translation on the Statement of Operations.

17

VIRTUS FOREIGN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
H.	Securities lending ($ reported in thousands):

The Fund may loan securities to qualified brokers through an agreement with The Bank of New York Mellon (“BNY Mellon”). Under the terms of the agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash, or securities issued or guaranteed by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BNY Mellon for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

At September 30, 2011, the Fund had securities on loan with a market value of $26,081 and received cash collateral of $27,762.
3.	Investment Advisory Fee and Related Party Transactions ($ reported in thousands except as noted)
A.	Adviser:

Virtus Investment Advisers, Inc. (“VIA,” the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Fund.

For managing, or directing the management of, the investments of the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund: 0.85% of 1st $2 billion; 0.80% $2+ billion through $4 billion; and 0.75% $4+ billion.

The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

B.	Subadviser:

A subadviser manages the investments of the Fund for which it is paid a fee by the Adviser. Vontobel Asset Management, Inc. (“Vontobel”) serves as the Fund’s subadviser.

C.	Expense Recapture:

The Adviser may recapture operating expenses waived or reimbursed under arrangements previously in effect, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations.

D.	Distributor:

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, as the distributor of the Fund’s shares, has advised the Fund that for the fiscal year (the “period”) ended September 30, 2011, it retained Class A net commissions of $18 and Class C deferred sales charges of $2.

18

VIRTUS FOREIGN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
In addition, the Fund pays VP Distributors distribution and/or service fees under Board-approved 12b-1 and shareholder service plans, at the annual rate of 0.25% for Class A shares, and 1.00% for Class C shares applied to the average daily net assets of each respective class. Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

E.	Administration and Transfer Agent Services:

VP Distributors serves as the Administrator to the Fund. For the period ended September 30, 2011, VP Distributors received administration fees totaling $1,140 which are included in the Statement of Operations. A portion of these fees is paid to outside entities that also provide services to the Fund.

VP Distributors also serves as the Fund’s transfer agent. For the period ended September 30, 2011, VP Distributors received transfer agent fees totaling $1,634 which are included in the Statement of Operations. A portion of these fees is paid to outside entities that also provide services to the Fund.

F.	Affiliated Shareholders:

At September 30, 2011, Virtus, its affiliates, Bank of Montreal (a minority investor in Virtus) and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated the following:

	Aggregate	Net Asset
	Shares	Value
Class A shares	5,741	$120
Class I shares	693,119	14,479
4.	Purchases and Sales of Securities ($ reported in thousands)

Purchases and sales of investment securities for the Fund (excluding U.S. Government securities and agency securities, forward currency contracts and short-term securities) during the period ended September 30, 2011, were as follows:

Purchases	Sales
$352,896	$540,207
There were no purchases or sales of long-term U.S. Government and agency securities.

5.	10% Shareholders

As of September 30, 2011, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below. The shareholder is not affiliated with Virtus.

% of	Number
Shares	of
Outstanding	Accounts
28%	1

19

VIRTUS FOREIGN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
6.	Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

At September 30, 2011, the Fund held securities issued by various companies in the consumer staples sector, representing 47% of the total investments of the Fund.
7.	Indemnifications

Under the Fund’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.
8.	Federal Income Tax Information ($ reported in thousands)

At September 30, 2011, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

			Net Unrealized
Federal	Unrealized	Unrealized	Appreciation
Tax Cost	Appreciation	Depreciation	(Depreciation)
$818,541	$214,387	$(29,496)	$184,891
     The Fund has capital loss carryovers which may be used to offset future capital gains, as follows:

Expiration Year
2017	2018	Total
$135,954	$224,240	$360,194
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.
The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers. The Fund’s capital loss carryover may include losses acquired in connection with prior year mergers. Utilization of these capital loss carryovers is subject to annual limitations.
The Fund utilized losses of $17,101 deferred in prior years against current year capital gains.

20

VIRTUS FOREIGN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2011, the Fund deferred capital losses of $0, currency losses of $713, and recognized post-October capital losses of $19,663, and currency losses of $1,684.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed above) consist of undistributed ordinary income of $16,976 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

9.	Reclassifications of Capital Accounts ($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of September 30, 2011, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid
in on
Shares of	Undistributed	Accumulated
Beneficial	Net Investment	Net Realized
Interest	Income (Loss)	Gain (Loss)
$—	$(852)	$852
10.	Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. ASU No. 2010-06 will be implemented effective with the start of the next reporting period.

21

VIRTUS FOREIGN OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
11.	Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

Effective November 7, 2011, securities lending was suspended on all Virtus Funds.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
To the Board of Trustees of
Virtus Opportunities Trust and Shareholders of
Virtus Foreign Opportunities Fund:
     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Foreign Opportunities Fund, (the “Fund”), a series of Virtus Opportunities Trust, at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Philadelphia, Pennsylvania
November 22, 2011

23

VIRTUS FOREIGN OPPORTUNITIES FUND
TAX INFORMATION NOTICE
SEPTEMBER 30, 2011 (Unaudited)
For the fiscal year ended September 30, 2011, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, or if subsequently different, as long-term capital gains dividends (“LTCG”) ($ reported in thousands).

QDI	DRD	LTCG
100%	14%	$0
For the fiscal year ended September 30, 2011, the Fund recognized $32,644 ($ reported in thousands), of foreign source income on which the Fund paid foreign taxes of $1,254 ($ reported in thousands). This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

24

FUND MANAGEMENT TABLES (Unaudited)
     Information pertaining to the Trustees and officers of the Trust as of September 30, 2011, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.
Independent Trustees

Name, Year of Birth,	Principal Occupation(s)
Year Elected and Number	During Past 5 Years and
of Funds Overseen	Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 Served since 1996 45 Funds	Chairman, Bloc Global Services Group, LLC (construction and redevelopment company) (2010 to present). Managing Director, Almanac Capital Management (commodities business) (2007 to 2008). Partner, Stonington Partners, Inc. (private equity fund) (2001 to 2007). Director/Trustee, Wells Fargo Advantage Funds (f/k/a Evergreen Funds) (152 portfolios) (1989 to present). Director, Diversapak (soft packaging company) (2002 to present). Director, Obaji Medical Products (skin care company) (2003 to 2007).

Philip R. McLoughlin Chairman YOB: 1946 Served since 1996 58 Funds	Managing Director, SeaCap Asset Management Fund I, L.P. (2009 to present) and SeaCap Partners, LLC (investment management) (2009 to 2010). Partner, Cross Pond Partners, LLC (strategy consulting firm) (2006 to present). Chairman (2010 to present) and Director (1991 to present), World Trust Fund. Chairman and Trustee, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios) (2003 to present). Director, DTF Tax-Free Income Fund, Inc. and Duff & Phelps Utility and Corporate Bond Trust, Inc. (1996 to present); DNP Select Income Fund Inc. (2009 to present); and Duff & Phelps Global Utility Income Fund Inc. (2011 to present). Director, Argo Group International Holdings, Inc. and its predecessor, PXRE Corporation (insurance) (1986 to 2009).

Geraldine M. McNamara YOB: 1951 Served since 2001 49 Funds	Retired. Managing Director, U.S. Trust Company of New York (private bank) (1982 to 2006). Director, DTF Tax-Free Income Fund, Inc. and Duff & Phelps Utility and Corporate Bond Trust, Inc. (2003 to present); DNP Select Income Fund Inc. (2009 to present); and Duff & Phelps Global Utility Income Fund Inc. (2011 to present).

James M. Oates YOB: 1946 Served since 1996 45 Funds	Managing Director, Wydown Group (consulting firm) (1994 to present). Chairman and Trustee, John Hancock Trust (115 portfolios) and John Hancock Funds II (87 portfolios) (2005 to present). Director, Stifel Financial (1996 to present). Chairman, Connecticut River Bank (1999 to present). Director, Connecticut River Bancorp (1998 to present). Chairman, Emerson Investment Management, Inc. (2000 to present). Director, Trust Company of New Hampshire (2002 to present). Director, Beaumont Financial Partners, LLC (2000 to present). President of the Board (1999 to present) and Director (1985 to present), Middlesex School. Founder, Chairman (1997 to 2006) and Non-Executive Chairman (2007 to present), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services). Director, Investors Bank and Trust Co. and Investors Financial Services Corporation (1995 to 2007). Trustee, John Hancock Funds III (2005 to 2006).

Richard E. Segerson YOB: 1946 Served since 1996 45 Funds	Managing Director, Northway Management Company (1998 to present).

Ferdinand L.J. Verdonck YOB: 1942 Served since 2006 45 Funds	Trustee, The J.P. Morgan Fleming Continental European Investment Trust (1998 to present). Director, Galapagos N.V. (biotechnology) (2005 to present). Mr. Verdonck is also a director of several non-U.S. companies.

25

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
     The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

Name, Year of Birth,	Principal Occupation(s)
Year Elected and Number	During Past 5 Years and
of Funds Overseen	Other Directorships Held by Trustee
George R. Aylward(1) President YOB: 1964 Served since 2006 47 Funds	Director, President and Chief Executive Officer (2008 to present), Director and President (2006 to 2008), Chief Operating Officer (2004 to 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Various senior officer positions with Virtus affiliates (2008 to present). Senior Executive Vice President and President, Asset Management (2007 to 2008), Senior Vice President and Chief Operating Officer, Asset Management (2004 to 2007), The Phoenix Companies, Inc. Various senior officer positions with Phoenix affiliates (2005 to 2008). President (2006 to present), Executive Vice President (2004 to 2006), the Virtus Mutual Funds Family. President, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios) (since 2010). Chairman, President and Chief Executive Officer, The Zweig Fund, Inc. and Zweig Total Return Fund, Inc. (2006 to present).

(1)	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.

26

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Officers of the Trust Who Are Not Trustees

Position(s) Held with
Name, Address and	Trust and Length of	Principal Occupation(s)
Year of Birth	Time Served	During Past 5 Years
Francis G. Waltman YOB: 1962	Senior Vice President since 2008.	Executive Vice President, Head of Product Management (2009 to present), Senior Vice President, Asset Management Product Development (2008 to 2009), Senior Vice President, Asset Management Product Development (2005 to 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Senior Vice President, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios) (since 2010). Director (2008 to 2009), Director and President (2006 to 2007), VP Distributors, Inc. (f/k/a Phoenix Equity Planning Corporation). Director and Senior Vice President, Virtus Investment Advisers, Inc. (2008 to present).

Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2010.	Vice President, Virtus Investment Partners, Inc. (2008 to present); Chief Compliance Officer, Virtus Investment Partners, Inc. (2008 to 2011); Chief Compliance Officer, Virtus Variable Insurance Trust (9 portfolios) (since 2011); Vice President and Counsel, The Phoenix Cos., Inc. (2003 to 2008).

W. Patrick Bradley YOB: 1972	Chief Financial Officer and Treasurer since 2005; Vice President since 2011	Senior Vice President, Fund Administration (2009 to present), Vice President, Fund Administration (2007 to 2009), Second Vice President, Fund Control & Tax (2004 to 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Chief Financial Officer and Treasurer (2006 to present), Vice President and Principal Accounting Officer (2006 to 2010), Assistant Treasurer (2004 to 2006), Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios). Chief Financial Officer and Treasurer (2005 to present), Assistant Treasurer (2004 to 2006), certain funds within the Virtus Mutual Funds Family.

Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (2009 to present), Counsel and Secretary (2008 to present) and Vice President (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Vice President, Chief Legal Officer, Counsel and Secretary, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios) (since 2010). Vice President and Counsel, Phoenix Life Insurance Company (2005 to 2008). Compliance Officer of Investments and Counsel, Travelers Life and Annuity Company (January 2005 to May 2005). Assistant General Counsel and certain other positions, The Hartford Financial Services Group (1995 to 2005).

27

VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
George R. Aylward
Leroy Keith, Jr.
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
Ferdinand L.J. Verdonck
Officers
George R. Aylward, President
Francis G. Waltman, Senior Vice President
Nancy J. Engberg, Vice President and Chief Compliance Officer
W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer
Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary
Investment Adviser
Virtus Investment Advisers, Inc.
100 Pearl Street
Hartford, CT 06103-4506
Principal Underwriter

VP Distributors, LLC
100 Pearl Street
Hartford, CT 06103-4506
Transfer Agent
VP Distributors, LLC
100 Pearl Street
Hartford, CT 06103-4506
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10005-2588
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLC
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services       1-800-243-1574
Adviser Consulting Group 1-800-243-4361
Telephone Orders             1-800-367-5877
Text Telephone                 1-800-243-1926
Web site                                  Virtus.com
Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about
Virtus mutual funds, please call
your financial representative,
contact us at 1-800-243-1574
or Virtus.com

8025	11-11
P.O. Box 9874
Providence, RI 02940-8074
PRSRT STD
U.S. POSTAGE
PAID
LANCASTER,
PA
PERMIT 1793

Virtus Multi-Sector Short Term Bond Fund
*Prospectus supplement applicable to Fund appears at the back of this annual report

Virtus Multi-Sector Short Term Bond Fund
(“Multi-Sector Short Term Bond Fund”)

Message to Shareholders	1
Disclosure of Fund Expenses	2
Fund Summary	4
Key Investment Terms	7
Schedule of Investments	8
Statement of Assets and Liabilities	34
Statement of Operations	35
Statement of Changes in Net Assets	36
Financial Highlights	37
Notes to Financial Statements	39
Report of Independent Registered Public Accounting Firm	48
Tax Information Notice	49
Consideration of Subadvisory Agreements by the Board of Trustees	50
Fund Management Tables	52
PROXY VOTING PROCEDURES (FORM N-PX)
The adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trustees of the Trust (“Trustees,” the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.
FORM N-Q INFORMATION
The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.
This report is not authorized for distribution to prospective investors in the Virtus Multi-Sector Short Term Bond Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
Dear Fellow Shareholders of Virtus Mutual Funds:

It was the tale of two vastly different financial markets for the year ended September 30, 2011. The financial markets were relatively strong in the fourth quarter of 2010, supported by the Federal Reserve’s “QE2” bond purchase program, which gave investors the confidence to invest in equities and other riskier assets. Shortly before QE2 ended in June 2011, however, a stream of negative economic data, along with the mounting debt troubles of Europe and the U.S., undermined most of the year’s earlier gains, and the markets retreated.
Investors faced these economic factors during the past year:
•	U.S. gross domestic product (“GDP”), a key measure of economic growth, shrank to an annual rate of 1.3 percent, far below its historical average of 3.28 percent;

•	U.S. manufacturing activity, which had been expanding since the recession ended in June 2009, weakened;

•	The nation’s unemployment rate remained above 9 percent, hitting a high of 9.2 percent in July;

•	A sovereign debt crisis engulfed several European nations;

•	Many U.S. corporations reported positive earnings throughout the period, but their general reluctance to invest in capital spending and new hiring caused investors concerns about a continued economic slowdown.
U.S. equities, as measured by the S&P 500® Index, gained only 1.14 percent for the period from October 1, 2010 to September 30, 2011, while international equities, represented by the MSCI EAFE® Index, lost 8.9 percent. In contrast, fixed income markets realized positive performance, and the Barclays Capital U.S. Aggregate Bond Index, a metric of taxable bond returns, rose 5.3 percent. At the same time, investor skittishness fueled demand for the relative safety of U.S. bonds, pushing the yield on the 10-year Treasury to fall below 2 percent in August 2011 for the first time ever.
While the market turbulence will eventually end, it is a good reminder of the importance of portfolio diversification. Diversification cannot guarantee a profit or prevent loss; however, owning a mix of asset classes can help cushion your portfolio against market volatility. Your adviser can help you ensure your portfolio is adequately diversified. You may also want to visit our website, www.virtus.com, to learn about the full range of Virtus mutual funds, including new investment strategies that may be used to diversify a core portfolio.
Thank you for investing with Virtus. Our experienced investment teams remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Mutual Funds
October 2011
Whenever you have questions about your account, or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.
Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above.

1

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
Disclosure of Fund Expenses (Unaudited)
For the six-month period of April 1, 2011 to September 30, 2011
     We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Multi-Sector Short Term Bond Fund (the “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class T shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class C shares are sold without a sales charge. Class I shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.
Actual Expenses
     The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
     The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if those transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

2

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
Disclosure of Fund Expenses (Unaudited) (Continued)
For the six-month period of April 1, 2011 to September 30, 2011

Expense Table
	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	April 1, 2011	September 30, 2011	Ratio	Period*

Multi-Sector Short Term Bond Fund

Actual
Class A	$1,000.00	$986.10	1.04%	$5.18
Class B	1,000.00	985.60	1.54	7.67
Class C	1,000.00	984.90	1.29	6.42
Class T	1,000.00	982.40	1.79	8.90
Class I	1,000.00	989.40	0.79	3.94

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.79	1.04	5.28
Class B	1,000.00	1,017.25	1.54	7.82
Class C	1,000.00	1,018.52	1.29	6.55
Class T	1,000.00	1,015.98	1.79	9.09
Class I	1,000.00	1,021.06	0.79	4.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 days to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

Ticker Symbols:
VIRTUS MULTI-SECTOR SHORT TERM BOND FUND	Class A: NARAX
Class B: PBARX
Class C: PSTCX
Class T: PMSTX
Class I: PIMSX
■	Multi-Sector Short Term Bond Fund (the “Fund”) is diversified and has an investment objective to seek to provide high current income while attempting to limit changes in the Fund’s net asset value per share caused by interest rate changes. There is no guarantee that the Fund will achieve its objective.

■	For the fiscal year ended September 30, 2011, the Fund’s Class A shares at NAV returned 2.02%; Class B shares returned 1.53%; Class C shares returned 1.75%; Class T shares returned 1.24%; and Class I shares returned 2.28%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 5.26%; and the Bank of America Merrill Lynch 1—2.99 Year Medium Quality Corporate Bonds Index, the Fund’s style-specific index appropriate for comparison, returned 1.50%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.
How did the market perform during the Fund’s fiscal year?
■	During the first half of the Fund’s fiscal year the economy showed signs of recovery, with modest improvement in the economic statistics, including manufacturing and consumer confidence. However, during the second half of the year, the economic recovery slowed and concerns increased about the trajectory of economic growth.

■	The outperformance of spread sectors over the first three quarters of the Fund’s fiscal year came to an abrupt stop during the third quarter of 2011 as weakness in the credit markets resulted from growing concerns over the debt crisis in Europe, the U.S. debt ceiling debate and subsequent loss of its AAA long-term rating by Standard & Poor’s, and global growth concerns. Overall U.S. Treasuries outperformed most spread sectors during the Fund’s fiscal year.
■	Over the last 12 months yields declined across the U.S. Treasury curve and the curve flattened.
What factors affected the Fund’s performance during its fiscal year?
■	The underperformance of most spread sectors relative to U.S. Treasuries was a key factor that detracted from Fund performance for the year.

■	Among fixed income sectors, the Fund’s overweight to corporate high yield, bank loans, and non-U.S. Dollar securities detracted from the Fund’s performance.

■	Strong issue selection within the asset-backed and corporate high yield sectors benefited performance.
For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 7.

4

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND (Continued)
The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
There is no guarantee that the Fund will meet its objective.
     As interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities. The Fund may invest in high yield bonds, which may be subject to greater credit and market risks. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic and market risk.
Asset Allocations
The following table presents the portfolio holdings within certain sectors as a percentage of total investments as of September 30, 2011.

Corporate Bonds	38%
Mortgage-Backed Securities	28
Asset-Backed Securities	12
Loan Agreements	11
Foreign Government Securities	10
Other (includes short-term investments)	1

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 7.

5

Average Annual Total Returns1 for periods ended 9/30/11

	1	5	10	Since		Inception
	Year	Years	Years	Inception		Date
Class A Shares at NAV [2]	2.02%	5.41%	5.54%	—		—
Class A Shares at POP [3,4]	-0.27	4.93	5.30	—		—
Class B Shares at NAV [2]	1.53	4.91	5.03	—		—
Class B Shares with CDSC [4]	0.07	4.91	5.03	—		—
Class C Shares at NAV [2]	1.75	5.14	5.32	—		—
Class T Shares at NAV [2] and with CDSC[4]	1.24	4.62	—	4.06%		6/2/03
Class I Shares at NAV	2.28	—	—	7.06		6/6/08
Barclays Capital U.S. Aggregate Bond Index	5.26	6.53	5.66	—	[5]	—	[5]
Bank of America Merrill Lynch 1—2.99 Year
Medium Quality Corporate Bonds Index	1.50	4.72	4.36	—	[6]	—	[6]
Fund Expense Ratios7: A Shares: Gross 1.07%; B Shares: Gross 1.57%; C Shares: Gross 1.32%; T Shares: Gross 1.82%; I Shares: Gross 0.82%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.

[4]	CDSC (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for Class B shares decline from 2% to 0% over a three year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class T shares are 1% within the first year and 0% thereafter.

[5]	Index performance is 5.10% for Class T (since 6/2/03) and 6.90% for Class I (since 6/6/08).

[6]	Index performance is 3.92% for Class T (since 6/2/03) and 4.47% for Class I (since 6/6/08).

[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2011, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Gross Expense: Does not reflect the effect of the voluntary fee waiver which may be discontinued at any time. See the financial highlights for more current expense ratios.
Growth of $10,000 for periods ended 9/30
This chart assumes an initial investment of $10,000 made on September 30, 2001, for Class A, Class B and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

6

KEY INVESTMENT TERMS
American Depositary Receipt (ADR)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Bank of America Merrill Lynch 1—2.99 Year Medium Quality Corporate Bonds Index
The Bank of America Merrill Lynch 1—2.99 Year Medium Quality Corporate Bonds Index measures performance of U.S. investment grade corporate bond issues rated “BBB” and “A” by Standard & Poor’s/Moody’s with maturities between one and three years. The index is calculated on a total return basis.
Barclays Capital U.S. Aggregate Bond Index
The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.
Exchange-Traded Funds (ETF)
Portfolios of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.
MSCI EAFE® lndex
The MSCI EAFE® (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that measures equity market performance of developed markets, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.
PIK (Payment-in-Kind Security)
A bond which pays some or all interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.
Quantitative Easing (QE2)
A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.
REIT (Real Estate Investment Trust)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S companies. The index is calculated on a total return basis with dividends reinvested.

7

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—1.2%
U.S. Treasury Note
1.750%, 5/31/16	$29,000		$30,178
2.125%, 8/15/21	25,000		25,485

TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $55,373)			55,663

MUNICIPAL BONDS—0.3%
Connecticut—0.0%
Mashantucket Western Pequot Tribe Taxable Series A, 144A (NATL Insured) 6.910%, 9/1/12(4)	915		868

Kentucky—0.2%
Commonwealth of Kentucky Taxable 3.165%, 4/1/18	7,100		7,243

Virginia—0.1%
Tobacco Settlement Financing Corp. Taxable Series 07-A1, 6.706%, 6/1/46	4,850		3,199

TOTAL MUNICIPAL BONDS (Identified Cost $12,469)			11,310

FOREIGN GOVERNMENT SECURITIES—9.8%
Bolivarian Republic of Venezuela
8.500%, 10/8/14	22,580		19,983
RegS 5.750%, 2/26/16 (5)	31,605		22,677
RegS 7.000%, 12/1/18 (5)	3,230		2,059
Commonwealth of Australia Series 123, 5.750%, 4/15/12	65,332	AUD	63,765
Commonwealth of Canada 2.000%, 9/1/12	65,493	CAD	63,142
Commonwealth of New Zealand Series 1111, 6.000%, 11/15/11	42,370	NZD	32,438
Series 413, 6.500%, 4/15/13	11,084	NZD	8,907
Federative Republic of Brazil 12.500%, 1/5/16	44,484	BRL	26,379
10.250%, 1/10/28	4,275	BRL	2,387
Kingdom of Norway
Series 470, 6.500%, 5/15/13	235,432	NOK	43,274
Kingdom of Sweden Series 1046, 5.500%, 10/8/12	176,305	SEK	26,813
Republic of Argentina provincia de Neuquen 144A 7.875%, 4/26/21 (4)	$6,544		6,217
PIK Interest Capitalization 8.280%, 12/31/33	50,096		34,566
Series GDP 0.000%, 12/15/35(3)	24,420		3,419
Republic of Colombia 12.000%, 10/22/15	9,935,000	COP	6,267
Republic of Indonesia Series FR-23, 11.000%, 12/15/12	26,600,000	IDR	3,231
Series FR-30, 10.750%, 5/15/16	40,550,000	IDR	5,432
Republic of Korea Series 1112, 4.750%, 12/10/11	23,141,000	KRW	19,690
Republic of Lithuania 144 A 6.750%, 1/15/15(4)	10,600		11,037
Republic of Poland Series 0414, 5.750%, 4/25/14	67,160	PLZ	20,767
3.875%, 7/16/15	12,250		12,415
Republic of Sri Lanka 144 A 6.250%, 7/27/21(4)	300		289
Republic of Turkey 0.000%, 4/25/12	13,190	TRY	6,794
Russian Federation RegS 7.500%, 3/31/30(3)(5)	1,670		1,880

TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $457,219)			443,828

MORTGAGE-BACKED SECURITIES—27.5%
Agency—3.6%
FHLMC 6.000%, 8/1/34	1,102		1,221
FNMA
5.500%, 1/1/17	266		289
6.000%, 5/1/17	82		90
See Notes to Financial Statements

8

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR VALUE	VALUE
Agency—continued
5.500%, 8/1/17	$66	$72
4.500%, 4/1/18	489	524
5.000%, 10/1/19	1,349	1,461
5.500%, 2/1/20	664	721
5.500%, 3/1/20	884	960
5.500%, 3/1/20	494	537
5.500%, 3/1/20	78	85
5.500%, 3/1/20	255	277
5.500%, 4/1/20	782	850
5.000%, 6/1/20	2,048	2,218
6.000%, 12/1/32	147	163
5.500%, 2/1/33	325	355
5.500%, 5/1/34	1,502	1,641
6.000%, 8/1/34	933	1,036
6.000%, 10/1/34	538	596
6.000%, 10/1/34	952	1,055
5.500%, 11/1/34	1,508	1,647
5.500%, 11/1/34	1,708	1,866
6.000%, 11/1/34	1,346	1,491
5.500%, 12/1/34	790	863
5.500%, 1/1/35	1,681	1,836
6.000%, 1/1/37	1,207	1,329
6.000%, 1/1/37	1,730	1,905
5.500%, 7/1/37	11	12
6.000%, 7/1/37	460	505
6.000%, 12/1/37	2,192	2,410
6.000%, 4/1/38	1,459	1,603
5.500%, 9/1/38	1,619	1,760
5.500%, 12/1/38	1,451	1,577
5.000%, 7/1/40	9,439	10,170
5.000%, 7/1/40	7,470	8,049
5.000%, 8/1/40	36,662	39,479
4.000%, 3/1/41	24,599	25,824
4.500%, 5/1/41	19,525	20,747
4.500%, 5/1/41	19,361	20,572
4.500%, 5/1/41	4,735	5,031
GNMA
6.500%, 7/15/31	25	29
6.500%, 8/15/31	57	65
6.500%, 11/15/31	59	68
6.500%, 2/15/32	26	30
6.500%, 4/15/32	93	107
6.500%, 4/15/32	92	106

		163,232

Non-Agency—23.9%
ABN AMRO Mortgage Corp. 02-9, M 5.750%, 12/25/32	2,697	2,574
American Tower Trust 07-1A, C 144A 5.615%, 4/15/37(4)	3,685	3,913
Americold LLC Trust 10-ARTA, A1 144A 3.847%, 1/14/29(4)	13,551	14,097
Banc of America
Alternative Loan Trust 03-10, 2A1 6.000%, 12/25/33	6,729	7,042
Banc of America Commercial Mortgage, Inc. 05-2, B
5.037%, 7/10/43(3)	10,141	8,696
05-6, AM 5.194%, 9/10/47(3)	1,630	1,646
07-1, AMFX 5.482%, 1/15/49(3)	12,350	10,803
Banc of America Funding Corp. 06-5, 4A4
6.000%, 9/25/36	2,414	2,396
Banc of America Mortgage Securities, Inc. 05-1, 1A22
5.250%, 2/25/35	3,110	3,068
5.500%, 3/25/35	4,061	4,058
Bear Stearns Commercial Mortgage Securities, Inc.
06-T22, AM 5.705%, 4/12/38(3)	11,600	11,346
06-PW12, AM 5.759%, 9/11/38(3)	9,250	8,893
06-PW14, A4 5.201%, 12/11/38	7,400	8,005
06-PW14, AM 5.243%, 12/11/38	10,000	8,979
05-PW10, A4 5.405%, 12/11/40(3)	1,720	1,861
05-PW10, AM 5.449%, 12/11/40(3)	11,550	11,020
04-PWR3, A4 4.715%, 2/11/41	6,500	6,791
05-PWR8, A4 4.674%, 6/11/41	7,100	7,548
See Notes to Financial Statements

9

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
04-PWR5, A5 4.978%, 7/11/42(3)	$3,925	$4,187
07-T28, A4 5.742%, 9/11/42(3)	3,360	3,730
07-PW18, A4 5.700%, 6/11/50	6,500	7,004
Chase Mortgage Finance Corp.
05-S1, A10 5.500%, 5/25/35	6,857	6,722
Citicorp Mortgage Securities, Inc.
07-1, A1 5.500%, 1/25/22	2,417	2,365
03-11, 2A10 5.500%, 12/25/33	8,281	8,338
04-4, A6 5.500%, 6/25/34	10,837	11,195
Citigroup/Deutsche Bank Commercial Mortgage Trust
05-CD1, A4 5.226%, 7/15/44(3)	5,000	5,428
05-CD1, AM 5.226%, 7/15/44(3)	6,410	6,592
07-CD4, A4 5.322%, 12/11/49	8,205	8,464
Commercial Mortgage Pass-Through Certificates 11-THL, C, 144A
5.163%, 6/9/28(4)	9,000	8,393
01-J2A, A2, 144A 6.096%, 7/16/34(4)	102	103
Countrywide Alternative Loan Trust
04-24CB, 1A1 6.000%, 11/25/34	6,035	5,876
Countrywide Home Loan Mortgage Pass-Through Trust
02-35, 1A2 5.000%, 2/25/18	4,823	4,893
03-28, A8 5.500%, 8/25/33	4,086	4,210
04-9, A6 5.250%, 6/25/34	2,222	2,273
05-17, 1A10 5.250%, 9/25/35	3,836	3,739
Credit Suisse First Boston Mortgage Securities Corp.
04-8, 7A1 6.000%, 12/25/34	13,107	13,096
03-CPN1, C 4.763%, 3/15/35	7,964	7,173
02-CKS4, B 5.333%, 11/15/36	5,710	5,645
02-CKS4, C 5.394%, 11/15/36	5,000	4,886
04-C5, A3 4.499%, 11/15/37	3,560	3,560
Credit Suisse Mortgage Capital Certificates 06-C1, A3
5.420%, 2/15/39(3)	7,182	7,502
06-C1, AM 5.420%, 2/15/39(3)	4,745	4,549
Deutsche Bank/UBS Mortgage Trust 11-LC3A, A2
3.642%, 8/10/44	11,500	11,867
11-LC1A, A3, 144A 5.002%, 11/10/46(4)	8,500	9,098
Entertainment Properties Trust 03-EPR, A2, 144A
5.244%, 2/15/18(4)	7,854	8,076
Extended Stay America Trust 10-ESHA, A, 144A
2.951%, 11/5/27(4)	5,909	5,814
10-ESHA, D, 144A 5.498%, 11/5/27(4)	9,310	8,761
First Horizon Asset Securities, Inc.
06-1, 1A8 6.000%, 5/25/36	7,032	6,779
GE Capital Commercial Mortgage Corp.
03-C1, C 4.975%, 1/10/38(3)	4,332	4,353
04-C3, A4 5.189%, 7/10/39(3)	13,500	14,384
GMAC Commercial Mortgage Securities, Inc.
03-C1, D 4.283%, 5/10/36	10,000	9,942
See Notes to Financial Statements

10

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
04-C2, A3 5.134%, 8/10/38	$1,200	$1,241
04-C2, A4 5.301%, 8/10/38(3)	8,178	8,743
04-C3, A4 4.547%, 12/10/41	1,286	1,292
Goldman Sachs Mortgage Securities Corp. II
07-EOP, G, 144A 3.018%, 3/6/20(3)(4)	6,080	5,913
07-EOP, H, 144A 3.585%, 3/6/20(3)(4)	1,850	1,808
11-ALF, B, 144A 3.215%, 2/10/21(4)	8,000	7,838
04-GG2, A4 4.964%, 8/10/38	6,646	6,646
07-GG10, A4 5.790%, 8/10/45(3)	10,870	11,301
Greenwich Capital Commercial Funding Corp.
04-GG1, A7 5.317%, 6/10/36(3)	7,950	8,413
GSR Mortgage Loan Trust
04-6F, 1A1 5.000%, 5/25/34	1,327	1,325
05-5F, 2A8 5.500%, 6/25/35	9,820	10,130
5.250%, 7/25/35(3)	14,378	13,801
07-1F, 2A2 5.500%, 1/25/37	2,849	2,695
Heller Financial Commercial Mortgage Asset
00-PH1, G, 144A 6.750%, 1/17/34(4)	2,925	2,863
JPMorgan Chase Commercial Mortgage Securities Corp.
09-IWST, A1, 144A 4.314%, 12/5/27(4)	16,230	17,356
10-CNTR, A1, 144A 3.300%, 8/5/32(4)	11,474	11,529
04-C1, A3 4.719%, 1/15/38	5,565	5,853
06-CB17, AM 5.464%, 12/12/43	11,905	10,902
06-LDP7, AM 5.878%, 4/15/45(3)	11,125	10,700
06-LDP7, A4 6.072%, 4/15/45(3)	9,997	10,995
06-LDP9, A3 5.336%, 5/15/47	14,649	15,137
07-LD12, A4 5.882%, 2/15/51(3)	8,029	8,536
JPMorgan Chase Mortgage Finance Corp.
05-S3, A12 5.500%, 11/25/35	6,197	6,158
JPMorgan Mortgage Trust
03-A2, 3A1 2.105%, 11/25/33(3)	12,487	11,876
05-A1, 4A1 4.784%, 2/25/35(3)	3,182	3,025
05-A2, 4A1 5.107%, 4/25/35(3)	3,288	3,062
05-A4, 3A1 5.122%, 7/25/35(3)	7,885	7,226
06-A1, B1 3.932%, 2/25/36(3)	4,089	124
Lehman Brothers- UBS Commercial Mortgage Trust
04-C7, A6 4.786%, 10/15/29(3)	10,536	11,198
01-C2, C 6.975%, 9/15/34	926	927
06-C3, AM 5.712%, 3/15/39(3)	960	893
06-C6, A4 5.372%, 9/15/39	11,830	12,800
06-06, AM 5.413%, 9/15/39	10,000	9,536
07-C2, A2 5.303%, 2/15/40	7,948	7,970
07-C2, A3 5.430%, 2/15/40	6,830	7,019
05-C3, AM 4.794%, 7/15/40	7,460	7,242
07-C6, A2 5.845%, 7/15/40	10,687	10,883
07-C6, A4 5.858%, 7/15/40(3)	4,950	5,302
07-C7, A3 5.866%, 9/15/45(3)	10,300	11,058
MASTR Alternative Loans Trust
04-7, 4A1 4.500%, 7/25/19	10,854	11,120
See Notes to Financial Statements

11

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
04-6, 7A1
6.000%, 7/25/34	$8,591	$8,527
MASTR Asset Securitization Trust
05-1, 1A1
5.000%, 5/25/20	2,735	2,749
06-1, 1A2
5.750%, 5/25/36	8,460	8,318
Merrill Lynch Floating Trust 08-LAQA, A1 144A
0.764%, 7/9/21(3)(4)	15,397	14,824
Merrill Lynch Mortgage Investors, Inc. 98-C1, B
6.750%, 11/15/26(3)	10,000	10,852
Merrill Lynch Mortgage Trust 06-C1, AM
5.666%, 5/12/39(3)	7,520	7,178
04-KEY2, A3
4.615%, 8/12/39	12,250	12,810
Merrill Lynch-Countrywide Commercial Mortgage Trust
06-3, A4
5.414%, 7/12/46(3)	11,700	12,564
06-4, A3
5.172%, 12/12/49(3)	9,500	10,137
Morgan Stanley Capital I
04-IQ7, C
5.408%, 6/15/38(3)	6,654	6,465
04-HQ4, A6
4.830%, 4/14/40	4,538	4,640
06-T23, A4
5.815%, 8/12/41(3)	11,115	12,497
06-T23, AM
5.815%, 8/12/41(3)	10,000	10,248
06-IQ12, A4
5.332%, 12/15/43	14,500	15,662
07-IQ14, A4
5.692%, 4/15/49(3)	9,720	10,084
Morgan Stanley Mortgage Loan Trust
04-2AR, 3A
2.253%, 2/25/34(3)	3,338	3,110
04-2AR, 4A
4.742%, 2/25/34(3)	7,553	7,240
05-5AR, 4A1
5.318%, 9/25/35(3)	1,640	1,111
Prudential Commercial Mortgage Trust
03-PWR1, D, 144A
4.775%, 2/11/36(4)	4,950	4,681
RAAC 05-SP1, 2A2
5.250%, 9/25/34	1,854	1,853
Residential Accredit Loans,
Inc. 03-QS6, A4
4.250%, 3/25/33	7,406	7,583
Residential Asset Mortgage Products, Inc. 04-SL2, A3
7.000%, 10/25/31	5,575	5,850
04-SL1, A8
6.500%, 11/25/31	6,288	6,340
04-RS6, AI4
5.457%, 5/25/32(3)	3,661	3,631
04-SL4, A3
6.500%, 7/25/32	3,160	3,283
Residential Asset Securitization Trust
04-A4, A5
5.500%, 8/25/34	1,611	1,617
Residential Funding Mortgage Securities I, Inc. 06-S12, 1A1
5.500%, 12/25/21	5,947	6,042
06-S4, A2
6.000%, 4/25/36	2,620	2,342
Springleaf Mortgage Loan Trust 11-1A, A1, 144A
4.050%, 1/25/58(3)(4)	9,637	9,629
Structured Asset Securities Corp. 03-AL1, A, 144A
3.357%, 4/25/31(4)	4,093	3,955
03-21, 2A2
5.250%, 8/25/33	4,704	4,885
04-21XS, 2A4A
4.900%, 12/25/34(3)	5,014	5,012
Timberstar Trust
06-1A, A, 144A
5.668%, 10/15/36(4)	10,240	11,449
Wachovia Bank Commercial Mortgage Trust
03-C8, 5
4.996%, 11/15/35(3)	5,500	5,456
04-C12, A4
5.316%, 7/15/41(3)	10,145	10,907
See Notes to Financial Statements

12

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
04-C15, B
4.892%, 10/15/41	$14,875	$14,668
05-C20, AMFX
5.179%, 7/15/42(3)	6,000	6,163
07-C30, A5
5.342%, 12/15/43	6,935	7,075
05-C21, D
5.205%, 10/15/44(3)	12,813	9,761
05-C22, AM
5.319%, 12/15/44(3)	8,310	7,989
07-C33, A4
5.899%, 2/15/51(3)	8,940	9,422
Washington Mutual Commercial Mortgage Securities Trust
06-SL, A, 144A
5.425%, 11/23/43(3)(4)	11,038	9,955
07-SL3, A, 144A
6.110%, 3/23/45(3)(4)	7,096	7,114
Washington Mutual Mortgage Pass Through Certificates
04-CB1, 5A
5.000%, 6/25/19	4,672	4,799
Wells Fargo Mortgage Backed Securities Trust
06-17, A1
5.500%, 11/25/21	869	859
04-4, A9
5.500%, 5/25/34	5,795	5,959
04-CC, A1
4.795%, 1/25/35(3)	4,837	4,463
05-12, 1A1
5.500%, 11/25/35	12,481	12,249
05-14, 2A1
5.500%, 12/25/35	7,789	7,798
06-AR1, 2A3
5.388%, 3/25/36(3)	10,000	9,748
06-4, 2A2
5.500%, 4/25/36	1,078	1,035
06-4, 1A1
5.750%, 4/25/36	5,289	5,282
06-6, 1A15
5.750%, 5/25/36	2,643	2,492
06-9, 1A15
6.000%, 8/25/36	2,230	2,223
07-16, 1A1
6.000%, 12/28/37	8,624	8,927
07-16, 1A7
6.000%, 12/28/37	7,458	6,698
07-AR10, 2A1
6.404%, 1/25/38(3)	11,571	11,158
Wells Fargo Mortgage-Backed Securities Trust
07-11, A88
6.000%, 8/25/37	10,615	10,632
WFDB Commercial Mortgage
Trust 11,BXR, B, 144A
4.786%, 7/5/16(4)	15,000	14,473

		1,078,642

TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $1,212,511)		1,241,874

ASSET-BACKED SECURITIES—11.8%
1st Financial Bank USA
10-B, A, 144A
3.000%, 7/17/17(4)	5,000	5,011
10-C, B, 144A
5.190%, 9/17/18(4)	5,000	5,038
10-D, C, 144A
5.920%, 6/17/19(4)	3,000	3,064
Aircraft Certificate Owner Trust 03-1A, D, 144A
6.455%, 9/20/22(4)	1,957	1,898
American General Mortgage Loan Trust 09-1, A6, 144A
5.750%, 9/25/48(3)(4)	13,850	13,986
10-1A, A1, 144A
5.150%, 3/25/58(3)(4)	12,164	12,447
AmeriCredit Automobile Receivables Trust
11-3, C
2.860%, 1/9/17	11,000	10,939
11-1, D
4.260%, 2/8/17	9,119	9,241
11-4, E, 144A
6.530%, 1/8/19(4)	3,950	3,935
Ameriquest Mortgage Securities, Inc.
03-10, AF6
4.710%, 11/25/33(3)	5,451	5,417
Asset Backed Funding Certificates 05-AQ1, A6
4.780%, 6/25/35(3)	7,862	7,549
Avis Budget Rental Car Funding AESOP LLC
11-3A, A, 144A
3.410%, 11/20/17(4)	10,000	10,082
See Notes to Financial Statements

13

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR VALUE	VALUE
Avis Budget Rental Car Funding/AESOP LLC
09-2A, A, 144A
5.680%, 2/20/14(4)	$9,825	$10,278
Bayview Financial Acquisition Trust
06-B, 1A2
5.800%, 4/28/36(3)	1,682	1,663
06-A, 1A2
5.483%, 2/28/41(3)	397	393
Bombardier Capital Mortgage Securitization
Corp. 99-A, A3
5.980%, 1/15/18(3)	2,435	2,376
Bosphorus Financial Services Ltd. 144A
2.086%, 2/15/12(3)(4)	250	249
Bush Truck Leasing LLC
11-44, A, 144A
5.000%, 9/25/18(4)	4,369	4,358
BXG Receivables Note Trust 10-A, A 144A
5.100%, 3/2/26(4)	5,795	5,878
Capital Auto Receivables Asset Trust 07-1, C
5.380%, 11/15/12	6,080	6,211
CIT Group, Inc.
10-VT1A, B 144A
3.880%, 9/16/13(4)	5,900	6,037
Citicorp Residential Mortgage Securities, Inc.
07-1, A3
5.667%, 3/25/37(3)	1,691	1,661
07-1, A6
5.702%, 3/25/37(3)	5,544	5,124
07-2, A3
6.080%, 6/25/37(3)	15,000	15,008
07-2, A4
6.538%, 6/25/37(3)	7,000	5,845
Conseco Finance Securitizations Corp.
01-3, A4
6.910%, 5/1/33(3)	17,642	18,804
Conseco Financial Corp.
94-1, A5
7.650%, 4/15/19	857	908
01-3, A4
7.600%, 4/15/26(3)	13,715	13,141
Countrywide Asset- Backed Certificates
04-13, AF4
4.583%, 1/25/33(3)	1,373	1,339
04-10, AF6
4.485%, 12/25/34(3)	8,519	8,103
04-12, AF6
4.634%, 3/25/35(3)	3,528	3,448
Credit-Based Asset Servicing & Securitization LLC 05-CB6, A3
5.120%, 7/25/35(3)	1,381	1,138
Daimler Chrysler Auto Trust 08-B, A4A,
5.320%, 11/10/14(4)	6,311	6,388
Dominos Pizza Master Issuer LLC
07-1, A2 144A
5.261%, 4/25/37(4)	20,000	20,200
DSC Floorplan Master Owner Trust
11-1, A, 144A
3.910%, 3/15/16(4)	8,500	8,644
DT Auto Owner Trust
10-1A, C, 144A
3.460%, 1/15/14(4)	3,500	3,520
09-1, B, 144A
5.920%, 10/15/15(4)	1,731	1,777
Ellington Loan Acquisition Trust 07-2, A2A, 144A
1.135%, 5/25/37(3)(4)	7,154	6,321
First Franklin Mortgage Loan Asset Backed Certificates 06-FF13, A2B
0.335%, 10/25/36(3)	5,442	5,295
Ford Credit Auto Owner Trust 09-E, D 144A
5.530%, 5/15/16(4)	17,750	19,107
GMAC Mortgage Corp. Loan Trust
06-HE2, A3 6.320%,
5/25/36 (3)	8,476	5,431
07-HE1-, A2
5.621%, 8/25/37(3)	4,136	4,068
Great America Leasing Receivables
09-1, B 144A
4.520%, 11/15/14(4)	3,000	3,124
See Notes to Financial Statements

14

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR VALUE	VALUE
GSAA Home Equity Trust 05-12, AF3W
4.999%, 9/25/35(3)	$9,513	$8,819
Harley-Davidson Motorcycle Trust
09-4, B
3.190%, 9/15/14	9,000	9,088
07-2, C
5.410%, 8/15/15	6,750	6,846
Hertz Vehicle Financing LLC 09-2A, A1, 144A
4.260%, 3/25/14(4)	5,000	5,183
11-1A, A2, 144A
3.290%, 3/25/18(4)	10,000	10,244
IndyMac Manufactured Housing Contract
98-1, A3
6.370%, 9/25/28	1,541	1,563
JPMorgan Chase Funding Mortgage Loan Asset- Backed Certificates
04-1,1A4
4.111%, 8/25/30	867	821
Lehman Brothers Manufactured Housing Contract Trust 01-B, A3
4.350%, 5/15/14	8,899	9,091
Lehman XS Trust
05-6, 3A2B
5.420%, 11/25/35(3)	9,905	9,763
Long Grove Collateral Loan Obligation Ltd.
04-1A, C 144A
2.712%, 5/25/16(3)(4)	1,600	1,316
04-1A, D 144A
7.062%, 5/25/16(3)(4)	422	355
Marriott Vacation Club Owner Trust
10-1A, A 144A
3.540%, 10/20/32(4)	1,593	1,613
10-1A, B 144A
4.520%, 10/20/32(4)	3,105	3,180
MMCA Automobile Trust 11,—A, B, 144A
2.720%, 10/17/16(4)	3,500	3,615
Navistar Financial Corp. Owner Trust 10-A, B 144A
4.170%, 10/20/14(4)	7,000	7,177
New Century Home Equity Loan Trust
05-A, A4W
5.035%, 8/25/35(3)	16,350	14,575
Popular ABS Mortgage Pass-Through Trust
05-5, AF3
5.086%, 11/25/35(3)	15,256	14,749
Renaissance Home Equity Loan Trust
05-3, AF4
5.140%, 11/25/35(3)	5,405	4,195
Rental Car Finance Corp.
11-1A, B1, 144A
4.380%, 2/25/16(4)	4,000	4,058
Residential Asset Mortgage Products, Inc.
03-RS8, AI7
5.015%, 9/25/33(3)	4,891	4,857
Residential Funding Mortgage Securities II, Inc. 04-HI3, A5
5.480%, 6/25/34(3)	4,232	3,320
06-HI2, A3
5.790%, 2/25/36	9,848	9,853
07-HI1, A2
5.640%, 3/25/37	4,995	4,880
Santander Drive Auto Receivables Trust
11-2, B
2.660%, 1/15/16	7,640	7,662
11-1, C
3.110%, 5/16/16	10,000	10,027
10-B, C 144A
3.020%, 10/17/16(4)	7,175	7,155
10-3, C
3.060%, 11/15/17	10,000	10,015
Saxon Asset Securities Trust 06-3 A2
0.345%, 10/25/46(3)	12,699	11,749
Sierra Receivables Funding Co., LLC
10-3A, B 144A
4.440%, 11/20/25(4)	4,638	4,765
11-1A, B, 144A
4.230%, 4/20/26(4)	6,529	6,624
SVO MOI Mortgage Corp. 10-AA, A 144A
3.650%, 7/20/27(4)	6,489	6,605
See Notes to Financial Statements

15

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR VALUE	VALUE
TAL Advantage LLC
1-1A, A, 144A
4.600%, 1/20/26(4)	$10,267	$10,272
Tidewater Auto Receivables Trust 10-A, A 144A
5.920%, 5/15/17(4)	1,867	1,905
Trinity Rail Leasing LP
03-1A, A, 144A
5.640%, 10/12/26(4)	2,780	2,993
Trip Rail Master Funding LLC
11-1A, A1A, 144A
4.370%, 7/15/41(4)	7,315	7,355
U-Haul S Fleet LLC
10-BT1A, 1 144A
4.899%, 10/25/23(4)	20,898	21,543

TOTAL ASSET-BACKED SECURITIES (Identified Cost $531,778)		532,275

CORPORATE BONDS AND NOTES—37.5%

Consumer Discretionary—3.3%
AutoZone, Inc.
5.750%, 1/15/15	4,420	4,864
Boyd Gaming Corp. 144A
9.125%, 12/1/18(4)	2,425	2,007
Cequel Communications Holdings I LLC/Cequel Capital Corp. 144A
8.625%, 11/15/17(4)	5,790	5,761
CityCenter Holdings LLC/ CityCenter Finance Corp. 144A
7.625%, 1/15/16(4)	4,718	4,459
Daimler Finance North America LLC 144A
2.625%, 9/15/16(4)	11,000	10,736
Dana Holding Corp.
6.500%, 2/15/19	3,973	3,794
Delphi Corp. 144A
5.875%, 5/15/19(4)	1,725	1,613
DigitalGlobe, Inc.
10.500%, 5/1/14	700	777
DISH DBS Corp.
7.125%, 2/1/16	9,335	9,498
GTP Acquisition Partners I LLC 144A
4.347%, 6/15/16(4)	3,000	3,017
Hyatt Hotels Corp. 144A
5.750%, 8/15/15(4)	900	960
3.875%, 8/15/16	7,000	6,982
Hyundai Capital America 144A
3.750%, 4/6/16(4)	500	494
International Game Technology
7.500%, 6/15/19	1,115	1,332
Isle of Capri Casinos, Inc.
7.000%, 3/1/14	2,750	2,513
Korea Expressway Corp. 144A
4.500%, 3/23/15(4)	2,670	2,736
Landry’s Restaurants, Inc.
11.625%, 12/1/15	2,851	2,880
MGM Resorts International, Inc.
10.375%, 5/15/14	160	175
7.500%, 6/1/16	3,500	3,054
Mobile Mini, Inc.
6.875%, 5/1/15	540	532
Nissan Motor Acceptance Corp. 144A
4.500%, 1/30/15(4)	8,620	9,156
Ono Finance II plc 144A
10.875%, 7/15/19(4)	1,035	730
Penn National Gaming, Inc.
8.750%, 8/15/19	6,615	7,078
Pittsburgh Glass Works LLC 144A
8.500%, 4/15/16(4)	4,135	3,825
QVC, Inc. 144A
7.125%, 4/15/17(4)	4,550	4,777
144A
7.500%, 10/1/19(4)	8,740	9,352
Royal Caribbean Cruises Ltd.
7.000%, 6/15/13	4,550	4,652
7.250%, 6/15/16	2,625	2,671
Scientific Games International, Inc.
9.250%, 6/15/19	1,570	1,590
Seminole Hard Rock Entertainment, Inc./
Seminole Hard Rock International LLC 144A
2.847%, 3/15/14(3)(4)	767	686
Starwood Hotels & Resorts Worldwide, Inc.
7.150%, 12/1/19	10,165	10,978
See Notes to Financial Statements

16

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
TRW Automotive, Inc. 144A
8.875%, 12/1/17(4)	$780	$835
United Rentals North America, Inc.
10.875%, 6/15/16	1,772	1,923
Videotron Ltee
6.375%, 12/15/15	3,500	3,535
Wyndham Worldwide Corp.
6.000%, 12/1/16	8,845	9,267
5.750%, 2/1/18	1,660	1,699
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp.
7.875%, 11/1/17	7,000	7,367

		148,305

Consumer Staples—0.8%
Altria Group, Inc.
8.500%, 11/10/13	2,775	3,165
BAT International Finance plc 144A
9.500%, 11/15/18(4)	1,410	1,916
Bumble Bee Acquisition Corp. 144A
9.000%, 12/15/17(4)	740	699
Bunge Ltd. Finance Corp.
5.100%, 7/15/15	6,000	6,239
Diversey, Inc.
8.250%, 11/15/19	435	521
Pilgrim’s Pride Corp. 144A
7.875%, 12/15/18(4)	10,500	8,059
Reynolds Group Holdings Ltd. 144A
7.125%, 4/15/19(4)	4,875	4,558
Sigma Alimentos SA de CV 144A
5.625%, 4/14/18(4)	5,850	5,704
Tyson Foods, Inc.
10.500%, 3/1/14	940	1,090
Yankee Candle Co., Inc. Series B,
8.500%, 2/15/15	6,320	6,099

		38,050

Energy—4.1%
Afren plc 144A
11.500%, 2/1/16(4)	4,790	4,551
Anadarko Petroleum Corp.
6.375%, 9/15/17	12,050	13,528
8.700%, 3/15/19	2,925	3,693
Buckeye Partners LP
6.050%, 1/15/18	854	975
Calumet Specialty Products Partners LP/
Calumet Finance Corp. 144A
9.375%, 5/1/19(4)	2,211	2,067
Carrizo Oil & Gas, Inc.
8.625%, 10/15/18	3,399	3,348
Cloud Peak Energy Resources LLC/
Cloud Peak Energy Finance Corp.
8.250%, 12/15/17	2,920	3,044
Compagnie Generale de Geophysique-Veritas
7.750%, 5/15/17	1,534	1,519
EV Energy Partners LP/ EV Energy Finance Corp. 144A
8.000%, 4/15/19(4)	250	243
Expro Finance Luxembourg SCA 144A
8.500%, 12/15/16(4)	5,395	4,721
Frontier Oil Corp.
6.875%, 11/15/18	2,550	2,588
Gaz Capital SA 144A
7.343%, 4/11/13(4)	2,000	2,052
Gazprom International
SA 144A
7.201%, 2/1/20(4)	1,363	1,430
Gazprom OAO (Gaz Capital SA) 144A
6.212%, 11/22/16(4)	10,405	10,483
144A
6.510%, 3/7/22(4)	3,235	3,170
Helix Energy Solutions Group, Inc. 144A
9.500%, 1/15/16(4)	692	706
Hilcorp Energy I LP/ Hilcorp Finance Co. 144A
7.750%, 11/1/15(4)	7,675	7,771
HollyFrontier Corp.
9.875%, 6/15/17	3,000	3,255
See Notes to Financial Statements

17

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR VALUE	VALUE
Energy—continued
KazMunaiGaz Finance
Sub BV 144A
8.375%, 7/2/13(4)	$6,900	$7,176
Kinder Morgan Energy Partners LP
6.850%, 2/15/20	2,545	3,009
Korea National Oil Corp.
144A
5.375%, 7/30/14(4)	4,345	4,598
144A
2.875%, 11/9/15(4)	5,000	4,838
Linn Energy LLC/Linn Energy Finance Corp.
144A
6.500%, 5/15/19(4)	1,430	1,323
Lukoil International Finance BV 144A
6.375%, 11/5/14(4)	4,900	5,047
MIE Holdings Corp.
144A
9.750%, 5/12/16(4)	2,985	2,328
NAK Naftogaz Ukraine
9.500%, 9/30/14	2,900	2,784
OPTI Canada, Inc.
144A
9.000%, 12/15/12(4)	6,525	6,656
Petrobras International Finance Co.
3.875%, 1/27/16	12,430	12,331
Petroleos de Venezuela SA
5.250%, 4/12/17	8,460	4,843
Petroplus Finance Ltd.
144A
6.750%, 5/1/14(4)	5,455	4,773
Pioneer Drilling Co.
9.875%, 3/15/18	1,245	1,307
Pride International, Inc.
8.500%, 6/15/19	4,065	5,100
Rowan Cos., Inc.
5.000%, 9/1/17	6,195	6,424
SEACOR Holdings, Inc.
7.375%, 10/1/19	2,200	2,381
SESI LLC 144A
6.375%, 5/1/19(4)	4,694	4,553
Tesoro Corp.
6.250%, 11/1/12	4,340	4,503
6.500%, 6/1/17	4,740	4,740
TNK-BP Finance SA RegS
6.125%, 3/20/12(5)	4,210	4,273
144A
7.500%, 3/13/13(4)	1,750	1,807
144A
6.250%, 2/2/15(4)	500	504
Transocean, Inc.
4.950%, 11/15/15	3,955	4,168
Venoco, Inc.
8.875%, 2/15/19	5,675	4,909
Weatherford International Ltd.
9.625%, 3/1/19	4,110	5,316
Western Refining, Inc.
144A
10.750%, 6/15/14(3)(4)	3,285	3,457
144A
11.250%, 6/15/17(4)	2,465	2,675

		184,967

Financials—17.3%
Abbey National Treasury Services plc
4.000%, 4/27/16	5,000	4,619
ABN Amro Bank NV
144A
3.000%, 1/31/14(4)	9,000	8,861
ADCB Finance Cayman Ltd. 144A
4.750%, 10/8/14(4)	5,290	5,541
AFLAC, Inc.
8.500%, 5/15/19	1,059	1,290
Agile Property Holdings Ltd. 144A
10.000%, 11/14/16(4)	1,660	1,311
Akbank TAS 144A
5.125%, 7/22/15(4)	8,900	8,677
Alfa Invest Ltd. 144A
9.250%, 6/24/13(4)	4,940	5,039
Allstate Corp.
6.125%, 5/15/37(3)	4,730	4,251
Ally Financial, Inc.
4.500%, 2/11/14	2,625	2,408
Series 8,
6.750%, 12/1/14	552	531
Alta Mesa Holdings/ Alta Mesa Finance Services Corp.
9.625%, 10/15/18	8,150	7,457
See Notes to Financial Statements

18

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR VALUE	VALUE
Financials—continued
American Express Credit Corp.
5.875%, 5/2/13	$4,805	$5,096
Series C,
7.300%, 8/20/13	2,600	2,846
American General (Springleaf) Finance Corp.
5.400%, 12/1/15	3,000	2,205
American Honda Finance Corp. 144A
6.700%, 10/1/13(4)	4,850	5,322
American International Group, Inc.
4.875%, 9/15/16	8,850	8,490
AmSouth Bank N.A.
4.850%, 4/1/13	7,275	7,039
AON Corp.
3.500%, 9/30/15	1,980	2,045
Associated Banc Corp.
5.125%, 3/28/16	4,590	4,779
Assurant, Inc.
5.625%, 2/15/14	4,060	4,253
Avalonbay Communities, Inc.
5.700%, 3/15/17	2,950	3,315
Banco Bilbao Vizcaya Argentaria Bancomer SA 144A
4.500%, 3/10/16(4)	5,000	4,650
Banco Bradesco SA 144A
4.125%, 5/16/16(4)	7,000	6,965
Banco de Credito del Peru
144A 4.750%, 3/16/16(4)	14,800	14,282
Banco Industrial e Comercial SA
144A
5.250%, 10/25/15(4)	6,000	5,673
Banco Santander SA
144A
4.500%, 4/6/15(4)	7,500	7,200
144A
3.750%, 9/22/15(4)	3,800	3,786
Unipersonal 144A
3.781%, 10/7/15(4)	8,100	7,220
Banco Votorantim SA 144A
5.250%, 2/11/16(4)	8,500	8,394
Bank of America Corp.
5.420%, 3/15/17	3,700	3,217
Barclays Bank plc
5.200%, 7/10/14	1,610	1,647
144A
6.050%, 12/4/17(4)	4,130	3,794
144A
7.375%(3)(4)(8)(9)	6,900	6,512
144A
5.926%(3)(4)(8)(9)	3,773	2,792
Bear Stearns Cos., Inc. LLC (The)
7.250%, 2/1/18	4,365	5,150
BioMed Realty LP
3.850%, 4/15/16	9,375	9,194
Brandywine Operating Partnership LP
7.500%, 5/15/15	4,305	4,666
Capital One Financial Corp.
3.150%, 7/15/16	5,000	4,953
6.150%, 9/1/16	4,300	4,558
Chubb Corp.
6.375%, 3/29/67(3)	4,730	4,582
CIT Group, Inc.
7.000%, 5/1/14	81	83
7.000%, 5/1/15	459	456
7.000%, 5/1/16	3,290	3,196
Citigroup, Inc.
5.000%, 9/15/14	3,200	3,140
4.875%, 5/7/15	12,075	12,071
5.500%, 2/15/17	3,635	3,621
CNA Financial Corp.
5.850%, 12/15/14	7,575	8,007
Comerica Bank
5.700%, 6/1/14	1,900	2,058
5.750%, 11/21/16	5,940	6,626
Comerica, Inc.
4.800%, 5/1/15	1,828	1,887
Corporacion Andina de Fomento
5.200%, 5/21/13	1,000	1,051
Countrywide Financial Corp.
6.250%, 5/15/16	12,000	10,596
Credit Suisse
6.000%, 2/15/18	4,875	4,952
See Notes to Financial Statements

19

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR VALUE	VALUE
Financials—continued
Danske Bank A/S 144A
3.875%, 4/14/16(4)	$8,000	$7,739
Deutsche Bank Financial LLC
5.375%, 3/2/15	2,933	2,973
Discover Bank
8.700%, 11/18/19	1,750	2,002
DuPont Fabros Technology LP
8.500%, 12/15/17	5,025	5,226
Equity One, Inc.
6.250%, 12/15/14	2,485	2,628
Export-Import Bank of Korea
8.125%, 1/21/14	1,480	1,652
5.875%, 1/14/15	4,625	4,920
4.125%, 9/9/15	4,000	4,035
Fidelity National Financial Services, Inc.
6.600%, 5/15/17	6,475	6,826
Fifth Third Bancorp
6.250%, 5/1/13	1,770	1,874
4.750%, 2/1/15	750	789
4.500%, 6/1/18	6,745	6,741
First Horizon National Corp.
5.375%, 12/15/15	1,950	1,975
First Tennessee Bank N.A.
5.050%, 1/15/15	7,875	8,118
5.650%, 4/1/16	2,220	2,326
Ford Motor Credit Co., LLC
3.148%, 1/13/12(3)	2,000	2,011
8.000%, 6/1/14	4,865	5,163
8.700%, 10/1/14	735	796
6.625%, 8/15/17	2,335	2,436
Fuel Trust 144A
4.207%, 4/15/16(4)	10,000	9,969
General Electric Capital Corp.
3.750%, 11/14/14	3,940	4,115
0.648%, 5/5/26(3)	8,000	6,407
Genworth Financial, Inc.
5.750%, 6/15/14	6,890	6,796
6.515%, 5/22/18	3,275	2,879
Glen Meadow Pass-Through Trust 144A
6.505%, 2/12/67(3)(4)	10,345	7,293
Goldman Sachs Group, Inc. (The)
5.350%, 1/15/16	3,225	3,339
5.625%, 1/15/17	2,800	2,718
7.500%, 2/15/19	2,451	2,738
Grupo BBVA
3.250%, 5/16/14	4,000	3,750
Hana Bank 144A
4.500%, 10/30/15(4)	6,000	6,037
HBOS plc 144A
6.750%, 5/21/18(4)	685	585
HCP, Inc.
3.750%, 2/1/16	8,000	7,911
Health Care REIT, Inc.
4.700%, 9/15/17	8,565	8,594
Healthcare Realty Trust, Inc.
6.500%, 1/17/17	3,000	3,241
HSBC Bank plc 144A
3.100%, 5/24/16(4)	12,200	12,137
Huntington Bancshares, Inc.
7.000%, 12/15/20	1,025	1,162
Huntington National Bank (The)
4.900%, 1/15/14	1,400	1,418
Hyundai Capital Services, Inc.
144A
6.000%, 5/5/15(4)	4,975	5,376
144A
4.375%, 7/27/16(4)	1,500	1,519
ICICI Bank Ltd.
144A
5.500%, 3/25/15(4)	3,000	2,989
144A
4.750%, 11/25/16(4)	5,000	4,784
ING Bank NV
144A
2.375%, 6/9/14(4)	5,000	4,851
144A
4.000%, 3/15/16(4)	9,000	9,061
International Lease Finance Corp.
6.375%, 3/25/13	5,375	5,227
5.650%, 6/1/14	5,820	5,427
5.750%, 5/15/16	4,545	4,046
IPIC GMTN Ltd. 144A
3.125%, 11/15/15(4)	2,000	2,020
Jefferies Group, Inc.
5.125%, 4/13/18	6,541	6,132
JPMorgan Chase & Co.
6.125%, 6/27/17	3,550	3,884
JSC Severstal (Steel Capital SA) 144A
6.250%, 7/26/16(4)	6,665	5,699
See Notes to Financial Statements

20

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR VALUE		VALUE
Financials—continued
Kazkommerts Bank International BV RegS
8.000%, 11/3/15(5)	$1,000		$849
KeyBank NA
5.700%, 8/15/12	1,800		1,866
5.800%, 7/1/14	1,450		1,564
7.413%, 5/6/15	3,000		3,289
4.950%, 9/15/15	1,295		1,379
KeyCorp
6.500%, 5/14/13	2,925		3,120
Kookmin Bank 144A
7.250%, 5/14/14(4)	5,700		6,341
Korea Development Bank
5.300%, 1/17/13	1,113		1,151
4.375%, 8/10/15	2,525		2,582
Lincoln National Corp.
8.750%, 7/1/19	2,340		2,777
6.050%, 4/20/67(3)	2,885		2,337
Lloyds TSB Bank plc 144A
4.375%, 1/12/15(4)	2,900		2,839
4.875%, 1/21/16	9,000		8,877
Manufacturers & Traders Trust Co.
1.746%, 4/1/13(3)	3,175		3,172
5.629%, 12/1/21(3)	5,000		4,841
Marshall & Ilsley Bank
5.000%, 1/17/17	3,500		3,693
Mercantile Bankshares Corp. Series B,
4.625%, 4/15/13	4,708		4,886
MetLife, Inc.
6.750%, 6/1/16	910		1,047
Metropolitan Life Global Funding I 144A
5.125%, 6/10/14(4)	1,160		1,253
Morgan Stanley
6.000%, 5/13/14	1,970		1,996
3.800%, 4/29/16	5,850		5,397
5.750%, 10/18/16	3,455		3,413
144A
10.090%, 5/3/17(4)	10,525	BRL	5,206
Nationwide Health Properties, Inc.
6.250%, 2/1/13	4,825		5,078
Nordea Bank AB 144A
2.125%, 1/14/14(4)	5,000		4,964
OJSC AK Transneft (TransCapitalInvest Ltd.) 144A
5.670%, 3/5/14(4)	5,715		5,741
ORIX Corp.
5.000%, 1/12/16	5,228		5,403
PNC Funding Corp.
5.625%, 2/1/17	3,130		3,401
Principal Financial Group, Inc.
7.875%, 5/15/14	2,595		2,949
ProLogis LP
7.625%, 8/15/14	5,275		5,749
6.625%, 5/15/18	1,110		1,152
Prudential Financial, Inc.
4.750%, 9/17/15	4,770		4,982
8.875%, 6/15/38(3)(9)	4,200		4,531
Regions Financial Corp.
7.750%, 11/10/14	2,525		2,519
5.750%, 6/15/15	2,535		2,434
Royal Bank of Scotland Group plc (The)
6.400%, 10/21/19	3,130		2,996
Royal Bank of Scotland plc (The)
3.400%, 8/23/13	7,000		6,968
4.875%, 3/16/15	3,230		3,164
3.950%, 9/21/15	3,860		3,632
Russian Agricultural Bank OJSC (RSHB Capital SA)
144A
9.000%, 6/11/14(4)	780		831
144A
6.299%, 5/15/17(4)	2,905		2,861
Senior Housing Properties Trust
4.300%, 1/15/16	6,875		6,866
Simon Property Group LP
4.200%, 2/1/15	700		739
SL Green Realty Corp./SL Green Operating Partnership/ Reckson Operating Partnership LP
5.000%, 8/15/18	8,000		7,740
SLM Corp.
6.250%, 1/25/16	17,900		17,579
Societe Generale 144A
3.100%, 9/14/15(4)	2,900		2,615
144A
3.500%, 1/15/16(4)	6,895		6,269
144A
5.922%(3)(4)(8)(10)	6,800		3,988
See Notes to Financial Statements

21

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR VALUE	VALUE
Financials—continued
Sovereign Bank
5.125%, 3/15/13	$7,000	$7,062
State Street Corp.
4.956%, 3/15/18(9)	5,000	5,296
SunTrust Bank, Inc.
5.450%, 12/1/17	3,750	3,810
SunTrust Banks, Inc.
6.000%, 9/11/17	4,925	5,445
Svenska Handelsbanken AB
3.125%, 7/12/16	10,000	10,062
Unum Group
7.125%, 9/30/16	6,620	7,633
Vanguard Health Holding Co. II, LLC/Vanguard
Holding Co. II, Inc.
7.750%, 2/1/19	3,212	2,879
Vnesheconombank Via (VEB Finance Ltd.)
144A
5.450%, 11/22/17(4)(7)	1,500	1,432
144A
6.902%, 7/9/20(4)	7,345	7,198
VTB Capital SA 144A
6.465%, 3/4/15(4)	6,000	5,985
Wachovia Bank NA
5.000%, 8/15/15	2,600	2,771
Wachovia Corp.
5.250%, 8/1/14	5,000	5,248
WEA Finance LLC/WT Finance Australia 144A
5.750%, 9/2/15(4)	5,425	5,895
Webster Financial Corp.
5.125%, 4/15/14	2,500	2,463
Westpac Banking Corp.
4.200%, 2/27/15	4,920	5,161
Willis Group Holdings plc
4.125%, 3/15/16	6,000	6,103
Woori Bank
144A
7.000%, 2/2/15(4)	4,000	4,286
144A
4.750%, 1/20/16(4)	4,725	4,705
XL Capital Ltd.
5.250%, 9/15/14	4,335	4,516
Yapi Ve Kredi Bankasi Via Unicredit Luxembourg SA 144A
5.188%, 10/13/15(4)	2,000	1,930
Zions Bancorp
5.650%, 5/15/14	1,775	1,808
7.750%, 9/23/14	6,194	6,533

		781,935

Health Care—0.8%
CareFusion Corp.
5.125%, 8/1/14	2,940	3,203
Giant Funding Corp. 144A
8.250%, 2/1/18(4)	250	251
HCA, Inc.
7.250%, 9/15/20	8,000	8,120
Life Technologies Corp.
3.500%, 1/15/16	3,000	3,056
Mylan, Inc. 144A
6.000%, 11/15/18(4)	6,900	6,745
Patheon, Inc. 144A
8.625%, 4/15/17(4)	720	616
Rotech Healthcare, Inc.
10.500%, 3/15/18	5,500	4,469
Select Medical Corp.
7.625%, 2/1/15	2,256	1,965
Symbion, Inc. 144A
8.000%, 6/15/16(4)	3,727	3,373
U.S. Oncology, Inc.
0.000%, 2/16/49(11)	1,263	0
Valeant Pharmaceuticals International, Inc. 144A
6.500%, 7/15/16(4)	6,900	6,451

		38,249

Industrials—4.9%
ADS Tactical, Inc. 144A
11.000%, 4/1/18(4)	5,200	5,122
America West Airlines
98-1A,
6.870%, 1/2/17	2,501	2,389
99-1G,
7.930%, 1/2/19	10,183	10,107
00-1G
8.057%, 7/2/20	7,715	7,715
ARAMARK Corp.
8.500%, 2/1/15	3,625	3,688
AWAS Aviation Capital
Ltd. 144A
7.000%, 10/15/16(4)	11,738	11,562
See Notes to Financial Statements

22

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR VALUE	VALUE
Industrials—continued
Continental Airlines, Inc.
Pass-Through Trust
98-1A,
6.648%, 9/15/17	$6,323	$6,323
97-4A,
6.900%, 1/2/18	5,446	5,555
01-1A1,
6.703%, 6/15/21	9,355	9,589
Corp Andina de Fomento
3.750%, 1/15/16	10,000	10,125
Delta Air Lines, Inc.
Pass-Through Trust
11-1, A
5.300%, 4/15/19	9,675	9,482
10-2A, 2A
4.950%, 5/23/19	21,685	21,026
02-1, G-1
6.718%, 1/2/23	1,470	1,452
Deluxe Corp. 144A
7.000%, 3/15/19(4)	4,970	4,821
Dematic SA 144A
8.750%, 5/1/16(4)	5,250	4,909
GATX Corp.
4.750%, 5/15/15	4,940	5,237
General Cable Corp.
2.621%, 4/1/15(3)	3,375	3,189
Griffon Corp.
7.125%, 4/1/18	6,900	6,124
Hutchison Whampoa International Ltd. 144A
4.625%, 9/11/15(4)	3,900	4,072
Kratos Defense & Security Solutions, Inc.
10.000%, 6/1/17	8,570	8,570
Marquette Transportation Co./ Marquette Transportation Finance Corp.
10.875%, 1/15/17	750	727
McJunkin Red Man Corp.
9.500%, 12/15/16	2,590	2,383
Northwest Airlines
Pass-Through Trust
01-1, B
7.691%, 4/1/17	6,369	6,241
02-1, G2
6.264%, 11/20/21	4,467	4,400
Oshkosh Corp.
8.250%, 3/1/17	6,200	6,045
Owens Corning, Inc.
6.500%, 12/1/16	3,150	3,400
PPL WEM Holdings plc 144A
3.900%, 5/1/16(4)	5,495	5,764
Ryder System, Inc.
3.600%, 3/1/16	3,120	3,258
Smiths Group plc 144A
7.200%, 5/15/19(4)	1,700	2,040
Toledo Edison Co. (The)
7.250%, 5/1/20	1,360	1,722
Transnet Ltd. 144A
4.500%, 2/10/16(4)	9,000	9,253
U.S. Airways
Pass-Through Trust
99-1 A
8.360%, 1/20/19	990	990
01-1 G
7.076%, 3/20/21	7,499	7,049
11-1 A
7.125%, 10/22/23	9,350	8,883
UAL Pass-Through Trust
09-2 A
9.750%, 1/15/17	5,735	6,280
07-01
6.636%, 7/2/22	11,426	11,112

		220,604

Information Technology—1.5%
Agilent Technologies, Inc.
5.500%, 9/14/15	2,185	2,392
Audatex North America, Inc. 144A
6.750%, 6/15/18(4)	4,325	4,314
CDW LLC/CDW Finance Corp.
PIK Interest Capitalization
11.500%, 10/12/15	139	140
CommScope, Inc. 144A
8.250%, 1/15/19(4)	7,135	6,992
Crown Castle Holdings GS V LLC/Crown Castle GS III
Corp. 144A
7.750%, 5/1/17(4)	4,375	4,659
eAccess Ltd. 144A
8.250%, 4/1/18(4)	1,635	1,504
Earthlink, Inc.
8.875%, 5/15/19	6,725	5,935
iGate Corp. 144A
9.000%, 5/1/16(4)	8,200	7,667
See Notes to Financial Statements

23

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR VALUE	VALUE
Information Technology—continued
Intuit, Inc.
5.750%, 3/15/17	$1,334	$1,500
Jabil Circuit, Inc.
7.750%, 7/15/16	2,952	3,269
MDC International B.V.
144 A
3.750%, 4/20/16(4)	4,000	4,147
National Semiconductor Corp.
6.600%, 6/15/17	3,330	3,976
Seagate HDD Cayman 144A
7.750%, 12/15/18(4)	6,700	6,600
Sorenson Communications, Inc. 144A
10.500%, 2/1/15(4)	3,400	1,989
Spansion LLC 144A
7.875%, 11/15/17(4)	2,955	2,911
STATS ChipPAC Ltd. 144A
7.500%, 8/12/15(4)	875	844
SunGard Data Systems, Inc.
7.375%, 11/15/18	1,650	1,543
Xerox Corp.
5.650%, 5/15/13	4,345	4,599
4.250%, 2/15/15	4,000	4,233

		69,214

Materials—2.5%
Allegheny Technologies, Inc.
9.375%, 6/1/19	7,245	9,130
Anglo American Capital plc 144A
9.375%, 4/8/19(4)	1,950	2,585
ArcelorMittal
5.375%, 6/1/13	4,825	4,924
9.000%, 2/15/15	2,560	2,816
Berry Plastics Corp.
9.500%, 5/15/18	1,480	1,265
Catalyst Paper Corp.
7.375%, 3/1/14	1,055	248
144 A
11.000%, 12/15/16(4)	3,520	2,306
Cemex Finance LLC 144A
9.500%, 12/14/16(4)	1,430	1,051
Cemex SAB de CV 144A
5.369%, 9/30/15(3)(4)	3,100	1,891
Commercial Metals Co.
7.350%, 8/15/18	7,760	7,901
CRH America, Inc.
4.125%, 1/15/16	4,000	4,030
8.125%, 7/15/18	4,770	5,585
Dow Chemical Co. (The)
7.600%, 5/15/14	2,950	3,352
5.900%, 2/15/15	3,950	4,362
Fosun International Ltd.
144 A
7.500%, 5/12/16(4)	4,340	3,450
Georgia-Pacific LLC
7.700%, 6/15/15	4,820	5,532
144 A
7.125%, 1/15/17(4)	3,525	3,700
Gerdau Holdings, Inc. 144A
7.000%, 1/20/20(4)	1,950	1,999
Ineos Finance plc 144A
9.000%, 5/15/15(4)	9,200	8,786
International Paper Co.
9.375%, 5/15/19	5,330	6,522
JMC Steel Group, Inc. 144A
8.250%, 3/15/18(4)	2,610	2,467
Metinvest BV 144A
8.750%, 2/14/18(4)	1,500	1,251
Omnova Solutions, Inc.
7.875%, 11/1/18	250	204
Oxea Finance/Cy SCA 144A
9.500%, 7/15/17(4)	1,562	1,527
Sealed Air Corp. 144A
8.125%, 9/15/19(4)	8,710	8,819
Severstal OAO Via Steel
Capital SA 144A
6.700%, 10/25/17(4)	1,775	1,513
Solo Cup Co./Solo Cup
Operating Corp.
10.500%, 11/1/13	3,279	3,263
Steel Dynamics, Inc.
7.375%, 11/1/12	1,528	1,566
USG Corp. 144A
9.750%, 8/1/14(4)	701	670
Vedanta Resources plc 144A
8.750%, 1/15/14(4)	3,400	3,281
Verso Paper Holdings LLC/Verso Paper, Inc.
11.500%, 7/1/14	3,285	3,433
Series B,
4.004%, 8/1/14(3)	2,570	1,953
8.750%, 2/1/19	225	156

		111,538

See Notes to Financial Statements

24

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR VALUE	VALUE
Telecommunication Services—1.7%
America Movil SAB de C.V.
2.375%, 9/8/16	$11,000	$10,637
Axtel SAB de C.V. 144A
9.000%, 9/22/19(4)	750	638
Cincinnati Bell, Inc.
8.250%, 10/15/17	3,760	3,666
Clearwire Communications LLC/Clearwire Finance, Inc.
144 A
12.000%, 12/1/15(4)	2,000	1,695
144 A
12.000%, 12/1/15(4)	1,395	1,189
Crown Castle Towers LLC
144 A
4.523%, 1/15/15(4)	4,925	5,169
144 A
3.214%, 8/15/15(4)	4,950	5,028
144 A
5.495%, 1/15/17(4)	5,915	6,526
Embarq Corp.
6.738%, 6/1/13	2,385	2,479
France Telecom SA
2.750%, 9/14/16	1,000	993
Nextel Communications, Inc.
Series E
6.875%, 10/31/13	5,590	5,464
Series D
7.375%, 8/1/15	2,095	1,995
OJSC Vimpel Communications (VIP Finance Ireland Ltd.)
144 A
8.375%, 4/30/13(4)	1,400	1,418
144 A
6.493%, 2/2/16(4)	1,300	1,199
SBA Tower Trust 144A
4.254%, 4/15/15(4)	11,660	12,317
Telecom Italia Capital SA
6.175%, 6/18/14	4,900	4,878
Telefonica Emisiones SAU
3.992%, 2/16/16	8,000	7,617
Wind Acquisition Finance
S.A. 144A
11.750%, 7/15/17(4)	2,450	2,095
Windstream Corp.
7.875%, 11/1/17	2,000	2,035

		77,038

Utilities—0.6%
Allegheny Energy Supply
Co. LLC 144A
8.250%, 4/15/12(4)	1,860	1,925
AmeriGas Partners LP/
AmeriGas Finance Corp.
6.250%, 8/20/19	4,375	4,211
Enel Finance International
NV 144 A
3.875%, 10/7/14(4)	2,000	1,952
Israel Electric Corp., Ltd.
144 A
7.250%, 1/15/19(4)	2,285	2,434
Korea Electric Power Corp.
44 A
5.500%, 7/21/14(4)	3,420	3,638
Korea Gas Corp. 144A
6.000%, 7/15/14	2,000	2,150
Korea Hydro & Nuclear
Power Co., Ltd. 144A
3.125%, 9/16/15(4)	1,000	978
Midwest Generation LLC
Series B
8.560%, 1/2/16	1,079	1,063
NRG Energy, Inc. 144A
7.625%, 1/15/18(4)	1,485	1,388
ONEOK Partners LP
5.900%, 4/1/12	980	1,002
Sempra Energy
6.500%, 6/1/16	1,760	2,061
TransAlta Corp.
4.750%, 1/15/15	2,220	2,359

		25,161

TOTAL CORPORATE BONDS AND NOTES (Identified Cost $1,695,574)		1,695,061

CREDIT LINKED NOTES—0.1%
Helios Finance LP07-S1,
B2, 144 A
2.560%, 10/20/14(3)(4)	3,688	3,682

TOTAL CREDIT LINKED NOTES (Identified Cost $3,588)		3,682

See Notes to Financial Statements

25

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS(3)—10.8%

Consumer Discretionary—3.2%
Advantage Sales & Marketing, Inc.
5.250%, 12/17/17	$720	$696
AMF Bowling Worldwide, Inc. Tranche B,
2.739%, 6/7/13	2,037	1,655
Avis Budget Group, Inc.
0.000%, 9/22/18	2,531	2,520
Brickman Group Holdings, Inc. Tranche B,
7.250%, 10/14/16	5,985	5,915
Building Materials Holdings Corp.
5.000%, 1/5/15(6)	1,287	1,164
Burger King Holdings, Inc.
Tranche B
4.500%, 10/19/16	1,638	1,586
Caesars Entertainment
Operating Co., Inc. (Harrah’s Operating Company, Inc.)
Tranche B-2,
3.244%, 1/28/15	1,577	1,318
Tranche B-4,
9.500%, 10/31/16	2,132	2,078
Cedar Fair LP Tranche 1,
4.000%, 12/15/17	1,568	1,550
Cengage Learning Acquisitions, Inc.
2.490%, 7/3/14	6,959	5,472
Charter Communications
Operating LLC Tranche B-1,
2.240%, 3/6/14	15	14
Tranche C,
3.620%, 9/6/16	4,235	4,110
Chrysler Group LLC/Chrysler Group Co-Issuer, Inc.
Tranche B,
6.000%, 5/24/17	8,379	7,326
CityCenter Holdings LLC
7.500%, 1/21/15	594	584
Cumulus Media Holdings, Inc.
5.750%, 9/16/18	8,500	8,027
DineEquity, Inc.
Tranche B-1
4.250%, 10/19/17	3,691	3,585
Dunkin’ Brands, Inc.
Tranche B-2,
4.000%, 11/23/17	3,958	3,844
Filmyard Holdings LLC (Miramax)
7.750%, 6/22/16	1,608	1,610
Focus Brands, Inc.
5.583%, 11/5/16	1,434	1,419
Fram Group Holdings, Inc./
Prestone Holdings, Inc.
6.500%, 7/29/17	7,500	7,491
Gateway Casinos & Entertainment Ltd.
Tranche B,
6.000%, 5/12/16	3,447	3,109
Getty Images, Inc.
5.250%, 11/7/16	6,628	6,595
Gymboree Corp.
5.000%, 2/23/18	2,805	2,510
Hubbard Radio LLC
5.250%, 4/29/17	4,115	3,971
Intelsat Jackson Holding
SA (Intelsat Jackson Holding Ltd.)
3.246%, 2/1/14	2,335	2,185
Tranche B,
5.250%, 4/2/18	3,990	3,820
Landry’s Restaurants, Inc.
6.250%, 12/1/14	2,598	2,539
Las Vegas Sands LLC
Tranche B,
2.740%, 11/23/16	1,743	1,629
Tranche DD-I,
2.740%, 11/23/16	352	329
Leslie’s Poolmart, Inc.
Tranche B
4.500%, 11/21/16	3,350	3,182
Mediacom Illinois LLC
(Mediacom Communications LLC) Tranche D,
5.500%, 3/31/17	4,681	4,591
MGM Mirage Tranche E,
7.000%, 2/21/14	1,500	1,420
Neiman Marcus Group, Inc.
4.750%, 5/16/18	8,102	7,513
Nielsen Finance LLC
Tranche A,
2.226%, 8/9/13	1,843	1,791
Tranche B,
3.976%, 5/1/16	3,308	3,200
Ozburn-Hessey Holding Co., LLC
7.625%, 4/8/16	1,355	1,209
See Notes to Financial Statements

26

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
Penn National Gaming, Inc.
Tranche B,
3.750%, 7/14/18	$2,993	$2,966
Pilot Travel Centers LLC
Tranche B,
4.250%, 3/25/18	3,203	3,166
Radio One, Inc.
7.500%, 3/31/16	1,928	1,857
Revel AC, Inc. Tranche B,
9.000%, 2/17/17	2,470	2,056
Sinclair Television Group, Inc. Tranche B
4.000%, 10/28/16	1,028	1,017
Sports Authority, Inc. (The)
Tranche B,
7.500%, 11/16/17	2,283	2,159
SRAM LLC
4.750%, 6/7/18	2,510	2,422
Toys “R” Us, Inc.
6.000%, 9/1/16	6,376	6,137
UCI International, Inc.
5.500%, 7/26/17	720	716
Visant Corp. (Jostens)
Tranche B,
5.250%, 12/22/16	9,542	8,758
VWR Funding, Inc.
2.739%, 6/30/14	3,236	3,039

		145,850

Consumer Staples—0.5%
American Rock Salt Co. LLC
5.500%, 4/25/17	769	738
Del Monte Foods Co.
4.500%, 3/8/18	1,621	1,510
Diversey, Inc.
(JohnsonDiversey, Inc.)
Tranche B,
4.000%, 11/24/15	595	595
Michael Foods, Inc.
Tranche B
4.250%, 2/25/18	3,383	3,281
Revlon Consumer Products Corp. Tranche B,
4.750%, 11/19/17	5,407	5,250
Reynolds Group Holdings, Inc.
Tranche B,
6.500%, 2/9/18	7,065	6,872
Tranche C,
6.500%, 8/31/18	5,000	4,864

		23,110

Energy—0.1%
AL Gulf Coast Terminals LLC
6.750%, 7/22/16	968	973
Buffalo Gulf Coast
Terminals
0.000%, 9/2/17	3,333	3,350
CITGO Petroleum Corp.
Tranche C,
9.000%, 6/24/17	2,194	2,250

		6,573

Financials—0.9%
Asurion LLC (Asurion Corp.)
5.500%, 5/24/18	4,653	4,403
Delos Aircraft, Inc.
7.000%, 3/17/16	243	243
Fortress Invest Group
LLC (FIG)
5.750%, 10/7/15	3,192	3,154
International Lease Finance
Corp. (Delos Aircraft, Inc.)
Tranche 1,
6.750%, 3/17/15	332	332
iPayment, Inc.
5.750%, 5/8/17	1,442	1,413
iStar Financial, Inc.
Tranche A-1
5.000%, 6/28/13	4,591	4,447
Tranche A-2
7.000%, 6/30/14	3,724	3,527
MIP Delaware, LLC (MIPL
(LUX) S.A.R.L.)
5.500%, 7/12/18	3,446	3,368
MoneyGram International, Inc.
4.500%, 11/18/17	575	558
Nuveen Investments, Inc.
Non-Extended
3.311%, 11/13/14	1,245	1,142
Extended
5.810%, 5/13/17	1,455	1,352
Pinnacle Foods Finance LLC
2.722%, 4/2/14	2,397	2,282
Springleaf Financial Funding Co. (American General Finance Corp.)
5.500%, 5/10/17	9,025	7,852
See Notes to Financial Statements

27

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR VALUE	VALUE
Financials—continued
Tomkins, LLC (Pinafore LLC)
Tranche B-1,
4.250%, 9/29/16	$766	$754
TransUnion LLC
4.750%, 2/10/18	2,875	2,813
Walter Investments, Inc.
7.750%, 6/30/16	3,479	3,399

		41,039

Health Care—1.0%
Ardent Medical Services, Inc.
6.500%, 9/15/15	4,000	3,880
Axcan Intermediate
Holdings, Inc.
5.500%, 2/10/17	3,102	2,767
Capsugel Holdings, Inc.
0.000%, 8/1/18	3,111	3,066
HCA, Inc. Tranche B-3
3.619%, 5/1/18	537	506
HCR Healthcare LLC
5.000%, 4/6/18	664	575
Health Management Associates,
Inc. Tranche B,
2.119%, 2/28/14	1,121	1,058
Houghton International, Inc.
Tranche B-1
6.750%, 1/29/16	3,368	3,343
Iasis Healthcare LLC
Tranche B,
5.000%, 5/3/18	4,987	4,687
InVentiv Health, Inc. (Ventive Health, Inc.)
6.500%, 8/4/16	3,134	2,996
MultiPlan, Inc. Tranche B,
4.750%, 8/26/17	2,885	2,742
NBTY, Inc. Tranche B-1
4.250%, 10/1/17	2,690	2,616
Onex Carestream Finance LP
5.000%, 2/25/17	2,065	1,739
Quintiles Transnational Corp.
Tranche B,
5.000%, 6/8/18	4,489	4,235
Rural/Metro Operating Co. LLC
5.750%, 3/28/18	3,159	3,057
Surgery Center Holdings, Inc.
6.500%, 2/4/17	4,125	3,898
Universal Health, Inc.
4.000%, 11/15/16	3,794	3,694
Vanguard Health Holding Co.,
LLC (Vanguard Health System, Inc.)
0.000%, 1/29/16	2,059	2,012

		46,871

Industrials—1.1%
Altegrity, Inc. (U.S. Investigations Services, Inc.)
2.981%, 2/21/15	1,163	1,059
API Technologies Corp.
7.750%, 6/1/16	4,487	4,262
Brock Holdings Ill, Inc.
6.000%, 3/16/17	1,587	1,501
Ceridian Corp.
3.239%, 11/9/14	6,542	5,716
Ducommun, Inc.
0.000%, 6/28/17	1,417	1,378
Goodman Global, Inc.
5.750%, 10/28/16	2,543	2,524
Harland Clarke Holdings Corp. (Clarke American Corp.)
Tranche B,
2.761%, 6/30/14	8,409	7,095
Holdings Gaming Borrower
LP Tranche B-1,
12.000%, 6/30/15	1,428	1,474
Husky Injection Molding System
6.500%, 6/30/18	5,885	5,738
Protection One, Inc.
6.000%, 6/4/16	2,660	2,626
ServiceMaster Co. (The)
Tranche DD,
2.740%, 7/24/14	780	731
2.757%, 7/24/14	7,829	7,337
Swift Transportation Co., Inc. (The)
6.000%, 12/21/16	1,637	1,592
Terex Corp.
5.500%, 4/28/17	6,400	6,298

		49,331

Information Technology—2.2%
Avaya, Inc.
Tranche B-1
3.064%, 10/24/14	5,508	4,985
Tranche B-3
4.814%, 10/26/17	3,092	2,636
See Notes to Financial Statements

28

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR VALUE	VALUE
Information Technology—continued
CCC Information Services
0.000%, 12/17/15	$423	$415
CDW LLC
Non-Extended
4.250%, 10/10/14	1,704	1,585
Extended
3.729%, 7/15/17	6,105	5,452
CommScope, Inc.
5.000%, 1/14/18	1,711	1,684
DynCorp International LLC
6.500%, 7/7/16	4,037	3,964
Edwards (Cayman Islands II) Ltd.
5.500%, 5/31/16	3,474	3,222
Fidelity National Information Services, Inc. Tranche B, 5.250%, 7/18/16	1,208	1,208
First Data Corp.
Tranche B-2,
2.985%, 9/24/14	437	381
Tranche B-3,
2.985%, 9/24/14	6,126	5,339
Tranche B-1,
2.985%, 9/24/14	1,758	1,532
Freescale Semiconductor, Inc.
4.472%, 12/1/16	7,246	6,658
Infor Enterprise Solutions Holdings, Inc. (Magellan Holdings, Inc.)
Tranche DD,
5.990%, 7/28/15	2,349	2,165
5.990%, 7/28/15	4,502	4,150
Instant Web, Inc.
3.614%, 8/7/14	3,010	2,739
Tranche DD
3.614%, 8/7/14	314	286
Interactive Data Corp.
Tranche B
4.500%, 2/11/18	5,482	5,277
Lawson Software, Inc. (SoftBrands, Inc.)
6.750%, 7/5/17	5,740	5,451
MedAssets, Inc.
5.250%, 11/16/16	1,142	1,122
Mood Media Corp.
7.000%, 5/6/18	4,623	4,303
NDS Finance Ltd.
Tranche B
4.000%, 3/10/18	1,269	1,212
Novell, Inc. (Attachmate Corp.)
6.500%, 4/27/17	6,800	6,573
NuSil Technology LLC
5.250%, 5/31/17	1,201	1,159
Scitor Corp.
5.000%, 2/15/17	794	731
Spansion LLC
4.750%, 2/9/15	3,677	3,588
Springboard Finance LLC
7.000%, 2/23/15	3,570	3,563
SRA International, Inc.
6.500%, 7/20/18	4,500	4,170
SSI Investments II Ltd. (Skillsoft)
6.500%, 5/26/17	2,994	2,959
Transaction Network Services, Inc.
6.500%, 11/18/15	2,423	2,426
Wall Street Systems, Inc.
5.500%, 7/5/17	1,596	1,554

		92,489

Materials—1.0%
Anchor Glass Container Corp.
6.000%, 2/3/16	3,088	3,067
10.000%, 9/2/16	3,975	3,953
Avantor Performance Materials, Inc.
5.000%, 6/29/17	2,351	2,281
Berry Plastics Group, Inc.
Tranche C,
2.229%, 4/3/15	3,607	3,296
CPG International, Inc.
Tranche B,
6.000%, 2/18/17	2,406	2,301
General Chemical Corp.
Tranche B,
5.000%, 10/6/15	5,420	5,223
Harko C.V. (OM Group, Inc.)
Tranche B
5.750%, 8/2/17	3,810	3,791
Huntsman International LLC
Tranche B,
1.766%, 4/19/14	565	541
Extended Tranche B
2.800%, 4/19/17	1,541	1,457
See Notes to Financial Statements

29

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	PAR VALUE	VALUE
Materials—continued
Ineos Holdings Ltd.
Tranche B-2,
3.751%, 12/16/13	$781	$781
Tranche C-2,
4.001%, 12/16/14	894	898
JMC Steel Group
4.750%, 4/1/17	637	620
Momentive Performance Materials Tranche B-1B
3.750%, 5/5/15	3,938	3,662
Nalco Co. Tranche B-1,
4.500%, 10/5/17	1,211	1,207
New Sunward Holding BV
Tranche B,
4.847%, 2/14/14	2,754	2,292
Norit Holding B.V.
7.500%, 7/8/17	2,770	2,725
Novelis, Inc. Tranche B
3.750%, 3/10/17	2,407	2,350
Solutia, Inc. Tranche 1,
3.500%, 8/1/17	1,575	1,545
Styron S.A.R.L.
6.000%, 8/2/17	2,399	2,169

		44,159

Telecommunication Services—0.5%
Level 3 Communications, Inc.
Tranche A,
2.494%, 3/13/14	10,942	10,242
Tranche B
11.000%, 3/13/14	1,044	1,090
nTelos, Inc. Tranche B
4.000%, 9/14/15	5,218	5,089
U.S. TelePacific Corp.
5.750%, 2/23/17	3,167	3,037
Univision Communications, Inc.
4.489%, 3/31/17	5,359	4,523

		23,981

Utilities—0.3%
Equipower Resources Corp.
Tranche B
5.750%, 1/26/18	657	640
Gibson Energy, Inc.
5.750%, 6/15/18	3,990	3,922
NRG Energy, Inc.
4.000%, 7/1/18	4,489	4,398
Texas Competitive Electric Holdings Co., LLC
Tranche 2014,
3.749%, 10/10/14	5,942	4,220

		13,180

TOTAL LOAN AGREEMENTS (Identified Cost $505,283)		486,583

PREFERRED STOCKS—0.2%

Financials—0.2%
Ally Financial, Inc.
Series G,144A
7.00%(4)	702	470
Banco Bilbao Vizcaya
Argentaria S.A.
International Preferred
S.A. Unipersonal
5.92%(3)	5,835	3,961
Banco do Brasil S.A.
144A 8.50%(3)(4)	700	778
JPMorgan Chase & Co.
7.90%(3)	3,360	3,461

TOTAL PREFERRED STOCKS (Identified Cost $9,051)		8,670

COMMON STOCKS—0.0%

Financials—0.0%
CIT Group, Inc.(2)	26,344	800

Industrials—0.0%
Building Materials
Holding Corp.(6)	677,817	932

TOTAL COMMON STOCKS (Identified Cost $1,987)		1,732

TOTAL LONG-TERM INVESTMENTS—99.2% (Identified Cost $4,484,833)		4,480,678

See Notes to Financial Statements

30

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	SHARES	VALUE
SHORT-TERM INVESTMENTS—0.4%

Money Market Mutual Funds—0.4%
BlackRock Liquidity Funds
TempFund Portfolio — Institutional Shares (seven-day effective yield 0.090%)	20,281,924	$20,282

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $20,282)		20,282

TOTAL INVESTMENTS—99.6% (Identified Cost $4,505,115)		4,500,960 (1)
Other assets and liabilities, net—0.4%		15,810

NET ASSETS—100.0%		$4,516,770

Country Weightings† (unaudited)

United States (includes short-term investments)		78%
Brazil		2
Canada		2
South Korea		2
United Kingdom		2
Australia		1
Venezuela		1
Other		12

Total		100%

†	% of total investments as of September 30, 2011.

Abbreviations:
FHLMC	Federal Home Loan Mortgage
Corporation (“Freddie Mac”)
FNMA	Federal National Mortgage Association
(“Fannie Mae”)
GNMA	Government National Mortgage
Association (“Ginnie Mae”)
NATL	National Public Finance Guarantee Corp.
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

Foreign Currencies:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
IDR	Indonesian Rupiah
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLZ	Polish Zloty
SEK	Swedish Krona
TRY	Turkish Lira
See Notes to Financial Statements

31

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
FOOTNOTE LEGEND
($ reported in thousands)
(1)	Federal Income Tax Information: For tax information at September 30, 2011, see Note 9, Federal Income Tax Information in the Notes to Financial Statements.

(2)	Non-income producing.

(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2011.

(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2011, these securities amounted to a value of $1,093,200 or 24.2% of net assets.

(5)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.

(6)	Illiquid security.

(7)	This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.

(8)	No contractual maturity date.

(9)	Interest payments may be deferred.

(10)	Issuer may elect not to pay interest causing the payment to be forfeited and no longer due. The issuer has not invoked this election since the fund purchased this security.

(11)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.
See Notes to Financial Statements

32

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)
The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total		Level 2–	Level 3–
	Value at	Level 1–	Significant	Significant
	September 30,	Quoted	Observable	Unobservable
	2011	Prices	Inputs	Inputs
Investment in Securities:
Debt Securities:
Asset-Backed Securities	$532,275	$—	$530,604	$1,671
Corporate Bonds and Notes	1,695,061	—	1,695,061	—	(1)
Credit Linked Notes	3,682	—	3,682	—
Foreign Government Securities	443,828	—	443,828	—
Loan Agreements	486,583	—	486,583	—
Mortgage-Backed Securities	1,241,874	—	1,241,874	—
Municipal Bonds	11,310	—	11,310	—
U.S. Government Securities	55,663	—	55,663	—
Equity Securities:
Common Stocks	1,732	800	—	932
Preferred Stocks	8,670	—	8,670	—
Short-Term Investments	20,282	20,282	—	—

Total Investments	$4,500,960	$21,082	$4,477,275	$2,603

There were no significant transfers between Level 1 and Level 2 during the period.

(1)	Level 3 Corporate Bonds and Notes valued at zero at end of period.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value:

		Asset-	Credit
		Backed	Linked	Loan	Common
	Total	Securities	Notes	Agreements	Stocks
Investment in Securities:
Balance as of September 30, 2010	$15,353	$1,166	$9,236	$4,456	$495
Accrued discounts/(premiums)(a)	190	4	154	32	—
Realized gain (loss)(b)	595	—	418	177	—
Change in unrealized appreciation (depreciation)(b)	912	503	(119)	91	437
Purchases (Sales)(c)	(9,760)	(2)	(6,008)	(3,750)	—
Transfers in and/or (out) of level 3(d)	(4,687)	—	(3,681)	(1,006)	—

Balance as of September 30, 2011	$2,603	$1,671	$—	$—	$932

(a)	Disclosed in the Statement of Operations under interest income.

(b)	Disclosed in the Statement of Operations under Net realized and unrealized gain (loss) on investments.

(c)	Includes paydowns, if any.

(d)	“Transfers in and/or out” represent the ending value as of September 30, 2011, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
See Notes to Financial Statements

33

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2011
(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)	$4,500,960
Foreign currency at value(2)	14
Cash	645
Receivables
Investment securities sold	3,553
Fund shares sold	22,673
Dividends and interest receivable	46,927
Prepaid expenses	306

Total assets	4,575,078

Liabilities
Payables
Fund shares repurchased	15,368
Investment securities purchased	34,963
Dividend distributions	2,331
Investment advisory fee	1,830
Distribution and service fees	1,208
Administration fee	511
Transfer agent fees and expenses	1,547
Trustees’ fee and expenses	20
Professional fee	49
Other accrued expenses	481

Total liabilities	58,308

Net Assets	$4,516,770

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$4,616,711
Accumulated undistributed net investment income (loss)	4,566
Accumulated undistributed net realized gain (loss)	(99,670)
Net unrealized appreciation (depreciation) on investments	(4,837)

Net Assets	$4,516,770

Class A
Net asset value (net assets/shares outstanding) per share	$4.67
Maximum offering price per share NAV/(1—2.25%)	$4.78
Shares of beneficial interest outstanding, no par value, unlimited authorization	527,410,926
Net Assets	$2,463,360
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$4.65
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,194,350
Net Assets	$5,550
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$4.72
Shares of beneficial interest outstanding, no par value, unlimited authorization	130,578,194
Net Assets	$616,170
Class T
Net asset value (net assets/shares outstanding) and offering price per share	$4.71
Shares of beneficial interest outstanding, no par value, unlimited authorization	112,575,478
Net Assets	$530,162
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$4.68
Shares of beneficial interest outstanding, no par value, unlimited authorization	192,795,971
Net Assets	$901,528

(1) Investment in securities at cost	$4,505,115
(2) Foreign currency at cost	15
See Notes to Financial Statements

34

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2011
($ reported in thousands)

Investment Income
Interest	$219,672
Dividends	70
Foreign taxes withheld	(254)

Total investment income	219,488

Expenses
Investment advisory fees	19,023
Service fees, Class A	5,518
Distribution and service fees, Class B	59
Distribution and service fees, Class C	2,749
Distribution and service fees, Class T	4,623
Administration fees	5,347
Transfer agent fee and expenses	5,016
Custodian fees	224
Printing fees and expenses	304
Professional fees	64
Registration fees	444
Trustees’ fee and expenses	261
Miscellaneous expenses	455

Total expenses	44,087

Net investment income (loss)	175,401

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	19,548
Net realized gain (loss) on foreign currency transactions	1,424
Net change in unrealized appreciation (depreciation) on investments	(158,599)
Net change in unrealized appreciation (depreciation) on foreign currency translation	(876)

Net gain (loss) on investments	(138,503)

Net increase (decrease) in net assets resulting from operations	$36,898

See Notes to Financial Statements

35

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
(Reported in thousands)

	Year Ended	Year Ended
	September 30, 2011	September 30, 2010
INCREASE/DECREASE IN NET ASSETS
From Operations
Net investment income (loss)	$175,401	$134,886
Net realized gain (loss)	20,972	24,250
Net change in unrealized appreciation (depreciation)	(159,475)	126,948

Increase (decrease) in net assets resulting from operations	36,898	286,084

From Distributions to Shareholders
Net investment income, Class A	(103,854)	(88,301)
Net investment income, Class B	(333)	(561)
Net investment income, Class C	(24,202)	(18,460)
Net investment income, Class T	(18,103)	(14,085)
Net investment income, Class I	(33,009)	(16,037)

Decrease in net assets from distributions to shareholders	(179,501)	(137,444)

From Share Transactions
Sale of shares
Class A (269,573 and 205,603 shares, respectively)	1,303,664	956,348
Class B (203 and 227 shares, respectively)	976	1,045
Class C (67,718 and 65,468 shares, respectively)	331,242	307,830
Class T (45,400 and 42,955 shares, respectively)	221,546	201,526
Class I (155,201 and 109,379 shares, respectively)	753,960	508,675
Reinvestment of distributions
Class A (20,049 and 15,453 shares, respectively)	96,821	72,115
Class B (58 and 91 shares, respectively)	279	422
Class C (4,264 and 2,882 shares, respectively)	20,801	13,586
Class T (2,269 and 1,499 shares, respectively)	11,045	7,054
Class I (3,446 and 1,119 shares, respectively)	16,639	5,252
Shares repurchased
Class A (157,526 and 141,888 shares, respectively)	(760,866)	(658,236)
Class B (1,041 and 1,167 shares, respectively)	(5,011)	(5,400)
Class C (38,641 and 23,847 shares, respectively)	(188,410)	(112,249)
Class T (16,569 and 11,024 shares, respectively)	(80,701)	(51,787)
Class I (63,291 and 17,582 shares, respectively)	(303,317)	(82,189)

Increase (decrease) in net assets from share transactions	1,418,668	1,163,992

Net increase (decrease) in net assets	1,276,065	1,312,632

Net Assets
Beginning of year	3,240,705	1,928,073

End of year	$4,516,770	$3,240,705

Accumulated undistributed net investment income (loss) at end of year	$4,566	$2,638
See Notes to Financial Statements

36

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

											Ratio of		Ratio of
	Net Asset	Net	Net		Dividends		Change in			Net	Expenses to		Net Investment
	Value,	Investment	Realized and	Total from	from		Net	Net Asset		Assets,	Average		Income		Portfolio
	Beginning	Income	Unrealized	Investment	Net Investment	Total	Asset	Value,	Total	End of	Net		to Average		Turnover
	of Period	(Loss)(2)	Gain (Loss)	Operations	Income	Distributions	Value	End of Period	Return(1)	Period (000’s)	Assets(6)(7)		Net Assets		Rate
Class A
10/1/10 to 9/30/11	$4.80	0.22	(0.12)	0.10	(0.23)	(0.23)	(0.13)	$4.67	2.02%	$2,463,360	1.05%		4.59%		35%
10/1/09 to 9/30/10	4.54	0.25	0.26	0.51	(0.25)	(0.25)	0.26	4.80	11.65	1,897,491	1.07		5.31		49
10/1/08 to 9/30/09	4.21	0.24	0.35	0.59	(0.26)	(0.26)	0.33	4.54	14.91	1,433,927	1.12		5.93		88
10/1/07 to 9/30/08	4.70	0.25	(0.48)	(0.23)	(0.26)	(0.26)	(0.49)	4.21	(5.07)	1,377,371	1.08		5.54		83
11/1/06 to 9/30/07	4.74	0.21	(0.03)	0.18	(0.22)	(0.22)	(0.04)	4.70	3.84 (4)	1,435,415	1.11	(3)	4.93	(3)	57	(4)
11/1/05 to 10/31/06	4.70	0.22	0.03	0.25	(0.21)	(0.21)	0.04	4.74	5.37	1,062,479	1.04		4.75		93
Class B
10/1/10 to 9/30/11	$4.78	0.20	(0.12)	0.08	(0.21)	(0.21)	(0.13)	$4.65	1.53%	$5,550	1.55%		4.10%		35%
10/1/09 to 9/30/10	4.52	0.23	0.26	0.49	(0.23)	(0.23)	0.26	4.78	11.16	9,435	1.56		4.86		49
10/1/08 to 9/30/09	4.19	0.22	0.35	0.57	(0.24)	(0.24)	0.33	4.52	14.41	12,753	1.62		5.47		88
10/1/07 to 9/30/08	4.68	0.23	(0.48)	(0.25)	(0.24)	(0.24)	(0.49)	4.19	(5.57)	15,919	1.57		5.03		83
11/1/06 to 9/30/07	4.72	0.19	(0.03)	0.16	(0.20)	(0.20)	(0.04)	4.68	3.38 (4)	21,487	1.61	(3)	4.40	(3)	57	(4)
11/1/05 to 10/31/06	4.68	0.20	0.02	0.22	(0.18)	(0.18)	0.04	4.72	4.64	27,845	1.54		4.24		93
Class C
10/1/10 to 9/30/11	$4.85	0.21	(0.12)	0.09	(0.22)	(0.22)	(0.13)	$4.72	1.75%	$616,170	1.30%		4.33%		35%
10/1/09 to 9/30/10	4.58	0.24	0.27	0.51	(0.24)	(0.24)	0.27	4.85	11.49	471,332	1.32		5.04		49
10/1/08 to 9/30/09	4.24	0.23	0.36	0.59	(0.25)	(0.25)	0.34	4.58	14.75	241,339	1.36		5.63		88
10/1/07 to 9/30/08	4.73	0.24	(0.48)	(0.24)	(0.25)	(0.25)	(0.49)	4.24	(5.28)	161,770	1.33		5.28		83
11/1/06 to 9/30/07	4.77	0.20	(0.03)	0.17	(0.21)	(0.21)	(0.04)	4.73	3.57 (4)	179,222	1.36	(3)	4.66	(3)	57	(4)
11/1/05 to 10/31/06	4.73	0.21	0.02	0.23	(0.19)	(0.19)	0.04	4.77	5.07	205,385	1.28		4.48		93
See Notes to Financial Statements

37

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

												Ratio of		Ratio of
	Net Asset	Net	Net		Dividends		Change in				Net	Expenses to		Net Investment
	Value,	Investment	Realized and	Total from	from		Net	Net Asset			Assets,	Average		Income		Portfolio
	Beginning	Income	Unrealized	Investment	Net Investment	Total	Asset	Value,	Total		End of	Net		to Average		Turnover
	of Period	(Loss)(2)	Gain (Loss)	Operations	Income	Distributions	Value	End of Period	Return(1)		Period (000’s)	Assets(6)(7)		Net Assets		Rate
Class T
10/1/10 to 9/30/11	$4.84	0.19	(0.13)	0.06	(0.19)	(0.19)	(0.13)	$4.71	1.24%		$530,162	1.80%		3.84%		35%
10/1/09 to 9/30/10	4.57	0.21	0.28	0.49	(0.22)	(0.22)	0.27	4.84	10.96		394,183	1.82		4.54		49
10/1/08 to 9/30/09	4.23	0.21	0.36	0.57	(0.23)	(0.23)	0.34	4.57	14.21		219,501	1.86		5.11		88
10/1/07 to 9/30/08	4.72	0.22	(0.48)	(0.26)	(0.23)	(0.23)	(0.49)	4.23	(5.78)		141,131	1.83		4.79		83
11/1/06 to 9/30/07	4.76	0.18	(0.03)	0.15	(0.19)	(0.19)	(0.04)	4.72	3.11	(4)	155,450	1.86	(3)	4.17	(3)	57	(4)
11/1/05 to 10/31/06	4.73	0.19	0.01	0.20	(0.17)	(0.17)	0.03	4.76	4.34		153,395	1.79		3.98		93
Class I
10/1/10 to 9/30/11	$4.81	0.23	(0.12)	0.11	(0.24)	(0.24)	(0.13)	$4.68	2.28%		$901,528	0.80%		4.83%		35%
10/1/09 to 9/30/10	4.54	0.26	0.28	0.54	(0.27)	(0.27)	0.27	4.81	12.16		468,264	0.83		5.51		49
10/1/08 to 9/30/09	4.21	0.28	0.32	0.60	(0.27)	(0.27)	0.33	4.54	15.20		20,553	1.03		6.47		88
6/6/08 (5) to 9/30/08	4.53	0.08	(0.31)	(0.23)	(0.09)	(0.09)	(0.32)	4.21	(5.11	)(4)	95	0.89	(3)	5.85	(3)	83	(4)

(1)	Sales charges, where applicable, are not reflected in the total return calculation.

(2)	Computed using average shares outstanding.

(3)	Annualized.

(4)	Not annualized.

(5)	Inception date.

(6)	The Fund may invest in other funds and the annualized expense ratios do not reflect fees and expenses associated with the underlying funds.

(7)	For more information regarding expenses, see Note 3C in the Notes to Financial Statements.
See Notes to Financial Statements

38

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2011
1.	Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.

As of the date of this report, 22 funds are offered for sale, of which the Virtus Multi-Sector Short Term Bond Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund Summary Page.

The Fund offers Class A shares, Class C shares, Class T shares and Class I shares. Class B shares are no longer available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions (for information regarding Qualifying Transactions refer to the Trust’s prospectus).

Class A shares are sold with a front-end sales charge of up to 2.25%. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 0.50% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within 18 months following purchases on which a finder’s fee has been paid. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were sold with a CDSC which declines from 2% to zero depending on the period of time the shares are held. Class C shares are sold without a sales charge. Class T shares of the Fund are sold with a 1% contingent deferred sales charge, if applicable, if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Effective January 1, 2011, Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plan and has exclusive voting rights with respect to this plan. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security valuation:

Security Valuation procedures for the Fund have been approved by the Board. All internally fair valued securities referred to below, are approved by a valuation committee appointed under the direction of the Board.

39

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.
•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.
Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these foreign markets. In such cases the Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured Debt Instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (“OTC”) derivative contracts, which include forward currency contracts and equity linked

40

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

Short-term Notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Fund’s major categories of assets and liabilities, which primarily include investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security transactions and related income:

Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C.	Income taxes:

The Fund is treated as a separate taxable entity. It is the intent of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2011, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2008 forward (with limited exceptions).

D.	Distributions to shareholders:

Distributions are recorded by the Fund on the ex-dividend date. Income distributions are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

41

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
E.	Expenses:

Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately used.

F.	Foreign currency translation:

Foreign securities and other foreign assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from changes in exchange rates or from fluctuations which arise due to changes in the market prices of securities.

G.	When-issued and delayed delivery transactions:

The Fund may engage in when-issued or delayed delivery transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

H.	Loan agreements:

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due. Currently, the Fund only holds assignment loans.

I.	Credit linked notes:

The Fund may invest in credit linked notes which are usually issued by a special purpose vehicle that is selling credit protection through a credit default swap. The performance of the notes is linked to the performance of the underlying reference

42

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
obligation. The special purpose vehicle invests the proceeds from the notes to cover its contingent obligation. Credit linked notes may also have risks with default by the referenced obligation, currency and/or interest rates.
3. Investment Advisory Fee and Related Party Transactions ($ reported in thousands except as noted)
A.	Adviser:

Virtus Investment Advisers, Inc. (“VIA,” the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”) is the Adviser to the Fund.

For managing, or directing the management of, the investments of the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund: 0.55% of the first $1 billion; 0.50% of $1 billion to $2 billion; 0.45% of $2+ billion.

The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

B.	Subadviser:

A subadviser manages the investments of the Fund for which it is paid a fee by the Adviser. Effective June 2, 2011, Newfleet Asset Management LLC, an indirect, wholly-owned subsidiary of Virtus, became the subadviser to the fund. For the period of October 1, 2010, through June 1, 2011, Goodwin Capital Advisers, Inc. was the Fund’s subadviser. No changes to the Fund’s principal investment strategies were made. Also, the fees and expenses paid by the Fund remain unchanged.

C.	Expense Limitations:

The Adviser agreed to voluntarily limit the Fund’s total operating expenses (excluding interest, taxes and extraordinary expenses) to 1.10% for Class A shares, 1.60% for Class B shares, 1.35% for Class C shares, 1.85% for Class T shares and 0.85% for Class I shares. This voluntary expense limitation may be modified or discontinued at any time. The Fund is currently below its expense cap.

D.	Distributor:

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, as the distributor of each Fund’s shares, has advised the Funds for the fiscal year (the “period”) ended September 30, 2011, it retained Class A net commissions of $117 and deferred sales charges of $52; Class B deferred sales charges of $5; Class C deferred sales charges of $3; and Class T deferred sales charges of $131. In addition, the Fund pays VP Distributors distribution and/or service fees under Board-approved 12b-1 and shareholder service plans, at the annual rate of 0.25% for Class A shares, 0.75% for Class B shares, 0.50% for Class C shares, and 1.00% for Class T shares applied to the average daily net assets of each respective class. Class I shares are not subject to a 12b-1 plan.

43

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry CDSC, the CDSC schedule of the original shares purchased continues to apply.

E.	Administration and Transfer Agent Services:

VP Distributors serves as the Administrator to the Fund. For the period ended September 30, 2011, VP Distributors received administration fees totaling $3,887 which are included in the Statement of Operations. A portion of these fees is paid to outside entities that also provide services to the Fund.

VP Distributors also serves as the Fund’s transfer agent. For the period ended September 30, 2011, VP Distributors received transfer agent fees totaling $4,595 which are included in the Statement of Operations. A portion of these fees is paid to outside entities that also provide services to the Fund.

F.	Affiliated Shareholders:

At September 30, 2011, Virtus, its affiliates, Bank of Montreal (a minority investor in Virtus) and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at anytime that aggregate the following.

	Aggregate	Net Asset
	Shares	Value
Class I Shares	$502,273	$2,365
4.	Purchases and Sales of Securities ($ reported in thousands)

Purchases and sales of investment securities for the Fund (excluding U.S. Government securities and agency securities, forward currency contracts, and short-term securities) during the period ended September 30, 2011, were as follows:

Purchases	Sales
$2,527,346	$1,231,317
Purchases and sales of long-term U.S. Government and agency securities for the Fund during the period ended September 30, 2011, were as follows:

Purchases	Sales
$211,335	$107,431
5.	10% Shareholders

As of September 30, 2011, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which in each case individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below. The shareholders are not affiliated with Virtus.

% of Shares	Number of
Outstanding	Accounts
36%	2

44

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
6.	Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

7.	Illiquid and Restricted Securities ($ reported in thousands)

Investments generally are considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund’s Schedule of Investments where applicable.

Restricted securities are not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

At September 30, 2011, the Fund did not hold any illiquid and restricted securities.

8.	Indemnifications

Under the Fund’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

9.	Federal Income Tax Information ($ reported in thousands)

At September 30, 2011, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

			Net Unrealized
Federal	Unrealized	Unrealized	Appreciation
Tax Cost	Appreciation	(Depreciation)	(Depreciation)
$4,506,240	$124,159	$(129,439)	$(5,280)

45

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
The Fund has capital loss carryovers which may be used to offset future capital gains, as follows:

Expiration Year
2017	2018	Total
$23,204	$75,397	$98,601
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

The Fund utilized $15,051 in losses deferred in prior years against current year capital gains.

Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2011, the Fund deferred capital losses of $0 and recognized post-October capital losses of $41.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed above) consist of undistributed ordinary income of $4,623 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

10.	Reclassification of Capital Accounts ($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of September 30, 2011, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in
on Shares of	Undistributed	Accumulated
Beneficial	Net Investment	Net Realized
Interest	Income (Loss)	Gain (Loss)
$—	$6,028	$(6,028)

46

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
11.	Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 will require reporting entities to make new disclosures about purchases, sales issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. ASU No. 2010-06 will be implemented effective with the start of the next reporting period.

12.	Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

Effective November 7, 2011, securities lending was suspended on all Virtus Funds.

47

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
To the Board of Trustees of
Virtus Opportunities Trust and Shareholders of
Virtus Multi-Sector Short Term Bond Fund:
     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Multi-Sector Short Term Bond Fund, (the “Fund”), a series of Virtus Opportunities Trust, at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Philadelphia, Pennsylvania
November 22, 2011

48

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
TAX INFORMATION NOTICE
SEPTEMBER 30, 2011 (Unaudited)
For the fiscal year ended September 30, 2011, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, or if subsequently different, as long-term capital gains dividends (“LTCG”) ($ reported in thousands).

QDI	DRD	LTCG
0%	0%	$0

49

CONSIDERATION OF SUBADVISORY AGREEMENT FOR
VIRTUS MULTI-SECTOR FIXED INCOME FUND
VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
VIRTUS SENIOR FLOATING RATE FUND
BY THE BOARD OF TRUSTEES
     The Board of Trustees (the “Board”) of Virtus Opportunities Trust (the “Trust”), including a majority of the Trustees who are not interested persons as defined in Section 2(a)(19) of the Investment Company Act of 1940, last renewed the investment advisory agreement between Virtus Investment Advisers, Inc. (the “Adviser” or “VIA”) and the Trust, with respect to Virtus Multi-Sector Fixed Income Fund, Virtus Multi-Sector Short Term Bond Fund, Virtus Senior Floating Rate Fund (the “Funds”) and certain other funds of the Trust (the “Advisory Agreement”), and the investment subadvisory agreement between VIA and Goodwin Capital Advisers, Inc., with respect to the Funds and certain other funds of the Trust, at an in-person meeting held on November 16-18, 2010. The subadvisory agreement with the Funds’ previous investment subadviser was terminated effective June 2, 2011. At an in-person Board meeting held on June 2, 2011, Fund Management recommended that Newfleet Asset Management, LLC (“Newfleet” or the “Subadviser”) be appointed as subadviser to the Funds and that the Adviser enter into a new subadvisory agreement with Newfleet (the “Subadvisory Agreement”).The Board considered and approved the Subadvisory Agreement for the Funds with Newfleet, as further discussed below.
     In evaluating the proposal to appoint Newfleet, the Board requested and evaluated information provided by the Adviser and Newfleet which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the subadviser change would be in the best interests of the Funds and their shareholders. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the previous sub-adviser to the Funds with respect to the portfolio management team, as well as the services provided by the proposed Subadviser to the Funds with respect to other funds in the Trust. The Board noted the affiliation of the Subadviser with VIA and any potential conflicts of interest.
     The Independent Trustees were separately advised by independent legal counsel throughout the process. The Board considered all the criteria separately with respect to the Funds and their shareholders. In their deliberations, the Trustees considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.
Basis for the Board’s Recommendation
     In making its determination with respect to the Subadvisory Agreement, the Trustees considered various factors, including:
•	Nature, extent, and quality of the services to be provided by the Subadviser. The Trustees received in advance of the meeting information in the form of an extensive questionnaire completed by the Subadviser concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that the portfolio management team would not change, and that the Subadviser would provide portfolio management, compliance with the Funds’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Trustees reviewed biographical information for the portfolio managers who would continue to provide services under the Subadvisory Agreement and noted the breadth and depth of experience presented. In considering the approval of the Subadvisory Agreement, the Trustees considered the Subadviser’s investment management process, including (a) the experience, capability and integrity of the Subadviser’s management and other personnel committed by the Subadviser to the Funds; (b) the financial position of the Subadviser; (c) the quality and commitment of

50

CONSIDERATION OF SUBADVISORY AGREEMENT FOR
VIRTUS MULTI-SECTOR FIXED INCOME FUND
VIRTUS MULTI-SECTOR SHORT TERM BOND FUND
VIRTUS SENIOR FLOATING RATE FUND
BY THE BOARD OF TRUSTEES (Continued)
the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices. The Board also took into account its familiarity with the Subadviser in providing services to other funds of the Trust. The Board concluded that the nature, extent and quality of the services to be provided by the Subadviser to the Funds were reasonable;

•	Investment Performance. The Board considered the performance of each Fund relative to its benchmark and comparable funds. The Board took into account that the same portfolio management team that currently managed the Funds would continue to do so under the Subadvisory Agreement. The Board concluded that the performance of each Fund was satisfactory;

•	Subadvisory Fee. The Board took into account that the rate of the investment subadvisory fee that would be paid by VIA (and not the Funds) under the Subadvisory Agreement would remain substantially unchanged from the fees paid under the previous subadvisory agreement. In addition, the fees paid by the Funds to VIA under the Advisory Agreement would not change. The Board also noted that the Funds’ subadvisory fees are paid by VIA and not by the Funds, so that Fund shareholders are not directly impacted by those fees. The Board also took into account the sub-advisory fees paid by the Adviser to fees charged by the Sub-Adviser to manage other comparable sub-advised portfolios. The Board concluded that the proposed subadvisory fee was fair and reasonable in light of services to be provided by Newfleet and all factors considered;

•	Profitability and economies of scale. In considering the profitability to the Subadviser of its relationship with the Funds, along with the fact that the fees under the Subadvisory Agreement are paid by VIA out of the advisory fees that it receives under the Advisory Agreement and not by the Funds, the Board noted that the subadvisory fees would be paid at substantially the same level as under the previous subadvisory agreement. The Board also noted that the advisory fee to be paid by each Fund to VIA would not change. In addition, the Board noted that VIA had implemented expense limitations with respect to the total net operating expenses of certain of the Funds. For these reasons, the profitability to the Subadviser of its relationship with the Funds was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in the Subadviser’s management of the Funds to be a material factor in its consideration at this time.

•	Other Benefits. The Board considered other benefits that may be realized by the Subadviser and its affiliates from their relationship with the Funds. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VIA, there are no other tangible benefits to the Subadviser or VIA in providing investment advisory services to the Funds, other than the fee to be earned under the Subadvisory Agreement. There may be certain intangible benefits gained to the extent that serving the Funds could provide the opportunity to provide advisory services to additional portfolios of the Trust or could enhance the Subadviser’s reputation in the marketplace, and, therefore, would enable the Subadviser to attract additional client relationships.
     Based on all of the foregoing considerations, the Board, including the Independent Trustees, determined that approval of the Subadvisory Agreement was in the best interests of the Funds and their shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Subadvisory Agreement with respect to the Funds.

51

FUND MANAGEMENT TABLES (Unaudited)
     Information pertaining to the Trustees and officers of the Trust as of September 30, 2011, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.
Independent Trustees

Name,Year of Birth,	Principal Occupation(s)
and	During Past 5 Years and
Number of Funds Overseen	Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 45 Funds	Chairman, Bloc Global Services Group, LLC (construction and redevelopment company) (2010 to present). Managing Director, Almanac Capital Management (commodities business) (2007 to 2008). Partner, Stonington Partners, Inc. (private equity fund) (2001 to 2007). Director/Trustee, Wells Fargo Advantage Funds (f/k/a Evergreen Funds) (152 portfolios) (1989 to present). Director, Diversapak (soft packaging company) (2002 to present). Director, Obaji Medical Products (skin care company) (2003 to 2007).

Philip R. McLoughlin Chairman YOB: 1946 58 Funds	Managing Director, SeaCap Asset Management Fund I, L.P. (2009 to present) and SeaCap Partners, LLC (investment management) (2009 to 2010). Partner, Cross Pond Partners, LLC (strategy consulting firm) (2006 to present). Chairman (2010 to present) and Director (1991 to present), World Trust Fund. Chairman and Trustee, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios) (2003 to present). Director, DTF Tax-Free Income Fund, Inc. and Duff & Phelps Utility and Corporate Bond Trust, Inc. (1996 to present); DNP Select Income Fund Inc. (2009 to present); and Duff & Phelps Global Utility Income Fund Inc. (2011 to present). Director, Argo Group International Holdings, Inc. and its predecessor, PXRE Corporation (insurance) (1986 to 2009).

Geraldine M. McNamara YOB: 1951 49 Funds	Retired. Managing Director, U.S. Trust Company of New York (private bank) (1982 to 2006). Director, DTF Tax-Free Income Fund, Inc. and Duff & Phelps Utility and Corporate Bond Trust, Inc. (2003 to present); DNP Select Income Fund Inc. (2009 to present); and Duff & Phelps Global Utility Income Fund Inc. (2011 to present).

James M. Oates YOB: 1946 45 Funds	Managing Director, Wydown Group (consulting firm) (1994 to present). Chairman and Trustee, John Hancock Trust (115 portfolios) and John Hancock Funds II (87 portfolios) (2005 to present). Director, Stifel Financial (1996 to present). Chairman, Connecticut River Bank (1999 to present). Director, Connecticut River Bancorp (1998 to present). Chairman, Emerson Investment Management, Inc. (2000 to present). Director, Trust Company of New Hampshire (2002 to present). Director, Beaumont Financial Partners, LLC (2000 to present). President of the Board (1999 to present) and Director (1985 to present), Middlesex School. Founder, Chairman (1997 to 2006) and Non-Executive Chairman (2007 to present), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services). Director, Investors Bank and Trust Co. and Investors Financial Services Corporation (1995 to 2007). Trustee, John Hancock Funds III (2005 to 2006).

Richard E. Segerson YOB: 1946 45 Funds	Managing Director, Northway Management Company (1998 to present).

Ferdinand L.J. Verdonck YOB: 1942 Elected: 45 Funds	Trustee, The J.P. Morgan Fleming Continental European Investment Trust (1998 to present). Director, Galapagos N.V. (biotechnology) (2005 to present). Mr. Verdonck is also a director of several non-U.S. companies.

52

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
     The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

Name,Year of Birth,	Principal Occupation(s)
and	During Past 5 Years and
Number of Funds Overseen	Other Directorships Held by Trustee
George R. Aylward(1) President YOB: 1964 47 Funds	Director, President and Chief Executive Officer (2008 to present), Director and President (2006 to 2008), Chief Operating Officer (2004 to 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Various senior officer positions with Virtus affiliates (2008 to present). Senior Executive Vice President and President, Asset Management (2007 to 2008), Senior Vice President and Chief Operating Officer, Asset Management (2004 to 2007), The Phoenix Companies, Inc. Various senior officer positions with Phoenix affiliates (2005 to 2008). President (2006 to present), Executive Vice President (2004 to 2006), the Virtus Mutual Funds Family. President, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios) (since 2010). Chairman, President and Chief Executive Officer, The Zweig Fund, Inc. and Zweig Total Return Fund, Inc. (2006 to present).

(1)	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.

53

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Officers of the Trust Who Are Not Trustees

Position(s) Held with
Name, Address and	Trust and Length of	Principal Occupation(s)
Year of Birth	Time Served	During Past 5 Years
Francis G. Waltman YOB: 1962	Senior Vice President since 2008.	Executive Vice President, Head of Product Management (2009 to present), Senior Vice President, Asset Management Product Development (2008 to 2009), Senior Vice President, Asset Management Product Development (2005 to 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Senior Vice President, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios) (since 2010). Director (2008 to 2009), Director and President (2006 to 2007), VP Distributors, Inc. (f/k/a Phoenix Equity Planning Corporation). Director and Senior Vice President, Virtus Investment Advisers, Inc. (2008 to present).

Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2010.	Vice President, Virtus Investment Partners, Inc. (2008 to present); Chief Compliance Officer, Virtus Investment Partners, Inc. (2008 to 2011); Chief Compliance Officer, Virtus Variable Insurance Trust (9 portfolios) (since 2011); Vice President and Counsel, The Phoenix Cos., Inc. (2003 to 2008).

W. Patrick Bradley YOB: 1972	Chief Financial Officer and Treasurer since 2005; Vice President since 2011	Senior Vice President, Fund Administration (2009 to present), Vice President, Fund Administration (2007 to 2009), Second Vice President, Fund Control & Tax (2004 to 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Chief Financial Officer and Treasurer (2006 to present), Vice President and Principal Accounting Officer (2006 to 2010), Assistant Treasurer (2004 to 2006), Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios). Chief Financial Officer and Treasurer (2005 to present), Assistant Treasurer (2004 to 2006), certain funds within the Virtus Mutual Funds Family.

Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (2009 to present), Counsel and Secretary (2008 to present) and Vice President (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Vice President, Chief Legal Officer, Counsel and Secretary, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios) (since 2010). Vice President and Counsel, Phoenix Life Insurance Company (2005 to 2008). Compliance Officer of Investments and Counsel, Travelers Life and Annuity Company (January 2005 to May 2005). Assistant General Counsel and certain other positions, The Hartford Financial Services Group (1995 to 2005).

54

VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301-9668

Trustees	Investment Adviser
George R. Aylward	Virtus Investment Advisers, Inc.
Leroy Keith, Jr.	100 Pearl Street
Philip R. McLoughlin, Chairman	Hartford, CT 06103-4506
Geraldine M. McNamara
James M. Oates	Principal Underwriter
Richard E. Segerson	VP Distributors, LLC
Ferdinand L.J. Verdonck	100 Pearl Street
Hartford, CT 06103-4506
Officers
George R. Aylward, President	Transfer Agent
Francis G. Waltman, Senior Vice President	VP Distributors, LLC
Nancy J. Engberg, Vice President and	100 Pearl Street
Chief Compliance Officer	Hartford, CT 06103-4506
W. Patrick Bradley, Vice President,
Chief Financial Officer and Treasurer	Custodian
Kevin J. Carr, Vice President, Chief Legal	The Bank of New York Mellon
Officer, Counsel and Secretary	One Wall Street
New York, NY 10005-2588

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042

How to Contact Us
	Mutual Fund Services	1-800-243-1574
	Adviser Consulting Group	1-800-243-4361
	Telephone Orders	1-800-367-5877
	Text Telephone	1-800-243-1926
	Web site	Virtus.com
Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

Virtus Multi-Sector Fixed Income Fund,
Virtus Multi-Sector Short Term Bond Fund,
Virtus Senior Floating Rate Fund, Virtus Bond Fund
and Virtus High Yield Fund,
each a series of Virtus Opportunities Trust
Supplement dated June 2, 2011 to the Summary Prospectuses and
Statutory Prospectus, each dated January 31, 2011, as supplemented
Important Notice to Investors
Virtus Multi-Sector Fixed Income Fund, Virtus Multi-Sector Short Term Bond Fund and Virtus Senior Floating Rate Fund
     As approved by the Board of Trustees of Virtus Opportunities Trust, effective June 2, 2011, Newfleet Asset Management, LLC (formerly named SCM Advisors, LLC) (“Newfleet”) became the investment subadviser for the above-named funds, replacing Goodwin Capital Advisers, Inc. (“Goodwin”). The portfolio managers at Goodwin responsible for these funds, along with their support team, will continue to manage the funds on behalf of Newfleet, thereby continuing management by the current portfolio management team.
     No changes to the funds’ principal investment strategies are being made. Also, the fees and expenses paid by the funds remain unchanged.
Each of the funds’ summary and statutory prospectuses is hereby revised as described below.
•	The second sentence under “Management” in the funds’ summary prospectuses and in the summary sections of the funds’ statutory prospectus is replaced with: “The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA (since June 2011).”

•	References to Goodwin in the portfolio managers’ biographical information under “Portfolio Management” in the funds’ summary prospectuses and in the summary sections of the funds’ statutory prospectus are replaced with references to Newfleet. The disclosure is further amended to reflect Mr. Albrycht’s title at Newfleet as Chief Investment Officer — Multi-Sector Fixed Income Strategies and Mr. Jennings’ title at Newfleet as Portfolio Manager — Bank Loan Sector.

•	The fourth sentence in the last paragraph under “Management of the Funds” on page 117 is deleted.

•	References to Goodwin Capital Advisers, Inc. and Goodwin in the table under “The Adviser” on page 118 are changed to “Newfleet Asset Management, LLC” and “Newfleet,” respectively.

•	The description of Goodwin under “Subadvisers” on page 120 is deleted.

•	The description of SCM Advisors under “Subadvisers” on page 120 is revised to reflect the firm’s name change to “Newfleet Asset Management, LLC” and to reflect a second location for the firm at 100 Pearl Street, Hartford, CT 06103.

•	The subadvisory fee paid by VIA on behalf of Virtus Multi-Sector Fixed Income Fund and Virtus Multi-Sector Short Term Bond Fund as shown in the table on page 121 is revised to read: “50% of the net investment management fee.”

Virtus Multi-Sector Fixed Income Fund,
Virtus Multi-Sector Short Term Bond Fund,
Virtus Senior Floating Rate Fund, Virtus Bond Fund
and Virtus High Yield Fund,
each a series of Virtus Opportunities Trust
          Supplement dated June 2, 2011 to the Summary Prospectuses and Statutory Prospectus, each dated January 31, 2011, as supplemented (Continued)
•	The information about each portfolio manager in the table under “Goodwin” on page 123 is moved to appear under “SCM Advisors” on page 124, to be renamed “Newfleet.” The biographical information for each of the portfolio managers under “Goodwin” is removed and the following is inserted under “SCM Advisors,” to be renamed “Newfleet.”

David L. Albrycht, CFA. Mr. Albrycht is Chief Investment Officer — Multi-Sector Fixed Income Strategies at Newfleet (since June 2011). Until June 2011, he was Executive Managing Director (2008 to 2011) and Vice President (2005 to 2008), Fixed Income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with VIA, at which time it was an affiliate of Goodwin. He managed fixed income portfolios for Goodwin affiliates since 1991.

Kyle A. Jennings, CFA. Mr. Jennings is Portfolio Manager — Bank Loan Sector of Newfleet (since June 2011). Until June 2011, he was Managing Director (2008 to 2011) and 2nd Vice President (2005 to 2008) of Goodwin. Previously, he was associated with VIA, at which time it was an affiliate of Goodwin, and was a member of the corporate research team since 1998. Mr. Jennings is the sector manager for the leveraged loan sector and assists in formulation of the leveraged loan finance strategy for the retail multi-sector funds. He has 17 years of investment experience.
Virtus Bond Fund and Virtus High Yield Fund
     Effective June 2, 2011, SCM Advisors, LLC, subadviser to the above-named funds, changed its name to Newfleet Asset Management, LLC. Accordingly, all references to SCM Advisors, LLC in the funds’ summary prospectuses and statutory prospectus are hereby changed to references to “Newfleet Asset Management, LLC” and all references to SCM Advisors are changed to references to “Newfleet.”
Investors should retain this supplement with the Prospectus for future reference.

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For more information about
Virtus mutual funds, please call
your financial representative,
contact us at 1-800-243-1574
or Virtus.com

8024	11-11

Virtus Real Estate Securities Fund
(“Real Estate Securities Fund”)

Message to Shareholders	1
Disclosure of Fund Expenses	2
Fund Summary	4
Schedule of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	22
Tax Information Notice	23
Fund Management Tables	24
PROXY VOTING PROCEDURES (FORM N-PX)
The adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trustees of the Trust (“Trustees,” the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
FORM N-Q INFORMATION
The Trust files a complete schedule of portfolio holdings for the fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.
This report is not authorized for distribution to prospective investors in the Virtus Real Estate Securities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
Dear Fellow Shareholders of Virtus Mutual Funds:

It was the tale of two vastly different financial markets for the year ended September 30, 2011. The financial markets were relatively strong in the fourth quarter of 2010, supported by the Federal Reserve’s “QE2” bond purchase program, which gave investors the confidence to invest in equities and other riskier assets. Shortly before QE2 ended in June 2011, however, a stream of negative economic data, along with the mounting debt troubles of Europe and the U.S., undermined most of the year’s earlier gains, and the markets retreated.

Investors faced these economic factors during the past year:
•	U.S. gross domestic product (“GDP”), a key measure of economic growth, shrank to an annual rate of 1.3 percent, far below its historical average of 3.28 percent;

•	U.S. manufacturing activity, which had been expanding since the recession ended in June 2009, weakened;

•	The nation’s unemployment rate remained above 9 percent, hitting a high of 9.2 percent in July;

•	A sovereign debt crisis engulfed several European nations;

•	Many U.S. corporations reported positive earnings throughout the period, but their general reluctance to invest in capital spending and new hiring caused investors concerns about a continued economic slowdown.
U.S. equities, as measured by the S&P 500® Index, gained only 1.14 percent for the period from October 1, 2010 to September 30, 2011, while international equities, represented by the MSCI EAFE® Index, lost 8.9 percent. In contrast, fixed income markets realized positive performance, and the Barclays Capital U.S. Aggregate Bond Index, a metric of taxable bond returns, rose 5.3 percent. At the same time, investor skittishness fueled demand for the relative safety of U.S. bonds, pushing the yield on the 10-year Treasury to fall below 2 percent in August 2011 for the first time ever.
While the market turbulence will eventually end, it is a good reminder of the importance of portfolio diversification. Diversification cannot guarantee a profit or prevent loss; however, owning a mix of asset classes can help cushion your portfolio against market volatility. Your adviser can help you ensure your portfolio is adequately diversified. You may also want to visit our website, www.virtus.com, to learn about the full range of Virtus mutual funds, including new investment strategies that may be used to diversify a core portfolio.
Thank you for investing with Virtus. Our experienced investment teams remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Mutual Funds
October 2011
Whenever you have questions about your account, or require additional information, please visit us on the Web at http://virtus.com or call our shareowner service group toll-free at 1-800-243-1574.
Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above.

1

VIRTUS REAL ESTATE SECURITIES FUND
Disclosure of Fund Expenses (Unaudited)
For the six-month period of April 1, 2011 to September 30, 2011
     We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Real Estate Securities Fund (the “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class I shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.
Actual Expenses
     The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
     The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return.The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investments and timing of any purchases or redemptions.

2

VIRTUS REAL ESTATE SECURITIES FUND
Disclosure of Fund Expenses (Unaudited) (Continued)
For the six-month period of April 1, 2011 to September 30, 2011
Expense Table

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	April 1, 2011	September 30, 2011	Ratio	Period*

Actual
Class A	$1,000.00	$882.50	1.43%	$6.75
Class B	1,000.00	879.20	2.18	10.27
Class C	1,000.00	879.20	2.18	10.27
Class I	1,000.00	883.60	1.18	5.57

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.81	1.43	7.26
Class B	1,000.00	1,014.00	2.18	11.07
Class C	1,000.00	1,014.00	2.18	11.07
Class I	1,000.00	1,019.08	1.18	5.99

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

Ticker Symbols:
VIRTUS REAL ESTATE SECURITIES FUND	Class A: PHRAX
Class B: PHRBX
Class C: PHRCX
Class I: PHRIX
■	Real Estate Securities Fund (the “Fund”) is non-diversified and has an investment objective of capital appreciation and income with approximately equal emphasis. There is no guarantee that the Fund will achieve its objective.

■	For the fiscal year ended September 30, 2011, the Fund’s Class A shares at NAV returned 0.82%, Class B shares returned 0.03%, Class C shares returned 0.08% and Class I shares returned 1.08%. For the same period, the S&P 500® Index, a broad-based equity index, returned 1.14%, and the FTSE NAREIT Equity REITs Index, the Fund’s style-specific index appropriate for comparison, returned 0.98%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
How did the market perform during the Fund’s fiscal year?
■	Through the first 10 months of the fiscal period, market performance was decidedly positive, with major equity and real estate market indices showing positive total returns. During this period, markets were able to digest slower than expected global economic growth due to unforeseen forces such as the earthquake and tsunami in Japan in March 2011 and other macro headwinds. However, the market environment during the last two months of the fiscal year became significantly more challenging as market sentiment turned nearly as negative as was experienced at the height of the 2008/2009 financial crisis. This turn in sentiment began during the contentious U.S. debt ceiling negotiations that took place in late July, grew post the U.S. sovereign debt downgrade by Standard & Poor’s in early August and reached alarming levels during September as the European sovereign debt crisis continued to rage on. In conjunction with this turn in market sentiment, consensus forecasts for second half 2011 and 2012 global economic growth were reset at lower levels, which also contributed to the negative market environment as these lower forecasts filtered into lower expectations for future corporate profits as well.
■	Interestingly, many real-time economic indicators, and conversations with global real estate executives during the third quarter of 2011, were not nearly as negative as the prevailing market sentiment. Company executives we met with during the quarter found it challenging to reconcile what was transpiring in the stock market with their on-the-ground business conditions. However, as the stock market serves as a mechanism for discounting future business conditions, it may only be a matter of time before business conditions fall in line with market sentiment or its recent pullback is proven to be an opportunity. Nonetheless, market sentiment can be fickle and thus will be highly data and event dependent over the balance of 2011. Should we experience a pick-up in global economic indicators or some path to resolving the European sovereign debt crisis, market sentiment will reverse accordingly.
What factors affected the Fund’s performance during its fiscal year?
■	For the period ended September 30, 2011, the Fund’s performance net of fees approximated its style-specific benchmark. Both allocation and security selection had positive contributions.

■	The most significant individual positive contributor to relative performance during the fiscal year was security selection within and allocation to regional malls as our higher quality focus performed better. Allocation and selection to self storage, also favoring higher quality, was our next most positive contributor. Security selection and allocation to office was the third most positive contributor followed by security selection within health care as an overweight holding was acquired. The most significant detractor from relative
For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 5.

4

VIRTUS REAL ESTATE SECURITIES FUND (Continued)
performance during the fiscal year was stock selection within apartments, partially offset by allocation, and security selection within specialty.

■	Going forward, we expect cash flow growth to play a more meaningful role in driving total returns as internal growth prospects (i.e., occupancy and rents) continue to accelerate against a backdrop of fairly limited new supply, and companies remain active with external growth initiatives. Share buybacks, on a leverage-neutral basis, seem attractive, versus acquisitions, for a number of companies. Dividend growth should be supported by the acceleration in cash flow growth, recapitalized balance sheets, and low historical dividend payout ratios. A favorable supply outlook will allow landlords to increase occupancy and achieve pricing power at a faster rate than they otherwise would in a recovery.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Concentrating investments in REITs involves certain risks such as refinancing, property value changes and management skill. Investing in the securities of small and mid-sized companies involves greater risks and price volatility than larger, more established companies. A non-diversified fund may be more susceptible to any single economic, political or regulatory event affecting an issuer than a diversified fund.
Asset Allocations
The following table presents asset allocations within certain sectors as a percentage of total investments at September 30, 2011.

Apartments	20%
Regional Malls	18
Office	12
Health Care	11
Self Storage	9
Shopping Centers	7
Lodging/Resorts	6
Other (includes short-term investments)	17

Total	100%

5

VIRTUS REAL ESTATE SECURITIES FUND (Continued)
KEY INVESTMENT TERMS
American Depositary Receipt (ADR)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Barclays Capital U.S. Aggregate Bond Index
The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.
Exchange-Traded Funds (ETF)
Portfolios of stocks or bonds that track a specific market index.
FTSE NAREIT Equity REITs Index
The FTSE NAREIT Equity REITs Index is a free-float market capitalization index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested.
MSCI EAFE® Index
The MSCI EAFE® (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that measures equity market performance of developed markets, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.
Quantitative Easing (QE2)
A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.
REIT (Real Estate Investment Trust)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

6

Average Annual Total Returns1 for periods ended 9/30/11

	1	5	10	Since	Inception
	Year	Years	Years	Inception	Date
Class A Shares at NAV[2]	0.82%	-2.37%	10.16%	—	—
Class A Shares at POP[3,4]	-4.98	-3.52	9.51	—	—
Class B Shares at NAV[2]	0.03	-3.11	9.33	—	—
Class B Shares with CDSC[4]	-3.96	-3.11	9.33	—	—
Class C Shares at NAV[2] and with CDSC[4]	0.08	-3.10	—	7.80%	7/25/03
Class I Shares at NAV	1.08	—	—	-4.11	12/29/06
S&P 500® Index	1.14	-1.18	2.82	—[5]	—[5]
FTSE NAREIT Equity REITs Index	0.98	-2.42	9.18	—[6]	—[6]
Fund Expense Ratios7: A Shares: 1.48%, B Shares: 2.23%, C Shares: 2.23%, I Shares: 1.23%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

[4]	CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for Class B shares decline from 5% to 0% over a five year period. CDSC charges for certain redemptions of Class A shares and all redemptions of Class C shares are 1% within the first year and 0% thereafter.

[5]	Index performance is 3.59% for Class C (since 7/25/03) and -2.58% for Class I (since 12/29/06).

[6]	Index performance is 7.76% for Class C (since 7/25/03) and -4.38% for Class I (since 12/29/06).

[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2011, and as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios.
Growth of $10,000 for periods ended 9/30
This chart assumes an initial investment of $10,000 made on September 30, 2001, for Class A and Class B shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

7

VIRTUS REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011
($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.8%

REAL ESTATE INVESTMENT TRUSTS—98.8%

DIVERSIFIED—6.3%
Digital Realty Trust, Inc.	260,569	$14,373
Vornado Realty Trust	638,967	47,680

Total Diversified		62,053

HEALTH CARE—10.9%
HCP, Inc.	825,471	28,941
Health Care REIT, Inc.	372,029	17,411
Ventas, Inc.	1,225,681	60,549

Total Health Care		106,901

INDUSTRIAL/OFFICE—19.3%
Industrial—4.5%
Prologis, Inc.	1,822,645	44,199

Mixed—2.3%

Duke Realty Corp.	2,071,391	21,749

Office—12.5%

Alexandria Real Estate Equities, Inc.	152,375	9,354
BioMed Realty Trust, Inc.	866,881	14,364
Boston Properties, Inc.	542,183	48,309
Kilroy Realty Corp.	954,737	29,883
SL Green Realty Corp.	356,291	20,719

		122,629

Total Industrial/Office		188,577

LODGING/RESORTS—6.3%
Host Hotels & Resorts, Inc.	3,121,652	34,151
LaSalle Hotel Properties	994,211	19,089
Starwood Hotels & Resorts Worldwide, Inc.	208,760	8,104

Total Lodging/Resorts		61,344

RESIDENTIAL—22.5%

Apartments—20.0%

Apartment Investment & Management Co. Class A	972,357	21,509
AvalonBay Communities, Inc.	335,656	38,282
BRE Properties, Inc.	336,703	14,256
Camden Property Trust	418,000	23,099
Campus Crest Communities, Inc.	190,366	2,071
Equity Residential	1,092,679	56,677
Essex Property Trust, Inc.	164,482	19,744
UDR, Inc.	927,205	20,528

		196,166

Manufactured Homes—2.5%
Equity Lifestyle Properties, Inc.	392,964	24,639

Total Residential		220,805

RETAIL—24.7%

Regional Malls—17.9%
General Growth Properties, Inc.	1,390,975	16,831
Macerich Co. (The)	347,675	14,822
Simon Property Group, Inc.	1,070,406	117,723
Taubman Centers, Inc.	507,680	25,541

		174,917

Shopping Centers—6.8%
DDR Corp.	1,260,917	13,744
Kimco Realty Corp.	1,449,875	21,792
Regency Centers Corp.	421,040	14,875
Weingarten Realty Investors	781,100	16,536

		66,947

Total Retail		241,864

See Notes to Financial Statements

8

VIRTUS REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands)

	SHARES	VALUE
SELF STORAGE—8.8%
Extra Space Storage, Inc.	1,536,702	$28,628
Public Storage	516,091	57,466

Total Self Storage		86,094

TOTAL COMMON STOCKS
(Identified Cost $726,656)		967,638

TOTAL LONG-TERM INVESTMENTS—98.8%
(Identified Cost $726,656)		967,638

SHORT-TERM INVESTMENTS—1.3%
Money Market Mutual Funds—1.3%
BlackRock Liquidity Funds TempFund Portfolio — Institutional Shares (seven-day effective yield 0.090%)	13,028,187	13,028

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $13,028)		13,028

TOTAL INVESTMENTS—100.1%
(Identified Cost $739,684)		980,666	(1)

Other assets and liabilities, net—(0.1)%		(1,220)

NET ASSETS—100.0%		$979,446

Abbreviation:
REIT Real Estate Investment Trust
The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at	Level 1 —
	September 30, 2011	Quoted Prices
Investment in Securities:
Common Stocks:
Real Estate Investment Trusts	$967,638	$967,638
Short-Term Investments	13,028	13,028

Total Investments	$980,666	$980,666

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.
FOOTNOTE LEGEND

(1)	Federal Income Tax Information: For tax information at September 30, 2011, see Note 8, Federal Income Tax Information in the Notes to Financial Statements.
See Notes to Financial Statements

9

VIRTUS REAL ESTATE SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2011
(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)	$980,666
Receivables
Fund shares sold	1,281
Dividends and interest receivable	2,400
Prepaid expenses	82

Total assets	984,429

Liabilities
Cash overdraft	28
Payables
Fund shares repurchased	1,062
Investment securities purchased	2,077
Investment advisory fee	651
Distribution and service fees	183
Administration fee	118
Transfer agent fees and expenses	746
Trustees’ fee and expenses	7
Professional fee	29
Other accrued expenses	82

Total liabilities	4,983

Net Assets	$979,446

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$838,954
Accumulated undistributed net realized gain (loss)	(100,490)
Net unrealized appreciation (depreciation) on investments	240,982

Net Assets	$979,446

Class A
Net asset value (net assets/shares outstanding) per share	$26.05
Maximum offering price per share NAV/(1—5.75%)	$27.64
Shares of beneficial interest outstanding, no par value, unlimited authorization	23,225,715
Net Assets	$605,073
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$25.71
Shares of beneficial interest outstanding, no par value, unlimited authorization	368,047
Net Assets	$9,461
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$26.02
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,723,835
Net Assets	$44,853
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$26.03
Shares of beneficial interest outstanding, no par value, unlimited authorization	12,295,207
Net Assets	$320,059

(1) Investment in securities at cost	$739,684
See Notes to Financial Statements

10

VIRTUS REAL ESTATE SECURITIES FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2011
($ reported in thousands)

Investment Income
Dividends	$19,795

Total investment income	19,795

Expenses
Investment advisory fees	7,968
Service fees, Class A	1,626
Distribution and service fees, Class B	142
Distribution and service fees, Class C	506
Administration fees	1,468
Transfer agent fee and expenses	2,943
Custodian fees	23
Printing fees and expenses	151
Professional fees	34
Registration fees	129
Trustees’ fee and expenses	75
Miscellaneous expenses	91

Total expenses	15,156

Net investment income (loss)	4,639

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	86,780
Net change in unrealized appreciation (depreciation) on investments	(86,995)

Net gain (loss) on investments	(215)

Net increase (decrease) in net assets resulting from operations	$4,424

See Notes to Financial Statements

11

VIRTUS REAL ESTATE SECURITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
(Reported in thousands)

	Year Ended	Year Ended
	September 30, 2011	September 30, 2010
INCREASE/DECREASE IN NET ASSETS
From Operations
Net investment income (loss)	$4,639	$12,507
Net realized gain (loss)	86,780	39,494
Net change in unrealized appreciation (depreciation)	(86,995)	185,836

Increase (decrease) in net assets resulting from operations	4,424	237,837

From Distributions to Shareholders
Net investment income, Class A	(6,346)	(7,668)
Net investment income, Class B	(36)	(121)
Net investment income, Class C	(116)	(311)
Net investment income, Class I	(4,332)	(4,625)

Decrease in net assets from distributions to shareholders	(10,830)	(12,725)

From Share Transactions
Sale of shares
Class A (9,066 and 8,024 shares, respectively)	262,684	189,394
Class B (3 and 5 shares, respectively)	73	112
Class C (337 and 261 shares, respectively)	9,724	6,044
Class I (3,803 and 5,484 shares, respectively)	110,554	117,414

Reinvestment of distributions
Class A (203 and 283 shares, respectively)	5,688	6,776
Class B (1 and 4 shares, respectively)	29	99
Class C (3 and 11 shares, respectively)	92	252
Class I (134 and 171 shares, respectively)	3,757	4,098

Shares repurchased
Class A (8,140 and 13,553 shares, respectively)	(234,816)	(305,363)
Class B (280 and 249 shares, respectively)	(8,006)	(5,597)
Class C (409 and 550 shares, respectively)	(11,766)	(12,723)
Class I (3,402 and 4,122 shares, respectively)	(98,978)	(97,259)

Increase (decrease) in net assets from share transactions	39,035	(96,753)

Net increase (decrease) in net assets	32,629	128,359

Net Assets
Beginning of year	946,817	818,458

End of year	$979,446	$946,817

Accumulated undistributed net investment income (loss) at end of year	$—	$23
See Notes to Financial Statements

12

VIRTUS REAL ESTATE SECURITIES FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

	Net Asset	Net	Net		Dividends								Ratio of		Ratio of Gross Expenses		Ratio of Net
	Value,	Investment	Realized and	Total from	from Net	Distributions		Change in	Net Asset			Net Assets,	Net Expenses		to Average Net Assets		Investment Income		Portfolio
	Beginning	Income	Unrealized	Investment	Investment	from Net	Total	Net Asset	Value, End	Total		End of Period	to Average Net		(before waivers and		(Loss) to Average		Turnover
	of Period	(Loss)(2)	Gain (Loss)	Operations	Income	Realized Gains	Distributions	Value	of Period	Return(1)		(000’s)	Assets(7)		reimbursements)(7)		Net Assets		Rate
Class A
10/1/10 to 9/30/11	$26.10	0.11	0.12	0.23	(0.28)	—	(0.28)	(0.05)	$26.05	0.82%		$605,073	1.46%		1.46%		0.39%		36%
10/1/09 to 9/30/10	20.21	0.32	5.90	6.22	(0.33)	—	(0.33)	5.89	26.10	30.93		576,760	1.48		1.48		1.39		35
10/1/08 to 9/30/09	29.19	0.47	(8.99)	(8.52)	(0.46)	—	(0.46)	(8.98)	20.21	(28.61)		552,518	1.59		1.59		2.88		48
10/1/07 to 9/30/08	34.10	0.45	(3.88)	(3.43)	(0.47)	(1.01)	(1.48)	(4.91)	29.19	(9.94)		862,062	1.37	(5)	1.45		1.51		32
12/1/06 to 9/30/07	38.18	0.32	(2.59)	(2.27)	(0.32)	(1.49)	(1.81)	(4.08)	34.10	(6.14	)(4)	1,136,923	1.32	(3)	1.39	(3)	1.06	(3)	25	(4)
12/1/05 to 11/30/06	28.15	0.30	10.73	11.03	(0.37)	(0.63)	(1.00)	10.03	38.18	40.37		1,289,007	1.30		1.30		0.94		24
Class B
10/1/10 to 9/30/11	$25.76	(0.01)	0.03	0.02	(0.07)	—	(0.07)	(0.05)	$25.71	0.03%		$9,461	2.21%		2.21%		(0.05)%		36%
10/1/09 to 9/30/10	19.95	0.16	5.81	5.97	(0.16)	—	(0.16)	5.81	25.76	30.01		16,595	2.23		2.23		0.70		35
10/1/08 to 9/30/09	28.85	0.35	(8.91)	(8.56)	(0.34)	—	(0.34)	(8.90)	19.95	(29.20)		17,648	2.34		2.34		2.16		48
10/1/07 to 9/30/08	33.72	0.22	(3.83)	(3.61)	(0.25)	(1.01)	(1.26)	(4.87)	28.85	(10.65)		35,376	2.12	(5)	2.20		0.76		32
12/1/06 to 9/30/07	37.74	0.10	(2.56)	(2.46)	(0.07)	(1.49)	(1.56)	(4.02)	33.72	(6.72	)(4)	49,964	2.07	(3)	2.13	(3)	0.32	(3)	25	(4)
12/1/05 to 11/30/06	27.86	0.07	10.59	10.66	(0.15)	(0.63)	(0.78)	9.88	37.74	39.29		71,240	2.05		2.05		0.24		24
Class C
10/1/10 to 9/30/11	$26.06	(0.09)	0.12	0.03	(0.07)	—	(0.07)	(0.04)	$26.02	0.08%		$44,853	2.21%		2.21%		(0.30)%		36%
10/1/09 to 9/30/10	20.19	0.15	5.88	6.03	(0.16)	—	(0.16)	5.87	26.06	29.95		46,722	2.23		2.23		0.65		35
10/1/08 to 9/30/09	29.17	0.35	(8.99)	(8.64)	(0.34)	—	(0.34)	(8.98)	20.19	(29.17)		41,818	2.34		2.34		2.12		48
10/1/07 to 9/30/08	34.07	0.23	(3.88)	(3.65)	(0.24)	(1.01)	(1.25)	(4.90)	29.17	(10.63)		71,278	2.12	(5)	2.20		0.76		32
12/1/06 to 9/30/07	38.11	0.10	(2.59)	(2.49)	(0.06)	(1.49)	(1.55)	(4.04)	34.07	(6.71	)(4)	100,321	2.07	(3)	2.14	(3)	0.32	(3)	25	(4)
12/1/05 to 11/30/06	28.12	0.06	10.71	10.77	(0.15)	(0.63)	(0.78)	9.99	38.11	39.32		112,794	2.05		2.05		0.19		24
See Notes to Financial Statements

13

VIRTUS REAL ESTATE SECURITIES FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

	Net Asset	Net	Net		Dividends								Ratio of		Ratio of Gross Expenses		Ratio of Net
	Value,	Investment	Realized and	Total from	from Net	Distributions		Change in	Net Asset			Net Assets,	Net Expenses		to Average Net Assets		Investment Income		Portfolio
	Beginning	Income	Unrealized	Investment	Investment	from Net	Total	Net Asset	Value, End	Total		End of Period	to Average Net		(before waivers and		(Loss) to Average		Turnover
	of Period	(Loss)(2)	Gain (Loss)	Operations	Income	Realized Gains	Distributions	Value	of Period	Return(1)		(000’s)	Assets(7)		reimbursements)(7)		Net Assets		Rate
Class I
10/1/10 to 9/30/11	$26.08	0.19	0.12	0.31	(0.36)	—	(0.36)	(0.05)	$26.03	1.08%		$320,059	1.21%		1.21%		0.65%		36%
10/1/09 to 9/30/10	20.19	0.38	5.90	6.28	(0.39)	—	(0.39)	5.89	26.08	31.27		306,740	1.23		1.23		1.63		35
10/1/08 to 9/30/09	29.17	0.49	(8.97)	(8.48)	(0.50)	—	(0.50)	(8.98)	20.19	(28.45)		206,474	1.32		1.32		3.00		48
10/1/07 to 9/30/08	34.08	0.62	(3.98)	(3.36)	(0.54)	(1.01)	(1.55)	(4.91)	29.17	(9.71)		106,159	1.12	(5)	1.20		2.11		32
12/29/06(6) to 9/30/07	35.99	0.28	(1.87)	(1.59)	(0.31)	(0.01)	(0.32)	(1.91)	34.08	(4.44	)(4)	32,887	1.11	(3)	1.23	(3)	1.09	(3)	25	(4)

(1)	Sales charges, where applicable, are not reflected in the total return calculation.

(2)	Computed using average shares outstanding.

(3)	Annualized.

(4)	Not annualized.

(5)	Blended net expense ratio.

(6)	Inception date.

(7)	The Fund may invest in other funds, and the annualized expense ratios do not reflect fees and expenses associated with the underlying funds.
See Notes to Financial Statements

14

VIRTUS REAL ESTATE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2011
1.	Organization
Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.
As of the date of this report, 22 funds are offered for sale, of which the Real Estate Securities Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund Summary page.
The Fund offers Class A shares, Class C shares and Class I shares for sale. Class B shares are no longer available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions (for information regarding Qualifying Transactions, refer to the Trust’s prospectus).
Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within 18 months following purchases on which a finder’s fee has been paid. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
Class B shares were sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held.
Class C shares are generally sold with a 1% CDSC, if applicable, if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.
Effective January 1, 2011, Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plan and has exclusive voting rights with respect to this plan. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.
2.	Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security valuation:

Security Valuation procedures for the Fund have been approved by the Board. All internally fair valued securities, referred to below, are approved by a valuation committee approved under the direction of the Board.

15

VIRTUS REAL ESTATE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.
•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these foreign markets. In such cases the Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

Short-term Notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Fund’s major categories of assets and liabilities which primarily include investments of the Fund by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs

16

VIRTUS REAL ESTATE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security transactions and related income:

Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

Dividend income is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income taxes:

The Fund is treated as a separate taxable entity. It is the intent of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions which would require recognition in the financial statements. As of September 30, 2011, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2007 forward (with limited exceptions).

D.	Distributions to shareholders:

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses:

Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately used.

17

VIRTUS REAL ESTATE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
3.	Investment Advisory Fee and Related Party Transactions ($ reported in thousands except as noted)
A.	Adviser:

Virtus Investment Advisers, Inc. (“VIA,” the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Fund.

For managing, or directing the management of, the investments of the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund: 0.75% of 1st $1 billion; 0.70% $1+ billion through $2 billion and 0.65% $2+ billion.

The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

B.	Subadviser:

A subadviser manages the investments of the Fund for which it is paid a fee by the Adviser. Duff & Phelps Investment Management Co. (“Duff & Phelps”) serves as the Fund’s subadviser. Duff & Phelps is an indirect, wholly-owned subsidiary of Virtus.

C.	Expense Recapture:

The Adviser may recapture operating expenses waived or reimbursed under arrangements previously in effect, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations at the time the fees were waived.

D.	Distributor:

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, as the distributor of the Fund’s shares, has advised the Fund that for the fiscal year (the “period”) ended September 30, 2011, it retained Class A net commissions of $61; Class B deferred sales charges of $14; and Class C deferred sales charges of $6.

In addition, the Fund pays VP Distributors distribution and/or service fees under Board-approved 12b-1 and shareholder service plans, at the annual rate of 0.25% for Class A shares, 1.00% for Class B shares, and 1.00% for Class C shares applied to the average daily net assets of each respective class. Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

E.	Administration and Transfer Agent Services:

VP Distributors serves as the Administrator to the Fund. For the period ended September 30, 2011, VP Distributors received administration fees totaling $1,065 which are included in the Statement of Operations. A portion of these fees is paid to outside entities that also provide services to the Fund.

18

VIRTUS REAL ESTATE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
VP Distributors also serves as the Fund’s transfer agent. For the period ended September 30, 2011, VP Distributors received transfer agent fees totaling $2,663 which are included in the Statement of Operations. A portion of these fees is paid to outside entities that also provide services to the Fund.
F.	Affiliated Shareholders:
At September 30, 2011, Virtus, its affiliates, Bank of Montreal (a minority investor in Virtus) and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated the following:

	Aggregate	Net Asset
	Shares	Value
Class I shares	907,132	$23,613
4.	Purchases and Sales of Securities ($ reported in thousands)
Purchases and sales of investment securities for the Fund (excluding U.S. Government securities or agency securities and short-term securities) during the period ended September 30, 2011, were as follows:

Long-Term
Purchases	Sales
$424,533	$375,784
There were no purchases or sales of long-term U.S. Government or agency securities.
5.	10% Shareholders
As of September 30, 2011, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which in each case individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below. The shareholders are not affiliated with Virtus.

	% of	Number
	Shares	of
	Outstanding	Accounts
Class A	10%	1
Class I	13	1
6.	Credit Risk and Asset Concentrations
The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
7.	Indemnifications
Under the Fund’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

19

VIRTUS REAL ESTATE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
8.	Federal Income Tax Information ($ reported in thousands)
At September 30, 2011, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

			Net Unrealized
Federal	Unrealized	Unrealized	Appreciation
Tax Cost	Appreciation	(Depreciation)	(Depreciation)
$779,482	$224,592	$(23,408)	$201,184
The Fund has capital loss carryovers which may be used to offset future capital gains as follows:

2018	Total
$60,693	$60,693
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

The Fund utilized $81,185 in losses deferred in prior years against current year capital gains.

Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2011, the Fund deferred capital loss of $0 and recognized post-October capital losses of $0.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed above) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.

20

VIRTUS REAL ESTATE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
9.	Reclassification of Capital Accounts
($ reported in thousands)
For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of September 30, 2011, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid
in shares of	Undistributed	Accumulated
Beneficial	Net Investment	Net Realized
Interest	Income (Loss)	Gain (Loss)
$(6,191)	$6,168	$23
10.	Recent Accounting Pronouncement
In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.
In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. ASU No. 2010-06 will be implemented effective with the start of the next reporting period.
11.	Subsequent Event Evaluations
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that the following subsequent event requires recognition or disclosure in the financial statements.
Effective November 7, 2011, securities lending was suspended on all Virtus Funds.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
To the Board of Trustees of
Virtus Opportunities Trust and
Shareholders of Virtus Real Estate
Securities Fund:
     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Real Estate Securities Fund (the “Fund”), a series of Virtus Opportunities Trust, at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Philadelphia, Pennsylvania
November 22, 2011

22

VIRTUS REAL ESTATE SECURITIES FUND
TAX INFORMATION NOTICE
SEPTEMBER 30, 2011 (Unaudited)
For the fiscal year ended September 30, 2011, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, or if subsequently different, as long-term capital gains dividends (“LTCG”) ($ reported in thousands).

QDI	DRD	LTCG
0%	0%	$0

23

FUND MANAGEMENT TABLES (Unaudited)
     Information pertaining to the Trustees and officers of the Trust as of September 30, 2011, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.
Independent Trustees

Name,Year of Birth,	Principal Occupation(s)
Year Elected and	During Past 5 Years and
Number of Funds Overseen	Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 Served since 1996 45 Funds	Chairman, Bloc Global Services Group, LLC (construction and redevelopment company) (2010 to present). Managing Director, Almanac Capital Management (commodities business) (2007 to 2008). Partner, Stonington Partners, Inc. (private equity fund) (2001 to 2007). Director/Trustee, Wells Fargo Advantage Funds (f/k/a Evergreen Funds) (152 portfolios) (1989 to present). Director, Diversapak (soft packaging company) (2002 to present). Director, Obaji Medical Products (skin care company) (2003 to 2007).

Philip R. McLoughlin Chairman YOB: 1946 Served since 1996 58 Funds	Managing Director, SeaCap Asset Management Fund I, L.P. (2009 to present) and SeaCap Partners, LLC (investment management) (2009 to 2010). Partner, Cross Pond Partners, LLC (strategy consulting firm) (2006 to present). Chairman (2010 to present) and Director (1991 to present), World Trust Fund. Chairman and Trustee, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios) (2003 to present). Director, DTF Tax-Free Income Fund, Inc. and Duff & Phelps Utility and Corporate Bond Trust, Inc. (1996 to present); DNP Select Income Fund Inc. (2009 to present); and Duff & Phelps Global Utility Income Fund Inc. (2011 to present). Director, Argo Group International Holdings, Inc. and its predecessor, PXRE Corporation (insurance) (1986 to 2009).

Geraldine M. McNamara YOB: 1951 Served since 2001 49 Funds	Retired. Managing Director, U.S. Trust Company of New York (private bank) (1982 to 2006). Director, DTF Tax-Free Income Fund, Inc. and Duff & Phelps Utility and Corporate Bond Trust, Inc. (2003 to present); DNP Select Income Fund Inc. (2009 to present); and Duff & Phelps Global Utility Income Fund Inc. (2011 to present).

James M. Oates YOB: 1946 Served since 1996 45 Funds	Managing Director, Wydown Group (consulting firm) (1994 to present). Chairman and Trustee, John Hancock Trust (115 portfolios) and John Hancock Funds II (87 portfolios) (2005 to present). Director, Stifel Financial (1996 to present). Chairman, Connecticut River Bank (1999 to present). Director, Connecticut River Bancorp (1998 to present). Chairman, Emerson Investment Management, Inc. (2000 to present). Director, Trust Company of New Hampshire (2002 to present). Director, Beaumont Financial Partners, LLC (2000 to present). President of the Board (1999 to present) and Director (1985 to present), Middlesex School. Founder, Chairman (1997 to 2006) and Non-Executive Chairman (2007 to present), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services). Director, Investors Bank and Trust Co. and Investors Financial Services Corporation (1995 to 2007). Trustee, John Hancock Funds III (2005 to 2006).

Richard E. Segerson YOB: 1946 Served since 1996 45 Funds	Managing Director, Northway Management Company (1998 to present).

Ferdinand L.J. Verdonck YOB: 1942 Served since 2006 45 Funds	Trustee, The J.P. Morgan Fleming Continental European Investment Trust (1998 to present). Director, Galapagos N.V. (biotechnology) (2005 to present). Mr. Verdonck is also a director of several non-U.S. companies.

24

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
     The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

Name,Year of Birth,	Principal Occupation(s)
Year Elected and	During Past 5 Years and
Number of Funds Overseen	Other Directorships Held by Trustee
George R. Aylward(1) President YOB: 1964 Served since 2006 47 Funds	Director, President and Chief Executive Officer (2008 to present), Director and President (2006 to 2008), Chief Operating Officer (2004 to 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Various senior officer positions with Virtus affiliates (2008 to present). Senior Executive Vice President and President, Asset Management (2007 to 2008), Senior Vice President and Chief Operating Officer, Asset Management (2004 to 2007), The Phoenix Companies, Inc. Various senior officer positions with Phoenix affiliates (2005 to 2008). President (2006 to present), Executive Vice President (2004 to 2006), the Virtus Mutual Funds Family. President, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios) (since 2010). Chairman, President and Chief Executive Officer, The Zweig Fund, Inc. and Zweig Total Return Fund, Inc. (2006 to present).

(1)	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.

25

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Officers of the Trust Who Are Not Trustees

Position(s) Held with
Name, Address and	Trust and Length of	Principal Occupation(s)
Year of Birth	Time Served	During Past 5 Years
Francis G. Waltman YOB: 1962	Senior Vice President since 2008.	Executive Vice President, Head of Product Management (2009 to present), Senior Vice President, Asset Management Product Development (2008 to 2009), Senior Vice President, Asset Management Product Development (2005 to 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Senior Vice President, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios) (since 2010). Director (2008 to 2009), Director and President (2006 to 2007), VP Distributors, Inc. (f/k/a Phoenix Equity Planning Corporation). Director and Senior Vice President, Virtus Investment Advisers, Inc. (2008 to present).

Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2010.	Vice President, Virtus Investment Partners, Inc. (2008 to present); Chief Compliance Officer, Virtus Investment Partners, Inc. (2008 to 2011); Chief Compliance Officer, Virtus Variable Insurance Trust (9 portfolios) (since 2011); Vice President and Counsel, The Phoenix Cos., Inc. (2003 to 2008).

W. Patrick Bradley YOB: 1972	Chief Financial Officer and Treasurer since 2005; Vice President since 2011	Senior Vice President, Fund Administration (2009 to present), Vice President, Fund Administration (2007 to 2009), Second Vice President, Fund Control & Tax (2004 to 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Chief Financial Officer and Treasurer (2006 to present), Vice President and Principal Accounting Officer (2006 to 2010), Assistant Treasurer (2004 to 2006), Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios). Chief Financial Officer and Treasurer (2005 to present), Assistant Treasurer (2004 to 2006), certain funds within the Virtus Mutual Funds Family.

Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (2009 to present), Counsel and Secretary (2008 to present) and Vice President (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Vice President, Chief Legal Officer, Counsel and Secretary, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios) (since 2010). Vice President and Counsel, Phoenix Life Insurance Company (2005 to 2008). Compliance Officer of Investments and Counsel, Travelers Life and Annuity Company (January 2005 to May 2005). Assistant General Counsel and certain other positions, The Hartford Financial Services Group (1995 to 2005).

26

VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301-9668

Trustees	Investment Adviser
George R. Aylward	Virtus Investment Advisers, Inc.
Leroy Keith, Jr.	100 Pearl Street
Philip R. McLoughlin, Chairman	Hartford, CT 06103-4506
Geraldine M. McNamara
James M. Oates	Principal Underwriter
Richard E. Segerson	VP Distributors, LLC
Ferdinand L.J. Verdonck	100 Pearl Street
Hartford, CT 06103-4506
Officers
George R. Aylward, President	Transfer Agent
Francis G. Waltman, Senior Vice President	VP Distributors, LLC
Nancy J. Engberg, Vice President and	100 Pearl Street
Chief Compliance Officer	Hartford, CT 06103-4506
W. Patrick Bradley, Vice President,
Chief Financial Officer and Treasurer	Custodian
Kevin J. Carr, Vice President, Chief Legal	The Bank of New York Mellon
Officer, Counsel and Secretary	One Wall Street
New York, NY 10005-2588

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLC
2001 Market Street
Philadelphia, PA 19103-7042

How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Telephone Orders	1-800-367-5877
Text Telephone	1-800-243-1926
Web site	http://Virtus.com
Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

THIS PAGE INTENTIONALLY BLANK.

For more information about
Virtus mutual funds, please call
your financial representative,
contact us at 1-800-243-1574
or Virtus.com

8023	11-11

Virtus Allocator Premium AlphaSectorSM Fund*
Virtus AlphaSectorSM Rotation Fund*
Virtus Global Premium AlphaSectorSM Fund*
Virtus Premium AlphaSectorSM Fund*
Virtus Alternatives Diversifier Fund

*	Prospectus Supplements applicable to these Funds appear at the back of this annual report

Message to Shareholders	1
Disclosure of Fund Expenses	2
Key Investment Terms	5

		Schedule
	Fund	of
Fund	Summary	Investments
Virtus Allocator Premium AlphaSectorSM Fund (“Allocator Premium AlphaSectorSM Fund”)	7	22
Virtus AlphaSectorSM Rotation Fund (“AlphaSectorSM Rotation Fund”)	10	23
Virtus Global Premium AlphaSectorSM Fund (“Global Premium AlphaSectorSM Fund”)	13	24
Virtus Premium AlphaSectorSM Fund (“Premium AlphaSectorSM Fund”)	16	25
Virtus Alternatives Diversifier Fund (“Alternatives Diversifier Fund”)	19	26

Statement of Assets and Liabilities	28
Statement of Operations	30
Statement of Changes in Net Assets	32
Financial Highlights	36
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	55
Tax Information Notice	56
Consideration of Subadvisory Agreements by the Board of Trustees	57
Fund Management Tables	61

Proxy Voting Procedures and Voting Record (Form N-PX)
The adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trustees of the Trust (“Trustees,” the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.
Form N-Q Information
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.
This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
Dear Fellow Shareholders of Virtus Mutual Funds:
It was the tale of two vastly different financial markets for the year ended September 30, 2011. The financial markets were relatively strong in the fourth quarter of 2010, supported by the Federal Reserve’s “QE2” bond purchase program, which gave investors the confidence to invest in equities and other riskier assets. Shortly before QE2 ended in June 2011, however, a stream of negative economic data, along with the mounting debt troubles of Europe and the U.S., undermined most of the year’s earlier gains, and the markets retreated.
Investors faced these economic factors during the past year:
•	U.S. gross domestic product (“GDP”), a key measure of economic growth, shrank to an annual rate of 1.3 percent, far below its historical average of 3.28 percent;

•	U.S. manufacturing activity, which had been expanding since the recession ended in June 2009, weakened;

•	The nation’s unemployment rate remained above 9 percent, hitting a high of 9.2 percent in July;

•	A sovereign debt crisis engulfed several European nations;

•	Many U.S. corporations reported positive earnings throughout the period, but their general reluctance to invest in capital spending and new hiring caused investors concerns about a continued economic slowdown.
U.S. equities, as measured by the S&P 500® Index, gained only 1.14 percent for the period from October 1, 2010 to September 30, 2011, while international equities, represented by the MSCI EAFE® Index, lost 8.9 percent. In contrast, fixed income markets realized positive performance, and the Barclays Capital U.S. Aggregate Bond Index, a metric of taxable bond returns, rose 5.3 percent. At the same time, investor skittishness fueled demand for the relative safety of U.S. bonds, pushing the yield on the 10-year Treasury to fall below 2 percent in August 2011 for the first time ever.
While the market turbulence will eventually end, it is a good reminder of the importance of portfolio diversification. Diversification cannot guarantee a profit or prevent loss; however, owning a mix of asset classes can help cushion your portfolio against market volatility. Your adviser can help you ensure your portfolio is adequately diversified. You may also want to visit our website, www.virtus.com, to learn about the full range of Virtus mutual funds, including new investment strategies that may be used to diversify a core portfolio.
Thank you for investing with Virtus. Our experienced investment teams remain committed to your long-term financial success.
Sincerely,

George R. Aylward
President, Virtus Mutual Funds
October 2011
Whenever you have questions about your account, or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.
Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above.

1

VIRTUS OPPORTUNITIES TRUST
Disclosure of Fund Expenses
For the six-month period of April 1, 2011 to September 30, 2011 (Unaudited)
     We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees; distribution and service fees; and other expenses. Class I shares are sold without sales charges. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.
Actual Expenses
     The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
     The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

2

VIRTUS OPPORTUNITIES TRUST
Disclosure of Fund Expenses (Continued)
For the six-month period of April 1, 2011 to September 30, 2011 (Unaudited)
Expense Table

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	April 1, 2011	September 30, 2011	Ratio	Period*

Allocator Premium AlphaSectorSM Fund
Actual
Class A	$1,000.00	$939.00	1.75%	$8.51
Class C	1,000.00	936.00	2.50	12.13
Class I	1,000.00	940.90	1.50	7.30

Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.19	1.75	8.88
Class C	1,000.00	1,012.38	2.50	12.69
Class I	1,000.00	1,017.46	1.50	7.61

AlphaSectorSM Rotation Fund
Actual
Class A	$1,000.00	$915.70	1.02%	$4.90
Class C	1,000.00	913.10	1.73	8.30
Class I	1,000.00	917.60	0.77	3.70

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.89	1.02	5.18
Class C	1,000.00	1,016.29	1.73	8.78
Class I	1,000.00	1,021.16	0.77	3.91

Global Premium AlphaSectorSM Fund
Actual
Class A	$1,000.00	$898.90	1.75%	$8.33
Class C	1,000.00	894.40	2.50	11.87
Class I	1,000.00	898.30	1.50	7.14

Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.18	1.75	8.88
Class C	1,000.00	1,012.38	2.50	12.69
Class I	1,000.00	1,017.45	1.50	7.61

3

VIRTUS OPPORTUNITIES TRUST
Disclosure of Fund Expenses (Continued)
For the six-month period of April 1, 2011 to September 30, 2011 (Unaudited)
Expense Table

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	April 1, 2011	September 30, 2011	Ratio	Period*

Premium AlphaSectorSM Fund
Actual
Class A	$1,000.00	$909.70	1.67%	$7.99
Class C	1,000.00	906.70	2.38	11.39
Class I	1,000.00	911.20	1.42	6.80

Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.59	1.67	8.48
Class C	1,000.00	1,012.99	2.38	12.08
Class I	1,000.00	1,017.86	1.42	7.21

Alternatives Diversifier Fund
Actual
Class A	$1,000.00	$876.00	0.45%	$2.12
Class C	1,000.00	872.90	1.20	5.63
Class I	1,000.00	877.00	0.20	0.94

Hypothetical (5% return before expenses)
Class A	1,000.00	1,022.79	0.45	2.28
Class C	1,000.00	1,018.98	1.20	6.09
Class I	1,000.00	1,024.05	0.20	1.02

*	Expenses are equal to the relevant Funds’ annualized expense ratio, which includes waived fees, reimbursed expenses, dividends and interest on short sales, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 days to reflect the one-half year period.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

4

KEY INVESTMENT TERMS
American Depositary Receipt (ADR)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
AlphaSectorSM Rotation Fund Composite Index
The composite index allocation is 100% S&P 500® Index. Prior to September 29, 2009, the composite index consisted of 80% S&P 500® Index and 20% Barclays Capital U.S. Aggregate Bond Index.
AlphaSectorSM Rotation Index (“ASRX”)
A public index published by NASDAQ, through investment in exchange-traded funds (ETFs). ASRX is an active index that may invest in the nine Select Sector SPDR® ETFs, representing the primary sectors of the S&P 500® Index, plus an ETF representing short-term U.S. Treasuries.
The primary sectors of the S&P 500® Index represented by the Select Sector SPDR® ETFs are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. The Index has the flexibility to be invested in any combination of the nine sector ETFs, a combination of sector ETFs and short-term U.S. Treasuries, or 100% in short-term U.S. Treasuries.
Barclays Capital U.S. Aggregate Bond Index
The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.
Dow Jones Global Moderate PortfolioSM Index
The Dow Jones Global Moderate Portfolio Index is a benchmark that takes 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 60% of the risk of the Dow Jones Aggressive Portfolio Index. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment.
Exchange-Traded Funds (ETF)
Portfolios of stocks or bonds that track a specific market index.
Fund of funds
A mutual fund that invests in the shares of other open-end mutual funds according to an established asset allocation model, resulting in a diversified portfolio of asset classes and investment strategies appropriate for pursuit of the overall investment objective.
iShares
Represents shares of an open-end Exchange-Traded Fund.
MSCI EAFE® Index
The MSCI EAFE ® (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that measures equity market performance of developed markets, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

5

KEY INVESTMENT TERMS (continued)
MSCI WorldSM Index (Net)
A free float-adjusted market capitalization index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested.
Premium AlphaSectorSM Index (“ASRP”)
ASRP is composed of the nine Select Sector SPDR exchange traded funds (“ETFs”) which represent the primary sectors of the S&P 500® Index plus an ETF representing short-term U.S. Treasuries.
Quantitative Easing (QE2)
A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

6

ALLOCATOR PREMIUM ALPHASECTORSM FUND	Ticker Symbols:
Class A: VAAAV
Class C: VAACX
Class I: VAISX
▪	Allocator Premium AlphaSectorSM Fund (the “Fund”) is diversified and has an investment objective of capital appreciation. In pursuing this objective, the Fund maintains an emphasis on preservation of capital. There is no guarantee that the Fund will achieve its objective.

▪	For the fiscal period March 15, 2011 (inception date) through September 30, 2011, the Fund’s Class A shares at NAV returned -3.10%*, Class C shares returned -3.40%*, and Class I shares returned -2.90%*. For the same period, the S&P 500® Index, a broad-based equity index, returned -10.78%*. Dow Jones Global Moderate Portfolio IndexSM, the Fund’s style-specific index appropriate for comparison, returned -5.39%*.

*	Returns less than 1 year are not annualized.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
How did the market perform during the Fund’s fiscal period?
▪	U.S. and international equity markets experienced a high degree of volatility over the Fund’s partial fiscal year.

▪	After initially rallying from the Fund’s inception to the beginning of April, domestic and international equity markets fluctuated in the second calendar quarter of 2011, but sold off dramatically in the third calendar quarter. International equity markets entered bear market territory in the third quarter.

▪	Fixed income markets witnessed a flight to quality in both the second and third calendar quarters of 2011, as investors sought to move away from risky assets.
What factors affected the Fund’s performance during its fiscal period?
▪	For the second calendar quarter of 2011, the Fund tracked the performance of the Dow Jones Global Moderate Portfolio IndexSM fairly closely, as the Fund was invested in all US and International Equity sectors, and also maintained a bullish position in the Fixed Income and Alternatives sleeves of the Fund.

▪	With the significant decline in the US and International Equity markets in the third calendar quarter of 2011, the Fund moved to “de-risk” aggressively. In the U.S. Equity portion of the Fund, this resulted in the elimination of most of the sectors and the establishment of a cash position. In the International Equity sleeve of the Fund, a cash position was established as well in the third calendar quarter, and exposure to international and emerging market equities was reduced by almost 90%.

▪	Within the Fixed Income sleeve of the Fund, a shift was made out of the High-Yield Bond ETF and into the Investment Grade Corporates ETF.

▪	The de-risking in the US and International equity sleeves was the primary reason for the Fund’s outperforming the Dow Jones Global Moderate Portfolio IndexSM by approximately 2.00% for the partial fiscal year.
The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
There is no guarantee that the Fund will meet its objective.
For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

7

ALLOCATOR PREMIUM ALPHASECTORSM FUND (continued)
Lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Sector ETFs are subject to sector risks and non-diversification risks, which may result in greater price fluctuations than the overall market. Because the Fund invests in ETFs, it indirectly bears its proportionate share of the operating expenses of the underlying funds. Indirectly, the Fund is subject to all risks associated with the underlying ETFs.
The guarantee on U.S. government securities applies only to the underlying securities of the portfolio, and not to the value of the portfolio’s shares.
A portfolio that holds a limited number of securities will be impacted by each security’s performance more than a portfolio with a larger number of holdings.
Asset Allocation
The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2011.

Exchange-Traded Funds	99%
Other (includes short-term investments and securities lending collateral)	1

Total	100%

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

8

ALLOCATOR PREMIUM ALPHASECTORSM FUND (continued)
Average Annual Total Returns1 for periods ended 9/30/11

	Since	Inception
	Inception	Date
Class A Shares at NAV[2]	-3.10%	3/15/11
Class A Shares at POP[3,4]	-8.67	3/15/11
Class C Shares at NAV[2]	-3.40	3/15/11
Class C Shares with CDSC[4]	-4.37	3/15/11
Class I Shares at NAV	-2.90	3/15/11
S&P 500® Index	-10.78	—	[5]
Dow Jones Global Moderate PortfolioSM Index	-5.39	—	[5]
Fund Expense Ratios6: A Shares: Gross 2.02%, Net 1.75%; C Shares: Gross 2.77%, Net 2.50%; I Shares: Gross 1.77%, Net 1.50%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The since inception index returns are from the Fund’s inception date.

[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective March 15, 2011, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios. Net Expense: Expenses reduced by contractual fee waiver in effect through March 31, 2012. Gross Expense: Does not reflect the effect of the contractual fee waiver. Expense ratios do not reflect fees and expenses associated with the underlying funds.
Growth of $10,000 For periods ended 9/30
This chart assumes an initial investment of $10,000 made on March 15, 2011 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

9

ALPHASECTORSM ROTATION FUND	Ticker Symbols: Class A: PWBAX Class C: PWBCX Class I: VARIX
▪	AlphaSectorSM Rotation Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will achieve its objective.

▪	For the fiscal year ended September 30, 2011, the Fund’s Class A shares at NAV returned 6.20%, Class C shares returned 5.49%, and Class I shares returned 6.56%. For the same period, the S&P 500® Index, a broad-based equity index, and the AlphaSectorSM Rotation Fund Composite Linked Index, the Fund’s style-specific benchmark appropriate for comparison, each returned 1.14%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
How did the market perform during the Fund’s fiscal year?
▪	The market experienced a high degree of volatility over the Fund’s fiscal year.

▪	The fourth quarter of 2010 and the first quarter of 2011 generated strong equity returns.

▪	The flattish second calendar quarter of 2011 was followed by a significant decline in the third calendar quarter.

▪	The net result of these wide swings in the market was a return of 1.14% for the S&P 500® Index for the fiscal year ending September 30, 2011.
What factors affected the Fund’s performance during its fiscal year?
▪	The Virtus AlphaSector Rotation Fund remained fully invested (i.e. virtually no cash balance) for the first three quarters of the fiscal year.

▪	Performance over the first three quarters tracked the benchmark S&P 500® Index fairly closely.

▪	In the quarter ending September 30th, the market weakened materially. In August, a total of seven of the U.S. equity sectors were “turned off” resulting in the initiation of a cash position. This was the first time in more than two years that a cash position had been initiated.

▪	The Fund maintained a cash position throughout September.

▪	This “de-risking” of the portfolio and the establishment of a cash position was the primary reason for the outperformance of the Fund in the fourth quarter and for the full fiscal year.
The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
There is no guarantee that the Fund will meet its objective.
For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

10

ALPHASECTORSM ROTATION FUND (continued)
Lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Sector ETFs are subject to sector risks and non-diversification risks, which may result in greater price fluctuations than the overall market. Because the Fund invests in ETFs, it indirectly bears its proportionate share of the operating expenses of the underlying funds. Indirectly, the Fund is subject to all risks associated with the underlying ETFs. The guarantee on U.S. government securities applies only to the underlying securities of the Fund’s portfolio, and not to the value of the Fund’s shares.
A portfolio that holds a limited number of securities will be impacted by each security’s performance more than a portfolio with a larger number of holdings.
Asset Allocation
The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2011.

Exchange-Traded Funds	99%
Other (including short-term investments)	1

Total	100%

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

11

ALPHASECTORSM ROTATION FUND (continued)
Average Annual Total Returns1 for periods ended 9/30/11

			Since		Inception
	1 year	5 years	Inception		Date
Class A Shares at NAV[2]	6.20%	0.99%	4.25%		8/1/03
Class A Shares at POP[3,4]	0.09	-0.20	3.50		8/1/03
Class C Shares at NAV[2] and with CDSC[4]	5.49	0.27	3.50		8/1/03
Class I Shares at NAV	6.56	—	9.57		10/1/09
S&P 500® Index	1.14	-1.18	—	[5]	—
AlphaSectorSM Rotation Fund Composite Linked Index	1.14	0.46	—	[6]	—
Fund Expense Ratios7: A Shares: 1.06%; C Shares: Gross 1.81%, Net 1.79%; I Shares 0.81%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The index performance for Class A and Class C (since 8/1/03) is 3.83% and for Class I (since 10/1/09) is 6.95%.

[6]	The index performance for Class A and Class C (since 8/1/03) is 4.31% and for Class I (since 10/1/09) is 6.95%.

[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2011, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios. Expense ratios do not reflect fees and expenses associated with the underlying funds.
Growth of $10,000 For periods ended 9/30
This chart assumes an initial investment of $10,000 made on August 1, 2003 (inception date of the Fund), for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

12

GLOBAL PREMIUM ALPHASECTORSM FUND	Ticker Symbols:
Class A: VGPAX
Class C: VGPCX
Class I: VGPIX
▪	Global Premium AlphaSectorSM Fund (the “Fund”) is diversified and has an investment objective of capital appreciation. In pursuing this objective, the Fund maintains an emphasis on preservation of capital. There is no guarantee that the Fund will achieve its objective.

▪	For the fiscal period March 15, 2011 (inception date) through September 30, 2011, the Fund’s Class A shares at NAV returned -5.62%*, Class C shares returned -6.09%*, and Class I shares returned -5.59%*. For the same period, the S&P 500, a broad-based equity index, returned -10.78%*. MSCI World® Index (net), the Fund’s style-specific index appropriate for comparison, returned -11.93%*.

*	Returns less than 1 year are not annualized.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
How did the market perform during the Fund’s fiscal period?
▪	U.S. and international equity markets experienced a high degree of volatility over the Fund’s partial fiscal year.

▪	After initially rallying from the Fund’s inception to the beginning of April, domestic and international equity markets fluctuated in the second calendar quarter of 2011, but sold off dramatically in the third calendar quarter. International equity markets entered bear market territory in the third calendar quarter.
What factors affected the Fund’s performance during its fiscal period?
▪	For the second calendar quarter of 2011, the Fund tracked the performance of the MSCI World® Index (net) fairly closely, as the Fund was invested in all U.S. and international equity sectors.

▪	With the significant decline in the U.S. and international equity markets in the third calendar quarter of 2011, the Fund moved to “de-risk” aggressively. In the U.S. Equity portion of the Fund, this resulted in the elimination of most of the sectors and the establishment of a cash position. In the International Equity sleeve of the Fund, a cash position was established as well in the third calendar quarter, and exposure to international and emerging market equities was reduced by almost 90%in the quarter.

▪	The de-risking in the U.S. and International Equity sleeves was the primary reason for the Fund’s outperforming the MSCI World® Index (net) by approximately 6.00% in the six and one-half month period.
The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
There is no guarantee that the Fund will meet its objective.
For information regarding the indexes and certain investment terms, see Key Investment
Terms starting on page 5.

13

GLOBAL PREMIUM ALPHASECTORSM FUND (continued)
Lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Sector ETFs are subject to sector risks and non-diversification risks, which may result in greater price fluctuations than the overall market. Because the Fund invests in ETFs, it indirectly bears its proportionate share of the operating expenses of the underlying funds. Indirectly, the Fund is subject to all risks associated with the underlying ETFs.
The guarantee on U.S. government securities applies only to the underlying securities of the portfolio, and not to the value of the portfolio’s shares.
A portfolio that holds a limited number of securities will be impacted by each security’s performance more than a portfolio with a larger number of holdings.
Asset Allocation
The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2011.

Exchange-Traded Funds	99%
Other (includes short-term investments)	1

Total	100%

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

14

GLOBAL PREMIUM ALPHASECTORSM FUND (continued)
Average Annual Total Returns1 for periods ended 9/30/11

	Since	Inception
	Inception	Date
Class A Shares at NAV[2]	-5.62%	3/15/11
Class A Shares at POP[3,4]	-11.05	3/15/11
Class C Shares at NAV[2]	-6.09	3/15/11
Class C Shares with CDSC[4]	-7.03	3/15/11
Class I Shares at NAV	-5.59	3/15/11
S&P 500® Index	-10.78	—	[5]
MSCI World® Index (net)	-11.93	—	[5]
Fund Expense Ratios6: A Shares: Gross 2.02%, Net 1.75%; C Shares: Gross 2.77%, Net 2.50%; I Shares: Gross 1.77%, Net 1.50%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The since inception index returns are from the Fund’s inception date.

[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective March 15, 2011, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios. Net Expense: Expenses reduced by contractual fee waiver in effect through March 31, 2012. Gross Expense: Does not reflect the effect of the contractual fee waiver. Expense ratios do not reflect fees and expenses associated with the underlying funds.
Growth of $10,000 For periods ended 9/30
This chart assumes an initial investment of $10,000 made on March 15, 2011 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

15

PREMIUM ALPHASECTORSM FUND	Ticker Symbols:
Class A: VAPAX
Class C: VAPCX
Class I: VAPIX
▪	Premium AlphaSectorSM Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will achieve its objective.

▪	For the fiscal year ended September 30, 2011, the Fund’s Class A shares at NAV returned 5.47%, Class C shares returned 4.68%, and Class I shares returned 5.78%. For the same period, the S&P 500® Index, a broad-based equity index, returned 1.14%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
How did the market perform during the Fund’s fiscal year?
▪	The market experienced a high degree of volatility over the Fund’s fiscal year.

▪	The fourth quarter of 2010 and the first quarter of 2011 generated strong equity returns.

▪	The flattish second calendar quarter of 2011 was followed by a significant decline in the third calendar quarter. The net result of these wide swings in the market was a return of 1.14% for the fiscal year.
What factors affected the Fund’s performance during its fiscal year?
▪	The Virtus Premium AlphaSector Fund remained fully invested (i.e. virtually no cash balance) for the first three quarters of the fiscal year.

▪	For the vast majority of time over the first three quarters, the Fund was invested in all nine US equity sectors.

▪	Performance over the first three quarters tracked the benchmark S&P 500® Index fairly closely. In the September 30th quarter the market weakened materially. In August, a total of seven of the U.S. equity sectors were “turned off” (at different times) resulting in the initiation of a cash position. This was the first time since July 2010 that a cash position had been initiated in the Fund.

▪	The Fund maintained a cash position throughout September. This “de-risking” of the portfolio through the establishment of a cash position was the primary reason for the outperformance of the Fund in the fourth quarter and for the full fiscal year.
The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
There is no guarantee that the Fund will meet its objective.
For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

16

PREMIUM ALPHASECTORSM FUND (continued)
Lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Sector ETFs are subject to sector risks and non-diversification risks, which may result in greater price fluctuations than the overall market. Because the Fund invests in ETFs, it indirectly bears its proportionate share of the operating expenses of the underlying funds. Indirectly, the Fund is subject to all risks associated with the underlying ETFs.
The guarantee on U.S. government securities applies only to the underlying securities of the portfolio, and not to the value of the portfolio’s shares.
A portfolio that holds a limited number of securities will be impacted by each security’s performance more than a portfolio with a larger number of holdings.
Asset Allocation
The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2011.

Exchange-Traded Funds	99%
Other (includes short-term investments)	1

Total	100%

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

17

PREMIUM ALPHASECTORSM FUND (continued)
Average Annual Total Returns1 for periods ended 9/30/11

		Since	Inception
	1 Year	Inception	Date
Class A Shares at NAV[2]	5.47%	14.02%	7/1/10
Class A Shares at POP[3,4]	-0.59	8.74	7/1/10
Class C Shares at NAV[2] and CDSC[4]	4.68	13.17	7/1/10
Class I Shares at NAV	5.78	14.29	7/1/10
S&P 500® Index	1.14	10.22	— [5]
Fund Expense Ratios6: A Shares: Gross 1.70%; C Shares: Gross 2.45%, Net 2.43%; I Shares: Gross 1.45%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The since inception index returns are from the Fund’s inception date.

[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2011, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios. Net Expense: Expenses reduced by contractual fee waiver in effect through June 30, 2011. Effective July 1, 2011, the waiver is voluntary and may discontinue at any time. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios do not reflect fees and expenses associated with the underlying funds.
Growth of $10,000 For periods ended 9/30
This chart assumes an initial investment of $10,000 made on July 1, 2010 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

18

ALTERNATIVES DIVERSIFIER FUND	Ticker Symbols:
Class A: PDPAX
Class C: PDPCX
Class I: VADIX
▪	Alternatives Diversifier Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will achieve its objective.

▪	For the fiscal year ended September 30, 2011, the Fund’s Class A shares at NAV returned -2.12%, Class C shares returned -2.82%, and Class I shares returned -1.89%. For the same period, the S&P 500® Index, a broad-based equity index, returned 1.14%, and the Alternatives Diversifier Composite Index, the Fund’s style-specific index appropriate for comparison, returned 0.61%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.
How did the market perform during the Fund’s fiscal year?
For the start of the Fund’s fiscal year through the first three months of 2011, investors were sufficiently confident that the economy would grow, albeit slowly, for the foreseeable future. This thesis began to unwind starting in May and continued through the end of September, as the severity of Europe’s debt crisis intensified; China’s ability to orchestrate a “soft” economic landing was called into question; and concerns resurfaced that the U.S. would slip into a “double dip” recession. Despite continued solid earnings reported by the vast majority of American companies, the stock market was under considerable selling pressure, and other assets viewed as vulnerable to a slowdown suffered a similar fate.
Essentially, the Fund’s fiscal year was a tale of two vastly different performance periods for the markets, as well as for the Fund. The first period, October 2010 through late April 2011, was generally a bull market where equities and other so-called “risk assets” of all types performed well. Conversely, the second period, from early May 2011 through September 2011, was a brutal, highly volatile environment for these same asset classes, which included many of the alternative areas in which the Fund invests. REITs (real estate investment trusts), commodities (whether invested in directly or through equities), and other areas of the market that are generally economically sensitive, came under particularly intense pressure during the late summer months.
What factors affected the Fund’s performance during its fiscal year?
Historically, the investable universe has been marked by periods of “risk on”—with investors either embracing risk assets as potential money makers—or “risk off”—when investors shed those assets quickly, often emotionally, in response to the latest turn of events. The first three quarters of the Fund’s fiscal year was largely a “risk on” period, producing relatively strong returns for equities and many of the alternative asset classes held in the Fund. As a result, the Fund performed in line with expectations, producing lower volatility during this time.
For the last five months of the fiscal year, a “risk off” environment prevailed, volatility levels spiked, and correlations among asset classes ratcheted higher. Rising correlations among asset classes result when investors ignore relative values among asset classes and react to day-to-day economic signals and market events. This situation created a challenging environment for the Fund, which operates under the premise that by diversifying across a variety of alternative asset classes with low correlations to equities, overall returns will remain compelling but with less volatility. While some alternative asset classes owned by the Fund struggled in the second half of the fiscal year, such as REITs and natural resources, they had strong performance early in the period. In addition, the Fund’s exposure to floating rate securities and market neutral holdings also provided some cushion to the violent volatility of the broad equity markets.
For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

19

ALTERNATIVES DIVERSIFIER FUND (continued)
Despite the brutal decline in many markets, the Fund provided a slightly better risk-adjusted return for the year, as measured by standard deviation, which is how the Fund is intended to perform. On balance, we would be reluctant to conclude that the last fiscal year will be representative of future markets. Rather, we would emphasize the long term and how the Fund’s focus on historically low correlation assets has continued to mitigate some of the risk of a “core plus more” portfolio of stocks and bonds, which is the ultimate goal of our strategy.
The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
There is no guarantee that the Fund will meet its objective.
Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic and market risk.
Investing in the securities of small and mid-sized companies involves greater risks and price volatility than larger, more established companies.
Concentrating investments in REITs involves certain risks such as refinancing, property value changes and management skill.

The Fund’s use of asset class allocations does not assure or guarantee better performance and cannot eliminate the risk of investment loss.
Before investing, you should carefully read the applicable risk disclosure for each of the underlying funds, which can be found in the current prospectus.
Lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Sector ETFs are subject to sector risks and non-diversification risks, which may result in greater price fluctuations than the overall market. Because the Fund invests in ETFs, it indirectly bears its proportionate share of the operating expenses of the underlying funds. Indirectly, the Fund is subject to all risks associated with the underlying ETFs.
Investing in funds that use leverage, short selling, futures, options and/or derivatives may expose the fund to additional risks. Commodity or commodity-related equity prices may fluctuate widely over short time periods.
Asset Allocation
The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2011.

Equity Funds	60%
Exchange-Traded Funds	32
Fixed Income Funds	7
Other (includes short-term investments)	1

Total	100%

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

20

ALTERNATIVES DIVERSIFIER FUND (continued)
Average Annual Total Returns1 for periods ended 9/30/11

			Since		Inception
	1 year	5 year	Inception		Date
Class A Shares at NAV[2]	-2.12%	-0.14%	1.00%		11/30/05
Class A Shares at POP[3,4]	-7.75	-1.32	-0.02		11/30/05
Class C Shares at NAV[2] and with CDSC[4]	-2.82	-0.88	0.25		11/30/05
Class I Shares at NAV	-1.89	—	4.41		10/1/09
S&P 500® Index	1.14	-1.18	—	[5]	—
Alternatives Diversifier Composite Index	0.61	1.00	—	[6]	—
Fund Expense Ratios7: A Shares: Gross 0.65%, Net 0.20%; C Shares: Gross 1.40%, Net 0.20%; I Shares: Gross 0.40%, Net 0.20%.
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

[4]	“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The index performance for Class A and Class C (since 11/30/05) is 0.39% and for Class I (since 10/1/09) is 6.95%.

[6]	The index performance for Class A and Class C (since 11/30/05) is 2.82% and for Class I (since 9/30/09) is 4.94%.

[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2011, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time and does not reflect 12b-1 expenses. Gross Expense: Does not reflect the effect of the voluntary fee waiver. Expense ratios do not reflect fees and expenses associated with the underlying funds.
Growth of $10,000 For periods ended 9/30
This chart assumes an initial investment of $10,000 made on November 30, 2005 (inception date of the Fund), for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

21

VIRTUS ALLOCATOR PREMIUM ALPHASECTORSM FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011
($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUNDS—97.8%
Consumer Staples Select Sector SPDR Fund	187,980	$5,583
Health Care Select Sector SPDR Fund	175,480	5,566
iShares Dow Jones US Real Estate Index Fund	60,280	3,048
iShares iBoxx Investment Grade Corporate Bond Fund	55,740	6,262
iShares Lehman 7-10 Year Treasury Bond Fund	62,360	6,552
iShares MSCI Emerging Markets Index Fund	49,350	1,731
iShares S&P National Municipal Bond Fund	58,691	6,259
SPDR Barclays Capital 1-3 Month Treasury Bill Fund(2)	475,220	21,789
Utilities Select Sector SPDR Fund	166,540	5,603
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $62,794)		62,393
TOTAL LONG-TERM INVESTMENTS—97.8% (Identified Cost $62,794)		62,393
SHORT-TERM INVESTMENTS—0.3%
Money Market Mutual Funds—0.3%
Dreyfus Cash Management Fund — Institutional Shares (seven-day effective yield 0.050%)	163,313	163
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $163)		163
TOTAL INVESTMENTS—98.1% (Identified Cost $62,957)		62,556	(1)
Other assets and liabilities, net—1.9%		1,197

NET ASSETS—100.0%		$63,753

Abbreviation:
SPDR            S&P Depositary Receipt
Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2011, see Note 11, Federal Income Tax Information in the Notes to Financial Statements.

(2)	Non-income producing.
The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements).

	Total Value	Level 1 –
	at	Quoted
	September 30, 2011	Prices
Investments in Securities:
Equity Securities:
Exchange-Traded Funds	$62,393	$62,393
Short-Term Investments	163	163

Total Investments	$62,556	$62,556

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.
See Notes to Financial Statements

22

VIRTUS ALPHASECTORSM ROTATION FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011
($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUNDS—99.1%
Consumer Staples Select Sector SPDR Fund	3,446,260	$102,354
SPDR Barclays Capital 1-3 Month Treasury Bill Fund(2)	4,470,360	204,966
Utilities Select Sector SPDR Fund	3,092,900	104,045
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $401,138)		411,365
TOTAL LONG-TERM INVESTMENTS—99.1% (Identified Cost $401,138)		411,365
SHORT-TERM INVESTMENTS—0.6%
Money Market Mutual Funds—0.6%
BlackRock Liquidity Funds TempFund Portfolio — Institutional Shares (seven-day effective yield 0.090%)	2,568,151	2,568
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $2,568)		2,568
TOTAL INVESTMENTS—99.7% (Identified Cost $403,706)		413,933	(1)
Other assets and liabilities, net—0.3%		1,078

NET ASSETS—100.0%		$415,011

Abbreviation:
SPDR            S&P Depositary Receipt
Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2011, see Note 11, Federal Income Tax Information in the Notes to Financial Statements.

(2)	Non-income producing.
The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements).

	Total Value	Level 1 –
	at	Quoted
	September 30, 2011	Prices
Investments in Securities:
Equity Securities:
Exchange-Traded Funds	$411,365	$411,365
Short-Term Investments	2,568	2,568

Total Investments	$413,933	$413,933

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.
See Notes to Financial Statements

23

VIRTUS GLOBAL PREMIUM ALPHASECTORSM FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011
($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUNDS—99.4%
Consumer Staples Select Sector SPDR Fund	100,220	$2,976
Health Care Select Sector SPDR Fund	93,510	2,966
iShares MSCI Emerging Markets Index Fund	26,290	922
SPDR Barclays Capital 1-3 Month T-Bill(2)	217,050	9,952
Utilities Select Sector SPDR Fund	88,730	2,985

TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $20,011)		19,801

TOTAL LONG-TERM INVESTMENTS—99.4% (Identified Cost $20,011)		19,801

SHORT-TERM INVESTMENTS—1.5%

Money Market Mutual Funds—1.5%
Dreyfus Cash Management Fund — Institutional Shares (seven-day effective yield 0.050%)	290,853	291

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $291)		291

TOTAL INVESTMENTS—100.9% (Identified Cost $20,302)		20,092	(1)
Other assets and liabilities, net—(0.9)%		(175)

NET ASSETS—100.0%		$19,917

Abbreviation:
SPDR S&P Depositary Receipt
Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2011, see Note 11, Federal Income Tax Information in the Notes to Financial Statements.

(2)	Non-income producing.
The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements).

	Total Value	Level 1 –
	at	Quoted
	September 30, 2011	Prices
Investments in Securities:
Equity Securities:
Exchange-Traded Funds	$19,801	$19,801
Short-Term Investments	291	291

Total Investments	$20,092	$20,092

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.
See Notes to Financial Statements

24

VIRTUS PREMIUM ALPHASECTORSM FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011
($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUNDS—99.9%
Consumer Staples Select Sector SPDR Fund	18,226,690	$541,333
Health Care Select Sector SPDR Fund	17,009,670	539,547
SPDR Barclays Capital 1-3 Month Treasury Bill Fund(2)	11,847,240	543,196
Utilities Select Sector SPDR Fund	16,146,180	543,157
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $2,157,639)		2,167,233

TOTAL LONG-TERM INVESTMENTS—99.9% (Identified Cost $2,157,639)		2,167,233

SHORT-TERM INVESTMENTS—0.7%

Money Market Mutual Funds—0.7%
BlackRock Liquidity Funds TempFund Portfolio — Institutional Shares (seven-day effective yield 0.090%)	15,443,808	15,444

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $15,444)		15,444

TOTAL INVESTMENTS—100.6% (Identified Cost $2,173,083)		2,182,677	(1)
Other assets and liabilities, net—(0.6)%		(12,029)

NET ASSETS—100.0%		$2,170,648

Abbreviation:
SPDR S&P Depositary Receipt
Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2011, see Note 11, Federal Income Tax Information in the Notes to Financial Statements.

(2)	Non-income producing.
The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements).

	Total Value	Level 1 –
	at	Quoted
	September 30, 2011	Prices
Investments in Securities:
Equity Securities:
Exchange-Traded Funds	$2,167,233	$2,167,233
Short-Term Investments	15,444	15,444

Total Investments	$2,182,677	$2,182,677

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.
See Notes to Financial Statements

25

VIRTUS ALTERNATIVES DIVERSIFIER FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2011
($ reported in thousands)

	SHARES	VALUE
MUTUAL FUNDS(3)—67.7%
Equity Funds—60.4%
Virtus Global Commodities Stock Fund Class I(2)	1,851,855	$15,130
Virtus Global Infrastructure Fund Class I	2,564,717	28,135
Virtus International Real Estate Securities Fund Class I	3,378,997	17,672
Virtus Market Neutral Fund Class I	2,786,627	25,414
Virtus Real Estate Securities Class I	907,132	23,612

		109,963

Fixed Income Funds—7.3%
Virtus Senior Floating Rate Fund Class I	1,433,964	13,293
TOTAL MUTUAL FUNDS (Identified Cost $125,975)		123,256
EXCHANGE-TRADED FUNDS—31.9%
PowerShares DB Commodity Index Tracking Fund(2)	1,358,800	34,962
PowerShares DB G10 Currency Harvest Fund(2)	1,005,200	23,069

TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $57,747)		58,031

TOTAL LONG-TERM INVESTMENTS—99.6% (Identified Cost $183,722)		181,287

SHORT-TERM INVESTMENTS—0.3%

Money Market Mutual Funds—0.3%
BlackRock Liquidity Funds TempFund Portfolio — Institutional Shares (seven-day effective yield 0.090%)	605,875	606

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $606)		606

TOTAL INVESTMENTS—99.9% (Identified Cost $184,328)		181,893	(1)
Other assets and liabilities, net—0.1%		116

NET ASSETS—100.0%		$182,009

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2011, see Note 11, Federal Income Tax Information in the Notes to Financial Statements.

(2)	Non-income producing.

(3)	Affiliated Fund.
The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2011 (see Security Valuation Note 2A in the Notes to Financial Statements).

	Total Value	Level 1 –
	at	Quoted
	September 30, 2011	Prices
Investments in Securities:
Equity Securities:
Exchange-Traded Funds	$58,031	$58,031
Mutual Funds	123,256	123,256
Short-Term Investments	606	606

Total Investments	$181,893	$181,893

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.
See Notes to Financial Statements

26

THIS PAGE INTENTIONALLY BLANK.

VIRTUS OPPORTUNITIES TRUST
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2011
(Reported in thousands except shares and per share amounts)

Allocator Premium
AlphaSectorSM
Fund
Assets
Investment in securities at value(1)	$62,556
Investments in affiliated funds at value(2)	—
Receivables
Investment securities sold	—
Fund shares sold	3,288
Receivable from adviser	—
Dividends and interest receivable	1
Prepaid expenses	23

Total assets	65,868

Liabilities
Cash overdraft	1
Payables
Fund shares repurchased	10
Investment securities purchased	2,000
Investment advisory fee	36
Distribution and service fees	25
Administration fee	6
Transfer agent fees and expenses	1
Trustees’ fee and expenses	— (3)
Professional fee	20
Other accrued expenses	16

Total liabilities	2,115

Net Assets	$63,753

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$66,443
Accumulated undistributed net investment income (loss)	141
Accumulated undistributed net realized gain (loss)	(2,430)
Net unrealized appreciation (depreciation) on investments	(401)

Net Assets	$63,753

Class A
Net asset value (net assets/shares outstanding) per share	$9.69
Maximum offering price per share NAV/(1—5.75%)	$10.28
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,262,052
Net Assets	$12,232
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$9.66
Shares of beneficial interest outstanding, no par value, unlimited authorization	3,353,573
Net Assets	$32,390
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$9.71
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,970,572
Net Assets	$19,131
(1) Investment in securities at cost	$62,957
(2) Investments in affiliated funds at cost	$—
(3) Amount is less than $500.
See Notes to Financial Statements

28

VIRTUS OPPORTUNITIES TRUST
STATEMENT OF ASSETS AND LIABILITIES (Continued)
SEPTEMBER 30, 2011

AlphaSectorSM		Global Premium		Premium	Alternatives
Rotation		AlphaSectorSM		AlphaSectorSM	Diversifier
Fund		Fund		Fund	Fund

$413,933		$20,092		$2,182,677	$58,637
—		—		—	123,256

1,202		—		—	500
1,809		505		20,494	391
—		1		—	18
—	(3)	—	(3)	2	— (3)
55		20		144	17

416,999		20,618		2,203,317	182,819

11		1		37	6
1,421		7		3,017	587

—		659		25,963	—
155		—		1,951	—
156		4		553	76
47		2		239	22
155		—	(3)	548	91
2		—	(3)	8	1
21		20		24	18
20		8		329	9

1,988		701		32,669	810

$415,011		$19,917		$2,170,648	$182,009

$404,086		$21,371		$2,305,624	$269,060
635		35		3,393	770
63		(1,279)		(147,963)	(85,386)
10,227		(210)		9,594	(2,435)

$415,011		$19,917		$2,170,648	$182,009

$10.67		$9.42		$11.69	$9.68
$11.32		$9.99		$12.40	$10.27
17,309,582		580,562		82,004,206	8,170,040
$184,613		$5,467		$958,603	$79,103

$10.56		$9.40		$11.62	$9.55
13,713,740		519,912		39,394,095	6,955,751
$144,813		$4,885		$457,630	$66,411

$10.67		$9.42		$11.71	$9.70
8,023,884		1,015,136		64,445,887	3,761,120
$85,585		$9,565		$754,415	$36,495
$403,706		$20,302		$2,173,083	$58,353
$—		$—		$—	$125,975
See Notes to Financial Statements

29

VIRTUS OPPORTUNITIES TRUST
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2011
($ reported in thousands)

Allocator Premium
AlphaSectorSM
Fund
Investment Income
Dividends	$399
Dividend income from affiliated funds	—
Security lending	4

Total investment income	403

Expenses
Investment advisory fees	144
Service fees, Class A	7
Distribution and service fees, Class C	59
Administration fees	18
Transfer agent fee and expenses	13
Custodian fees	7
Printing fees and expenses	7
Professional fees	24
Registration fees	35
Trustees’ fee and expenses	— (1)
Miscellaneous expenses	2

Total expenses	316
Less expenses reimbursed and/or waived by investment adviser	(54)

Net expenses	262

Net investment income (loss)	141

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(2,430)
Net realized gain (loss) on affiliated funds	—
Capital gain distributions from affiliated funds	—
Capital gain distributions from non-affiliated funds	—
Net change in unrealized appreciation (depreciation) on investments	(401)

Net gain (loss) on investments	(2,831)

Net increase (decrease) in net assets resulting from operations	$(2,690)

(1)	Amount is less than $500.
See Notes to Financial Statements

30

VIRTUS OPPORTUNITIES TRUST
STATEMENT OF OPERATIONS (Continued)
YEAR ENDED SEPTEMBER 30, 2011

AlphaSectorSM	Global Premium	Premium	Alternatives
Rotation	AlphaSectorSM	AlphaSectorSM	Diversifier
Fund	Fund	Fund	Fund

$9,277	$136	$28,106	$292
—	—	—	5,000
181	— (1)	337	—

9,458	136	28,443	5,292

2,081	52	12,544	39
511	4	1,340	255
1,520	11	2,387	809
635	6	1,549	304
718	8	1,476	404
10	3	27	5
54	6	91	23
52	23	34	18
88	31	358	50
33	— (1)	62	16
41	3	64	18

5,743	147	19,932	1,941
(120)	(60)	(87)	(435)

5,623	87	19,845	1,506

3,835	49	8,598	3,786

39,710	(1,279)	(147,184)	2,734
—	—	—	(1,785)
—	—	—	1,404
1	—	1	—
(20,647)	(210)	5,392	(7,718)

19,064	(1,489)	(141,791)	(5,365)

$22,899	$(1,440)	$(133,193)	$(1,579)

See Notes to Financial Statements

31

VIRTUS OPPORTUNITIES TRUST
STATEMENT OF CHANGES IN NET ASSETS
($ reported in thousands)

Allocator Premium AlphaSectorSM Fund
From Inception
March 15,
2011 to
September 30,
2011
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$141
Net realized gain (loss)	(2,430)
Net change in unrealized appreciation (depreciation)	(401)

Increase (decrease) in net assets resulting from operations	(2,690)

From Distributions to Shareholders
Net investment income, Class A	—
Net investment income, Class C	—
Net investment income, Class I	—

Decrease in net assets from distributions to shareholders	—

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	12,807
Change in net assets from share transactions, Class C	33,744
Change in net assets from share transactions, Class I	19,892

Increase (decrease) in net assets from share transactions	66,443

Net increase (decrease) in net assets .	63,753
Net Assets
Beginning of period	—

End of period	$63,753

Accumulated undistributed net investment income (loss) at end of period	$141

(1)	Amount is less than $500.
See Notes to Financial Statements

32

VIRTUS OPPORTUNITIES TRUST
STATEMENT OF CHANGES IN NET ASSETS (Continued)

AlphaSectorSM Rotation Fund		Global Premium AlphaSectorSM Fund
		From Inception
		March 15,
Year Ended	Year Ended	2011 to
September 30,	September 30,	September 30,
2011	2010	2011

$3,835	$3,659	$49
39,711	(16,759)	(1,279)
(20,647)	26,684	(210)

22,899	13,584	(1,440)

(2,842)	(805)	(7)
(1,159)	(97)	— (1)
(1,806)	(520)	(7)

(5,807)	(1,422)	(14)

(15,983)	149,521	5,951
6,700	88,764	5,225
(30,758)	109,673	10,195

(40,041)	347,958	21,371

(22,949)	360,120	19,917

437,960	77,840	—

$415,011	$437,960	$19,917

$635	$2,565	$35
See Notes to Financial Statements

33

VIRTUS OPPORTUNITIES TRUST
STATEMENT OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)

	Premium AlphaSectorSM Fund
		From Inception
	Year Ended	July 1, 2010, to
	September 30,	September 30,
	2011	2010
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$8,598	$604
Net realized gain (loss)	(147,183)	(217)
Net change in unrealized appreciation (depreciation)	5,392	4,202

Increase (decrease) in net assets resulting from operations	(133,193)	4,589

From Distributions to Shareholders
Net investment income, Class A	(3,020)	—
Net investment income, Class C	(406)	—
Net investment income, Class I	(2,383)	—
Net realized short-term gains, Class A	(309)	—
Net realized short-term gains, Class C	(121)	—
Net realized short-term gains, Class I	(133)	—

Decrease in net assets from distributions to shareholders	(6,372)	—

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	925,913	86,114
Change in net assets from share transactions, Class C	457,390	28,722
Change in net assets from share transactions, Class I	783,581	23,904

Increase (decrease) in net assets from share transactions	2,166,884	138,740

Net increase (decrease) in net assets	2,027,319	143,329
Net Assets
Beginning of period	143,329	—

End of period	$2,170,648	$143,329

Accumulated undistributed net investment income (loss) at end of period	$3,393	$604
See Notes to Financial Statements

34

VIRTUS OPPORTUNITIES TRUST
STATEMENT OF CHANGES IN NET ASSETS (Continued)

Alternatives Diversifier Fund
Year Ended	Year Ended
September 30,	September 30,
2011	2010

$3,786	$3,976
2,353	(13,282)
(7,718)	29,546

(1,579)	20,240

(1,588)	(3,206)
(949)	(1,519)
(599)	(561)
—	—
—	—
—	—

(3,136)	(5,286)

(34,937)	(59,963)
(17,059)	(21,365)
6,577	29,962

(45,419)	(51,366)

(50,134)	(36,412)

232,143	268,555

$182,009	$232,143

$770	$638
See Notes to Financial Statements

35

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

				Capital Gains
		Net Investment		Distributions		Total from	Dividends from
	Net Asset Value,	Income		Received from Affiliated	Net Realized and	Investment	Net Investment	Distributions from		Change in Net
	Beginning of Period	(Loss)(2)		Funds(2)	Unrealized Gain (Loss)	Operations	Income	Net Realized Gains	Total Distributions	Asset Value
Allocator Premium AlphaSectorSM Fund
Class A
3/15/11(6) to 9/30/11	$10.00	0.07		—	(0.38)	(0.31)	—	—	—	(0.31)
Class C
3/15/11(6) to 9/30/11	$10.00	0.02		—	(0.36)	(0.34)	—	—	—	(0.34)
Class I
3/15/11(6) to 9/30/11	$10.00	0.10		—	(0.39)	(0.29)	—	—	—	(0.29)
AlphaSectorSM Rotation Fund
Class A
10/1/10 to 9/30/11	$10.18	0.11		—	0.54	0.65	(0.16)	—	(0.16)	0.49
10/1/09 to 9/30/10	9.34	0.14		—	0.76	0.90	(0.06)	—	(0.06)	0.84
10/1/08 to 9/30/09	9.95	0.15		—	(0.48)	(0.33)	(0.15)	(0.13)	(0.28)	(0.61)
10/1/07 to 9/30/08	12.81	0.18		0.29	(2.92)	(2.45)	(0.24)	(0.17)	(0.41)	(2.86)
8/1/07 to 9/30/07	12.91	0.02		—	0.53	0.55	(0.03)	(0.62)	(0.65)	(0.10)
8/1/06 to 7/31/07	11.89	0.20		0.60	0.86	1.66	(0.42)	(0.22)	(0.64)	1.02
Class C
10/1/10 to 9/30/11	$10.09	0.04		—	0.52	0.56	(0.09)	—	(0.09)	0.47
10/1/09 to 9/30/10	9.29	0.07		—	0.75	0.82	(0.02)	—	(0.02)	0.80
10/1/08 to 9/30/09	9.88	0.08		—	(0.45)	(0.37)	(0.09)	(0.13)	(0.22)	(0.59)
10/1/07 to 9/30/08	12.74	0.09		0.30	(2.92)	(2.53)	(0.16)	(0.17)	(0.33)	(2.86)
8/1/07 to 9/30/07	12.85	—	(5)	—	0.54	0.54	(0.03)	(0.62)	(0.65)	(0.11)
8/1/06 to 7/31/07	11.84	0.10		0.60	0.86	1.56	(0.33)	(0.22)	(0.55)	1.01
Class I
10/1/10 to 9/30/11	$10.18	0.14		—	0.54	0.68	(0.19)	—	(0.19)	0.49
10/1/09(6) to 9/30/10	9.11	0.20		—	0.94	1.14	(0.07)	—	(0.07)	1.07
Global Premium AlphaSectorSM Fund
Class A
3/15/11(6) to 9/30/11	$10.00	0.07		—	(0.63)	(0.56)	(0.02)	—	(0.02)	(0.58)
Class C
3/15/11(6) to 9/30/11	$10.00	0.01		—	(0.61)	(0.60)	— (5)	—	—	(0.60)
Class I
3/15/11(6) to 9/30/11	$10.00	0.07		—	(0.63)	(0.56)	(0.02)	—	(0.02)	(0.58)
See Notes to Financial Statements

36

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

						Ratio of Gross
			Net Assets,	Ratio of Net Operating		Expenses to Average Net Assets		Ratio of Net
Net Asset Value,			End of Period	Expenses to Average		(before waivers and		Investment Income (Loss)		Portfolio
End of Period	Total Return(1)		(in thousands)	Net Assets(8)		reimbursements)(8)		to Average Net Assets		Turnover Rate

$9.69	(3.10	)%(4)	$12,232	1.75	%(3)	2.17	%(3)	1.35	%(3)	153	%(4)

$9.66	(3.40	)%(4)	$32,390	2.50	%(3)	2.85	%(3)	0.43	%(3)	153	%(4)

$9.71	(2.90	)%(4)	$19,131	1.50	%(3)	2.01	%(3)	1.82	%(3)	153	%(4)

$10.67	6.20%		$184,613	1.04%		1.04%		0.97%		134%
10.18	9.63		192,375	1.06		1.06		1.41		245
9.34	(2.81)		37,722	0.64		0.64		1.80		131
9.95	(19.66)		41,396	0.21	(7)	0.45		1.57		23
12.81	4.23	(4)	58,663	0.26	(3)	0.49	(3)	0.72	(3)	2	(4)
12.91	14.16		56,857	0.06		0.45		1.54		43

$10.56	5.49%		$144,813	1.71%		1.79%		0.33%		134%
10.09	8.79		133,453	1.81		1.81		0.68		245
9.29	(3.41)		40,118	1.38		1.38		1.03		131
9.88	(20.35)		50,007	0.96	(7)	1.20		0.81		23
12.74	4.17	(4)	77,181	1.01	(3)	1.24	(3)	(0.03	)(3)	2	(4)
12.85	13.29		76,049	0.80		1.20		0.79		43

$10.67	6.56%		$85,585	0.82%		0.82%		1.26%		134%
10.18	12.63	(4)	112,132	0.83	(3)	0.83	(3)	2.04	(3)	245

$9.42	(5.62	)%(4)	$5,467	1.75	%(3)	2.88	%(3)	1.23	%(3)	199	%(4)

$9.40	(6.09	)%(4)	$4,885	2.50	%(3)	3.81	%(3)	0.17	%(3)	199	%(4)

$9.42	(5.59	)%(4)	$9,565	1.50	%(3)	2.85	%(3)	1.37	%(3)	199	%(4)
See Notes to Financial Statements

37

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

			Capital Gains
		Net Investment	Distributions		Total from	Dividends from
	Net Asset Value,	Income	Received from Affiliated	Net Realized and	Investment	Net Investment	Distributions from		Change in Net
	Beginning of Period	(Loss)(2)	Funds(2)	Unrealized Gain (Loss)	Operations	Income	Net Realized Gains	Total Distributions	Asset Value
Premium AlphaSectorSM Fund
Class A
10/1/10 to 9/30/11	$11.17	0.10	—	0.52	0.62	(0.08)	(0.02)	(0.10)	0.52
7/1/10(6) to 9/30/10	10.00	0.12	—	1.05	1.17	—	—	—	1.17
Class C
10/1/10 to 9/30/11	$11.15	0.02	—	0.51	0.53	(0.04)	(0.02)	(0.06)	0.47
7/1/10(6) to 9/30/10	10.00	0.09	—	1.06	1.15	—	—	—	1.15
Class I
10/1/10 to 9/30/11	$11.17	0.14	—	0.52	0.66	(0.10)	(0.02)	(0.12)	0.54
7/1/10(6) to 9/30/10	10.00	0.11	—	1.06	1.17	—	—	—	1.17
Alternatives Diversifier Fund
Class A
10/1/10 to 9/30/11	$10.05	0.21	0.07	(0.49)	(0.21)	(0.16)	—	(0.16)	(0.37)
10/1/09 to 9/30/10	9.43	0.18	0.02	0.64	0.84	(0.22)	—	(0.22)	0.62
10/1/08 to 9/30/09	10.62	0.13	0.01	(1.22)	(1.08)	(0.11)	—	(0.11)	(1.19)
10/1/07 to 9/30/08	11.80	0.10	0.11	(1.25)	(1.04)	(0.14)	—	(0.14)	(1.18)
8/1/07 to 9/30/07	11.15	0.03	—	0.69	0.72	(0.01)	(0.06)	(0.07)	0.65
8/1/06 to 7/31/07	10.63	0.18	0.13	0.41 (9)	0.72	(0.20)	— (5)	(0.20)	0.52
Class C
10/1/10 to 9/30/11	$9.95	0.13	0.07	(0.48)	(0.28)	(0.12)	—	(0.12)	(0.40)
10/1/09 to 9/30/10	9.34	0.10	0.02	0.64	0.76	(0.15)	—	(0.15)	0.61
10/1/08 to 9/30/09	10.50	0.07	0.01	(1.19)	(1.11)	(0.05)	—	(0.05)	(1.16)
10/1/07 to 9/30/08	11.70	0.02	0.12	(1.27)	(1.13)	(0.07)	—	(0.07)	(1.20)
8/1/07 to 9/30/07	11.07	0.02	—	0.68	0.70	(0.01)	(0.06)	(0.07)	0.63
8/1/06 to 7/31/07	10.58	0.11	0.14	0.38 (9)	0.63	(0.14)	— (5)	(0.14)	0.49
Class I
10/1/10 to 9/30/11	$10.06	0.23	0.06	(0.48)	(0.19)	(0.17)	—	(0.17)	(0.36)
10/1/09(6) to 9/30/10	9.27	0.18	0.01	0.84	1.03	(0.24)	—	(0.24)	0.79
Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.

(2)	Computed using average shares outstanding.

(3)	Annualized.

(4)	Not annualized.

(5)	Amount is less than $0.005.

(6)	Inception date.

(7)	Due to a change in expense ratio, the ratio shown is a blended expense ratio.
See Notes to Financial Statements

38

VIRTUS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

					Ratio of Gross
		Net Assets,	Ratio of Net Operating		Expenses to Average Net Assets		Ratio of Net
Net Asset Value,		End of Period	Expenses to Average		(before waivers and		Investment Income (Loss)		Portfolio
End of Period	Total Return(1)	(in thousands)	Net Assets(8)		reimbursements)(8)		to Average Net Assets		Turnover Rate

$11.69	5.47%	$958,603	1.67	%(10)	1.67%		0.80%		247%
11.17	11.70 (4)	88,916	1.70	(3)	1.83	(3)	4.64	(3)	47 (4)

$11.62	4.68%	$457,630	2.38	%(10)	2.42%		0.13%		247%
11.15	11.50 (4)	29,864	2.45	(3)	2.67	(3)	3.51	(3)	47 (4)

$11.71	5.78%	$754,415	1.42	%(10)	1.42%		1.09%		247%
11.17	11.70 (4)	24,549	1.45	(3)	1.75	(3)	4.02	(3)	47 (4)

$9.68	(2.12)%	$79,103	0.45%		0.65%		1.96%		18%
10.05	8.91	115,081	0.45		0.75		1.87		4
9.43	(10.00)	167,472	0.29		0.58		1.62		20
10.62	(8.94)	267,294	0.31		0.52		0.89		32
11.80	6.45 (4)	109,620	0.34	(3)	0.54	(3)	1.74	(3)	18 (4)
11.15	6.76	95,230	0.26		0.51		1.61		11

$9.55	(2.82)%	$66,411	1.20%		1.40%		1.20%		18%
9.95	8.06	85,330	1.20		1.50		1.07		4
9.34	(10.55)	101,083	1.04		1.33		0.91		20
10.50	(9.71)	137,964	1.06		1.27		0.14		32
11.70	6.32 (4)	68,343	1.09	(3)	1.29	(3)	0.99	(3)	18 (4)
11.07	6.01	60,669	1.01		1.26		0.93		11

$9.70	(1.89)%	$36,495	0.20%		0.39%		2.16%		18%
10.06	11.11 (4)	31,732	0.20	(3)	0.51	(3)	1.83	(3)	4

(8)	The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.

(9)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

(10)	See Note 3C in the Notes to Financial Statements for information on recapture of expense previously waived.
See Notes to Financial Statements

39

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2011
1.	Organization
Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.
As of the date of this report, 22 funds are offered for sale (each a “Fund”), of which five are reported in this annual report. Each Fund’s investment objective is outlined on the respective Fund’s summary page.
All the Funds offer Class A, Class C, and Class I shares. Class A shares of the Funds are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% — 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
Class C shares are generally sold with a 1% CDSC if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Effective January 1, 2011, Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved 12b-1 and/or shareholder servicing plan and has exclusive voting rights with respect to this plan. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.
2.	Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security valuation:
Security valuation procedures for the Funds have been approved by the Board. All internally fair valued securities, referred to below, are approved by a valuation committee appointed under the direction of the Board.
The Funds utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.
•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

40

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
•	Level 3 — prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.
Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these foreign markets. In such cases the Funds fair value foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADR’s, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed Securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (“OTC”) derivative contracts, which include Forward Currency Contracts and Equity Linked Instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

41

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
Short-term Notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market and are generally categorized as Level 2 in the hierarchy.
A summary of the inputs used to value the Funds’ major categories of assets and liabilities, which primarily includes investments of the Fund, by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security transactions and related income:

Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C.	Income taxes:

Each Fund is treated as a separate taxable entity. It is the intent of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2011, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2008 forward (with limited exceptions).

D.	Distributions to shareholders:

Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses:

Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately used.

42

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
In addition to the Net Annual Operating Expenses that the Funds bear directly, the shareholders of the Funds indirectly bear the pro-rata expenses of the underlying mutual funds in which certain funds invest.
F.	Securities lending:

Certain Funds may loan securities to qualified brokers through an agreement with Bank of New York Mellon (“BNY Mellon”), the Funds’ custodian. Under the terms of agreement, each such Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BNY Mellon for its service as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral. At September 30, 2011, the Funds had no securities on loan.
3.	Investment Advisory Fee and Related Party Transactions ($ reported in thousands except as noted)
A.	Adviser:

Virtus Investment Advisers, Inc. (“VIA,” the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Trust.

For managing, or directing the management of, the investments of each Fund, the Adviser is entitled to a fee based upon the following annual rates:
Allocator Premium AlphaSectorSM Fund — 1.10% for the first $2 billion, 1.05% for over $2 billion up to $4 billion and 1.00% for average daily net assets over $4 billion.
AlphaSectorSM Rotation Fund — 0.45% of the first $1 billion of the average daily net assets and 0.40% of average daily net assets over $1 billion.
Global Premium AlphaSectorSM Fund — 1.10% for the first $2 billion, 1.05% for over $2 billion up to $4 billion and 1.00% for average daily net assets over $4 billion.
Premium AlphaSectorSM Fund — 1.10% of the average daily net assets.
Alternatives Diversifier Fund — for the period of October 1, 2010 through November 30, 2010, the rate was 0.10% of the average daily net assets. Effective December 1, 2010, the adviser has discontinued this fee.
The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

43

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
B.	Subadviser:

The subadvisers manage the investments of the Funds for which they are paid a fee by the Adviser. The subadvisers with respect to the Funds they serve are as follows:

Subadviser
Allocator Premium AlphaSectorSM Fund	F-Squared LLC(1)(3), Euclid(4)
AlphaSectorSM Rotation Fund	F-Squared Inc.(2)(3), Euclid(4)
Global Premium AlphaSectorSM Fund	F-Squared LLC(1)(3), Euclid(4)
Premium AlphaSectorSM Fund	F-Squared LLC(1)(3), Euclid(4)
Alternatives Diversifier Fund	Euclid(4)

(1)	F-Squared Institutional Advisors, LLC (“F-Squared LLC”)

(2)	F-Squared Investments, Inc. (“F-Squared Inc.”)

(3)	F-Squared Inc. and/or F-Squared LLC (collectively “F-Squared”) provides Euclid (prior to September 30, 2011, VIA) with a proposed asset allocation among ETFs. Final allocations and trading for each Fund is conducted by VIA based on F-Squared’s recommendations.

(4)	Euclid Advisors LLC, an indirect wholly-owned subsidiary of Virtus, was added effective September 30, 2011.
C.	Expense Limits and Fee Waivers:

The Adviser has voluntarily agreed to limit each Fund’s total operating expenses (excluding acquired Fund fees and expenses, taxes and extraordinary expenses), so that such expenses do not exceed the below percentages of the average daily net asset values for the following Funds. The Adviser may discontinue these voluntary expense caps at any time.

	Class A	Class C	Class I
Alternatives Diversifier Fund†	0.20%	0.20%	0.20%
Premium AlphaSectorSM Fund‡	1.70	2.45	1.45

†	Excluding 12b-1 fees.

‡	For the period of October 1, 2010 through June 30, 2011, the expense limitation was contractual.
The Adviser has contractually agreed to limit the following Funds’ total operating expenses (excluding acquired Fund fees and expenses, interest, taxes, and extraordinary expenses).

				Through
	Class A	Class C	Class I	Date
Allocator Premium AlphaSectorSM Fund‡	1.75%	2.50%	1.50%	3/31/12
Global Premium AlphaSectorSM Fund‡	1.75	2.50	1.50	3/31/12

44

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
The Adviser may recapture operating expenses waived or reimbursed under this arrangement, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. Each Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with applicable expense limitations. All or a portion of the following Adviser reimbursed expenses may be recaptured by the end of the fiscal year shown below.

	Expiration Date
	2012	2013	2014	Total
Allocator Premium AlphaSectorSM Fund	$—	$—	$54	$54
Global Premium AlphaSectorSM Fund	—	—	60	60
Alternatives Diversifier Fund	775	770	435	1,980

*	The Premium AlphaSector Fund has recaptured $24 (reported in thousands) the entire amount available to recapture in the current fiscal year.
D.	Distributor:

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, the distributor of each Fund’s shares, has advised the Funds that for the fiscal year (the “period”) ended September 30, 2011, it retained Class A net commissions of $985 and deferred sales charges of $13; and Class C deferred sales charges of $158.

In addition, each Fund pays VP Distributors distribution and/or service fees under Board-approved 12b-1 and shareholder service plans as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class A shares 0.25%(1); Class C shares 1.00%(2); Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a CDSC fee, the CDSC schedule of the original shares purchased continues to apply.

(1)	The Funds invest in ETFs. In addition the Funds bear their proportionate share of any distribution and shareholder servicing fees of the ETFs.

(2)	The Funds’ distributor has contractually agreed to waive its 12b-1 fees applicable to Class C Shares to the extent that the Funds’ investments in underlying ETFs with their own 12b-1 fees would otherwise cause the total 12b-1 fees paid directly or indirectly by the Fund to exceed the limits set forth in applicable law or regulation.

E.	Administration and Transfer Agent Services:

VP Distributors serves as the Administrator to the Trust. For the period ended September 30, 2011, VP Distributors received administration fees totaling $1,838 which are included in the Statement of Operations. A portion of these fees is paid to outside entities that also provide services to the Funds.

VP Distributors also serves as the Trust’s transfer agent. For the period ended September 30, 2011, VP Distributors received transfer agent fees totaling $2,407 which are included in the Statements of Operations. A portion of these fees is paid to outside entities that also provide services to the Funds.

45

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
($ reported in thousands, except as noted)
F.	Affiliated Shareholders:

At September 30, 2011, Virtus, its affiliates, Bank of Montreal (“BoM”) (a minority investor in Virtus) and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Funds which may be redeemed at any time that aggregated the following:

	Aggregate	Net Asset
	Shares	Value
Global Premium AlphaSectorSM Fund Class I	80,176	$755
G.	Investments in Affiliates:

A summary of the Alternatives Diversifier Fund’s total long-term and short-term purchases and sales of the Class I shares of the underlying Funds during the period ended September 30, 2011 is as follows:

	Balance	Purchases(1)	Sales Proceeds
	at	10/1/10 –	10/1/10 –
	9/30/10	9/30/11	9/30/11
Global Commodities Stock Fund	$—	$18,000	—
Global Infrastructure Fund	34,691	999	8,410
International Real Estate Securities Fund	23,845	4,643	6,900
Market Neutral Fund	45,358	1,226	15,950
Real Estate Securities Fund	22,889	4,548	3,300
Senior Floating Rate Fund	22,790	1,488	10,275

	$149,573	$30,904	$44,835

			Distributions
		Dividend	of Realized
	Balance	Income	Gains
	at	10/1/10 –	10/1/10 –
	9/30/11	9/30/11	9/30/11
Global Commodities Stock Fund	$15,130	$—	$—
Global Infrastructure Fund	28,135	999	—
International Real Estate Securities Fund	17,672	2,393	—
Market Neutral Fund	25,414	—	1,226
Real Estate Securities Fund	23,612	298	—
Senior Floating Rate Fund	13,293	1,310	178

	$123,256	$5,000	1,404

(1)	Includes reinvested dividends from income and capital gain distributions.

46

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
4.	Purchases and Sales of Securities
($ reported in thousands)

Purchases and sales of investment securities (excluding U.S. Government securities and agency securities, forward currency contracts, futures and short-term securities) during the period ended September 30, 2011, were as follows:

	Purchases	Sales
Allocator Premium AlphaSectorSM Fund	$101,529	$36,304
AlphaSectorSM Rotation Fund	617,797	704,180
Global Premium AlphaSectorSM Fund	38,360	17,069
Premium AlphaSectorSM Fund	5,011,061	2,840,669
Alternatives Diversifier Fund	38,663	83,274
5.	Capital Share Transactions
(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Allocator Premium AlphaSectorSM Fund
	From Inception
	March 15, 2011 to
	September 30, 2011
	SHARES	AMOUNT
Class A
Sale of shares	1,414	$14,297
Shares repurchased	(152)	(1,490)

Net Increase / (Decrease)	1,262	$12,807

Class C
Sale of shares	3,397	$34,172
Shares repurchased	(44)	(428)

Net Increase / (Decrease)	3,353	$33,744

Class I
Sale of shares	2,069	$20,856
Shares repurchased	(99)	(964)

Net Increase / (Decrease)	1,970	$19,892

47

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011

	AlphaSectorSM Rotation Fund
	Year Ended		Year Ended
	September 30, 2011		September 30, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	7,622	$84,771	23,021	$229,246
Reinvestment of distributions	229	2,572	78	733
Plan of Reorganization (See Note 8)	1,740	20,108	—	—
Shares repurchased	(11,171)	(123,434)	(8,246)	(80,458)

Net Increase / (Decrease)	(1,580)	$(15,983)	14,853	$149,521

Class C
Sale of shares	3,894	$43,337	11,903	$117,490
Reinvestment of distributions	68	751	5	54
Plan of Reorganization (See Note 8)	1,628	18,644	—	—
Shares repurchased	(5,104)	(56,032)	(3,000)	(28,780)

Net Increase / (Decrease)	486	$6,700	8,908	$88,764

Class I
Sale of shares	5,668	$63,210	12,711	$126,049
Reinvestment of distributions	65	725	19	176
Plan of Reorganization (See Note 8)	216	2,500	—	—
Shares repurchased	(8,935)	(97,193)	(1,720)	(16,552)

Net Increase / (Decrease)	(2,986)	$(30,758)	11,010	$109,673

	Global Premium AlphaSectorSM Fund
	From Inception
	March 15, 2011 to
	September 30, 2011
	SHARES	AMOUNT
Class A
Sale of shares	598	$6,114
Reinvestment of distributions	1	7
Shares repurchased	(18)	(170)

Net Increase / (Decrease)	581	$5,951

Class C
Sale of shares	539	$5,406
Reinvestment of distributions	—	—
Shares repurchased	(19)	(181)

Net Increase / (Decrease)	520	$5,225

Class I
Sale of shares	1,030	$10,337
Reinvestment of distributions	1	7
Shares repurchased	(16)	(149)

Net Increase / (Decrease)	1,015	$10,195

48

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011

	Premium AlphaSectorSM Fund
			From Inception
	Year Ended		July 1, 2010 to
	September 30, 2011		September 30, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	90,727	$1,127,913	8,409	$90,954
Reinvestment of distributions	237	2,973	—	—
Shares repurchased	(16,918)	(204,973)	(451)	(4,840)

Net Increase / (Decrease)	74,046	$925,913	7,958	$86,114

Class C
Sale of shares	39,177	$487,360	2,697	$28,909
Reinvestment of distributions	34	421	—	—
Shares repurchased	(2,496)	(30,391)	(17)	(187)

Net Increase / (Decrease)	36,715	$457,390	2,680	$28,722

Class I
Sale of shares	72,514	$906,893	2,291	$24,912
Reinvestment of distributions	120	1,516	—	—
Shares repurchased	(10,385)	(124,828)	(94)	(1,008)

Net Increase / (Decrease)	62,249	$783,581	2,197	$23,904

	Alternatives Diversifier Fund
	Year Ended		Year Ended
	September 30, 2011		September 30, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	1,812	$19,407	4,042	$39,056
Reinvestment of distributions	134	1,411	295	2,845
Shares repurchased	(5,231)	(55,755)	(10,636)	(101,864)

Net Increase / (Decrease)	(3,285)	$(34,937)	(6,299)	$(59,963)

Class C
Sale of shares	736	$7,804	1,406	$13,424
Reinvestment of distributions	57	593	96	927
Shares repurchased	(2,417)	(25,456)	(3,747)	(35,716)

Net Increase / (Decrease)	(1,624)	$(17,059)	(2,245)	$(21,365)

Class I
Sale of shares	2,273	$24,383	4,673	$44,596
Reinvestment of distributions	25	261	9	84
Shares repurchased	(1,692)	(18,067)	(1,527)	(14,718)

Net Increase / (Decrease)	606	$6,577	3,155	$29,962

49

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
6.	10% Shareholders

As of September 30, 2011, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which in each case individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below.

	% of Shares	Number of
	Outstanding	Accounts
Allocator Premium AlphaSectorSM Fund	11%	1
AlphaSectorSM Rotation Fund	37	3
Global Premium AlphaSectorSM Fund	26	1
Premium AlphaSectorSM Fund	26	2
Alternatives Diversifier Fund†	12	1

†	The Alternatives Diversifier Fund does not invest in the underlying funds for the purpose of exercising management or control; however, investments made by the Fund within each of its principal investment strategies may represent a significant portion of an underlying fund’s net assets. At September 30, 2011, the Fund was the owner of record of approximately 95% of the Global Commodities Stock Fund, 64% of the International Real Estate Securities Fund, 68% of the Market Neutral Fund and 45% of the Global Infrastructure Fund.
7.	Credit Risk and Asset Concentration

Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

8.	Plan of Reorganization

(All amounts except for the per share amounts are reported in thousands)

At the Board Meeting held on November 17, 2010, all of the Trustees of the Virtus Opportunities Trust on behalf of Virtus AlphaSectorSM Allocation Fund (“AlphaSectorSM Allocation,” the “Merging Fund”) including the Disinterested Trustees, considered and approved The Agreement and Plan of Reorganization (The “Plan”) as set forth. In the reorganization, all of the assets of the Merging Fund were acquired by AlphaSectorSM Rotation (“AlphaSector Rotation”, the “Acquiring Fund”) in exchange for Class A, Class C and Class I shares of AlphaSectorSM Rotation and the assumption of the liabilities of Merging Fund (the “Reorganization”). Class A, Class C and Class I shares of the Acquiring Fund were distributed to each shareholder in liquidation of Merging Fund. The purpose of the transaction was to eliminate the offering of overlapping Funds with similar investment objectives and similar investment strategies within the Trust, while simultaneously creating economies of scale for the surviving Fund that were intended to lower Fund expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Merging Fund was carried forward to align ongoing reporting of the Acquiring Fund with respect to realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The acquisitions were accomplished by a tax-free exchange of shares on March 25, 2011.

50

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011

						Net Asset
						Value of
Merging		Shares	Acquiring		Shares	Converted
Fund		Outstanding	Fund		Converted	Shares
AlphaSectorSM			AlphaSectorSM
Allocation	Class A	1,780	Rotation	Class A	1,740	$20,108
	Class C	1,653		Class C	1,628	18,644
	Class I	221		Class I	216	2,500
The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Unrealized
Merging		Appreciation	Acquiring
Fund	Net Assets	(Depreciation)	Fund	Net Assets
AlphaSectorSM			AlphaSectorSM
Allocation	$41,252	$4,809	Rotation	$447,106
Assuming the acquisition had been completed on October 1, 2010, AlphaSectorSM Rotation’s results of operations for the year ended September 30, 2011, would have been as follows:

Net investment income (loss)	$4,129	(a)
Net gain (loss) on investments	$25,844	(b)
Net increase (decrease) in assets from operations	$29,973

(a)	$3,835, as reported in the Statement of Operations, plus $294 Net Investment Income from AlphaSectorSM Allocation pre-merger.

(b)	$19,064, as reported in the Statement of Operations, plus $6,780 Net Realized and Unrealized Gain (Loss) on Investments from AlphaSectorSM Allocation pre-merger.
Because both AlphaSectorSM Allocation and AlphaSectorSM Rotation sold and redeemed shares throughout the period, providing pro-forma information on a per-share basis is not feasible. Because the combined Funds have been managed as an integrated single Fund since the completion date it is also not feasible to separate the income/(losses) and gains/(losses) of the merged AlphaSectorSM Allocation Fund that have been included in the acquiring AlphaSectorSM Rotation Fund’s Statement of Operations since March 25, 2011.
9. Indemnifications
Under the Funds’ organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these arrangements.
10.	Exemptive Order

On June 5, 2006, the SEC issued an order under Section 12(d) (1) (J) of the Investment Company Act (“1940 Act”) granting an exemption from Sections 12(d) (1) (A) and (B) of the 1940 Act and under Sections 6(c) and 17(b) of the 1940 Act granting an exemption from Section 17(a) of the 1940 Act, which permits the Trust to invest in other affiliated and unaffiliated funds, including exchange-traded funds.

51

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
11.	Federal Income Tax Information

($ reported in thousands)

At September 30, 2011, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

				Net Unrealized
	Federal	Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Allocator Premium AlphaSectorSM Fund	$63,266	$295	$(1,005)	$(710)
AlphaSectorSM Rotation Fund	406,662	7,361	(90)	7,271
Global Premium AlphaSectorSM Fund	20,475	75	(458)	(383)
Premium AlphaSectorSM Fund	2,187,077	7,691	(12,091)	(4,400)
Alternatives Diversifier Fund	208,357	19,434	(45,898)	(26,464)
The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:

	Expiration Year
	2017	2018	No Expiration	Total
AlphaSectorSM Rotation Fund	$3,749	$1,800	$—	$5,549
Global Premium AlphaSectorSM Fund	—	—	1,107	1,107
Alternatives Diversifier Fund	—	61,357	—	61,357
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.
The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

For the period ended September 30, 2011, the following funds utilized losses deferred in prior years against current year capital gains:

AlphaSectorSM Rotation Fund	$17,182
Alternatives Diversifier Fund	6,397
Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2011, the Funds deferred and recognized post-October losses as follows:

	Capital Loss	Capital Loss
	Deferred	Recognized
AlphaSectorSM Rotation Fund	$—	$5,881
Premium AlphaSectorSM Fund	133,969	—
Alternatives Diversifier Fund	—	1,129

52

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of the following:

	Undistributed		Undistributed
	Ordinary		Long-Term
	Income		Capital Gains
Allocator Premium AlphaSectorSM Fund	$0	(1)	$0	(1)
AlphaSectorSM Rotation Fund	635		8,568
Global Premium AlphaSectorSM Fund	35		—
Premium AlphaSectorTM Fund	3,394		—
Alternatives Diversifier Fund	770		—

(1)	Amount disclosed as zero since the tax year has not completed.
The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes.
12.	Reclassification of Capital Accounts

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of September 30, 2011, the Funds recorded reclassifications to increase (decrease) the accounts as listed below ($ reported in thousands):

	Capital Paid in		Undistributed		Accumulated
	on Shares of		Net Investment		Net Realized
	Beneficial Interest		Income (Loss)		Gain (Loss)
Allocator Premium AlphaSectorSM Fund	$0	(1)	$0	(1)	$0	(1)
AlphaSectorSM Rotation Fund	4,848		42		(4,890)
Alternatives Diversifier Fund	267		(518)		251

(1)	Amount disclosed as zero since the tax year has not completed.
13.	Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

53

VIRTUS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2011
In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. ASU No. 2010-06 will be implemented effective with the start of the next reporting period.
14.	Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

Effective November 7, 2011, securities lending was suspended on all Virtus Funds.

54

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
To the Board of Trustees of Virtus Opportunities Trust and
Shareholders of the Funds, as defined:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Virtus Allocator Premium Alpha Sector Fund, Virtus Alpha Sector Rotation Fund, Virtus Global Premium AlphaSector Fund, Virtus Premium AlphaSector Fund, and Virtus Alternatives Diversifier Fund, (the “Funds”), each a series of Virtus Opportunities Trust, at September 30, 2011, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian, brokers and underlying funds’ transfer agent, provide a reasonable basis for our opinion.
Philadelphia, Pennsylvania
November 22, 2011

55

VIRTUS OPPORTUNITIES TRUST
TAX INFORMATION NOTICE
SEPTEMBER 30, 2011 (Unaudited)
For the fiscal year ended September 30, 2011, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amounts will be designated in the next annual report. The actual percentage for the calendar year will be designated in year-end tax statements.

Fund	QDI	DRD	LTCG
Allocator Premium AlphaSectorSM Fund	100%	100%	$0
AlphaSectorSM Rotation Fund	100	100	8,568
Global Premium AlphaSectorSM Fund	100	100	0
Premium AlphaSectorSM Fund	100	100	0
Alternatives Diversifier Fund	64	29	0

56

Consideration of Subadvisory Agreement for
Virtus AlphaSector Rotation Fund
Virtus Allocator Premium AlphaSector Fund
Virtus Global Premium AlphaSector Fund
Virtus Premium AlphaSector Fund by the Board of Trustees
     The Board of Trustees (the “Board”) of Virtus Opportunities Trust (the “Trust”), including a majority of the Trustees who are not interested persons as defined in Section 2(a)(19) of the Investment Company Act of 1940, last renewed the investment advisory agreement between Virtus Investment Advisers, Inc. (the “Adviser” or “VIA”) and the Trust (the “Advisory Agreement”), with respect to the Virtus Allocator Premium AlphaSector Fund and Virtus Global Premium AlphaSector Fund at an in-person meeting held on February 23-25, 2011, and with respect to Virtus Premium AlphaSector Fund (all previously listed funds, collectively, the “Funds”) and certain other funds of the Trust at an in-person meeting held on November 16-18, 2010, and the investment subadvisory agreement between VIA and F-Squared Institutional Advisors, LLC, with respect to the Funds, at an in-person meeting held on November 16-18, 2010. At an in-person Board meeting held on August 24-26, 2011, Fund Management recommended that Euclid Advisors LLC (“Euclid” or the “Subadviser”) be appointed as co-subadviser to the Funds and that the Adviser enter into a new subadvisory agreement with Euclid (the “Subadvisory Agreement”). The Board considered and approved the Subadvisory Agreement for the Funds with Euclid, as further discussed below.
     In evaluating the proposal to appoint Euclid, the Board requested and evaluated information provided by the Adviser and Euclid which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether an additional subadviser would be in the best interests of the Funds and their shareholders. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the portfolio management team. The Board noted the affiliation of the Subadviser with VIA and any potential conflicts of interest.
     The Independent Trustees were separately advised by independent legal counsel throughout the process. The Board considered all the criteria separately with respect to the Funds and their shareholders. In their deliberations, the Trustees considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.
Basis for the Board’s Recommendation
     In making its determination with respect to the Subadvisory Agreement, the Trustees considered various factors, including:
•	Nature, extent, and quality of the services to be provided by the Subadviser. The Trustees received in advance of the meeting information in the form of an extensive questionnaire completed by the Subadviser concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that the portfolio management team would not change, and that the Subadviser would provide portfolio management, compliance with the Funds’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Trustees reviewed biographical information for the portfolio manager who would continue to provide services under the Subadvisory Agreement and noted the breadth and depth of experience presented. In considering the approval of the Subadvisory Agreement, the Trustees considered the Subadviser’s investment management process, including (a) the experience, capability and integrity of the Subadviser’s management and other personnel committed by the Subadviser to the Funds; (b) the financial position of the Subadviser; (c) the quality

57

Consideration of Subadvisory Agreement for
Virtus AlphaSector Rotation Fund
Virtus Allocator Premium AlphaSector Fund
Virtus Global Premium AlphaSector Fund
Virtus Premium AlphaSector Fund by the Board of Trustees (Continued)
and commitment of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices. The Board concluded that the nature, extent and quality of the services to be provided by the Subadviser to the Funds was reasonable;
•	Investment Performance. The Board considered the performance of each Fund relative to its benchmark and comparable funds. The Board took into account that the same portfolio management team that currently managed the Funds would continue to do so under the Subadvisory Agreement. The Board concluded that the performance of each Fund was satisfactory;

•	Subadvisory Fee. The Board took into account that the fees paid by the Funds to VIA under the Advisory Agreement would not change. The Board also noted that the Funds’ subadvisory fees are paid by VIA and not by the Funds, so that Fund shareholders are not directly impacted by those fees. The Board concluded that the proposed subadvisory fee was fair and reasonable in light of services to be provided by Euclid and all factors considered;

•	Profitability and economies of scale. In considering the profitability to the Subadviser of its relationship with the Funds, the Board noted the fact that the fees under the Subadvisory Agreement are paid by VIA out of the advisory fees that it receives under the Advisory Agreement and not by the Funds. The Board also noted that the advisory fee to be paid by each Fund to VIA would not change. For these reasons, the profitability to the Subadviser of its relationship with the Funds was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in the Subadviser’s management of the Funds to be a material factor in its consideration at this time.

•	Other Benefits. The Board considered other benefits that may be realized by the Subadviser and its affiliates from their relationship with the Funds. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VIA, there are no other tangible benefits to the Subadviser or VIA in providing investment advisory services to the Funds, other than the fee to be earned under the Subadvisory Agreement. There may be certain intangible benefits gained to the extent that serving the Funds could provide the opportunity to provide advisory services to additional portfolios of the Trust or could enhance the Subadviser’s reputation in the marketplace, and, therefore, would enable the Subadviser to attract additional client relationships.
     Based on all of the foregoing considerations, the Board, including the Independent Trustees, determined that approval of the Subadvisory Agreement was in the best interests of the Funds and their shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Subadvisory Agreement with respect to the Funds.

58

Consideration of Subadvisory Agreement for
Virtus Alternatives Diversifier Fund
by the Board of Trustees
     The Board of Trustees (the “Board”) of Virtus Opportunities Trust (the “Trust”), including a majority of the Trustees who are not interested persons as defined in Section 2(a)(19) of the Investment Company Act of 1940, last renewed the investment advisory agreement between Virtus Investment Advisers, Inc. (the “Adviser” or “VIA”) and the Trust, with respect to the Virtus Alternatives Diversifier Fund (the “Fund”) and certain other funds of the Trust (the “Advisory Agreement”), at an in-person meeting held on November 16-18, 2010. At an in-person Board meeting held on August 24-26, 2011, Fund Management recommended that Euclid Advisors LLC (“Euclid” or the “Subadviser”) be appointed as subadviser to the Fund and that the Adviser enter into a new subadvisory agreement with Euclid (the “Subadvisory Agreement”). VIA will remain as investment adviser to the Fund. The portfolio managers and advisory services to the Fund will not change. Although VIA is the investment adviser to each Virtus Mutual Fund, in most cases a sub-adviser performs the day-to-day investment management. The appointment of Euclid continues this Virtus model. The Board considered and approved the Subadvisory Agreement for the Fund with Euclid, as further discussed below.
     In evaluating the proposal to appoint Euclid, the Board requested and evaluated information provided by the Adviser and Euclid which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether addition of the subadviser would be in the best interests of the Fund and its shareholders. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by the portfolio management team. The Board noted the affiliation of the Subadviser with VIA and any potential conflicts of interest.
     The Independent Trustees were separately advised by independent legal counsel throughout the process. The Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Trustees considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.
Basis for the Board’s Recommendation
     In making its determination with respect to the Subadvisory Agreement, the Trustees considered various factors, including:
•	Nature, extent, and quality of the services to be provided by the Subadviser. The Trustees received in advance of the meeting information in the form of an extensive questionnaire completed by the Subadviser concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that the portfolio management team would not change, and that the Subadviser would provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Trustees reviewed biographical information for the portfolio managers who would continue to provide services under the Subadvisory Agreement and noted the breadth and depth of experience presented. In considering the approval of the Subadvisory Agreement, the Trustees considered the Subadviser’s investment management process, including (a) the experience, capability and integrity of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the financial position of the Subadviser; (c) the quality and commitment of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices. The Board also

59

Consideration of Subadvisory Agreement for
Virtus Alternatives Diversifier Fund
by the Board of Trustees (Continued)
took into account its familiarity with the Subadviser in providing services to other funds of the Trust. The Board concluded that the nature, extent and quality of the services to be provided by the Subadviser to the Fund were reasonable;
•	Investment Performance. The Board considered the performance of the Fund relative to its benchmark and comparable funds. The Board took into account that the same portfolio management team that currently managed the Fund would continue to do so under the Subadvisory Agreement. The Board concluded that the performance of the Fund was satisfactory;

•	Subadvisory Fee. The Board took into account that the fees paid by the Fund to VIA under the Advisory Agreement would not change. The Board also noted that the Fund’s subadvisory fees are paid by VIA and not by the Fund, so that Fund shareholders are not directly impacted by those fees. The Board concluded that the proposed subadvisory fee was fair and reasonable in light of services to be provided by Euclid and all factors considered;

•	Profitability and economies of scale. In considering the profitability to the Subadviser of its relationship with the Fund, with the Board noted the fact that the fees under the Subadvisory Agreement are paid by VIA out of the advisory fees that it receives under the Advisory Agreement and not by the Fund. The Board also noted that the advisory fee to be paid by the Fund to VIA would not change. In addition, the Board noted that VIA had implemented voluntary expense limitations with respect to the total net operating expenses of the Fund. For these reasons, the profitability to the Subadviser of its relationship with the Fund was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in the Subadviser’s management of the Fund to be a material factor in its consideration at this time.

•	Other Benefits. The Board considered other benefits that may be realized by the Subadviser and its affiliates from their relationship with the Fund. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VIA, there are no other tangible benefits to the Subadviser or VIA in providing investment advisory services to the Fund, other than the fee to be earned under the Subadvisory Agreement. There may be certain intangible benefits gained to the extent that serving the Fund could provide the opportunity to provide advisory services to additional portfolios of the Trust or could enhance the Subadviser’s reputation in the marketplace, and, therefore, would enable the Subadviser to attract additional client relationships.
     Based on all of the foregoing considerations, the Board, including the Independent Trustees, determined that approval of the Subadvisory Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Subadvisory Agreement with respect to the Fund.

60

FUND MANAGEMENT TABLES (Unaudited)
     Information pertaining to the Trustees and officers of the Trust as of September 30, 2011, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.
Independent Trustees

Name, Year of Birth,	Principal Occupation(s)
Year Elected and	During Past 5 Years and
Number of Funds Overseen	Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 Served since 1996 45 Funds	Chairman, Bloc Global Services Group, LLC (construction and redevelopment company) (2010 to present). Managing Director, Almanac Capital Management (commodities business) (2007 to 2008). Partner, Stonington Partners, Inc. (private equity fund) (2001 to 2007). Director/Trustee, Wells Fargo Advantage Funds (f/k/a Evergreen Funds) (152 portfolios) (1989 to present). Director, Diversapak (soft packaging company) (2002 to present). Director, Obaji Medical Products (skin care company) (2003 to 2007).

Philip R. McLoughlin Chairman YOB: 1946 Served since 1996 58 Funds	Managing Director, SeaCap Asset Management Fund I, L.P. (2009 to present) and SeaCap Partners, LLC (investment management) (2009 to 2010). Partner, Cross Pond Partners, LLC (strategy consulting firm) (2006 to present). Chairman (2010 to present) and Director (1991 to present), World Trust Fund. Chairman and Trustee, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios) (2003 to present). Director, DTF Tax-Free Income Fund, Inc. and Duff & Phelps Utility and Corporate Bond Trust, Inc. (1996 to present); DNP Select Income Fund Inc. (2009 to present); and Duff & Phelps Global Utility Income Fund Inc. (2011 to present). Director, Argo Group International Holdings, Inc. and its predecessor, PXRE Corporation (insurance) (1986 to 2009).

Geraldine M. McNamara YOB: 1951 Served since 2001 49 Funds James M. Oates YOB: 1946 Served since 1996 45 Funds	Retired. Managing Director, U.S. Trust Company of New York (private bank) (1982 to 2006). Director, DTF Tax-Free Income Fund, Inc. and Duff & Phelps Utility and Corporate Bond Trust, Inc. (2003 to present); DNP Select Income Fund Inc. (2009 to present); and Duff & Phelps Global Utility Income Fund Inc. (2011 to present).

Managing Director, Wydown Group (consulting firm) (1994 to present). Chairman and Trustee, John Hancock Trust (115 portfolios) and John Hancock Funds II (87 portfolios) (2005 to present). Director, Stifel Financial (1996 to present). Chairman, Connecticut River Bank (1999 to present). Director, Connecticut River Bancorp (1998 to present). Chairman, Emerson Investment Management, Inc. (2000 to present). Director, Trust Company of New Hampshire (2002 to present). Director, Beaumont Financial Partners, LLC (2000 to present). President of the Board (1999 to present) and Director (1985 to present), Middlesex School. Founder, Chairman (1997 to 2006) and Non-Executive Chairman (2007 to present), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services). Director, Investors Bank and Trust Co. and Investors Financial Services Corporation (1995 to 2007). Trustee, John Hancock Funds III (2005 to 2006).

Richard E. Segerson YOB: 1946 Served since 1996 45 Funds	Managing Director, Northway Management Company (1998 to present).

Ferdinand L.J. Verdonck YOB: 1942 Served since 1996 45 Funds	Trustee, The J.P. Morgan Fleming Continental European Investment Trust (1998 to present). Director, Galapagos N.V. (biotechnology) (2005 to present). Mr. Verdonck is also a director of several non-U.S. companies.

61

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
     The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

Name, Year of Birth,	Principal Occupation(s)
Year Elected and	During Past 5 Years and
Number of Funds Overseen	Other Directorships Held by Trustee
George R. Aylward(1) President YOB: 1964 Served since 2006 47 Funds	Director, President and Chief Executive Officer (2008 to present), Director and President (2006 to 2008), Chief Operating Officer (2004 to 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Various senior officer positions with Virtus affiliates (2008 to present). Senior Executive Vice President and President, Asset Management (2007 to 2008), Senior Vice President and Chief Operating Officer, Asset Management (2004 to 2007), The Phoenix Companies, Inc. Various senior officer positions with Phoenix affiliates (2005 to 2008). President (2006 to present), Executive Vice President (2004 to 2006), the Virtus Mutual Funds Family. President, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios) (since 2010). Chairman, President and Chief Executive Officer, The Zweig Fund, Inc. and Zweig Total Return Fund, Inc. (2006 to present).

(1)	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.

62

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Officers of the Trust Who Are Not Trustees

Position(s) Held with
Name, Address and	Trust and Length of	Principal Occupation(s)
Year of Birth	Time Served	During Past 5 Years
Francis G. Waltman YOB: 1962	Senior Vice President since 2008.	Executive Vice President, Head of Product Management (2009 to present), Senior Vice President, Asset Management Product Development (2008 to 2009), Senior Vice President, Asset Management Product Development (2005 to 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Senior Vice President, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios) (since 2010). Director (2008 to 2009), Director and President (2006 to 2007), VP Distributors, Inc. (f/k/a Phoenix Equity Planning Corporation). Director and Senior Vice President, Virtus Investment Advisers, Inc. (2008 to present).

Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2010.	Vice President, Virtus Investment Partners, Inc. (2008 to present); Chief Compliance Officer, Virtus Investment Partners, Inc. (2008 to 2011); Chief Compliance Officer, Virtus Variable Insurance Trust (9 portfolios) (since 2011); Vice President and Counsel, The Phoenix Cos., Inc. (2003 to 2008).

W. Patrick Bradley YOB: 1972	Chief Financial Officer and Treasurer since 2005; Vice President since 2011	Senior Vice President, Fund Administration (2009 to present), Vice President, Fund Administration (2007 to 2009), Second Vice President, Fund Control & Tax (2004 to 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Chief Financial Officer and Treasurer (2006 to present), Vice President and Principal Accounting Officer (2006 to 2010), Assistant Treasurer (2004 to 2006), Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios). Chief Financial Officer and Treasurer (2005 to present), Assistant Treasurer (2004 to 2006), certain funds within the Virtus Mutual Funds Family.

Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (2009 to present), Counsel and Secretary (2008 to present) and Vice President (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries. Vice President, Chief Legal Officer, Counsel and Secretary, Virtus Variable Insurance Trust (f/k/a The Phoenix Edge Series Fund) (9 portfolios) (since 2010). Vice President and Counsel, Phoenix Life Insurance Company (2005 to 2008). Compliance Officer of Investments and Counsel, Travelers Life and Annuity Company (January 2005 to May 2005). Assistant General Counsel and certain other positions, The Hartford Financial Services Group (1995 to 2005).

63

VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
George R. Aylward
Leroy Keith, Jr.
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
James M. Oates
Richard E. Segerson
Ferdinand L.J. Verdonck
Officers
George R. Aylward, President
Francis G. Waltman, Senior Vice President
Nancy J. Engberg, Vice President and Chief Compliance Officer
W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer
Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary
Investment Adviser
Virtus Investment Advisers, Inc.
100 Pearl Street
Hartford, CT 06103-4506
Principal Underwriter
VP Distributors, LLC
100 Pearl Street
Hartford, CT 06103-4506
Transfer Agent
VP Distributors, LLC
100 Pearl Street
Hartford, CT 06103-4506
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10005-2588
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042

How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Telephone Orders	1-800-367-5877
Text Telephone	1-800-243-1926
Web site	Virtus.com
Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

Virtus Allocator Premium AlphaSector Fund, Virtus AlphaSector Rotation Fund,
Virtus Alternatives Diversifier Fund, Virtus CA Tax-Exempt Bond Fund,
Virtus Global Premium AlphaSector Fund and Virtus Premium AlphaSector Fund,
each a series of Virtus Opportunities Trust
Supplement dated September 30, 2011 to the Summary Prospectuses and
Statutory Prospectus, each dated January 31, 2011, as supplemented
Important Notice to Investors
Virtus Allocator Premium AlphaSector Fund, Virtus AlphaSector Rotation Fund, Virtus Alternatives Diversifier Fund, Virtus Global Premium AlphaSector Fund and Virtus Premium AlphaSector Fund
     As approved by the Board of Trustees of Virtus Opportunities Trust, effective September 30, 2011, Euclid Advisors LLC (“Euclid”) became an investment subadviser for the above-named funds. The portfolio manager at VIA responsible for the funds will continue to manage the funds on behalf of Euclid.
     VIA will continue to be the funds’ investment adviser. No changes to the funds’ principal investment strategies are being made. Also, the fees and expenses paid by the funds remain unchanged.
     Each fund’s summary and statutory prospectuses are hereby revised as described below.
•	For Virtus Allocator Premium AlphaSector Fund and Virtus Global Premium AlphaSector Fund, the description of the subadviser under “Management” in each fund’s summary prospectus and in the respective summary section of the funds’ statutory prospectus is revised to read: “The fund’s subadvisers are Euclid Advisors LLC (“Euclid”), an affiliate of VIA, and F-Squared Institutional Advisors, LLC (“F-Squared”).” The description of Ms. Robinson under “Portfolio Management” is replaced with the following: “Amy Robinson, Managing Director at Euclid, is a manager of the fund. Ms. Robinson has been Portfolio Manager since inception in March 2011.”

•	For Virtus AlphaSector Rotation Fund, the description of the subadviser under “Management” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is revised to read: “The fund’s subadvisers are Euclid Advisors LLC (“Euclid”), an affiliate of VIA, and F-Squared Investments, Inc. (“F-Squared”).” The description of Ms. Robinson under “Portfolio Management” is replaced with the following: “Amy Robinson, Managing Director at Euclid, is a manager of the fund. Ms. Robinson has been Portfolio Manager since 2009.”

•	For Virtus Alternatives Diversifier Fund, the description of the adviser under “Management” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is revised to add: “The fund’s subadviser is Euclid Advisors LLC (“Euclid”), an affiliate of VIA.” The description of Mr. Neel is replaced with the following: “Carlton Neel, Senior Managing Director at Euclid, is a manager of the fund. Mr. Neel has been Portfolio Manager since 2008.” The description of Mr. Dickerson is replaced with the following: “David Dickerson, Managing Director at Euclid, is a manager of the fund. Mr. Dickerson has been Portfolio Manager since 2008.”

•	For Virtus Premium AlphaSector Fund, the description of the subadviser under “Management” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is revised to read: “The fund’s subadvisers are Euclid Advisors LLC (“Euclid”), an affiliate of VIA, and F-Squared Institutional Advisors, LLC (“F-Squared”).” The description of Ms. Robinson under “Portfolio Management” is replaced with the following: “Amy Robinson, Managing Director at Euclid, is a manager of the fund. Ms. Robinson has been Portfolio Manager since inception in July 2010.”

     Supplement dated September 30, 2011 to the Summary Prospectuses and Statutory Prospectus, each dated January 31, 2011, as supplemented (Continued)
•	The second and third sentences in the second paragraph under “The Adviser” on page 117 are hereby deleted.

•	The table showing subadvisers under “Management of the Funds” on page 118 is amended by adding or revising certain rows as follows:

Virtus Allocator Premium AlphaSector Fund	Euclid Advisors LLC (“Euclid”) and
F-Squared Institutional Advisors, LLC
(“F-Squared Institutional”)

Virtus AlphaSector Rotation Fund	Euclid and F-Squared Investments, Inc.

Virtus Alternatives Diversifier Fund	Euclid

Virtus Global Premium AlphaSector Fund	Euclid and
F-Squared Institutional

Virtus Premium AlphaSector Fund	Euclid and
F-Squared Institutional
•	The following is added under “The Subadvisers” on page 120:

Euclid, an affiliate of VIA, is located at 100 Pearl Street, Hartford, CT 06103. Euclid serves as subadviser to mutual funds. As of September 30, 2011, Euclid had approximately $3.7 billion in assets under management. As subadviser to Virtus Allocator Premium AlphaSector Fund, Virtus AlphaSector Rotation Fund, Virtus Global Premium AlphaSector Fund and Virtus Premium AlphaSector Fund, Euclid is responsible for determining final allocations and trading decisions following receipt of F-Squared’s and F-Squared Institutional’s investment recommendations.

•	The table showing subadvisory fees for each of the funds under “Management of the Funds” on page 121 is amended by adding the following rows:

Virtus Allocator Premium AlphaSector Fund	To Euclid: 20% of net investment management fee
To F-Squared Institutional: 50% of net investment management fee

Virtus AlphaSector Rotation Fund	To Euclid: 20% of net investment management fee
To F-Squared: 50% of net investment management fee

Virtus Alternatives Diversifier Fund	50% of net investment management fee
Virtus Global Premium AlphaSector Fund	To Euclid: 20% of net investment management fee
To F-Squared Institutional: 50% of net investment management fee

Virtus Premium AlphaSector Fund	To Euclid: 20% of net investment management fee
To F-Squared Institutional: 50% of net investment management fee
•	The following sentence is added to the paragraph after the table showing subadvisory

     Supplement dated September 30, 2011 to the Summary Prospectuses and Statutory Prospectus, each dated January 31, 2011, as supplemented (Continued)
fees: “With respect to the Virtus Allocator Premium AlphaSector Fund, Virtus Alpha Sector Rotation Fund, Virtus Alternatives Diversifier Fund, Virtus Global Premium AlphaSector Fund and Virtus Premium AlphaSector Fund, the basis for the Board of Trustees approving the subadvisory agreement with Euclid is expected to be available in the funds’ 2011 annual report, covering the period October 1, 2010 through September 30, 2011.”
•	The table and narrative under “VIA” on pages 125 and 126 regarding portfolio managers is hereby deleted. The following disclosure is inserted on page 123 immediately following the information about portfolio managers of Duff & Phelps.
Euclid

Virtus Allocator Premium AlphaSector Fund	Amy Robinson (since inception in March 2011)

Virtus AlphaSector Rotation Fund	Amy Robinson (since 2009)

Virtus Alternatives Diversifier Fund	Carlton Neel David Dickerson (both since 2008)

Virtus Global Premium AlphaSector Fund	Amy Robinson (since inception in March 2011)

Virtus Premium AlphaSector Fund	Amy Robinson (since inception in July 2010)
David Dickerson. Mr. Dickerson is Managing Director of Euclid (since September 2011) and Senior Vice President of Zweig Advisers, LLC (“Zweig”). He also serves as portfolio manager of the Virtus Balanced Fund (equity portion), Virtus Growth & Income Fund and Virtus Tactical Allocation Fund (equity portion), as well as The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by Zweig. For the period from July 2002 until returning to Zweig in April 2003, Mr. Dickerson was a managing director and principal of Shelter Rock Capital Partners, L.P., a market neutral hedge fund. While previously employed by Zweig from 1993 until July 2002, Mr. Dickerson served as senior portfolio manager for a number of the former Phoenix-Zweig mutual funds.
Carlton Neel. Mr. Neel is Senior Managing Director of Euclid (since September 2011) and Senior Vice President of Zweig. He also serves as portfolio manager of the Virtus Balanced Fund (equity portion), Virtus Growth & Income Fund and Virtus Tactical Allocation Fund (equity portion), as well as The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by Zweig. For the period from July 2002 until returning to Zweig in April 2003, Mr. Neel was a managing director and principal of Shelter Rock Capital Partners, L.P., a market neutral hedge fund. While previously employed by Zweig from 1995 until July 2002, Mr. Neel served as senior portfolio manager for a number of the former Phoenix-Zweig mutual funds.
Amy Robinson. Ms. Robinson is Managing Director of Euclid (since September 2011) and of VIA (since 1992) and leads VIA’s equity trading function. In this role, Ms. Robinson is responsible for all trading activities of investment portfolios and mutual funds; she also manages strategic operational initiatives for the firm. As Portfolio Manager of the above named funds, she is responsible for determining final allocations and trading decisions following receipt of the limited services subadviser’s investment recommendations. Ms. Robinson has 31 years of investment experience and is former president of the Security Traders Association of Connecticut.

Virtus CA Tax-Exempt Bond Fund
          Supplement dated September 30, 2011 to the Summary Prospectuses and Statutory Prospectus, each dated January 31, 2011, as supplemented (Continued)
     As approved by the Board of Trustees of Virtus Opportunities Trust, effective September 30, 2011, Newfleet Asset Management, LLC (“Newfleet”) became the investment subadviser for the Virtus CA Tax-Exempt Bond Fund, which was previously managed directly by Virtus Investment Advisers, Inc. (“VIA”), the fund’s investment adviser. The portfolio manager at VIA responsible for the fund will continue to manage the fund on behalf of Newfleet.
     VIA will continue to be the fund’s investment adviser. No changes to the fund’s principal investment strategies are being made. Also, the fees and expenses paid by the fund remain unchanged.
     The fund’s summary and statutory prospectuses are hereby revised as described below.
•	The following is added after the sentence under “Management” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus: “The fund’s subadviser is Newfleet Asset Management, LLC (“Newfleet”), an affiliate of VIA (since September 2011).”

•	The second sentence in the second paragraph under “The Adviser” on page 117 is hereby deleted.

•	The description of Mr. Heaney under “Portfolio Management” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is replaced with the following: “Timothy M. Heaney, CFA, Senior Portfolio Manager — Municipal Securities at Newfleet, is the manager of the fund. Mr. Heaney has been Portfolio Manager since 1997 and co-managed the fund from 1996 to 1997.”

•	The table showing subadvisers for each of the funds under “Management of the Funds” on page 118 is amended by adding the following row:

Virtus CA Tax-Exempt Bond Fund	Newfleet Asset Management, LLC (“Newfleet”)
•	The table showing subadvisory fees for each of the funds under “Management of the Funds” on page 121 is amended by adding the following row:

Virtus CA Tax-Exempt Bond Fund	50% of net investment management fee
•	The following sentence is added to the paragraph after the table showing subadvisory fees: “With respect to the Virtus CA Tax-Exempt Bond Fund, the basis for the Board of Trustees approving the subadvisory agreement is expected to be available in the fund’s 2011 annual report, covering the period October 1, 2010 through September 30, 2011.”

•	The information about Mr. Heaney in the table under “VIA” on page 126 is moved to appear under “SCM Advisors” (renamed “Newfleet” by supplement) on page 124. The biographical information for Mr. Heaney under “VIA” is removed and the following is inserted under “SCM Advisors” (renamed “Newfleet” by supplement).
Timothy M. Heaney, CFA. Mr. Heaney is Senior Portfolio Manager — Municipal Securities at Newfleet (since September 2011) and served as Senior Vice President and Portfolio Manager, Fixed Income of VIA (2008 to September 2011). Previously, he was associated with Goodwin Capital Advisers, Inc. (2007 to 2008), formerly an affiliate of VIA, and was also Managing Director, Fixed Income (1997-2007), Director, Fixed Income Research (1996 to 1997) and Investment Analyst (1995 to 1996) of VIA. He served as Investment Analyst of Phoenix Life Insurance Company from 1992 until 1994. Mr. Heaney also manages DTF Tax-Free Income, Inc., a closed-end fund managed by Duff & Phelps Investment Management Co, an affiliate of Newfleet and VIA.
Investors should retain this supplement with the Prospectus for future reference.

Virtus Allocator Premium AlphaSectorSM Fund,
a series of Virtus Opportunities Trust
Supplement dated November 3, 2011 to the Prospectus
dated January 31, 2011, as supplemented
Important Notice to Investors
     Under “Principal Investment Strategies” on page 2 of the fund’s summary prospectus and on page 2 of the statutory prospectus, the description of the types of securities in which the Alternative allocation of the fund will invest is hereby amended and replaced with the following:
     The Alternative allocation may be invested in ETFs representing gold, real estate and broad based equity securities.
     Investors should retain this supplement with the Prospectuses for future reference.

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For more information about Virtus mutual funds, please call your financial representative, contact us at 1-800-243-1574 or Virtus.com
8454	11-11

PRSRT STD U.S. POSTAGE
PAID
LANCASTER,
P.O. Box 9874	PA
Providence, RI 02940-8074	PERMIT 1793

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.
(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.
Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)	James M. Oates has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Mr. Oates is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $371,620 for 2010 and $423,470 for 2011.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $45,200 for 2010 and $61,804 for 2011. Such audit-related fees were cross fund fees.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $65,775 for 2010 and $66,325 for 2011. “Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Opportunities Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that James M. Oates, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0% for 2010 and 2011

(c)	0% for 2010 and 2011

(d)	Not applicable for 2010 and 2011
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $289,629 for 2010 and $428,066 for 2011.
(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Opportunities Trust

By (Signature and Title)*	/s/ George R. Aylward

George R. Aylward, President (principal executive officer)

Date	December 8, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward

George R. Aylward, President (principal executive officer)
Date	December 8, 2011

By (Signature and Title)*	/s/ W. Patrick Bradley

W. Patrick Bradley, Chief Financial Officer and Treasurer (principal financial officer)

Date	December 8, 2011

*	Print the name and title of each signing officer under his or her signature.